As filed with the Securities and Exchange Commission on November 28, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2018

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Global Bond Fund

DBLGX (I-share)

DLGBX (N-share)

DoubleLine Infrastructure Income Fund

BILDX (I-share)

BILTX (N-share)

DoubleLine Ultra Short Bond Fund

DBULX (I-share)

DLUSX (N-share)

DoubleLine Shiller Enhanced International CAPE®

DSEUX (I-share)

DLEUX (N-share)

DoubleLine Capital LP DoubleLine Alternatives LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Semi-Annual Report	September 30, 2018	3

President’s Letter	(Unaudited) September 30, 2018

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the 6-month period ended September 30, 2018. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2018

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2018

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended September 30, 2018, the Bloomberg Barclays U.S. MBS Index returned 0.12%. Interest rates during the period were higher with 2-year and 10-year rates up by 0.55% and 0.32%, respectively. The U.S. Treasury (UST) yield curve continued the flattening trend over the period. Money managers continued to absorb most of the excess supply as the Federal Reserve’s (Fed’s) reinvestments slow to zero, continuing the trend from earlier in the year. Demand from banks and overseas also picked up, helping to absorb this same Fed runoff. The duration of the Bloomberg Barclays U.S. MBS Index over the period extended from 5.05 to 5.28 as interest rates rose.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended September 30, 2018, spreads across the non-Agency sector were flat to slightly tighter. While we saw a large spread tightening over the period, spreads have met some resistance due to both rising “risk-free” rates and market volatility. Supply remains an issue as legacy paper continues to be paid down and most bonds are with buy-and-hold investors. Within the new issue space, non-qualifying mortgage securitization volumes have increased significantly this year as mortgage originators utilize expanded credit programs to maintain volumes. Collateral performance within this cohort has been strong and the high prepayment speeds have made this collateral attractive from a duration perspective. Re-performing and non-performing loan securitizations have declined in volume; however, they remain a large source of supply within the market. While the fundamental story is still positive for residential mortgages, rising mortgage interest rates and home prices have impacted affordability: home sales and home price growth have slowed. Market fundamentals should remain supported by low home inventory and increased household formation.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended September 30, 2018, new issue CMBS spreads moved tighter alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned 0.39%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of -0.14%. For the period, 10-year AAA last cash flows (LCFs) tightened by 0.10% while BBB- bonds tightened by 0.70%. While the pace of post-crisis issuance continues to lag pre-crisis issuance, the outstanding CMBS universe grew 3% over the reporting period, even as the legacy universe continues to pay down.

•	Emerging Markets (EM) Debt

Over the 6-month period ended September 30, 2018, U.S. dollar (USD)-denominated EM sovereign and corporate bonds posted negative performance. The negative performance of external EM debt was driven by wider credit spreads and rising UST yields. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified credit spread widened 32 basis points (bps) to 335 bps over the period, while UST yields rose with 2-year yields higher by 55 bps and 10-year yields higher by 32 bps. During the period, EM debt performance was negative against a backdrop of elevated trade tensions, continued tightening of monetary policy by the Fed, a strengthening USD, and currency crises in Argentina and Turkey. EM debt performance did recover some of its negative performance in September, however, amid tentative signs of stabilization in Argentina and Turkey, and the signing of a new U.S.-Mexico-Canada trade agreement.

•	International Sovereign

Over the 6-month period ended September 30, 2018, the FTSE World Government Bond Index (WGBI) posted negative mid-single digit returns driven by rising global yields and foreign currency losses against the USD. The USD, as measured by the U.S. Dollar Index (DXY), was sharply stronger against its G10 peers during the period against a backdrop of generally positive U.S. economic data and higher UST yields. The Fed raised rates in June and in September, and signaled continued, gradual rate hikes. The period also saw increased policy adjustments from developed market central banks, such as the European Central Bank, Bank of England, and Bank of Canada, following the Fed in tightening monetary policy. EM currencies sold off over the period, as market participants were concerned about elevated trade tensions and the currency crises in Argentina and Turkey as possible sources of contagion that could spread to other markets; however, EM currencies did recover partially in September.

•	Investment Grade (IG) Credit

For the 6-month period ended September 30, 2018, The Bloomberg Barclays U.S. Credit Index returned 0.01% driven by a 0.03% decline in spreads and higher UST yields. Spreads touched a 2018 high of 1.17% in June as the market digested higher UST rates. The yield

Semi-Annual Report	September 30, 2018	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2018

curve flattened over the period with short-term rates rising more than long-term rates; however, rates rose across the curve and the long-end underperformed. Energy was the best performing sector up 0.60% with Midstream—a subsector of Energy—up 1.13% as oil prices rose during the period. Utilities were the worst performing, down 1.10%, mainly driven by their longer duration. The new issue market slowed down substantially from the same period last year with $163.4 billion of net new issuance in the 6-month period ended September 30, 2018, compared to $325.8 billion in 6-month period ended September 30, 2017.

•	Bank Loans

For the 6-month period ended September 30, 2018, the S&P/LSTA Leverage Loan Index returned 2.55%. This equates to an average monthly return of 0.42%, which is just slightly below the index’s average monthly coupon income and indicates that loan prices softened modestly in the period. The sector performed well relative to other areas of fixed income given its lack of duration, even while record corporate earnings kept default rates low. Consistent with the strong economic backdrop and the performance of risk assets generally, lower rated loans outperformed higher rated loans. Two of the top three industry performers were formerly among the most stressed: Retailers and Oil & Gas. The asset class continues to receive cash inflows. CLO issuance is on pace for a record year and there have been loan retail inflows in every month of 2018. With the recent move higher in UST rates, the asset class is poised to receive further inflows.

•	U.S. High Yield (HY)

For the 6-month period ending on September 30, 2018, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.46%. The Bloomberg Barclays U.S. High Yield Long Index underperformed during the period returning 2.81% versus the Bloomberg Barclays U.S. High Yield Intermediate Index which returned 3.49%. Bonds with lower credit ratings continued to outperform over the period. CCC-rated issues returned 5.68%, while B-rated issues returned 3.74% and BB-rated issues returned 2.14%. Automotives was the only sector with a negative total return for the period, returning -2.03%. Lodging and Banking also underperformed, returning 0.16% and 0.28%, respectively. Over the period the best performing sectors were Oil Field Services, Supermarkets and Pharmaceuticals returning 7.62%, 9.72%, and 9.90%, respectively.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended September 30, 2018, new CLO issuance was active with a total of $68.84 billion coming to market. July and September were the only two months below $10 billion in monthly issuance. June was the highest monthly issuance during the period totaling $14.53 billion in issuance. The repeal of risk retention with respect to CLOs went into effect in April 2018. For the period, there was a surge of reset activity with the repeal of risk retention coupled with 2016 deals exiting their call protection. April had the highest reset volume at $15.97 billion.

•	Global Equities

For the 6-month period ending September 30, 2018, Global Equities, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI), rallied 5.12%. U.S. Equities outperformed the broader index with the S&P 500® Index up 11.41%. European Equities underperformed Global Equities with the Eurostoxx 50 Index up 3.90% during the period. Asian Equities were mixed with the Nikkei 225 Index up 13.28%, the Shanghai Composite Index down 8.83%, and the Korea Composite Stock Price Index (KOSPI) down 3.97% during the period. EM equities underperformed developed market equities during the period with the Morgan Stanley Capital International Emerging Markets Index (MSCI EM) down -9.78%.

•	Commodities

For the 6-month period ended September 30, 2018, the broad commodity market was mixed as the S&P Goldman Sachs Commodity Index (GSCI) rallied 8.37% while the Bloomberg Commodity Index Total Return (BCOM) declined 1.63%. Energy (+17.56%) was the best performing sector during this period with every commodity increasing, including robust rallies by Brent crude (+21.46%) and West Texas Intermediate (WTI) crude (+16.88%). Industrial metals declined 5.95% with the best performer, Aluminum, rallying 3.41% while the worst performer, Zinc, declined 18.89%. The precious metals sector declined 11.09% with Gold (-11.10%) and Silver (-10.94%) both decreasing in value. Livestock rallied 8.11% with Live Cattle increasing 11.22% while Lean Hogs appreciated 1.13%. Agriculture depreciated 12.31% with Corn (-15.42%) and Soybeans (-21.60%) declining while Wheat rallied (+1.88%).

6	DoubleLine Funds Trust

(Unaudited) September 30, 2018

•	Asset-Backed Securities (ABS)

For the 6-month period ended September 30, 2018, ABS spreads continued to march tighter, buoyed by the sector’s relatively shorter duration profile as interest rates rose. The Bloomberg Barclays U.S. Aggregate ABS Index was up 0.91% over the period. Previous concerns over collateral deterioration within consumer lending space was assuaged as delinquencies stabilized or slowed over the period particularly in autos. Auto ABS benefited from historically low unemployment coupled with high consumer confidence and rising used vehicle prices. As a result, auto collateral pools experienced lower loan-to-values, higher FICOs and lower payment-to-income ratios. The Manheim Used Vehicle Value Index hit a new all-time high in September, finishing the month at 139.9, up 3.71% during the third quarter. Issuance from non-traditional ABS sectors also remain strong as investor appetite for diversification and attractive risk-adjusted relative value versus similarly rated corporate debt persists.

•	Infrastructure Debt

For the 6-month period ended September 30, 2018, investor demand for infrastructure-related assets remained strong as private markets continued to support projects both domestically and globally. Infrastructure-related ABS was the best performing subsector during the period as spreads continued to tighten and bonds remained well bid on in the secondary market. The primary market brought new deals related to Aviation, Rail and Maritime Shipping, and Renewable Energy. Esoteric ABS remains on pace to hit an all-time high in terms of annual new issuance. U.S. Corporate Infrastructure exposures generated positive total returns during the period, driven by carry and 0.03% of spread tightening according to the Bloomberg Barclays U.S. Credit Index. Energy-related infrastructure bonds rallied as WTI Crude hit a multi-year high of $73.25 a barrel on September 28, 2018.

•	U.S. Large Cap Equities

For the 6-month period ended September 30, 2018, trade disputes between the U.S. and most of its largest trading partners loomed over the market. Beginning in the spring, there was a significant divergence between the equity markets of nations heavily dependent upon trade and the U.S. equity market. While the S&P 500 Index slowly worked higher in value, major indices of such export-dependent nations as China and Korea saw double-digit declines (in both local currency and USD terms). On September 17th, the Trump Administration announced the latest round of tariffs on Chinese imports. The 10% tariff on $200 billion in imports seems to have been taken with a sense of relief by the markets, as there had been indications the tariffs could be 25%. In fact, mid-September marked an interim trough in many trade-sensitive equity markets. By quarter-end most of these indices had rebounded. In the second and third quarters the U.S. equity markets largely shook off this noise, instead focusing on strong Gross Domestic Product (GDP) and earnings growth. By late August the S&P 500 Index was hitting all-time highs and by the end of the period had an 11.4% total return, 2.8% above its January peak. The period saw two blockbuster earnings release seasons: earnings growth in the first quarter was almost 25% and in the second quarter exceeded 25%. Much of that growth was directly due to the first-order effects of lower corporate tax rates.

•	Government Securities

For the 6-month period ended September 30, 2018, the Bloomberg Barclays U.S. Treasury Index posted a loss of 0.49%. The Fed hiked rates twice over the period, pushing front-end yields higher. Increased UST supply was another powerful force that put upward pressure on rates. The yield curve continued to flatten. The spread between 2-year and 10-year UST yields narrowed to 18.75 bps on August 24, 2018, the lowest in a decade. Some other yield curve spreads also reached multi-year low levels. Long-term inflation expectations, as reflected in 5-year forward 5-year breakeven rates (a market-based measure of expected inflation), were well-anchored around 2.2%. Front-end breakeven rates were more volatile. Two-year breakeven rates fell from the high level of 2% on May 16, 2018 to the low of 1.58% in early August. Higher energy prices and stronger near-term Consumer Price Index (CPI) forecasts fueled their recovery in late August and September.

Semi-Annual Report	September 30, 2018	7

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2018

DoubleLine Total Return Bond Fund

For the 6-month period ended September 30, 2018, the DoubleLine Total Return Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.14%. The UST curve flattened during this period with 2-year and 10-year yields up 0.55% and 0.32%, respectively. With the move in “risk-free” rates, valuations across the portfolio declined with longer duration sectors the most impacted. Therefore, interest carry was the primary performance driver with the net result of price moves and carry resulting in all non-Agency sectors exhibiting positive returns. Agency MBS was the only sector to detract from performance.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	0.52%
N-Share	0.30%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 6-month period ended September 30, 2018, the DoubleLine Core Fixed Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.14%. The UST curve flattened during this period as the 2-year and 10-year yields were up 0.55% and 0.32%, respectively. The top performing sectors for the period included High Yield Credit and Bank Loans. Generally, asset classes with low credit ratings experienced significant spread tightening and in an environment of higher rates were generally able to outperform. Bank Loans experienced the benefit of both tighter spreads as well as higher income as short rates continue to increase in line with the Fed’s hiking cycle. As to be expected in a period where risk was in favor, perceived safe haven assets underperformed with the primary laggards including UST, Global Government Bonds, and Municipal Bonds. As rates appear to be steadily rising, the Fund’s shorter duration relative to the benchmark continues to prove accretive to outperformance. As of the end of the period, the Fund’s duration was 4.91 and the benchmark’s duration was 6.03.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	0.12%
N-Share	0.00%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 6-month period ended September 30, 2018, the DoubleLine Emerging Markets Fixed Income Fund outperformed its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which returned -1.32%. Outperformance relative to the benchmark was driven by the Fund’s exposure to corporate issuers and a larger weighting in IG corporate credits relative to the benchmark. At the end of the period, the Fund held around 31% of the portfolio in sovereign and quasi-sovereign issuers. This is compared to sovereign or quasi-sovereign issuers representing 100% of the Index. Over the period, EM corporate credits outperformed sovereign credits, while EM investment grade credits outperformed their HY counterparts.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	-0.21%
N-Share	-0.44%
JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified	-1.32%

For additional performance information, please refer to the “Standardized Performance Summary.”

8	DoubleLine Funds Trust

(Unaudited) September 30, 2018

DoubleLine Multi-Asset Growth Fund

For the 6-month period ended September 30, 2018, the DoubleLine Multi-Asset Growth Fund underperformed the Blended Benchmark USD Hedged return of 2.94%. The Fund’s equity allocations, part of which was executed through derivatives, outperformed global equities as measured by the MSCI ACWI return of 5.12%. U.S. equities and energy stocks contributed to performance while emerging market equities detracted from performance. The fixed income allocation contributed to performance despite higher yields on UST with bank loans, Mortgage Real Estate Investment Trusts (REITs), CLOs and non-agency MBS adding to performance. UST futures and protection on investment grade CDX, according to the Markit CDX North America Investment Grade Index, detracted from performance. Positions in real assets, implemented through swaps, and currency forwards detracted from performance during the period with short USD versus Euro, British Pound, and Japanese Yen detracting from performance.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	2.57%
A-Share
Without Load	2.35%
With Load	-2.00%
S&P 500® Index	11.41%
Blended Benchmark USD Hedged*	2.94%
Blended Benchmark USD Unhedged	1.36%

*	The Blended Benchmark for the Multi-Asset Growth Fund is 60% MSCI ACWI, 40% Bloomberg Barclays Global Aggregate Bond Index.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 6-month period ended September 30, 2018, the DoubleLine Low Duration Bond Fund outperformed the ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index return 0.42%. The UST curve flattened during this period as the 2-year and 10-year yields were up 0.55% and 0.32%, respectively. The top performing sectors for the period included Bank Loans and CMBS. The Fund’s allocation to floating rate securities continues to benefit from rising short rates, particularly as spreads tighten. CMBS experienced similar benefits as more than two-thirds of the Fund’s exposure within this sector is to floating rate paper. All individual sectors in the portfolio outperformed the overall benchmark despite a period of spread tightening in risk assets.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	1.18%
N-Share	1.05%
ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index	0.62%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 6-month period ended September 30, 2018, the DoubleLine Floating Rate Fund underperformed the S&P/LSTA Leveraged Loan Index return of 2.55%. The Fund generally maintained an overweight position in B-rated credits and an underweight position in BB-rated and CCC-rated credits. An overweight position in B-rated loans was modestly beneficial to performance. The Fund’s underweight position in BB-rated loans was accretive to performance given that BB-rated loans underperformed the Index with a 2.00% return. CCC-rated loans outperformed the S&P/LSTA Leveraged Loan Index with a 5.44% return, so the Fund’s underweight position to CCC-rated loans was a drag on performance. The Fund held overweight exposures in Oil & Gas, Telecom, and Healthcare that were beneficial to overall performance. An overweight position in Business Equipment & Services had a detrimental impact on performance. An underweight position in Retailers was a drag on performance given the sector’s outperformance, while underweight exposures in Chemicals & Plastics and

Semi-Annual Report	September 30, 2018	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2018

Lodging & Casinos were accretive to performance. The Fund’s small position in HY bonds and CLO liabilities were a benefit to performance given that they outperformed the Index in the period. The Fund held a small cash position that was dilutive to overall performance.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	1.96%
N-Share	1.93%
S&P/LSTA Leveraged Loan Index	2.55%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 6-month period ended September 30, 2018, the DoubleLine Shiller Enhanced CAPE® outperformed the S&P 500® Index return of 11.41%. The Shiller Barclays CAPE® U.S. Sector Total Return Index, which the Fund gained exposure to through the use of excess return swaps, was allocated to four sectors: Consumer Discretionary, Healthcare, Industrials, and Technology. One of these sectors, Industrials, underperformed the S&P 500 Index. Of the three outperforming sectors, Healthcare provided the best returns. The fixed income collateral portfolio increased in value during the period, with all sectors delivering positive returns. The three fixed income sectors with the highest returns within the portfolio were Bank Loans, CMBS, and Residential MBS. Government bonds, ABS, and Emerging Market Fixed Income (EMFI), while delivering a positive total return, were the lowest returning sectors.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	13.68%
N-Share	13.56%
Shiller Barclays CAPE® U.S. Sector Total Return Index (reflects no deduction for fees, expenses or taxes)	14.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.41%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 6-month period ended September 30, 2018, the DoubleLine Flexible Income Fund’s Class I shares outperformed the ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index return of 0.97%. During the period, UST yields increased across the curve with 2-year yields increasing by 0.55%, 10-year yields increasing by 0.32%, and 30-year yields increasing by 0.23%. HY corporates were the top performing sector over the period, benefitting from strong corporate earnings and an increase in oil prices. CLOs and Bank Loans were also accretive to performance as floating rate assets benefitted from the increase in short-term rates over the period. Structured products posted positive performance as the interest income generated from ABS, CMBS, and Non-Agency MBS positions more than offset the negative price impact from UST yields increasing over the period. After posting negative returns in the second quarter due to a stronger USD, EM Corporates rallied in the third quarter to end the period with positive returns. In the Fund, Global bonds were the worst performers over the period as foreign currency losses against the USD and increased global yields detracted from performance.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	1.13%
N-Share	0.91%
ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	0.97%
LIBOR* USD 3 Month	1.17%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

10	DoubleLine Funds Trust

(Unaudited) September 30, 2018

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 6-month period ended September 30, 2018, the DoubleLine Low Duration Emerging Markets Fixed Income Fund modestly underperformed the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index return of 0.86%. The Fund benefited from an underweight position in Turkey credits versus the benchmark, but underperformance relative to the benchmark was driven by the Fund’s underweight positioning in Middle East and African credits. Over the quarter, Middle East and African corporate credits outperformed their peers in other regions.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	0.74%
N-Share	0.59%
JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index	0.86%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 6-month period ended September 30, 2018, the DoubleLine Long Duration Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Long Government/Credit Index return of -1.91%. Rates during this time period continued a flattening theme and were higher with the 2-year and 10-year rates up by 0.55% and 0.32%, respectively. Both the MBS and the Government portions of the Fund underperformed the Bloomberg Barclays U.S. MBS Index and the Bloomberg Barclays U.S. Long Government Index, respectively, over the time period. Agency Collateralized Mortgage Obligations (Agency CMOs) were the largest contributor to underperformance followed by Government bonds. The Fund’s duration over the period drifted higher primarily due to higher rates and the related mortgage duration extension.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	-3.00%
N-Share	-3.13%
Bloomberg Barclays U.S. Long Government/Credit Index	-1.91%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 6-month period ended September 30, 2018, the DoubleLine Strategic Commodity Fund outperformed the BCOM return of -1.63%. The Morgan Stanley Backwardation-Focused Multi-Commodity Index (MS BFMCISM) decreased by 0.33% in the period, while the DoubleLine Commodity Long Short Strategy (DCLS), a systematic long/short commodity strategy implemented through swaps, increased by 6.48%. The outperformance relative to the BCOM was driven by the outperformance of the MS BFCMISM (which the fund gained exposure to through the use of excess return swaps), the outperformance of the DCLS and the allocation timing between the beta and DCLS. The portfolio is fully collateralized by UST securities, which added incremental returns in the period.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	1.38%
N-Share	1.20%
Bloomberg Commodity Index Total Return (BCOM)	-1.63%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the 6-month period ended September 30, 2018, the DoubleLine Global Bond Fund’s Class I shares marginally outperformed the FTSE World Government Bond Index (WGBI) return of -4.92%. Negative performance over the period was driven primarily by FX depreciation

Semi-Annual Report	September 30, 2018	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2018

against the USD, as indicated by the DXY, which rose sharply over the second quarter and more modestly over third quarter. The fund benefitted from having no exposure in Italy and the U.K, which both underperformed during the period. Performance relative to the benchmark was hurt by the Fund’s overweight positioning in Ireland, Portugal, South Africa, and Central Eastern Europe countries, such as the Czech Republic, Hungary, and Poland.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	-4.88%
N-Share	-4.97%
FTSE World Government Bond Index (WGBI)	-4.92%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the 6-month period ended September 30, 2018, the DoubleLine Infrastructure Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.14%. Infra-related ABS was the best performing subsector, contributing 0.56% of total return as spreads continued to tighten during the period. Within ABS, Aircraft and Solar related bonds generated the largest positive returns. U.S. Corporate Infrastructure exposures contributed 0.13% of total return, driven by carry and 0.03% of spread tightening according to the Bloomberg Barclays U.S. Credit Index. Energy related infrastructure bonds rallied as WTI Crude hit a multi-year high of $73.25 a barrel on September 28, 2018. Despite increased volatility in EM, infrastructure-related assets in the Fund generated positive returns with the largest contributions coming from rail exposures in Central and South America.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	0.56%
N-Share	0.33%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the 6-month period ended September 30, 2018, the DoubleLine Ultra Short Bond Fund outperformed the ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index return of 0.95%. The outperformance occurred entirely in the third quarter as the Fund’s overweighting of corporate credit in commercial paper and floating rate notes outperformed UST bills.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	1.11%
N-Share	1.10%
ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index	0.95%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the 6-month period ended September 30, 2018, the DoubleLine Shiller Enhanced International CAPE® underperformed the Morgan Stanley Capital International (MSCI) Europe Net Return USD Index, which declined by 0.48%. The underperformance relative to the benchmark was driven primarily by the underperformance of the Shiller Barclays CAPE® Europe Sector Net Total Return Index (European CAPE Index), which the Fund gained exposure to through the use of excess return swaps. During the period, the European CAPE Index was allocated to five sectors: Consumer Discretionary, Consumer Staples, Healthcare, Telecom, and Utilities. Healthcare contributed positively to the Fund’s relative returns while a constituent of the European CAPE Index. The Fund’s fixed income portfolio increased in value during the

12	DoubleLine Funds Trust

(Unaudited) September 30, 2018

period, with all sectors delivering positive returns. The three fixed income sectors with the highest returns within the portfolio were CMBS, Bank Loans, and CLOs. Government bonds, ABS, and EMFI, while delivering a positive total return, were the lowest returning sectors.

Period Ended 9-30-18	6-Months (Not Annualized)
I-Share	-1.91%
N-Share	-1.95%
Morgan Stanley Capital International (MSCI) Europe Net Return USD Index (reflects no deduction for fees, expenses or taxes)	-0.48%

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2018 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible. Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays Bank PLC and its affiliates (“Barclays”) is not the issuer or producer of DoubleLine Shiller Enhanced CAPE® (the “Fund”) and Barclays has no responsibilities, obligations or duties to investors in the Fund. The Shiller Barclays CAPE® US Sector USD Index (the “Index”) is a trademark owned by Barclays and licensed for use by the Fund. While the Fund may execute transaction(s) with Barclays in or relating to the Index, Fund investors acquire interests solely in the Fund and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Fund or use of the Index or any data included therein. Barclays shall not be liable in any way to the Fund, investors or to other third parties in respect of the use or accuracy of the Index or any data included therein.

The Shiller Barclays CAPE® US Index Family (the “Index Family”) has been developed in part by RSBB-I, LLC, the research principal of which is Dr. Robert J. Shiller. RSBB-I, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Index Family or any data or methodology either included therein or upon which it is based. RSBB-I, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB-I, LLC is advised of the possibility of same.

Semi-Annual Report	September 30, 2018	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2018

Shiller Barclays CAPE® US Sector Total Return USD Index incorporates the principles of long-term investing distilled by Dr. Robert J. Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Alpha—A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays U.S. Aggregate ABS Index—This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate 1-3 Year Index—This index is the 1-3 year component of the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Index—This index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays U.S. High Yield Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays U.S. High Yield Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindices of the Bloomberg Barclays U.S. Corporate High Yield Index.

Bloomberg Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Index—The U.S. Treasury component of the U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Bloomberg Commodity Index Total Return (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Consumer Price Index (CPI)—A monthly data measure that examines the weighted average of prices paid by urban consumers for a representative basket of goods and services.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Eurostoxx 50 Index—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

FTSE World Government Bond Index (WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

G10—A grouping of 11 industrialized nations that meet on an annual basis to consult on financial matters. This grouping consists of France, Germany, Belgium, Italy, Japan, the Netherlands, Sweden, the United Kingdom, the United States, Canada and Switzerland.

ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index—This Index is a subset of the BAML Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BAML Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index—This index is an unmanaged index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

14	DoubleLine Funds Trust

(Unaudited) September 30, 2018

Korea Composite Stock Price Index (KOSPI)—A market capitalization weighted index of all common stocks traded on the Stock Market Division—previously, Korea Stock Exchange—of the Korea Exchange. It is the representative stock market index of South Korea, similar to the Dow Jones Industrial Average or S&P 500® in the United States.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Manheim Used Vehicle Value Index—The Index provides the financial community with a single measure that captures used vehicle pricing trends independent of underlying shifts in the characteristics of vehicles being sold.

Markit CDX North America Investment Grade Index—The index is composed of 125 equally weighted credit default swaps on investment grade entities, distributed among 5 sub-indices: High Volatility, Consumer, Financial, Industrial, and Technology, Media & Telecommunications. Markit CDX indices roll every 6 months in March & September.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCISM)—An index comprised of futures contracts selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically re-balanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Morgan Stanley Capital International (MSCI) Europe Net Return USD Index—The Index is part of the Modern Index Strategy and represents the performance of large and mid-cap equities across 15 developed countries in Europe. The Index has a number of sub-Indexes which cover various sub-regions market segments/sizes, sectors and covers approximately 85% of the free float-adjusted market capitalization in each country.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® U.S. Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net TR Index (European CAPE Index)—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of reported earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500 ® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

U.S. Dollar Index (DXY)—A weighted geometric mean of the United States dollar’s value relative to a basket of 6 major foreign currencies, including the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Semi-Annual Report	September 30, 2018	15

Standardized Performance Summary	(Unaudited) September 30, 2018

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX
DoubleLine Total Return Bond Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-18)	Gross/Net Expense Ratio
I-share (DBLTX)	0.52%	0.23%	1.82%	2.92%	5.81%	0.47%
N-share (DLTNX)	0.30%	-0.02%	1.53%	2.67%	5.54%	0.72%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14%	-1.22%	1.31%	2.16%	3.06%
DBLFX/DLFNX
DoubleLine Core Fixed Income Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 9-30-18)	Gross/Net Expense Ratio
I-share (DBLFX)	0.12%	-0.15%	2.40%	3.24%	4.91%	0.48%
N-share (DLFNX)	0.00%	-0.40%	2.12%	2.96%	4.65%	0.73%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14%	-1.22%	1.31%	2.16%	2.82%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-18)	Gross/Net Expense Ratio
I-share (DBLEX)	-0.21%	-1.98%	6.16%	4.95%	5.45%	0.88%
N-share (DLENX)	-0.44%	-2.23%	5.89%	4.69%	5.19%	1.13%
JP Morgan Emerging Markets Bond Index Global Diversified	-1.32%	-1.92%	6.04%	5.38%	6.02%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 9-30-18)	Gross/Net Expense Ratio
I-share (DMLIX)	2.57%	3.36%	8.95%	5.72%	4.51%	1.29%
A-share (DMLAX)[2]						1.54%
A-share (No Load)	2.35%	3.02%	8.68%	5.43%	4.23%
A-share (With Load)	-2.00%	-1.36%	7.12%	4.52%	3.65%
S&P 500® Index TR	11.41%	17.91%	17.31%	13.95%	13.89%
Blended Benchmark USD Hedged[3]	2.94%	6.21%	8.98%	6.55%	6.70%
Blended Benchmark Unhedged[3]	1.36%	5.28%	8.81%	5.55%	5.95%
DBLSX/DLSNX
DoubleLine Low Duration Bond Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 9-30-18)	Gross/Net Expense Ratio
I-share (DBLSX)	1.18%	1.45%	2.22%	1.98%	2.23%	0.43%
N-share (DLSNX)	1.05%	1.20%	1.93%	1.72%	1.97%	0.68%
ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%	0.04%	0.38%	0.56%	0.53%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index	0.62%	0.22%	0.74%	0.86%	0.90%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (2-1-13 to 9-30-18)	Gross/Net Expense Ratio
I-share (DBFRX)[4]	1.96%	4.30%	3.64%	3.34%	3.28%	0.67%
N-share (DLFRX)[4]	1.93%	4.04%	3.38%	3.08%	3.06%	0.92%
S&P/LSTA Leveraged Loan Index	2.55%	5.19%	5.32%	4.13%	4.09%

16	DoubleLine Funds Trust

(Unaudited) September 30, 2018

DSEEX/DSENX
DoubleLine Shiller Enhanced CAPE® Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (10-31-13 to 9-30-18)	Gross/Net Expense Ratio
I-share (DSEEX)	13.68%	19.94%	21.78%	16.66%	0.56%
N-share (DSENX)	13.56%	19.59%	21.48%	16.36%	0.81%
S&P 500® Index TR (reflects no deduction for fees, expenses or taxes)	11.41%	17.91%	17.31%	13.17%
Shiller Barclays CAPE® U.S. Sector TR USD Index (reflects no deduction for fees, expenses or taxes)	14.01%	21.04%	21.40%	15.78%
DFLEX/DLINX
DoubleLine Flexible Income Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (4-7-14 to 9-30-18)	Gross/Net Expense Ratio
I-share (DFLEX)	1.13%	2.08%	3.73%	3.32%	0.78%
N-share (DLINX)	0.91%	1.83%	3.45%	3.05%	1.03%
ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	0.97%	0.68%	1.34%	1.27%
LIBOR USD 3-Month Index	1.17%	1.99%	1.23%	0.92%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (4-7-14 to 9-30-18)	Gross Expense Ratio	Net Expense Ratio[1]
I-share (DBLLX)	0.74%	-0.29%	3.38%	2.45%	0.89%	0.59%
N-share (DELNX)	0.59%	-0.56%	3.11%	2.21%	1.14%	0.84%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	0.86%	1.35%	3.71%	3.06%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (12-15-14 to 9-30-18)	Gross Expense Ratio	Net Expense Ratio[1]
I-share (DBLDX)	-3.00%	-3.59%	0.43%	1.20%	0.81%	0.65%
N-share (DLLDX)	-3.13%	-3.84%	0.17%	0.93%	1.06%	0.90%
Bloomberg Barclays U.S. Long Government/Credit Index	-1.91%	-2.73%	3.43%	2.17%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (5-18-15 to 9-30-18)	Gross Expense Ratio	Net Expense Ratio[1]
I-share (DBCMX)	1.38%	12.71%	7.42%	2.44%	1.18%	1.12%
N-share (DLCMX)	1.20%	12.37%	7.11%	2.14%	1.43%	1.37%
Bloomberg Commodity Index Total Return	-1.63%	2.59%	-0.11%	-5.28%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year		Since Inception Annualized (12-17-15 to 9-30-18)	Gross/Net Expense Ratio
I-share (DBLGX)	-4.88%	-2.64%		1.29%	0.57%
N-share (DLGBX)	-4.97%	-2.88%		1.06%	0.82%
FTSE World Government Bond Index	-4.92%	-1.54%		2.40%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year		Since Inception Annualized (4-1-16 to 9-30-18)	Gross/Net Expense Ratio
I-share (BILDX)	0.56%	0.01%		2.54%	0.58%
N-share (BILTX)	0.33%	-0.24%		2.25%	0.83%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14%	-1.22%		0.62%

Semi-Annual Report	September 30, 2018	17

Standardized Performance Summary (Cont.)	(Unaudited) September 30, 2018

DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	Since Inception Annualized (6-30-16 to 9-30-18)	Gross Expense Ratio	Net Expense Ratio[1]
I-share (DBULX)	1.11%	1.74%	1.23%	0.32%	0.29%
N-share (DLUSX)	1.10%	1.51%	1.00%	0.57%	0.41%
ICE Bank of America/Merrill Lynch 3 Month Treasury Bill Index	0.95%	1.59%	1.04%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of September 30, 2018	6-Months (Not Annualized)	1-Year	Since Inception Annualized (12-23-16 to 9-30-18)	Gross Expense Ratio	Net Expense Ratio[1]
I-share (DSEUX)	-1.91%	-4.69%	9.41%	1.07%	0.68%
N-share (DLEUX)	-1.95%	-4.93%	9.17%	1.32%	0.92%
MSCI Europe Net Return USD Index	-0.48%	-0.30%	12.89%

1 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2019. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

2 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

3 The Blended Benchmark for the Multi-Asset Growth Fund is 60% MSCI ACWI, 40% Bloomberg Barclays Global Aggregate Bond Index.

4 The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. It it had, returns would be reduced.

Mutual Fund Investing involves risk. Principal loss is possible.

18	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $1,855,257,200)				1,848,632,655	3.8%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $2,816,579,476)				2,820,134,419	5.8%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,982,659,675)				3,751,094,892	7.7%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CIM Trust,
181,534,388	Series 2017-6-A1	3.02%	#^	06/25/2057	178,350,475	0.4%
153,307,024	Series 2017-8-A1	3.00%	#^	12/25/2065	150,921,091	0.3%

	Citigroup Mortgage Loan Trust, Inc.,
227,255,266	Series 2017-RP2-A1A	3.93%	#^	07/25/2067	224,954,692	0.5%

	CSMC Trust,
188,130,800	Series 2018-RPL7-A1	4.00%	^	10/25/2048	188,597,552	0.4%

	PR Mortgage Loan Trust,
225,350,969	Series 2014-1-APT	5.91%	#^	10/25/2049	199,066,753	0.4%

	Securitized Mortgage Asset Loan Trust,
320,075,292	Series 2015-1-PC	2.65%	#^¥	02/25/2054	270,349,707	0.6%

	Sequoia Mortgage Trust,
195,901,740	Series 2016-2-A1	3.50%	#^	08/25/2046	191,597,798	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					11,504,033,253	23.5%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,980,092,468)				12,907,871,321	26.5%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

658,003,125	Federal Home Loan Mortgage Corporation,	3.00%		05/15/2048	628,062,252	1.3%
	Series 4791
	Series 4792

160,249,696	Federal Home Loan Mortgage Corporation,	3.00%		08/15/2042	155,439,740	0.4%
	Series 267-30
	Series 269-30
	Series 274-30

231,177,835	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2040	227,989,078	0.5%
	Series 4323-GA
	Series 4390-NY

276,466,268	Federal Home Loan Mortgage Corporation,	3.00%		12/15/2041	267,420,729	0.6%
	Series 4471-BA
	Series 4471-BC

395,163,314	Federal Home Loan Mortgage Corporation,	3.00%		02/15/2044	381,635,808	0.8%
	Series 4471-GA
	Series 4527-CA
	Series 4527-GA
	Series 4588-DA

337,573,415	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	324,526,215	0.7%
	Series 4483-CA
	Series 4533-AB

	Federal Home Loan Mortgage Corporation,
195,074,360	Series 4573-CA	3.00%		11/15/2044	188,195,726	0.4%

	Federal Home Loan Mortgage Corporation,
169,852,862	Pool G0-8626	3.00%		02/01/2045	163,483,592	0.3%
462,817,465	Pool G0-8635	3.00%		04/01/2045	445,654,334	0.9%
362,510,295	Pool G0-8648	3.00%		06/01/2045	348,406,045	0.7%

183,377,153	Federal Home Loan Mortgage Corporation,	3.00%		08/01/2045	176,171,388	0.4%
	Pool G0-8658
	Pool V8-1821

	Federal Home Loan Mortgage Corporation,
552,042,660	Pool G0-8675	3.00%		11/01/2045	529,663,988	1.1%

272,471,330	Federal Home Loan Mortgage Corporation,	3.00%		12/01/2045	261,288,780	0.5%
	Pool G0-8680
	Pool V8-2117

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	19

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
218,428,314	Pool G0-8692	3.00%		02/01/2046	209,396,242	0.4%
211,036,254	Pool G6-0393	3.50%		01/01/2046	208,429,416	0.4%
4,864,494,641	Federal Home Loan Mortgage Corporation	0.00% – 14.48%	# I/F I/O P/O >	12/15/2030 – 10/15/2049	4,380,351,097	9.0%
1,965,765,506	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 – 01/01/2047	1,921,319,630	4.0%
144,890,942	Federal National Mortgage Association,	4.00%	>	04/25/2042	146,469,386	0.3%
	Series 2012-111-MJ
	Series 2012-30-DZ
	Series 2012-31-Z

152,825,591	Federal National Mortgage Association,	3.00%		11/25/2042	145,368,507	0.3%
	Series 2012-122-DB
	Series 2012-125-LA
	Series 2017-51-EA

186,884,245	Federal National Mortgage Association,	3.00%	>	04/25/2044	186,646,651	0.4%
	Series 2014-21-GZ
	Series 2015-88-BA

247,316,331	Federal National Mortgage Association,	3.00%	>	10/25/2044	227,883,175	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

	Federal National Mortgage Association,
193,816,414	Series 2014-M11-1A	3.22%	#	08/25/2024	193,233,317	0.4%
253,640,933	Series 2018-27	3.00%		12/25/2047	241,960,819	0.5%

552,502,855	Federal National Mortgage Association,	3.00%		06/25/2048	531,581,531	1.1%
	Series 2018-36
	Series 2018-38
	Series 2018-39

286,640,455	Federal National Mortgage Association,	3.00%		08/01/2046	273,970,689	0.6%
	Pool AS7661
	Pool MA2711
3,858,253,693	Federal National Mortgage Association	0.00% – 31.86%	# I/F I/O P/O >	01/25/2026 –10/25/2050	3,477,931,351	7.2%

149,865,501	Federal National Mortgage Association Pass-Thru,	3.50%		01/01/2032	150,488,389	0.3%
	Pool AB4167
	Pool AB4261
	Pool AK0713
	Pool MA0949

195,818,419	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2042	189,196,205	0.4%
	Pool AB6854
	Pool AB7077

170,526,809	Federal National Mortgage Association Pass-Thru,	3.50%		09/01/2042	166,908,738	0.3%
	Pool AP4787
	Pool AP4789
	Pool MA1179

198,108,425	Federal National Mortgage Association Pass-Thru,	3.00%		12/01/2044	190,891,471	0.4%
	Pool AS3961
	Pool AS4154

494,114,043	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	475,193,116	1.0%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

	Federal National Mortgage Association Pass-Thru,
148,186,334	Pool MA1136	3.50%		08/01/2042	145,044,229	0.3%
4,531,760,901	Federal National Mortgage Association Pass-Thru	0.00% – 6.50%		01/01/2019 – 09/01/2053	4,412,568,380	9.1%

Other US Government and Agency Mortgage Backed Obligationsµ					903,537,948.00	1.6%

	Total US Government and Agency Mortgage Backed Obligations (Cost $23,601,116,433)				22,876,307,962	47.1%

US GOVERNMENT AND AGENCY OBLIGATIONS

518,115,000	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2022	503,590,242	1.0%
250,000,000	United States Treasury Notes	1.38%		09/30/2019	246,879,883	0.5%
250,000,000	United States Treasury Notes	1.50%		10/31/2019	246,894,530	0.5%
600,000,000	United States Treasury Notes	1.63%		11/15/2022	569,730,468	1.2%
700,000,000	United States Treasury Notes	2.00%		02/15/2023	673,271,487	1.4%

Other US Government and Agency Obligationsµ					64,336,604	0.1%

	Total US Government and Agency Obligations (Cost $2,367,859,328)				2,304,703,214	4.7%

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
SHORT TERM INVESTMENTS
212,148,715	First American Government Obligations Fund - Class X	1.91%	♦		212,148,715	0.4%
212,148,715	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		212,148,715	0.4%
212,148,715	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		212,148,715	0.4%
250,000,000	United States Treasury Bills	0.00%		10/18/2018	249,756,509	0.6%
250,000,000	United States Treasury Bills	0.00%		11/15/2018	249,350,390	0.6%
250,000,000	United States Treasury Bills	0.00%		11/29/2018	249,133,950	0.5%
250,000,000	United States Treasury Bills	0.00%		12/06/2018	249,027,187	0.5%
250,000,000	United States Treasury Bills	0.00%		01/24/2019	248,237,065	0.5%
250,000,000	United States Treasury Bills	0.00%		02/14/2019	247,875,000	0.5%

	Total Short Term Investments (Cost $2,129,977,463)				2,129,826,246	4.4%

	Total Investments (Cost $49,733,542,043)				48,638,570,709	100.0%
	Other Assets in Excess of Liabilities				(17,585,342)	(0.0)%

	NET ASSETS				$48,620,985,367	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	47.1%
Non-Agency Residential Collateralized Mortgage Obligations	26.5%
Non-Agency Commercial Mortgage Backed Obligations	7.7%
Collateralized Loan Obligations	5.8%
US Government and Agency Obligations	4.7%
Short Term Investments	4.4%
Asset Backed Obligations	3.8%
Other Assets and Liabilities	(0.0)%	~

	100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2018.

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of all such securities including those in other securities amounted to $13,330,735,237 or 27.4% of net assets.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

I/O	Includes interest only securities

P/O	Includes principal only securities

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

¥	Illiquid security

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

♦	Seven-day yield as of September 30, 2018.

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	21

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $233,079,131)				232,886,430	2.2%

BANK LOANSµ
	Total Bank Loans (Cost $533,671,763)				534,093,759	5.0%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $281,754,554)				282,299,111	2.6%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $1,103,049,484)				1,072,380,800	9.9%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $143,614,729)				135,889,072	1.3%

MUNICIPAL BONDSµ
	Total Municipal Bonds (Cost $10,105,519)				10,011,967	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $797,926,876)				771,533,927	7.2%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CIM Trust,
33,156,966	Series 2017-6-A1	3.02	%#^	06/25/2057	32,575,429	0.3%

	CSMC Trust,
50,000,000	Series 2018-RPL8-A1	4.13	%^	07/25/2058	50,064,450	0.5%

	JP Morgan Mortgage Trust,
35,008,451	Series 2018-7FRB-A2, (1 Month LIBOR USD + 0.75%)	2.81	%^	04/25/2046	35,153,855	0.3%

	Legacy Mortgage Asset Trust,
39,199,155	Series 2018-GS2-A1	4.00	%^§	04/25/2058	39,045,436	0.4%
33,612,936	Series 2018-SL1-A	4.00	%#^	02/25/2058	33,446,724	0.3%

	Oak Hill Advisors Residential Loan Trust,
35,536,010	Series 2017-NPL2-A1	3.00	%^§	07/25/2057	35,072,766	0.3%

	Securitized Mortgage Asset Loan Trust,
40,141,188	Series 2015-1-PC	2.65	%#¥^	02/25/2054	33,905,018	0.3%

	Velocity Commercial Capital Loan Trust,
35,175,860	Series 2018-1-A	3.59	%^	04/25/2048	34,863,956	0.3%

	VOLT LLC,
41,105,640	Series 2017-NPL9-A1	3.13	%^§	09/25/2047	40,727,460	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					620,408,790	5.8%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $951,815,532)				955,263,884	8.9%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $1,342,781,565)				1,316,656,670	12.3%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
65,863,288	Series 358-300	3.00%		10/15/2047	63,170,080	0.6%
54,615,580	Series 4542-AC	2.70%		01/15/2045	51,882,688	0.5%
96,255,019	Series 4750-PA	3.00%		07/15/2046	92,250,339	0.9%
71,969,057	Series 4752-PL	3.00%		09/15/2046	70,084,483	0.7%
35,083,390	Series 4768-CA	3.50%		03/15/2044	34,982,374	0.3%

	Federal Home Loan Mortgage Corporation,
46,788,013	Pool G08701	3.00%		04/01/2046	44,853,305	0.4%
47,357,194	Pool Q51461	3.50%		10/01/2047	46,649,121	0.4%

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
319,040,459	Federal Home Loan Mortgage Corporation	2.79% – 8.97	%# I/F I/O P/O>	12/15/2030 – 01/15/2054	302,052,032	2.8%
73,993,537	Federal Home Loan Mortgage Corporation	3.00% – 5.50%		07/01/2035 – 04/01/2047	72,901,915	0.7%

	Federal National Mortgage Association,
96,528,471	Series 2018-21	0.00	%P/O	04/25/2048	74,486,137	0.7%
67,017,428	Series 2018-27	3.00%		12/25/2047	63,931,288	0.6%
172,859,235	Series 2018-35	0.00	%P/O	05/25/2048	131,265,552	1.2%

106,231,894	Federal National Mortgage Association,	3.00%		06/25/2048	102,271,269	1.0%
	Series 2018-36
	Series 2018-39

	Federal National Mortgage Association,
46,051,400	Pool AS7661	3.00%		08/01/2046	44,015,565	0.4%
38,090,360	Pool MA2806	3.00%		11/01/2046	36,500,996	0.3%
170,337,556	Federal National Mortgage Association	2.28% – 31.86	%I/F I/O >	04/25/2026 – 04/25/2050	158,101,828	1.5%
181,762,005	Federal National Mortgage Association	2.50% – 5.00%		12/01/2029 – 12/01/2046	174,815,827	1.6%

Other US Government and Agency Mortgage Backed Obligationsµ					91,946,209	1.0%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,703,203,385)				1,656,161,008	15.4%

US GOVERNMENT AND AGENCY OBLIGATIONS

135,880,000	United States Treasury Notes	2.25%		10/31/2024	130,330,683	1.2%
129,600,000	United States Treasury Notes	1.50%		10/31/2019	127,990,124	1.2%
124,400,000	United States Treasury Notes	1.75%		11/30/2019	123,073,391	1.1%
126,330,000	United States Treasury Notes	2.25%		08/15/2027	118,505,930	1.1%
115,560,000	United States Treasury Notes	1.63%		11/30/2020	112,632,631	1.1%
116,500,000	United States Treasury Notes	1.13%		06/30/2021	111,173,310	1.0%
112,900,000	United States Treasury Notes	2.00%		09/30/2020	111,111,682	1.0%
115,600,000	United States Treasury Notes	2.13%		09/30/2024	110,169,961	1.0%
112,000,000	United States Treasury Notes	2.00%		05/31/2021	109,528,125	1.0%
115,400,000	United States Treasury Notes	1.88%		08/31/2024	108,527,840	1.0%
104,200,000	United States Treasury Notes	2.13%		08/31/2020	102,866,973	1.0%
101,800,000	United States Treasury Notes	2.63%		07/31/2020	101,479,887	0.9%
102,100,000	United States Treasury Notes	1.75%		10/31/2020	99,882,516	0.9%
93,270,000	United States Treasury Notes	2.75%		11/15/2042	86,302,075	0.8%
80,900,000	United States Treasury Notes	2.75%		02/15/2028	78,912,262	0.8%
70,000,000	United States Treasury Notes	3.75%		11/15/2043	76,637,695	0.7%
79,200,000	United States Treasury Notes	2.88%		08/15/2045	74,557,828	0.7%
67,800,000	United States Treasury Notes	3.63%		08/15/2043	72,731,391	0.7%
65,900,000	United States Treasury Notes	3.13%		02/15/2043	65,100,705	0.6%
70,600,000	United States Treasury Notes	2.75%		11/15/2047	64,604,515	0.6%
61,100,000	United States Treasury Notes	3.38%		05/15/2044	62,974,767	0.6%
65,370,000	United States Treasury Notes	1.13% – 3.00%		01/31/2019 – 08/15/2048	63,180,709	0.6%

	Total US Government and Agency Obligations (Cost $2,146,530,610)				2,112,275,000	19.6%

AFFILIATED MUTUAL FUNDS
61,627,734	DoubleLine Global Bond Fund (Class I)				620,591,285	5.8%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				452,177,993	4.2%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				46,450,000	0.4%

	Total Affiliated Mutual Funds (Cost $1,138,900,000)				1,119,219,278	10.4%

EXCHANGE TRADED FUNDS AND COMMON STOCKSµ
	Total Exchange Traded Funds and Common Stocks (Cost $12,119,535)				1,985,457	0.0%

SHORT TERM INVESTMENTS
113,907,093	First American Government Obligations Fund - Class X	1.91	%♦		113,907,093	1.1%
113,907,093	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90	%♦		113,907,093	1.1%
113,907,093	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90	%♦		113,907,093	1.1%
165,300,000	United States Treasury Bills	0.00%		03/07/2019	163,659,971	1.4%

	Total Short Term Investments (Cost $505,374,320)				505,381,250	4.7%

	Total Investments (Cost $10,903,927,003)				10,706,037,613	99.6%
	Other Assets in Excess of Liabilities				39,717,164	0.4%

	NET ASSETS				$10,745,754,777	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	23

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2018

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.6%
US Government and Agency Mortgage Backed Obligations	15.4%
US Corporate Bonds	12.3%
Affiliated Mutual Funds	10.4%
Foreign Corporate Bonds	9.9%
Non-Agency Residential Collateralized Mortgage Obligations	8.9%
Non-Agency Commercial Mortgage Backed Obligations	7.2%
Bank Loans	5.0%
Short Term Investments	4.7%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	2.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	0.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.6%
US Government and Agency Mortgage Backed Obligations	15.4%
Affiliated Mutual Funds	10.4%
Non-Agency Residential Collateralized Mortgage Obligations	8.9%
Non-Agency Commercial Mortgage Backed Obligations	7.2%
Banking	4.9%
Short Term Investments	4.7%
Energy	3.5%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	2.2%
Telecommunications	2.1%
Healthcare	1.7%
Utilities	1.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Transportation	1.0%
Insurance	0.9%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Technology	0.9%
Finance	0.9%
Automotive	0.8%
Business Equipment and Services	0.7%
Media	0.7%
Pharmaceuticals	0.7%
Consumer Products	0.6%
Electronics/Electric	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Aerospace & Defense	0.5%
Food Products	0.4%
Leisure	0.4%
Mining	0.4%
Real Estate	0.4%
Pulp & Paper	0.4%
Industrial Equipment	0.3%
Chemicals/Plastics	0.3%
Containers and Glass Products	0.3%
Retailers (other than Food/Drug)	0.3%
Food Service	0.2%
Construction	0.2%
Commercial Services	0.2%
Beverage and Tobacco	0.2%
Building and Development (including Steel/Metals)	0.2%
Food/Drug Retailers	0.1%
Municipal Bonds	0.1%
Conglomerates	0.1%
Chemical Products	0.1%
Environmental Control	0.1%
Diversified Manufacturing	0.0%	~
Financial Intermediaries	0.0%	~
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	0.4%

	100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2018.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of all such securities including those in other securities amounted to $2,158,719,894 or 20.1% of net assets.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

¥	Illiquid security

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Includes interest only securities

P/O	Includes principal only securities

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

♦	Seven-day yield as of September 30, 2018.

~	Represents less than 0.05% of net assets.

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2018 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at September 30, 2018	Value at September 30, 2018	Change in Unrealized for the Period Ended September 30, 2018	Dividend Income Earned in the Period Ended September 30, 2018	Net Realized Gain (Loss) in the Period Ended September 30, 2018
DoubleLine Global Bond Fund (Class I)	$517,745,649	$136,500,000	$—	61,627,734	$620,591,285	$(33,654,364)	$6,626,117	$—
DoubleLine Infrastructure Income Fund (Class I)	456,745,448	—	—	45,674,545	452,177,993	(4,567,455)	7,097,183	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	48,650,000	—	—	5,000,000	46,450,000	(2,200,000)	752,715	—

	$1,023,141,097	$136,500,000	$—	112,302,279	$1,119,219,278	$(40,421,819)	$14,476,015	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	25

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 86.6%

ARGENTINA 4.0%
8,754,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	7,353,360
16,145,000	Pampa Energia S.A.	7.50%		01/24/2027	14,362,592
13,200,000	YPF S.A.	8.50%		07/28/2025	12,919,632
5,200,000	YPF S.A.	6.95%		07/21/2027	4,567,940

					39,203,524

BRAZIL 10.5%
200,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 6.98%)	8.75%	†	09/18/2019	202,000
3,000,000	Banco BTG Pactual S.A.	5.50%		01/31/2023	2,838,225
18,200,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	13,968,500
1,500,000	Braskem Finance Ltd.	6.45%		02/03/2024	1,605,000
7,631,000	Cosan Overseas Ltd.	8.25%	†	11/05/2018	7,602,384
11,200,000	ESAL GMBH	6.25%		02/05/2023	11,158,000
3,300,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	3,069,000
7,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	6,575,100
5,000,000	JBS Investments GmbH	7.25%		04/03/2024	5,106,250
3,500,000	MARB BondCo PLC	7.00%	^	03/15/2024	3,320,625
500,000	MARB BondCo PLC	7.00%		03/15/2024	474,375
7,280,000	MARB BondCo PLC	6.88%		01/19/2025	6,793,150
3,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	3,021,750
11,260,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	10,598,475
4,417,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	3,949,019
11,000,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	^†V	10/29/2018	632,500
3,000,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	1,050,000
14,300,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	12,802,075
3,450,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	3,279,656
1,700,000	Raizen Fuels Finance S.A.	5.30%		01/20/2027	1,602,250
2,400,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	2,388,000

					102,036,334

CHILE 9.7%
7,706,000	Banco de Credito e Inversiones	4.00%		02/11/2023	7,752,839
1,385,000	Banco Santander	3.88%		09/20/2022	1,387,258
4,718,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	4,841,848
7,500,000	ECL S.A.	5.63%		01/15/2021	7,802,861
17,293,000	Embotelladora Andina S.A.	5.00%		10/01/2023	18,087,486
1,817,350	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,794,082
5,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	4,878,353
5,892,000	Geopark Ltd.	6.50%		09/21/2024	5,943,555
8,952,119	Guanay Finance Ltd.	6.00%		12/15/2020	9,019,260
6,500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,604,584
3,475,000	Latam Finance Ltd.	6.88%		04/11/2024	3,388,125
5,026,000	SACI Falabella	3.75%		04/30/2023	4,998,142
6,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	6,474,595
900,000	Transelec S.A.	4.63%		07/26/2023	920,763
2,300,000	VTR Finance B.V.	6.88%	^	01/15/2024	2,348,875
8,205,000	VTR Finance B.V.	6.88%		01/15/2024	8,379,356

					94,621,982

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
CHINA 1.4%
700,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	674,329
500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	499,812
800,000	CNOOC Finance Ltd.	3.50%		05/05/2025	768,413
500,000	CNPC General Capital Ltd.	3.95%		04/19/2022	502,363
3,000,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	3,055,591
9,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	8,049,699

					13,550,207

COLOMBIA 5.6%
900,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	907,875
4,400,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	4,240,720
1,993,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,988,018
1,545,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	1,500,581
14,179,000	Canacol Energy Ltd.	7.25%		05/03/2025	13,771,354
2,200,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	2,266,000
4,100,000	Ecopetrol S.A.	5.88%		09/18/2023	4,378,800
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	392,720
10,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	10,112,540
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	198,250
4,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	4,037,480
1,800,000	Millicom International Cellular S.A.	5.13%		01/15/2028	1,662,750
4,500,000	SUAM Finance B.V.	4.88%		04/17/2024	4,505,625
4,230,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	4,306,140

					54,268,853

COSTA RICA 0.7%
970,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	965,441
4,000,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	3,987,500
1,400,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	1,395,625

					6,348,566

DOMINICAN REPUBLIC 1.5%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	7,781,250
741,000	AES Dominicana	7.95%		05/11/2026	768,788
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,836,000
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,080,000

					14,466,038

GUATEMALA 1.2%
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,545,000
4,783,000	Comcel Trust	6.88%		02/06/2024	4,905,564
3,323,000	Energuate Trust	5.88%		05/03/2027	3,155,189
1,000,000	Industrial Senior Trust	5.50%		11/01/2022	983,750

					11,589,503

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
HONG KONG 1.2%
300,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	291,439
4,000,000	CK Hutchison International Ltd.	2.75%	^	03/29/2023	3,818,033
7,600,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	7,243,314
500,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	489,588

					11,842,374

INDIA 14.3%
4,853,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	4,756,911
17,964,000	Bharti Airtel Ltd.	5.13%		03/11/2023	17,770,743
10,000,000	Bharti Airtel Ltd.	4.38%		06/10/2025	9,276,344
19,195,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	18,107,817
1,000,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	1,038,937
21,825,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	22,885,577
25,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	23,108,930
19,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	19,651,989
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	605,087
11,000,000	UPL Corporation	3.25%		10/13/2021	10,648,869
4,300,000	Vedanta Resources PLC	7.13%		05/31/2023	4,208,625
8,100,000	Vedanta Resources PLC	6.13%		08/09/2024	7,565,959

					139,625,788

ISRAEL 0.5%
1,300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	1,308,530
2,320,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,335,551
1,400,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,424,500

					5,068,581

JAMAICA 1.3%
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	4,948,950
12,000,000	Digicel Ltd.	7.13%		04/01/2022	7,918,320

					12,867,270

MALAYSIA 4.6%
16,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	15,937,990
17,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	16,231,948
8,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	7,898,720
5,000,000	Petronas Capital Ltd.	3.50%		03/18/2025	4,899,160

					44,967,818

MEXICO 9.7%
3,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	3,015,780
6,657,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/06/2028	6,756,855
2,444,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	2,304,839
8,650,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	8,725,687
6,450,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	6,562,875
2,111,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,031,838

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,700,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	12,518,375
13,440,000	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	13,251,840
3,079,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	3,067,485
5,700,000	Fresnillo PLC	5.50%		11/13/2023	5,871,000
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	7,607,500
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	6,358,080
4,319,376	Mexico Generadora de Energia	5.50%		12/06/2032	4,324,775
12,583,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	11,828,020
800,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	760,000

					94,984,949

PANAMA 7.4%
4,000,000	Banistmo S.A.	3.65%	^	09/19/2022	3,830,000
15,443,000	C&W Senior Financing DAC	6.88%		09/15/2027	15,443,000
9,032,992	ENA Norte Trust	4.95%		04/25/2023	9,094,055
15,300,000	Global Bank Corporation	5.13%		10/30/2019	15,449,175
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,490,250
2,800,000	Global Bank Corporation	4.50%		10/20/2021	2,781,800
13,000,000	Panama Metro Line SP	0.00%	^	12/05/2022	11,958,700
13,000,000	Panama Metro Line SP	0.00%		12/05/2022	11,958,700

					72,005,680

PARAGUAY 0.0%
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	409,756

					409,756

PERU 3.5%
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	3,003,000
1,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	1,043,500
2,100,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	2,212,875
2,800,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	2,896,880
2,200,000	Camposol S.A.	10.50%	^	07/15/2021	2,299,000
5,000,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	4,862,500
200,000	Inkia Energy Ltd.	5.88%	^	11/09/2027	190,752
6,631,000	Inkia Energy Ltd.	5.88%		11/09/2027	6,324,383
1,700,000	Nexa Resources S.A.	5.38%		05/04/2027	1,649,000
2,100,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	1,921,521
200,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	199,750
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,726,587
5,000,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	4,931,250

					34,260,998

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	27

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PHILIPPINES 2.3%
6,820,000	BDO Unibank, Inc.	2.63%		10/24/2021	6,549,232
16,171,000	BDO Unibank, Inc.	2.95%		03/06/2023	15,263,010
500,000	Union Bank of the Philippines	3.37%		11/29/2022	479,974

					22,292,216

SINGAPORE 7.2%
15,619,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	15,130,906
5,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	5,015,214
28,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	26,875,594
6,500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	6,111,138
17,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	16,752,480

					69,885,332

	Total Foreign Corporate Bonds (Cost $881,492,632)				844,295,769

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 11.6%

ARGENTINA 3.3%
13,400,000	Argentine Republic Government International Bond	6.88%		01/26/2027	11,423,500
5,200,000	Argentine Republic Government International Bond	5.88%		01/11/2028	4,131,400
4,200,000	Argentine Republic Government International Bond	6.63%		07/06/2028	3,459,750
15,200,000	Provincia de Buenos Aires	7.88%		06/15/2027	12,714,952

					31,729,602

CHILE 0.6%
5,000,000	Chile Government International Bond	3.13%		03/27/2025	4,860,350
500,000	Chile Government International Bond	3.13%		01/21/2026	480,872

					5,341,222

COSTA RICA 1.7%
15,808,000	Costa Rica Government International Bond	10.00%		08/01/2020	16,993,600

					16,993,600

INDONESIA 2.2%
1,000,000	Indonesia Government International Bond	4.88%		05/05/2021	1,031,706

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,500,000	Perusahaan Penerbit	4.15%	^	03/29/2027	13,054,500
7,900,000	Perusahaan Penerbit	4.15%		03/29/2027	7,639,300

					21,725,506

ISRAEL 0.6%
6,000,000	Israel Government International Bond	2.88%		03/16/2026	5,686,200

					5,686,200

MALAYSIA 0.1%
500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	476,489

					476,489

PANAMA 1.0%
10,000,000	Panama Government International Bond	4.00%		09/22/2024	10,160,100

					10,160,100

PHILIPPINES 2.1%
20,000,000	Philippine Government International Bond	4.20%		01/21/2024	20,595,440

					20,595,440

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $120,239,999)				112,708,159

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.3%
228,497	Frontera Energy Corporation*				3,198,965

	Total Exchange Traded Funds and Common Stocks (Cost $20,010,063)				3,198,965

SHORT TERM INVESTMENTS 0.6%
2,017,161	First American Government Obligations Fund - Class X	1.91%	♦		2,017,161
2,017,160	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		2,017,160
2,017,160	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		2,017,160

	Total Short Term Investments (Cost $6,051,481)				6,051,481

	Total Investments 99.1% (Cost $1,027,794,175)				966,254,374
	Other Assets in Excess of Liabilities 0.9%				9,005,358

	NET ASSETS 100.0%				$975,259,732

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	22.1%
Energy	19.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	11.6%
Telecommunications	10.4%
Transportation	6.1%
Consumer Products	6.1%
Utilities	5.4%
Finance	4.8%
Containers and Glass Products	2.2%
Mining	2.0%
Hotels/Motels/Inns and Casinos	1.7%
Chemical Products	1.6%
Conglomerates	1.5%
Pulp & Paper	1.2%
Chemicals/Plastics	1.1%
Short Term Investments	0.6%
Retailers (other than Food/Drug)	0.5%
Construction	0.2%
Technology	0.1%
Other Assets and Liabilities	0.9%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
India	14.3%
Brazil	10.5%
Chile	10.3%
Mexico	9.7%
Panama	8.4%
Argentina	7.3%
Singapore	7.2%
Colombia	5.9%
Malaysia	4.7%
Philippines	4.4%
Peru	3.5%
Costa Rica	2.4%
Indonesia	2.2%
Dominican Republic	1.5%
China	1.4%
Jamaica	1.3%
Hong Kong	1.2%
Guatemala	1.2%
Israel	1.1%
United States	0.6%
Paraguay	0.0%	~
Other Assets and Liabilities	0.9%

	100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At September 30, 2018, the value of these securities amounted to $93,795,201 or 9.6% of net assets.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of September 30, 2018

*	Non-income producing security

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	29

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.9%

	Arcadia Receivables Credit Trust,
104,891	Series 2017-1-A	3.25%	^	06/15/2023	105,077

	AVANT Loans Funding Trust,
87,201	Series 2017-B-A	2.29%	^	06/15/2020	87,160

	CarMax Auto Owner Trust,
300,055	Series 2018-2-A1	2.30%		05/15/2019	300,061

	Citi Held For Asset Issuance,
149,556	Series 2015-PM1-C	5.01%	^	12/15/2021	149,790

	Drive Auto Receivables Trust,
1,000,657	Series 2018-3-A1	2.43%		08/15/2019	1,000,485
2,000,000	Series 2018-4-A1	2.45%		09/16/2019	1,999,619

	Hyundai Auto Lease Securitization Trust,
12,864	Series 2018-A-A1	1.95%	^	03/15/2019	12,864

	LendingClub Issuance Trust,
10,809	Series 2016-NP2-A	3.00%	^	01/17/2023	10,806

	MarketPlace Loan Trust,
22,721	Series 2015-CB1-A	4.00%	^	07/15/2021	22,713

	Marlette Funding Trust,
237,512	Series 2017-2A-A	2.39%	^	07/15/2024	237,165

	Santander Drive Auto Receivables Trust,
393,090	Series 2018-3-A1	2.45%		06/17/2019	393,095

	SoFi Consumer Loan Program LLC,
427,954	Series 2017-6-A1	2.20%	^	11/25/2026	425,567

	SoFi Consumer Loan Program Trust,
451,327	Series 2017-2-A	3.28%	^	02/25/2026	450,658
519,858	Series 2017-3-A	2.77%	^	05/25/2026	515,285
1,147,102	Series 2017-5-A1	2.14%	^	09/25/2026	1,141,662

	Westlake Automobile Receivables Trust,
213,344	Series 2018-2A-A1	2.50%	^	05/15/2019	213,345
1,709,014	Series 2018-3A-A1	2.53%	^	09/16/2019	1,709,069

	Total Asset Backed Obligations (Cost $8,786,953)				8,774,421

COLLATERALIZED LOAN OBLIGATIONS 5.0%

	AIMCO,
1,000,000	Series 2014-AA-AR, (3 Month LIBOR USD + 1.10%)	3.45%	^	07/20/2026	1,000,952

	Avery Point Ltd.,
1,000,000	Series 2015-6R-AR, (3 Month LIBOR USD + 1.05%)	3.26%	^	08/05/2027	1,000,378

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	6.81%	#^@	01/17/2028	353,008

	California Street LP,
1,000,000	Series 2012-9A-AR, (3 Month LIBOR USD + 1.45%)	3.79%	^	10/16/2028	1,000,721

	Carlyle Global Market Strategies Ltd.,
1,000,000	Series 2017-1A-A1A, (3 Month LIBOR USD + 1.30%)	3.65%	^	04/20/2031	1,000,317

	Cent Ltd.,
1,000,000	Series 2013-18A-SUB	7.58%	#^@	07/23/2025	2,086

	Crown Point Ltd.,
58,002	Series 2013-2A-A1LR, (3 Month LIBOR USD + 0.59%)	2.93%	^	12/31/2023	58,072

	Greywolf Ltd.,
2,000,000	Series 2018-2A-A1, (3 Month LIBOR USD + 1.18%, 1.18% Floor)	0.00%	^	10/20/2031	1,999,071

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hillmark Funding Ltd.,
617,348	Series 2006-1A-C, (3 Month LIBOR USD + 1.70%)	4.01%	^	05/21/2021	617,642

	MP Ltd.,
1,000,000	Series 2015-2A-AR, (3 Month LIBOR USD + 0.91%)	3.25%	^	10/28/2027	998,297

	Shackleton Ltd.,
1,000,000	Series 2016-9A-A, (3 Month LIBOR USD + 1.50%)	3.85%	^	10/20/2028	1,006,533

	Wind River Ltd.,
1,000,000	Series 2013-2A-E1R, (3 Month LIBOR USD + 6.75%)	9.08%	^	10/18/2030	1,009,729
1,000,000	Series 2016-2A-A, (3 Month LIBOR USD + 1.50%)	3.84%	^	11/01/2028	1,001,731

	Total Collateralized Loan Obligations (Cost $11,671,128)				11,048,537

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.2%

	Adjustable Rate Mortgage Trust,
182,124	Series 2006-1-2A1	4.25%	#	03/25/2036	151,125

	Alternative Loan Trust,
420,596	Series 2005-55CB-1A1	5.50%		11/25/2035	408,000
329,112	Series 2005-J8-1A5	5.50%		07/25/2035	313,372
505,577	Series 2006-OA7-1A2, (12 Month US Treasury Average + 0.94%, 0.94% Floor)	2.78%		06/25/2046	473,724
412,145	Series 2007-HY4-4A1	3.81%	#	06/25/2047	385,822

	Banc of America Alternative Loan Trust,
372,645	Series 2006-7-A4	6.00%	ß	10/25/2036	214,313

	BCAP LLC Trust,
32,184	Series 2007-AA2-2A5	6.00%		04/25/2037	26,760
2,566,287	Series 2009-RR4-1A2	6.50%	#^	06/26/2037	1,328,614

	ChaseFlex Trust,
205,863	Series 2007-M1-2F4	4.32%	ß	08/25/2037	198,916

	CIM Trust,
910,000	Series 2017-3RR-B2	11.98%	#^Þ	01/27/2057	976,266

	Citicorp Mortgage Securities, Inc.,
1,238	Series 2007-2-3A1	5.50%		02/25/2037	1,239

	Citigroup Mortgage Loan Trust, Inc.,
87,031	Series 2009-7-2A2	5.50%	^	10/25/2021	84,255

	CitiMortgage Alternative Loan Trust,
192,934	Series 2007-A6-1A11	6.00%		06/25/2037	188,526

	Countrywide Alternative Loan Trust,
577,996	Series 2006-15CB-A1	6.50%		06/25/2036	448,054
81,248	Series 2006-32CB-A16	5.50%		11/25/2036	68,054
720,114	Series 2006-J1-2A1	7.00%		02/25/2036	283,158
15,880	Series 2007-17CB-1A10, (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	19.71%	I/F	08/25/2037	21,745
11,138	Series 2007-21CB-2A2, (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	19.54%	I/F	09/25/2037	13,459

	Countrywide Home Loans,
175,684	Series 2007-10-A5	6.00%		07/25/2037	148,033
9,621	Series 2007-4-1A5	6.50%		05/25/2037	8,018

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse First Boston Mortgage Securities Corporation,
102,671	Series 2005-8-1A3	5.25%		09/25/2035	94,678

	Credit Suisse Mortgage Capital Certificates,
37,155	Series 2006-9-4A1	6.00%		11/25/2036	28,936
157,631	Series 2010-7R-4A17	6.00%	#^	04/26/2037	157,654

	Deutsche Mortgage Securities, Inc.,
86,178	Series 2006-PR1-3A1, (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.10%	^ I/F	04/15/2036	84,368
267,094	Series 2006-PR1-5AI4, (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.10%	^ I/F	04/15/2036	231,985

	First Horizon Alternative Mortgage Securities,
39,915	Series 2007-FA2-1A3	6.00%		04/25/2037	29,035

	GreenPoint Mortgage Funding Trust,
1,222,366	Series 2005-AR3-2A1, (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.48%		08/25/2045	892,359

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	137,590

	GSR Mortgage Loan Trust,
85,944	Series 2006-2F-2A20, (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	9.00%	I/F	02/25/2036	84,055

	HarborView Mortgage Loan Trust,
490,252	Series 2006-14-1A1A, (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.35%		01/25/2047	456,492
531,939	Series 2007-3-1A1A, (1 Month LIBOR USD + 0.20%)	2.37%		05/19/2047	510,594

	JP Morgan Alternative Loan Trust,
25,587	Series 2005-S1-2A11	6.00%		12/25/2035	24,840
375,135	Series 2006-S1-1A3	5.50%		03/25/2036	318,260

	JP Morgan Mortgage Acquisition Trust,
129,913	Series 2006-CH2-AF3	5.46%	ß	09/25/2029	106,637

	Lehman Mortgage Trust,
68,705	Series 2006-4-1A3, (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.18%	I/F I/O	08/25/2036	7,699
4,294	Series 2006-4-1A4	6.00%		08/25/2036	4,169
805,705	Series 2007-10-2A1	6.50%		01/25/2038	563,685
40,538	Series 2007-5-11A1	5.16%	#	06/25/2037	32,582
1,050,599	Series 2007-5-1A3	5.75%		06/25/2037	1,027,916

	Lehman XS Trust,
147,994	Series 2005-1-3A3A	5.11%		07/25/2035	148,129

	MASTR Resecuritization Trust,
233,463	Series 2008-4-A1	6.00%	#^	06/27/2036	204,639

	Morgan Stanley Mortgage Loan Trust,
1,530,301	Series 2006-8AR-1A4, (1 Month LIBOR USD + 0.50%, 0.25% Floor)	2.72%		06/25/2036	790,703
241,284	Series 2007-13-6A1	6.00%		10/25/2037	211,899

	Residential Accredit Loans, Inc.,
176,194	Series 2006-QS10-A9	6.50%		08/25/2036	164,995
2,978	Series 2006-QS13-1A8	6.00%		09/25/2036	2,657
172,405	Series 2006-QS2-1A4	5.50%		02/25/2036	152,782
35,191	Series 2006-QS7-A4, (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.62%		06/25/2036	27,458

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
105,572	Series 2006-QS7-A5, (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.38%	I/F I/O	06/25/2036	11,290
61,577	Series 2006-QS8-A4, (1 Month LIBOR USD + 0.45%, 0.45% Floor)	2.67%		08/25/2036	46,739
184,730	Series 2006-QS8-A5, (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.33%	I/F I/O	08/25/2036	18,548

	Residential Asset Mortgage Products, Inc.,
227,021	Series 2004-RS2-MII1, (1 Month LIBOR USD + 0.87%, 0.58% Floor, 14.00% Cap)	3.09%		02/25/2034	223,751

	Residential Asset Securitization Trust,
18,608	Series 2005-A12-A12	5.50%		11/25/2035	17,117
443,101	Series 2006-A16-1A3	6.00%		02/25/2037	334,626
627,749	Series 2006-A9CB-A6	6.00%		09/25/2036	394,524
381,170	Series 2007-A1-A8	6.00%		03/25/2037	249,666
295,072	Series 2007-A5-2A5	6.00%		05/25/2037	257,251

	VOLT LLC,
2,000,000	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	2,001,114

	Washington Mutual Mortgage Pass-Through Certificates,
256,871	Series 2006-8-A6	4.60%	ß	10/25/2036	155,445

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $16,351,016)				15,948,320

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.1%

	Federal Home Loan Mortgage Corporation,
49,449	Series 3261-SA, (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	4.27%	I/F I/O	01/15/2037	6,988
16,226	Series 3317-DS, (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	9.60%	I/F	05/15/2037	17,439
100,385	Series 3355-BI, (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.89%	I/F I/O	08/15/2037	12,467
37,297	Series 3384-S, (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	4.23%	I/F I/O	11/15/2037	3,224
120,724	Series 3384-SG, (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	4.15%	I/F I/O	08/15/2036	16,150
55,921	Series 3417-SX, (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.02%	I/F I/O	02/15/2038	4,564
64,205	Series 3423-GS, (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.49%	I/F I/O	03/15/2038	5,253
600,934	Series 3423-TG, (-1 x 1 Month LIBOR USD + 6.00%, 6.00 Cap)	0.35%	I/F I/O	03/15/2038	5,346
61,866	Series 3500-SA, (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	3.36%	I/F I/O	01/15/2039	4,847

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	31

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
183,389	Series 3523-SM, (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84%	I/F I/O	04/15/2039	18,657
15,424	Series 3562-WS, (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.79%	I/F I/O	08/15/2039	786
172,434	Series 3728-SV, (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	2.29%	I/F I/O	09/15/2040	9,947
150,389	Series 3758-S, (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	3.87%	I/F I/O	11/15/2040	18,213
77,632	Series 3779-DZ	4.50%	>	12/15/2040	80,472
178,433	Series 3815-ST, (-1 x 1 Month LIBOR USD + 5.85% 5.85% Cap)	3.69%	I/F I/O	02/15/2041	19,876
65,154	Series 3900-SB, (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.81%	I/F I/O	07/15/2041	6,332
466,534	Series 3923-CZ	5.00%	>	09/15/2041	499,129
589,575	Series 4183-Z	3.00%	>	03/15/2043	544,884
1,148,951	Series 4210-Z	3.00%	>	05/15/2043	1,007,872

	Federal National Mortgage Association,
85,793	Series 2006-101-SA, (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.36%	I/F I/O	10/25/2036	12,842
44,228	Series 2006-123-LI, (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	4.10%	I/F I/O	01/25/2037	6,260
298,969	Series 2007-39-AI, (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	3.90%	I/F I/O	05/25/2037	36,585
137,965	Series 2007-57-SX, (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.40%	I/F I/O	10/25/2036	17,299
9,284	Series 2009-49-S, (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.53%	I/F I/O	07/25/2039	1,171
141,739	Series 2009-86-CI, (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.58%	I/F I/O	09/25/2036	12,848
49,078	Series 2009-90-IA, (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.53%	I/F I/O	03/25/2037	4,814
52,669	Series 2009-90-IB, (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.50%	I/F I/O	04/25/2037	4,561
231,002	Series 2010-39-SL, (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.45%	I/F I/O	05/25/2040	23,412
102,711	Series 2011-5-PS, (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.18%	I/F I/O	11/25/2040	10,934
387,614	Series 2012-30-DZ	4.00%	>	04/25/2042	391,499
1,173,277	Series 2013-53-ZC	3.00%	>	06/25/2043	1,058,961
687,773	Series 2013-55-KS, (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.68%	I/F	06/25/2043	509,036
1,095,703	Series 2013-55-VZ	3.00%	>	06/25/2043	992,798
565,073	Series 2014-58-VZ	3.00%	>	09/25/2044	496,912
566,707	Series 2015-9-ZA	3.50%	>	03/25/2045	536,278

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association,
22,321	Series 2009-6-SM, (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.78%	I/F I/O	02/20/2038	2,569
374,653	Series 2011-45-GZ	4.50%		03/20/2041	380,718
211,260	Series 2011-7-LS, (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	5.55%	I/F	12/20/2040	209,845

	Total US Government and Agency Mortgage Backed Obligations (Cost $7,311,994)				6,991,788

US GOVERNMENT AND AGENCY OBLIGATIONS 1.0%
2,150,960	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2019	2,137,923

	Total US Government and Agency Obligations (Cost $2,144,058)				2,137,923

REAL ESTATE INVESTMENT TRUSTS 4.2%
655,000	Annaly Capital Management, Inc.				6,700,650
148,747	Chimera Investment Corporation				2,696,783

	Total Real Estate Investment Trusts (Cost $8,896,096)				9,397,433

AFFILIATED MUTUAL FUNDS 28.3%
882,076	DoubleLine Core Fixed Income Fund (Class I)				9,385,292
1,011,049	DoubleLine Flexible Income Fund (Class I)				9,817,287
965,918	DoubleLine Low Duration Bond Fund (Class I)				9,601,225
3,300,984	DoubleLine Total Return Bond Fund (Class I)				34,132,179

	Total Affiliated Mutual Funds (Cost $66,150,315)				62,935,983

EXCHANGE TRADED FUNDS AND COMMON STOCKS 30.8%
34,062	BlackRock Build America Bond Fund				722,114
89,000	Energy Select Sector SPDR Fund				6,740,860
63,761	Invesco Municipal Opportunity Trust				729,426
53,499	Invesco Value Municipal Income Trust				740,426
68,500	iShares Asia 50 ETF				4,283,305
95,500	iShares Core MSCI Emerging Markets ETF				4,944,990
109,000	iShares MSCI Australia Index ETF				2,411,080
51,500	iShares MSCI Brazil ETF				1,737,095
36,000	iShares MSCI Hong Kong Index ETF				861,120
32,000	iShares MSCI Italy ETF				885,120
34,000	iShares MSCI Singapore Capped ETF				825,180
44,000	iShares MSCI Spain Capped ETF				1,302,840
37,000	iShares MSCI Sweden Capped ETF				1,214,340
51,331	Nuveen AMT-Free Municipal Credit Income Fund				747,379
58,000	Nuveen AMT-Free Quality Municipal Income Fund				734,280

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
51,385	Nuveen Municipal Credit Income Fund			740,458
78,674	Nuveen Municipal Value Fund, Inc.			736,389
57,000	Nuveen Quality Municipal Income Fund			729,030
220,000	SPDR Blackstone ETF			10,417,000
228,000	SPDR EURO STOXX 50 ETF			8,725,560
62,000	SPDR S&P Metals & Mining ETF			2,117,920
92,500	SPDR S&P Oil & Gas Exploration & Production ETF			4,004,325
100,000	Transocean Ltd.*			1,395,000
43,000	Utilities Select Sector SPDR Fund			2,263,950
265,000	VanEck Vectors JP Morgan EM Local Currency Bond ETF			4,361,900
95,500	VanEck Vectors Russia ETF			2,058,980
35,000	Vanguard Global ex-U.S. Real Estate ETF			1,965,949

	Total Exchange Traded Funds and Common Stocks (Cost $70,548,293)			68,396,016

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 14.0%
8,106,742	First American Government Obligations Fund - Class X	1.91	%♦		8,106,742
8,106,742	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90	%♦		8,106,742
8,106,742	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90	%♦		8,106,742
7,000,000	United States Treasury Bill	0.00%		06/20/2019	6,877,542

	Total Short Term Investments (Cost $31,203,054)				31,197,768

	Total Investments 97.5% (Cost $223,062,907)				216,828,189
	Other Assets in Excess of Liabilities 2.5%				5,491,669

	NET ASSETS 100.0%				$222,319,858

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Exchange Traded Funds and Common Stocks	30.8%
Affiliated Mutual Funds	28.3%
Short Term Investments	14.0%
Non-Agency Residential Collateralized Mortgage Obligations	7.2%
Collateralized Loan Obligations	5.0%
Real Estate Investment Trusts	4.2%
Asset Backed Obligations	3.9%
US Government and Agency Mortgage Backed Obligations	3.1%
US Government and Agency Obligations	1.0%
Other Assets and Liabilities	2.5%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At September 30, 2018, the value of these securities amounted to $21,198,593 or 9.5% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2018.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Interest only security

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2018.

Þ	Value determined using significant unobservable inputs.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

*	Non-income producing security.

♦	Seven-day yield as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	33

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2018

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
Nikkei-225 Future	Long	90	12/13/2018	10,883,250	$881,683
MSCI Emerging Markets Index Future	Long	212	12/21/2018	11,126,820	318,590
FTSE 100 Index Future	Long	63	12/21/2018	6,147,513	187,131
E-mini S&P 500 Future	Long	59	12/21/2018	8,611,050	22,572
E-mini Russell 2000 Future	Long	59	12/21/2018	5,017,360	(43,898)
Ultra 10-Year US Treasury Note Future	Long	49	12/19/2018	6,174,000	(116,872)
CBT Ultra US Treasury Bond Future	Long	50	12/19/2018	7,714,063	(309,867)

					$939,339

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements
Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/28/2019	44,000,000	$4,224,053
Long Commodity Basket Swap	Morgan Stanley	Long	0.20%	Termination	10/04/2018	4,260,000	82,394
Short Commodity Basket Swap	Morgan Stanley	Short	(0.23)%	Termination	10/04/2018	(4,260,000)	26,755

							$4,333,202

Total Swap Agreements							$4,333,202

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI Zinc Official Close Index	SPGCIZP	1.72	$106	17.1%
S&P GSCI Brent Crude Official Close Index	SPGCBRP	0.22	103	16.6%
S&P GSCI Gas Oil Official Close Index	SPGCGOP	0.23	103	16.6%
S&P GSCI Crude Oil Official Close Index	SPGCCLP	0.46	103	16.6%
S&P GSCI Copper Official Close Index	SPGCICP	0.19	103	16.6%
S&P GSCI Unleaded Gasoline Official Close Index	SPGCHUP	0.09	103	16.5%

			$621	100.0%

Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI Coffee Official Close Index	SPGCKCP	9.95	$78	17.3%
S&P GSCI Wheat Official Close Index	SPGCWHP	10.83	75	16.6%
S&P GSCI Soybeans Index	SPGCSOP	0.22	75	16.6%
S&P GSCI Kansas Wheat Official Close Index	SPGCKWP	4.45	75	16.6%
S&P GSCI Natural Gas Official Close Index	SPGCNGP	6.94	74	16.5%
S&P GSCI Corn Official Close Index	SPGCCNP	11.63	73	16.4%

			$450	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
12/20/2018	Goldman Sachs	353,000,000	JPY	3,128,934	3,146,566	USD	3,146,566	17,632
12/12/2018	RBC	6,190,972	USD	6,190,972	5,300,000	EUR	6,193,234	2,262
12/20/2018	Goldman Sachs	6,205,497	USD	6,205,497	4,700,000	GBP	6,151,706	(53,791)
12/20/2018	Goldman Sachs	6,988,724	USD	6,988,724	777,000,000	JPY	6,887,200	(101,524)
12/20/2018	RBC	7,644,476	USD	7,644,476	850,000,000	JPY	7,534,260	(110,216)

				$30,158,603			$29,912,966	$(245,637)

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	US Dollar

A summary of the DoubleLine Multi-Asset Growth Fund's (Consolidated) investments in affiliated mutual funds for the period ended September 30, 2018 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at September 30, 2018	Value at September 30, 2018	Change in Unrealized for the Period Ended September 30, 2018	Dividend Income Earned in the Period Ended September 30, 2018	Net Realized Gain (Loss) in the Period Ended September 30, 2018
DoubleLine Total Return Bond Fund (Class I)	$34,594,317	$—	$—	3,300,984	$34,132,179	$(462,138)	$642,030	$—
DoubleLine Flexible Income Fund (Class I)	9,918,392	—	—	1,011,049	9,817,287	(101,105)	211,990	—
DoubleLine Low Duration Bond Fund (Class I)	9,630,202	—	—	965,918	9,601,225	(28,977)	141,669	—
DoubleLine Core Fixed Income Fund (Class I)	9,535,245	—	—	882,076	9,385,292	(149,953)	161,410	—

	$63,678,156	$—	$—	6,160,027	$62,935,983	$(742,173)	$1,157,099	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	35

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.6%

	Access Group, Inc.,
8,282,707	Series 2007-A-B (3 Month LIBOR USD + 0.55%, 0.55% Floor)	2.86%		02/25/2037	8,076,358

	Arcadia Receivables Credit Trust,
2,622,281	Series 2017-1-A	3.25%	^	06/15/2023	2,626,913

	Avant Loans Funding Trust,
1,930,106	Series 2016-B-C	10.60%	^	04/15/2022	1,968,003

	AVANT Loans Funding Trust,
501,403	Series 2017-B-A	2.29%	^	06/15/2020	501,173

	CLUB Credit Trust,
16,968,197	Series 2018-2-PT	9.95%	^	02/15/2041	17,018,932

	Commonbond Student Loan Trust,
5,638,335	Series 2017-BGS-A1	2.68%	^	09/25/2042	5,490,910

	Consumer Installment Loan Trust,
79,873	Series 2016-LD1-A	3.96%	^	07/15/2022	79,873

	Consumer Loan Underlying Bond Credit Trust,
1,842,559	Series 2017-NP2-A	2.55%	^	01/16/2024	1,841,580
10,561,371	Series 2018-P1-A	3.39%	^	07/15/2025	10,560,273
14,000,000	Series 2018-P2-A	3.47%	^	10/15/2025	14,038,010

	Credit Acceptance Auto Loan Trust,
14,000,000	Series 2017-2A-A	2.55%	^	02/17/2026	13,877,417

	Eagle Ltd.,
277,609	Series 2014-1A-A1	2.57%	^	12/15/2039	277,977

	Earnest Student Loan Program,
6,061,324	Series 2016-A-A2	2.50%	^	04/25/2033	5,942,643
11,960,878	Series 2017-A-A2	2.65%	^	01/25/2041	11,715,206

	Flagship Credit Auto Trust,
6,000,000	Series 2016-3-B	2.43%	^	06/15/2021	5,972,978
12,750,000	Series 2016-4-B	2.41%	^	10/15/2021	12,678,467
15,000,000	Series 2017-1-B	2.83%	^	03/15/2023	14,958,903

	Hilton Grand Vacations Trust,
4,000,000	Series 2018-AA-A	3.54%	^	02/25/2032	4,001,074

	Invitation Homes Trust,
31,036,129	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	3.01%	^	12/17/2036	31,166,279
19,891,728	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	2.86%	^	03/17/2037	19,869,274

	Jimmy Johns Funding LLC,
3,338,280	Series 2017-1A-A2I	3.61%	^	07/30/2047	3,301,047

	LendingClub Issuance Trust,
378,310	Series 2016-NP2-A	3.00%	^	01/17/2023	378,219

	Lendmark Funding Trust,
17,750,000	Series 2016-2A-A	3.26%	^	04/21/2025	17,771,318

	Mariner Finance Issuance Trust,
10,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	10,005,921

	Marlette Funding Trust,
6,056,545	Series 2017-2A-A	2.39%	^	07/15/2024	6,047,709
21,398,524	Series 2018-3A-A	3.20%	^	09/15/2028	21,399,149

	OneMain Financial Issuance Trust,
3,611,525	Series 2015-1A-A	3.19%	^	03/18/2026	3,620,604
31,250,000	Series 2017-1A-A1	2.37%	^	09/14/2032	30,726,984

	Oportun Funding LLC,
10,000,000	Series 2016-C-A	3.28%	^	11/08/2021	10,005,976

	Prosper Marketplace Issuance Trust,
15,500,000	Series 2018-2A-A	3.35%	^	10/15/2024	15,501,071

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SCF Equipment Leasing LLC,
2,966,287	Series 2017-1A-A	3.77%	^	01/20/2023	2,967,950
7,302,840	Series 2017-2A-A	3.41%	^	12/20/2023	7,217,444

	Sierra Timeshare Receivables Funding LLC,
6,352,969	Series 2016-2A-A	2.33%	^	07/20/2033	6,231,062

	SoFi Consumer Loan Program LLC,
604,483	Series 2016-1-A	3.26%	^	08/25/2025	603,640
2,920,154	Series 2016-3-A	3.05%	^	12/26/2025	2,908,316
4,279,542	Series 2017-6-A1	2.20%	^	11/25/2026	4,255,666
5,000,000	Series 2017-6-A2	2.82%	^	11/25/2026	4,925,251

	SoFi Consumer Loan Program Trust,
3,042,953	Series 2016-2-A	3.09%	^	10/27/2025	3,037,613
6,418,771	Series 2017-1-A	3.28%	^	01/26/2026	6,412,253
4,513,270	Series 2017-2-A	3.28%	^	02/25/2026	4,506,580
5,198,581	Series 2017-3-A	2.77%	^	05/25/2026	5,152,851
9,559,181	Series 2017-5-A1	2.14%	^	09/25/2026	9,513,848
4,500,000	Series 2017-5-A2	2.78%	^	09/25/2026	4,422,790
11,666,058	Series 2018-1-A1	2.55%	^	02/25/2027	11,614,407
16,205,617	Series 2018-3-A1	3.20%	^	08/25/2027	16,206,771

	SoFi Professional Loan Program,
475,386	Series 2014-A-A2	3.02%	^	10/25/2027	475,427
2,307,470	Series 2015-C-A2	2.51%	^	08/25/2033	2,261,343
4,655,071	Series 2016-A-A2	2.76%	^	12/26/2036	4,582,484
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,840,903
8,977,140	Series 2017-B-A1FX	1.83%	^	05/25/2040	8,932,607
4,931,613	Series 2017-C-A2A	1.75%	^	07/25/2040	4,890,096

	SoFi Professional Loan ProgramTrust,
5,500,000	Series 2018-D-A1FX	3.12%	^	02/25/2048	5,500,900

	SpringCastle America Funding LLC,
16,693,286	Series 2016-AA-A	3.05%	^	04/25/2029	16,640,646

	Springleaf Funding Trust,
4,224,658	Series 2015-AA-A	3.16%	^	11/15/2024	4,225,226
15,810,000	Series 2016-AA-A	2.90%	^	11/15/2029	15,770,548
25,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	24,512,503

	Spruce Asset Backed Securities Trust,
430,530	Series 2016-E1-A	4.32%	^	06/15/2028	432,086

	TAL Advantage LLC,
1,730,833	Series 2013-2A-A	3.55%	^	11/20/2038	1,711,736

	Wachovia Student Loan Trust,
772,619	Series 2006-1-A5 (3 Month LIBOR USD + 0.12%, 0.12% Floor)	2.46%	^	07/26/2027	772,548

	Westlake Automobile Receivables Trust,
10,000,000	Series 2016-3A-C	2.46%	^	01/18/2022	9,972,746
20,000,000	Series 2017-2A-C	2.59%	^	12/15/2022	19,818,296
12,000,000	Series 2018-2A-B	3.20%	^	01/16/2024	11,987,687

	Total Asset Backed Obligations (Cost $531,218,856)				528,724,465

BANK LOANS 6.4%

	Burger King Restaurant Brands,
14,822,548	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.49%		02/16/2024	14,848,487

	AECOM Technology Corporation,
5,707,033	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.99%		03/13/2025	5,729,319

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Allison Transmission, Inc.,
11,614,051	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 1.00% Floor)	3.97%	09/23/2022	11,701,157

	American Airlines, Inc.,
890,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.13%	10/11/2021	891,251
4,949,495	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%	04/28/2023	4,932,172
5,865,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.16%	12/14/2023	5,842,551

	Aramark Services, Inc.,
5,332,163	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.08%	03/28/2024	5,349,652
4,817,202	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.08%	03/11/2025	4,838,277

	Ashland LLC,
676,574	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.92%	05/17/2024	678,943
318,388	(1 Month LIBOR USD + 1.75%)	3.83%	05/17/2024	319,502

	Axalta Coating Systems Dutch Holding B B.V.,
14,656,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.14%	05/31/2024	14,703,837

	Berry Global Group, Inc.,
14,019,907	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.00%)	4.19%	10/01/2022	14,065,682

	Charter Communications Operating, LLC.,
10,629,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.25%	04/30/2025	10,657,472

	Ciena Corporation,
995,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.32%	09/20/2025	1,000,597

	CommScope, Inc.,
6,271,796	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%	12/29/2022	6,308,392

	Crown Americas LLC,
2,758,088	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	4.16%	04/03/2025	2,775,077

	CSC Holdings, LLC,
11,879,637	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.41%	07/17/2025	11,899,417

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Dell International L.L.C.,
10,884,565	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	4.25%	09/07/2023	10,919,504

	ESH Hospitality, Inc.,
13,437,822	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%	08/30/2023	13,459,457

	First Data Corporation,
11,207,997	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.21%	04/26/2024	11,229,965

	Generac Power Systems, Inc.,
3,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.75% Floor)	3.85%	05/31/2023	3,006,255

	Global Payments Inc.,
3,002,265	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.99%	04/21/2023	3,010,522

	Grifols Worldwide Operations USA Inc,
11,778,403	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.25%)	4.42%	01/31/2025	11,853,372

	HCA Inc.,
13,896,211	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.99%	03/17/2023	14,018,359
1,024,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%	03/13/2025	1,033,674

	Hilton Worldwide Finance LLC,
13,004,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.97%	10/25/2023	13,077,638

	IQVIA Inc,
5,466,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.14%	06/09/2025	5,470,864
5,940,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.39%	01/17/2025	5,969,730

	Iron Mountain Information Management, LLC,
9,950,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.99%	01/02/2026	9,866,022

	Jacobs Douwe Egberts International B.V.,
8,374,178	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	4.63%	07/05/2022	8,450,049

	KAR Auction Services, Inc.,
6,504,289	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.94%	03/09/2023	6,544,941

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	37

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	KFC Holding Company,
1,492,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.91%	04/03/2025	1,496,239

	Lamar Media Corporation,
1,965,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.94%	03/14/2025	1,976,592

	Leidos Innovations Corporation,
8,206,539	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.00%	08/22/2025	8,254,424

	Level 3 Financing Inc,
15,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.43%	02/22/2024	15,059,400

	MGM Growth Properties Operating Partnership LP,
11,814,154	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%	03/21/2025	11,842,744

	Microchip Technology Incorporated,
7,816,380	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.25%	05/29/2025	7,830,215

	NRG Energy, Inc.,
2,977,157	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.14%	06/30/2023	2,983,677

	Open Text Corporation,
1,990,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.99%	05/30/2025	2,003,184

	Pinnacle Foods Finance LLC,
8,073,014	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.85%	02/02/2024	8,083,630

	RPI Finance Trust,
11,539,937	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.39%	03/27/2023	11,594,578

	ServiceMaster Company, LLC (The),
4,704,751	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	11/08/2023	4,751,799

	Six Flags Theme Parks Inc.,
7,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.97%	06/30/2022	7,047,040

	Sprint Communications, Inc.,
11,853,327	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.75%	02/02/2024	11,897,777

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Syneos Health, Inc.,
11,004,698	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%		08/01/2024	11,034,796

	Trans Union LLC,
5,605,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%		06/19/2025	5,629,887

	VICI Properties 1 LLC,
6,519,545	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.21%		12/20/2024	6,537,376

	Virgin Media Bristol LLC,
4,970,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.66%		01/15/2026	4,983,841

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
2,607,066	(1 Month LIBOR USD + 2.00%)	4.24%		12/31/2025	2,613,101
7,048,734	(1 Month LIBOR USD + 2.00%)	4.16%		12/31/2025	7,065,052

	W.R. Grace & Company,
10,601,053	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.14%		04/03/2025	10,657,397
6,183,947	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.14%		04/03/2025	6,216,815

	Worldpay, LLC,
7,960,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.88%		08/09/2024	7,983,004

	Wyndham Hotels & Resorts Inc,
4,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.99%		05/30/2025	4,517,820

	Total Bank Loans (Cost $396,380,053)				396,512,525

COLLATERALIZED LOAN OBLIGATIONS 15.8%

	AIMCO,
10,500,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	3.45%	^	07/20/2026	10,510,002
25,000,000	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.19%	^	01/15/2028	24,927,133

	ALM LLC,
7,500,000	Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	3.89%	^	07/15/2028	7,520,038
2,500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	4.54%	^	07/15/2028	2,509,185

	Apidos Ltd.,
4,899,723	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.32%	^	01/19/2025	4,901,400

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Arbor Realty Ltd.,
15,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	3.15%	^	08/15/2027	15,041,760
12,618,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	3.31%	^	06/15/2028	12,674,729

	Avery Point Ltd.,
20,000,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	3.26%	^	08/05/2027	20,007,557

	Babson Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	3.54%	^	10/20/2030	5,987,018

	Battalion Ltd.,
44,000,000	Series 2014-7A-A1RR (3 Month LIBOR USD + 1.04%)	3.38%	^	07/17/2028	44,001,268

	BlueMountain Ltd.,
6,700,000	Series 2012-2A-AR (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.74%	^	11/20/2028	6,708,784
14,413,413	Series 2013-3A-AR (3 Month LIBOR USD + 0.89%)	3.23%	^	10/29/2025	14,420,733

	California Street LP,
10,000,000	Series 2012-9A-AR (3 Month LIBOR USD + 1.45%)	3.79%	^	10/16/2028	10,007,211

	Carlyle Global Market Strategies Ltd.,
9,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	3.35%	^	04/20/2027	9,006,348

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	0.00%	^	10/21/2030	34,987,763

	Cent Ltd.,
2,000,000	Series 2014-22A-A1R (3 Month LIBOR USD + 1.41%)	3.75%	^	11/07/2026	2,002,058

	CFIP Ltd.,
25,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.66%	^	07/13/2029	25,074,534

	Crown Point Ltd.,
464,015	Series 2013-2A-A1LR (3 Month LIBOR USD + 0.59%)	2.93%	^	12/31/2023	464,575

	Greywolf Ltd.,
9,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	0.00%	^	10/20/2031	9,095,775

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	4.81%		08/15/2023	9,015,462
951,798	Series 2013-1A-A1 (3 Month LIBOR USD + 1.15%)	3.49%	^	04/15/2025	950,467
758,032	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	3.46%	^	04/18/2026	758,408

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Halcyon Loan Advisors Funding Ltd., (Cont.)
2,250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.84%	^	04/28/2025	2,255,698
25,000,000	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	3.45%	^	10/22/2025	24,989,987
49,275,000	Series 2015-2A-A (3 Month LIBOR USD + 1.39%)	3.73%	^	07/25/2027	49,453,854
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.23%	^	10/18/2027	24,943,881

	Harbourview Ltd.,
9,000,000	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.27%	^	07/18/2031	8,970,966

	Hillmark Funding Ltd.,
2,778,065	Series 2006-1A-C (3 Month LIBOR USD + 1.70%)	4.01%	^	05/21/2021	2,779,389

	Jamestown Ltd.,
7,605,364	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	3.03%	^	07/15/2026	7,583,362
22,200,000	Series 2015-8A-A1AR (3 Month LIBOR USD + 0.87%, 0.87% Floor)	3.21%	^	01/15/2028	22,134,554
31,000,000	Series 2016-9A-A1B (3 Month LIBOR USD + 1.50%)	3.85%	^	10/20/2028	31,036,218
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.60%	^	04/25/2030	10,479,656

	Jefferson Mill Ltd.,
10,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	0.00%	^	10/20/2031	10,000,000

	Kingsland Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.47%	^	04/20/2031	21,917,483

	LCM LP,
43,500,000	Series 16A-AR (3 Month LIBOR USD + 1.03%)	3.37%	^	07/15/2026	43,524,972

	Madison Park Funding Ltd.,
26,000,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.51%	^	07/23/2029	26,011,685

	Magnetite Ltd.,
5,235,000	Series 2014-9A-A1R (3 Month LIBOR USD + 1.00%)	3.34%	^	07/25/2026	5,238,028

	Marathon Ltd.,
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.09%	^	04/15/2029	2,987,477
24,100,000	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	0.00%	^	04/18/2031	24,094,566

	Midocean Credit,
41,500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.66%	^	07/15/2029	41,571,173

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	39

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MP Ltd.,
30,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.62%	^	07/25/2029	30,055,680
25,000,000	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.25%	^	10/28/2027	24,957,424

	OCP Ltd.,
12,560,027	Series 2012-2A-A1R (3 Month LIBOR USD + 1.40%)	3.71%	^	11/22/2025	12,578,589
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	3.41%	^	04/26/2031	16,419,197

	Octagon Investment Partners Ltd.,
14,000,000	Series 2015-1A-A1R (3 Month LIBOR USD + 0.90%)	3.21%	^	05/21/2027	13,990,900

	Octagon Loan Funding Ltd.,
17,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.14%)	3.46%	^	11/18/2026	17,005,371

	Palmer Square Loan Funding Ltd.,
10,616,104	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	3.08%	^	10/15/2025	10,608,481

	Race Point Ltd.,
25,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	3.55%	^	10/15/2030	25,081,833

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	0.00%	^	10/25/2031	12,495,748

	Romark Ltd.,
22,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.38%	^	04/20/2031	22,002,104

	Shackleton Ltd.,
32,100,000	Series 2016-9A-A (3 Month LIBOR USD + 1.50%)	3.85%	^	10/20/2028	32,309,703

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-A (3 Month LIBOR USD + 1.55%)	3.89%	^	07/17/2028	20,055,730

	Vibrant Ltd.,
30,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 1.48%)	3.83%	^	04/20/2026	30,021,899
5,000,000	Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	3.90%	^	01/20/2029	5,026,813

	Wellfleet Ltd.,
23,000,000	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	3.26%	^	04/20/2028	22,983,992
20,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	3.60%	^	10/20/2029	20,046,385

	WhiteHorse Ltd.,
1,437,720	Series 2013-1A-A1L (3 Month LIBOR USD + 1.40%)	3.71%	^	11/24/2025	1,439,730
2,695,498	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.24%	^	05/01/2026	2,689,782

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd.,
4,000,000	Series 2016-2A-A (3 Month LIBOR USD + 1.50%)	3.84%	^	11/01/2028	4,006,925

	Zais Ltd.,
5,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.54%	^	07/25/2026	5,006,652
13,000,000	Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.87%	^	10/15/2028	13,014,186

	Total Collateralized Loan Obligations (Cost $971,843,364)				972,342,281

FOREIGN CORPORATE BONDS 14.6%
8,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	7,898,216
9,501,000	AerCap Global Aviation Trust	4.63%		10/30/2020	9,686,575
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,468,110
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,594,339
500,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	494,313
9,000,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	8,826,963
9,395,000	AstraZeneca PLC	2.38%		11/16/2020	9,267,026
12,900,000	Axiata SPV2 BHD	3.47%		11/19/2020	12,850,004
3,035,000	Banco de Credito del Peru	5.38%		09/16/2020	3,154,882
19,800,000	Banco del Estado de Chile	3.88%		02/08/2022	19,810,029
5,000,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	4,801,000
14,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	14,609,000
11,431,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	11,345,268
3,980,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	4,000,935
3,900,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	3,817,125
9,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	8,957,700
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,006,750
6,598,000	Banco Santander	3.88%		09/20/2022	6,608,756
8,000,000	Banco Santander	4.13%		11/09/2022	7,968,000
15,732,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	15,869,655
6,200,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	6,308,500
12,100,000	Banistmo S.A.	3.65%		09/19/2022	11,585,750
2,400,000	Banistmo S.A.	3.65%	^	09/19/2022	2,298,000
9,415,000	Barclays Bank PLC	2.65%		01/11/2021	9,232,340
5,100,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	5,276,460
200,000	BBVA Bancomer S.A.	7.25%		04/22/2020	209,120
7,134,000	BBVA Bancomer S.A.	6.75%		09/30/2022	7,663,414
12,938,000	BDO Unibank, Inc.	2.63%		10/24/2021	12,424,334
11,350,000	BDO Unibank, Inc.	2.95%		03/06/2023	10,712,706

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
17,400,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	17,516,058
15,000,000	Bharti Airtel Ltd.	5.13%		03/11/2023	14,838,630
6,885,000	BP Capital Markets PLC	1.68%		05/03/2019	6,845,918
745,000	BP Capital Markets PLC	1.77%		09/19/2019	737,387
2,351,000	BP Capital Markets PLC	2.32%		02/13/2020	2,329,723
9,200,000	Braskem Netherlands Finance B.V.	3.50%		01/10/2023	8,808,080
9,993,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	10,255,316
21,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	20,400,716
3,000,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,914,388
2,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	1,973,426
13,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	12,995,112
15,391,000	CNPC General Capital Ltd.	3.95%		04/19/2022	15,463,753
6,100,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	6,213,035
13,400,000	Comision Federal de Electricidad	4.88%		05/26/2021	13,668,000
5,746,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	5,673,664
3,670,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	3,583,201
4,580,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.57%	^	06/12/2024	4,608,851
437,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	445,653
9,197,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	9,379,101
14,000,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	13,562,500
6,320,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	6,356,941
2,500,000	Digicel Ltd.	8.25%		09/30/2020	1,915,625
5,000,000	Ecopetrol S.A.	7.63%		07/23/2019	5,194,000
2,500,000	Ecopetrol S.A.	5.88%		09/18/2023	2,670,000
5,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	5,136,000
9,774,276	ENA Norte Trust	4.95%		04/25/2023	9,840,350
4,000,000	ESAL GMBH	6.25%		02/05/2023	3,985,000
3,695,000	Export-Import Bank of India	2.75%		04/01/2020	3,636,534
13,350,000	Export-Import Bank of India	3.13%		07/20/2021	13,031,322
500,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	486,250
500,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	486,250
14,247,000	Fresnillo PLC	5.50%		11/13/2023	14,674,410
10,999,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	10,985,553
4,982,000	Global Bank Corporation	5.13%		10/30/2019	5,030,575
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,039,000
1,900,000	Global Bank Corporation	4.50%	^	10/20/2021	1,887,650
8,000,000	Global Bank Corporation	4.50%		10/20/2021	7,948,000
9,170,000	Globo Comunicacaoe Participacoes S.A.	4.88%		04/11/2022	9,135,613
4,100,000	Grupo Aval Ltd.	4.75%		09/26/2022	4,064,125
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	447,500
5,109,555	Guanay Finance Ltd.	6.00%		12/15/2020	5,147,877
4,600,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	3.32%		05/18/2024	4,595,354
7,935,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	8,243,962
5,500,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	5,767,270
590,502	Interoceanica Finance Ltd.	0.00%		11/30/2018	585,335
10,725,000	Inversiones CMPC S.A.	4.50%		04/25/2022	10,897,563

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,494,573
1,600,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	1,759,400
700,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	724,500
5,000,000	JBS Investments GMBH	7.75%		10/28/2020	5,101,250
9,996,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	9,869,451
11,700,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	11,784,825
12,365,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.19%		07/26/2023	12,406,230
9,225,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	3.11%		03/05/2023	9,234,384
4,256,000	Multibank, Inc.	4.38%		11/09/2022	4,224,080
9,650,000	Oleoducto Central S.A.	4.00%		05/07/2021	9,650,000
3,000,000	ONGC Videsh Ltd.	3.25%		07/15/2019	2,997,596
10,000,000	ONGC Videsh Ltd.	2.88%		01/27/2022	9,538,770
8,800,000	ONGC Videsh Ltd.	3.75%		05/07/2023	8,562,753
4,612,000	Orange S.A.	2.75%		02/06/2019	4,613,676
18,600,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	18,656,597
5,250,000	Pampa Energia S.A.	7.38%		07/21/2023	4,895,678
700,000	Pan American Energy LLC	7.88%		05/07/2021	715,890
6,100,000	Panama Metro Line SP	0.00%	^	12/05/2022	5,611,390
11,739,000	Panama Metro Line SP	0.00%		12/05/2022	10,798,706
4,150,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	3,952,045
7,000,000	Petronas Capital Ltd.	3.13%		03/18/2022	6,864,326
9,000,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	8,903,592
500,000	PSA International Ltd.	4.63%		09/11/2019	507,562
598,000	PSA International Ltd.	3.88%		02/11/2021	604,546
3,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,544,025
17,560,000	Reliance Holdings, Inc.	5.40%		02/14/2022	18,162,575
4,580,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	3.92%		06/25/2024	4,612,231
6,600,000	SACI Falabella	3.75%		04/30/2023	6,563,418
9,455,000	Santander UK PLC	2.50%		01/05/2021	9,255,485
1,800,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,771,288
4,200,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,103,400
990,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	941,923
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	2,854,311

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,000,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	3,887,684
3,710,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	3,605,827
6,000,000	SP PowerAssets Ltd.	2.70%		09/14/2022	5,820,321
10,340,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	9,944,092
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	204,878
17,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	16,933,556
2,250,000	Temasek Financial Ltd.	2.38%		01/23/2023	2,159,646
9,935,000	Toronto-Dominion Bank	3.25%		06/11/2021	9,934,881
18,331,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	18,660,958
575,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	585,350
9,420,000	UBS AG	2.45%	^	12/01/2020	9,236,414
8,700,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	8,623,875
15,900,000	Union Bank of the Philippines	3.37%		11/29/2022	15,263,180
17,902,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	17,932,612
1,550,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	1,527,432
5,852,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	5,594,336
7,360,000	UPL Corporation	3.25%		10/13/2021	7,125,061
1,290,000	Westpac Banking Corporation	1.95%		11/23/2018	1,289,057
8,015,000	Westpac Banking Corporation	1.60%		08/19/2019	7,932,713
478,000	Westpac Banking Corporation	2.65%		01/25/2021	470,583
7,800,000	YPF S.A.	8.50%		03/23/2021	7,887,750

	Total Foreign Corporate Bonds (Cost $912,767,177)				900,046,523

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.8%
10,700,000	Chile Government International Bond	2.25%		10/30/2022	10,283,235
9,000,000	Chile International Government Bond	3.25%		09/14/2021	9,018,180
1,210,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,300,750

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,900,000	Dominican Republic International Bond	7.50%		05/06/2021	16,675,125
13,800,000	Indonesia Government International Bond	4.88%		05/05/2021	14,237,543
6,740,000	Indonesia Government International Bond	3.70%	^	01/08/2022	6,704,002
15,750,000	Israel Government International Bond	4.00%		06/30/2022	16,110,643
5,600,000	Mexico Government International Bond	3.63%		03/15/2022	5,618,536
24,000,000	Philippine Government International Bond	4.00%		01/15/2021	24,462,840
5,000,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	5,177,450

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $112,046,627)				109,588,304

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.8%

	AREIT Trust,
7,624,882	Series 2018-CRE1-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	2.98%	^	02/14/2035	7,631,569

	Ashford Hospitality Trust,
11,568,171	Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.06%	^	04/15/2035	11,649,889

	Asset Securitization Corporation,
3,378,189	Series 1997-D4-PS1	2.03%	# I/O	04/14/2029	2,094

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.21%	^	12/15/2036	12,078,816
12,570,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11%	^	06/15/2035	12,609,382

	BANK,
191,414,155	Series 2017-BNK5-XA	1.24%	# I/O	06/15/2060	12,647,575
104,353,969	Series 2017-BNK6-XA	1.01%	# I/O	07/15/2060	5,757,302
47,563,386	Series 2017-BNK9-XA	0.96%	# I/O	11/15/2054	2,758,282

	Barclays Commercial Mortgage Securities LLC,
9,971,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	5.91%	^	08/15/2027	10,005,378
95,443,061	Series 2017-C1-XA	1.68%	# I/O	02/15/2050	8,990,689
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.36%	^	08/15/2036	2,264,569
2,577,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.86%	^	08/15/2036	2,581,197

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Barclays Commercial Mortgage Securities LLC, (Cont.)
5,399,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.66%	^	08/15/2036	5,425,954
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.66%	^	08/15/2036	5,221,396

	BBCMS Mortgage Trust,
11,694,000	Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	5.01%	^	11/15/2034	11,708,246
7,333,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%)	2.88%	^	03/15/2037	7,341,603

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,463,921	Series 2005-PW10-AJ	5.78%	#	12/11/2040	1,513,311
5,209,139	Series 2007-T26-AJ	5.57%	#	01/12/2045	4,786,279

	Benchmark Mortgage Trust,
129,088,117	Series 2018-B1-XA	0.67%	# I/O	01/15/2051	4,945,908

	BHMS Trust,
12,792,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.41%	^	07/15/2035	12,829,470

	Bsprt Issuer Ltd.,
4,265,733	Series 2017-FL2-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.98%	^	10/15/2034	4,267,677
2,411,000	Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.26%	^	10/15/2034	2,413,976
2,411,000	Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.56%	^	10/15/2034	2,421,114

	BX Commercial Mortgage Trust,
3,590,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.48%	^	03/15/2037	3,603,196

	BX Trust,
3,735,062	Series 2017-APPL-A (1 Month LIBOR USD + 0.88%, 0.88% Floor)	3.04%	^	07/15/2034	3,740,741
4,001,852	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.21%	^	07/15/2034	4,028,401
6,192,244	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	07/15/2034	6,240,462
6,117,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.11%	^	06/15/2035	6,166,737
4,460,000	Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.41%	^	10/15/2032	4,477,591
7,194,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.41%	^	10/15/2032	7,236,727
6,301,982	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.21%	^	07/15/2034	6,317,740
10,363,339	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.31%	^	07/15/2034	10,415,174
8,976,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.11%	^	03/15/2037	9,020,684
11,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.96%	^	05/15/2035	11,426,285
1,001,000	Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	3.93%	^	05/15/2035	1,008,529

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust, (Cont.)
124,000	Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.80%	^	04/15/2035	123,229

	CD Commercial Mortgage Trust,
26,303,457	Series 2017-CD4-XA	1.48%	# I/O	05/10/2050	2,122,460

	CFCRE Commercial Mortgage Trust,
116,893,463	Series 2017-C8-XA	1.83%	# I/O	06/15/2050	11,647,019
42,452,000	Series 2017-C8-XB	1.12%	# I/O	06/15/2050	2,995,732
5,586,000	Series 2018-TAN-B	4.69%	^	02/15/2033	5,652,902
4,752,000	Series 2018-TAN-C	5.29%	^	02/15/2033	4,828,965
2,851,000	Series 2018-TAN-D	6.10%	^	02/15/2033	2,910,749

	CG-CCRE Commercial Mortgage Trust,
2,435,830	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.01%	^	11/15/2031	2,436,896

	CGDBB Commercial Mortgage Trust,
4,697,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76%	^	07/15/2032	4,703,034
6,576,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.31%	^	07/15/2032	6,582,819

	CGGS Commercial Mortgage Trust,
12,600,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.46%	^	02/15/2037	12,708,735

	CHT Mortgage Trust,
7,731,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.16%	^	11/15/2036	7,802,985
4,123,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.90%	^	11/15/2036	4,156,279

	Citigroup Commercial Mortgage Trust,
34,014,784	Series 2016-GC36-XA	1.46%	# I/O	02/10/2049	2,463,412
65,269,750	Series 2016-P3-XA	1.87%	# I/O	04/15/2049	5,984,583
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.80% Floor)	2.99%	^	12/15/2036	9,015,200
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	3.96%	^	12/15/2036	179,984

	CLNS Trust,
6,919,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.18%	^	06/11/2032	6,951,954
6,919,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.63%	^	06/11/2032	6,974,703

	COBALT Commercial Mortgage Trust,
1,976,734	Series 2007-C2-AJFX	5.57%	#	04/15/2047	1,993,198

	Cold Storage Trust,
5,642,000	Series 2017-ICE3-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16%	^	04/15/2036	5,664,125
6,884,000	Series 2017-ICE3-C (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.51%	^	04/15/2036	6,924,273

	COMM Mortgage Trust,
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.00%	^	09/15/2033	21,257,180

	Commercial Mortgage Pass-Through Certificates,
7,989,385	Series 2012-CR2-XA	1.81%	# I/O	08/15/2045	414,345
116,768,844	Series 2013-CR12-XA	1.39%	# I/O	10/10/2046	5,301,235
29,234,706	Series 2013-LC6-XA	1.51%	# I/O	01/10/2046	1,380,226

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
3,890,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.00%	^	02/13/2032	3,908,061
173,345,410	Series 2015-CR25-XA	1.08%	# I/O	08/10/2048	8,107,365
67,467,245	Series 2017-COR2-XA	1.33%	# I/O	09/10/2050	5,550,416

	Credit Suisse Mortgage Capital Certificates,
1,302,367	Series 2008-C1-AM	6.17%	#^	02/15/2041	1,300,614

	Credit Suisse Mortgage Trust,
5,464,000	Series 2017-LSTK-C	3.23%	^	04/05/2033	5,380,230
6,501,000	Series 2017-LSTK-D	3.44%	#^	04/05/2033	6,364,054

	CSAIL Commercial Mortgage Trust,
127,111,203	Series 2017-C8-XA	1.40%	# I/O	06/15/2050	9,015,743
20,096,758	Series 2017-CX9-XA	1.04%	# I/O	09/15/2050	912,152

	CSMC Mortgage Securities Trust,
811,000	Series 2017-LSTK-E	3.44%	#^	04/05/2033	790,000

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06%	^	07/15/2032	10,891,264

	CSWF Trust,
20,220,000	Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.06%	^	08/15/2035	20,262,195

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.95% Floor)	3.01%	^	06/15/2034	12,944,258

	DBGS Mortgage Trust,
11,978,917	Series 2018-BIOD-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.96%	^	05/15/2035	12,001,057

	FREMF Mortgage Trust,
15,000,000	Series 2012-K708-D	0.00%	^ P/O	02/25/2045	14,727,999
122,571,103	Series 2012-K708-X2A	0.20%	^I/O	02/25/2045	29,956
32,500,000	Series 2012-K708-X2B	0.20%	^ I/O	02/25/2045	16,650

	GE Commercial Mortgage Corporation Trust,
1,736,595	Series 2007-C1-AM	5.61%	#	12/10/2049	1,721,533

	GPMT Ltd.,
12,463,000	Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.08%	^	11/21/2035	12,481,695

	GPT Mortgage Trust,
12,792,000	Series 2018-GPP-B (1 Month LIBOR USD + 1.28%, 1.28% Floor)	3.44%	^	06/15/2035	12,824,261

	Great Wolf Trust,
3,487,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.41%	^	09/15/2034	3,505,217
5,404,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.41%	^	09/15/2034	5,443,018
2,876,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.38%	^	09/15/2034	2,899,645

	GS Mortgage Securities Corporation,
16,113,000	Series 2018-3PCK-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.60%	^	09/15/2021	16,133,335
6,000,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	3.06%	^	07/15/2031	6,007,162

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation, (Cont.)
6,000,000	Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	3.76%	^	07/15/2031	6,007,727

	GS Mortgage Securities Trust,
457,888	Series 2013-GC14-A2	3.00%		08/10/2046	457,592
6,788,000	Series 2017-500K-E (1 Month LIBOR USD + 1.50%, 1.75% Floor)	3.66%	^	07/15/2032	6,807,110
9,116,000	Series 2017-500K-F (1 Month LIBOR USD + 1.80%, 2.15% Floor)	3.96%	^	07/15/2032	9,150,574
145,705,469	Series 2017-GS6-XA	1.19%	# I/O	05/10/2050	10,718,138
133,572,943	Series 2017-GS7-XA	1.28%	# I/O	08/10/2050	10,109,896
154,288,872	Series 2017-GS8-XA	1.13%	# I/O	11/10/2050	10,488,450

	Hilton Orlando Trust,
9,236,000	Series 2018-ORL-B (1 Month LIBOR USD + 1.05%)	3.21%	^	12/15/2034	9,251,667

	Hunt Ltd.,
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	3.81%	^	08/15/2034	7,288,150
20,301,000	Series 2018-FL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	3.16%	^	08/15/2028	20,404,271

	JP Morgan Chase Commercial Mortgage Securities Corporation,
2,718,662	Series 2006-LDP9-AM	5.37%		05/15/2047	2,718,768
233,723	Series 2007-C1-AM	6.15%	#	02/15/2051	232,618
3,231,541	Series 2007-CB18-AM	5.47%	#	06/12/2047	3,233,486
4,300,116	Series 2015-JP1-A1	1.95%		01/15/2049	4,252,509
2,684,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16%	^	06/15/2032	2,690,838
2,027,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.41%	^	06/15/2032	2,040,659
6,562,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06%	^	06/15/2032	6,660,224
2,836,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38%	^	07/15/2034	2,844,823
2,661,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.08%	^	07/15/2034	2,673,641
2,356,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.08%	^	07/15/2034	2,372,278
3,316,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.88%	^	07/15/2034	3,344,839
12,853,000	Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16%	^	06/15/2032	12,893,277

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,793,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,787,850
2,208,405	Series 2007-LD11-AM	6.18%	#	06/15/2049	2,211,658
788,260	Series 2007-LDPX-AM	5.46%	#	01/15/2049	782,999
20,954,670	Series 2014-C20-XA	1.23%	# I/O	07/15/2047	653,861
9,412,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	9,342,938
1,010,009	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.01%	^	05/15/2028	1,011,676
71,729,429	Series 2016-JP4-XA	0.94%	# I/O	12/15/2049	2,858,246
12,491,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.71%	^	07/05/2033	12,487,948

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust,
91,025,508	Series 2015-C32-XA	1.60%	# I/O	11/15/2048	4,617,915

	LCCM Mortgage Trust,
3,792,000	Series 2014-PKMD-MRC	2.95%	#^	11/14/2027	3,755,580

	LMREC, Inc.,
7,663,000	Series 2015-CRE1-AR (1 Month LIBOR USD + 0.98%)	3.19%	^	02/22/2032	7,682,158

	LoanCore Issuer Ltd.,
11,004,000	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	3.29%	^	05/15/2028	11,041,566

	LSTAR Commercial Mortgage Trust,
70,961,749	Series 2017-5-X	1.27%	#^ I/O	03/10/2050	3,346,237

	Marathon CRE,
12,970,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.31%	^	06/15/2028	12,989,390

	Merrill Lynch Mortgage Trust,
186,915	Series 2007-C1-AM	6.00%	#	06/12/2050	186,914

	Monarch Beach Resort Trust,
20,092,000	Series 2018-MBR-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	3.08%	^	07/15/2035	20,125,843

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,740,820	Series 2012-C5-XA	1.63%	#^ I/O	08/15/2045	118,964
15,202,529	Series 2014-C19-LNCX	0.60%	^ I/O	12/15/2046	490,171
19,239,084	Series 2016-C32-XA	0.90%	# I/O	12/15/2049	894,138

	Morgan Stanley Capital Trust,
2,916,553	Series 2007-T27-AJ	6.15%	#	06/11/2042	3,062,384
4,297,000	Series 2013-WLSR-C	3.20%	^	01/11/2032	4,267,170
3,216,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.36%	^	11/15/2034	3,232,556
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	11/15/2034	4,841,738
3,655,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.51%	^	11/15/2034	3,667,518
878,000	Series 2017-JWDR-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	3.01%	^	11/15/2034	878,243
12,901,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.06%	^	07/15/2035	12,933,892

	Morgan Stanley Capital, Inc.,
2,406,243	Series 2006-HQ10-X1	0.68%	#^ I/O	11/12/2041	96
69,359,822	Series 2017-H1-XA	1.61%	# I/O	06/15/2050	5,943,769

	Morgan Stanley Re-Remic Trust,
48,286	Series 2012-IO-AXA	1.00%	^	03/27/2051	48,346

	Motel 6 Trust,
11,289,645	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.31%	^	08/15/2034	11,339,306

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Natixis Commercial Mortgage Securities Trust,
12,859,000	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.01%	^	06/15/2035	12,872,893

	RAIT Trust,
6,191,412	Series 2017-FL7-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11%	^	06/15/2037	6,194,094
2,363,000	Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.46%	^	06/15/2037	2,363,695

	Rosslyn Portfolio Trust,
5,437,000	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	3.11%	^	06/15/2033	5,449,850
6,186,000	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	3.41%	^	06/15/2033	6,208,316

	SLIDE,
15,795,000	Series 2018-FUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.97%	^	06/15/2031	15,820,240

	STWD Mortgage Trust,
26,578,000	Series 2018-URB-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.06%	^	05/15/2035	26,645,349
716,000	Series 2018-URB-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.21%	^	05/15/2035	718,674

	The Bancorp Commercial Mortgage,
16,101,000	Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	3.07%	^	09/15/2035	16,120,225

	TPG Real Estate Finance Ltd.,
2,263,000	Series 2018-FL1-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	2.91%	^	02/15/2035	2,264,985
4,299,000	Series 2018-FL1-AS (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11%	^	02/15/2035	4,300,088
1,811,000	Series 2018-FL1-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.46%	^	02/15/2035	1,815,528

	UBS Commercial Mortgage Trust,
28,555,144	Series 2012-C1-XA	2.26%	#^ I/O	05/10/2045	1,679,574
86,899,689	Series 2017-C1-XA	1.76%	# I/O	06/15/2050	8,711,155
106,657,582	Series 2017-C3-XA	1.28%	# I/O	08/15/2050	7,583,503
118,693,997	Series 2018-C8-XA	1.05%	# I/O	02/15/2051	7,583,276

	VSD LLC,
3,576,744	Series 2017-PLT1-A	3.60%	^	12/25/2043	3,575,788

	Wachovia Bank Commercial Mortgage Trust,
4,967,799	Series 2006-C25-F	5.36%	#	05/15/2043	4,954,690
2,507,454	Series 2007-C30-AJ	5.41%	#	12/15/2043	2,527,005

	Wells Fargo Commercial Mortgage Trust,
31,859,222	Series 2015-LC22-XA	1.02%	# I/O	09/15/2058	1,437,686
51,998,038	Series 2016-BNK1-XA	1.93%	# I/O	08/15/2049	5,616,261
51,512,415	Series 2017-RB1-XA	1.44%	# I/O	03/15/2050	4,353,088

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WF-RBS Commercial Mortgage Trust,
13,123,211	Series 2012-C8-XA	2.00%	#^ I/O	08/15/2045	742,560

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $989,810,948)				974,709,173

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.7%

	Ajax Mortgage Loan Trust,
20,978,165	Series 2017-C-A	3.75%	^§	07/25/2060	20,629,306

	Angel Oak Mortgage Trust LLC,
5,360,366	Series 2017-1-A1	2.81%	#^	01/25/2047	5,329,892
2,613,856	Series 2017-1-A2	3.09%	#^	01/25/2047	2,601,607
24,824,132	Series 2018-2-A1	3.67%	#^	07/27/2048	24,885,212

	Banc of America Funding Corporation,
237,697	Series 2005-E-6A1	4.22%	#	05/20/2035	240,522

	Banc of America Mortgage Securities, Inc.,
1,543,581	Series 2005-E-2A1	4.40%	#	06/25/2035	1,468,991

	Bayview Opportunity Master Fund Trust,
5,322,587	Series 2018-RN1-A1	3.28%	^§	01/28/2033	5,318,351
8,730,147	Series 2018-RN2-A1	3.60%	^§	02/25/2033	8,688,686
3,830,797	Series 2018-RN3-A1	3.67%	^§	03/28/2033	3,828,844
19,723,773	Series 2018-RN7-A1	4.26%	^§	08/28/2033	19,728,708

	BCAP LLC Trust,
1,688,268	Series 2011-RR1-8A3	6.00%	#^Þ	08/28/2021	1,772,912

	Bear Stearns Adjustable Rate Mortgage Trust,
2,553,511	Series 2003-9-4A1	3.89%	#	02/25/2034	2,583,833

	Bear Stearns Asset Backed Securities Trust,
340,230	Series 2004-AC2-2A	5.00%		05/25/2034	340,428

	Bellemeade Ltd.,
17,000,000	Series 2018-2A-M1A (1 Month LIBOR USD + 0.95%)	3.17%	^	08/25/2028	17,039,107

	CAM Mortgage Trust,
15,337,275	Series 2018-1-A1	3.96%	^§	12/01/2065	15,383,146

	Carrington Mortgage Loan Trust,
9,830,349	Series 2007-FRE1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.50% Cap)	2.42%		02/25/2037	9,791,724

	CIM Trust,
8,289,241	Series 2017-6-A1	3.02%	#^	06/25/2057	8,143,857
24,914,468	Series 2017-8-A1	3.00%	#^	12/25/2065	24,526,721

	Citicorp Residential Mortgage Securities, Inc.,
1,428,601	Series 2007-1-A4	5.39%	ß	03/25/2037	1,468,466
7,539,136	Series 2007-2-A4	5.15%	ß	06/25/2037	7,617,261

	Citigroup Mortgage Loan Trust, Inc.,
1,566,265	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	3.71%		03/25/2036	1,510,465
38,784,710	Series 2018-A-A1	4.00%	#^	01/25/2068	38,727,905

	Civic Mortgage LLC,
7,629,287	Series 2018-1-A1	3.89%	^§	06/25/2022	7,632,144

	COLT Mortgage Loan Trust,
3,250,393	Series 2017-1-A2	2.82%	#^	05/27/2047	3,220,090
3,518,120	Series 2018-1-A2	2.98%	#^	02/25/2048	3,510,818
4,388,694	Series 2018-1-A3	3.08%	#^	02/25/2048	4,382,720
6,800,000	Series 2018-3-A1	3.69%	#^	10/26/2048	6,829,061
4,700,000	Series 2018-3-A2	3.76%	#^	10/26/2048	4,711,531
4,500,000	Series 2018-3-A3	3.87%	#^	10/26/2048	4,511,021

	Countrywide Asset-Backed Certificates,
21,303	Series 2005-15-1AF6	3.96%	#	04/25/2036	21,525

	Countrywide Home Loans,
4,335,005	Series 2004-HYB9-1A1	3.61%	#	02/20/2035	4,388,130

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse First Boston Mortgage Securities Corporation,
43,699	Series 2005-11-5A1	5.25%		12/25/2020	43,256

	Credit Suisse Mortgage Capital Certificates,
9,077,123	Series 2011-5R-6A9	3.86%	#^	11/27/2037	9,121,093
1,908,223	Series 2013-3R-1A1	3.19%	#^	04/27/2035	1,886,466

	CSMC Trust,
21,684,117	Series 2017-12R-A1	3.53%	±^	10/29/2046	21,635,092
9,941,130	Series 2017-1A-A	4.50%	^	03/25/2021	10,058,348
27,489,301	Series 2018-5R-1A1 (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.41%	^	10/30/2046	27,426,103
50,000,000	Series 2018-RPL8-A1	4.13%	^	07/25/2058	50,064,450

	Deephaven Residential Mortgage Trust,
3,538,800	Series 2017-2A-A1	2.45%	#^	06/25/2047	3,523,440
1,718,845	Series 2017-2A-A2	2.61%	#^	06/25/2047	1,701,554
2,527,714	Series 2017-2A-A3	2.71%	#^	06/25/2047	2,503,651

	First Horizon Asset Securities, Inc.,
6,098,460	Series 2007-AR2-1A1	4.33%	#	08/25/2037	5,081,802

	GCAT LLC,
1,858,290	Series 2017-2-A1	3.50%	^§	04/25/2047	1,849,674

	GSR Mortgage Loan Trust,
3,086,351	Series 2005-AR7-3A1	4.54%	#	11/25/2035	2,978,113
2,452	Series 2006-4F-2A7	5.50%		05/25/2036	38,204

	Homeward Opportunities Fund Trust,
7,816,641	Series 2018-1-A1	3.77%	#^	06/25/2048	7,836,276
10,121,243	Series 2018-1-A2	3.90%	#^	06/25/2048	10,146,485
11,760,599	Series 2018-1-A3	4.00%	#^	06/25/2048	11,790,118

	JP Morgan Alternative Loan Trust,
237,759	Series 2006-S4-A6	5.71%	ß	12/25/2036	229,195

	JP Morgan Mortgage Trust,
43,791	Series 2007-S1-1A1	5.00%		03/25/2022	42,520
42,812	Series 2007-S3-2A2	5.50%		08/25/2022	39,641
26,256,338	Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	2.81%	^	04/25/2046	26,365,391

	Legacy Mortgage Asset Trust,
19,661,697	Series 2017-GS1-A1	3.50%	^§	01/25/2057	19,373,144
23,732,354	Series 2018-GS1-A1	4.00%	^§	03/25/2058	23,727,954
14,846,843	Series 2018-GS3-A1	4.00%	^§	06/25/2058	14,807,723

	MASTR Adjustable Rate Mortgages Trust,
5,041,467	Series 2006-2-2A1	4.18%	#	04/25/2036	4,627,352

	Merrill Lynch Mortgage Investors Trust,
3,330,852	Series 2005-3-2A	4.11%	#	11/25/2035	3,311,984

	MFA LLC,
14,400,427	Series 2017-NPL1-A1	3.35%	^§	11/25/2047	14,288,793
16,472,781	Series 2018-NPL1-A1	3.88%	^§	05/25/2048	16,448,402

	Mill City Mortgage Loan Trust,
13,107,586	Series 2017-1-A1	2.75%	#^	11/25/2058	12,889,046
21,841,293	Series 2017-3-A1	2.75%	#^	01/25/2061	21,426,191

	Morgan Stanley Mortgage Loan Trust,
7,360	Series 2004-1-1A1	5.00%		11/25/2018	8,071

	Morgan Stanley Re-Remic Trust,
1,734,824	Series 2012-R3-2A (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.29%	^	02/26/2037	1,713,391

	Nationstar HECM Loan Trust,
4,400,000	Series 2018-2A-M2	3.82%	#^	07/25/2028	4,405,491

	New Residential Mortgage Loan Trust,
17,971,331	Series 2018-FNT1-A	3.61%	^	05/25/2023	17,920,569

	NRZ Excess Spread-Collateralized Notes,
14,910,851	Series 2018-PLS1-A	3.19%	^	01/25/2023	14,836,791
12,827,977	Series 2018-PLS2-A	3.27%	^	02/25/2023	12,755,871

	Oak Hill Advisors Residential Loan Trust,
20,885,975	Series 2017-NPL1-A1	3.00%	^§	06/25/2057	20,636,528

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	OBX Trust,
8,366,738	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	2.87%	^	06/25/2057	8,391,161

	Opteum Mortgage Acceptance Corporation,
76,092	Series 2005-5-2AN	5.68%	#	12/25/2035	77,310

	Pretium Mortgage Credit Partners LLC,
7,813,899	Series 2017-NPL2-A1	3.25%	^§	03/28/2057	7,794,700
7,435,992	Series 2017-NPL3-A1	3.25%	^§	06/29/2032	7,399,952
5,216,857	Series 2018-NPL2-A1	3.70%	^§	03/27/2033	5,187,166
2,890,306	Series 2018-NPL3-A1	4.13%	^§	08/27/2033	2,894,592

	PRPM LLC,
5,533,991	Series 2017-1A-A1	4.25%	^§	01/25/2022	5,545,327
21,079,889	Series 2018-1A-A1	3.75%	#^	04/25/2023	20,966,916
34,663,595	Series 2018-2A-A1	4.00%	#^	08/25/2023	34,473,732

	SG Mortgage Securities Trust,
8,180,972	Series 2017-1-A1	3.71%	#^	04/25/2047	8,177,248

	Starwood Mortgage Residential Trust,
8,293,933	Series 2018-IMC1-A2	3.90%	#^	03/25/2048	8,314,471

	Structured Asset Securities Corporation,
283,768	Series 2003-24A-1A3	4.34%	#	07/25/2033	286,142
60,768	Series 2005-10-6A1	5.00%		06/25/2020	61,751
570,641	Series 2006-OW1-A4 (1 Month LIBOR USD + 0.40%, 0.20% Floor)	2.62%	^	12/25/2035	572,136

	Towd Point Mortgage Trust,
13,875,821	Series 2015-2-1A13	2.50%	#^	11/25/2060	13,590,437

	Velocity Commercial Capital Loan Trust,
1,745,816	Series 2015-1-AFL (1 Month LIBOR USD + 2.43%, 2.43% Floor)	4.65%	^	06/25/2045	1,757,529
3,918,479	Series 2016-1-AFX	3.53%	#^	04/25/2046	3,892,272
5,970,069	Series 2016-2-AFX	3.00%	#	10/25/2046	5,929,876
15,645,347	Series 2017-1-AFX	3.00%	#^	05/25/2047	15,467,572

	Verus Securitization Trust,
12,983,179	Series 2017-1A-A1	2.85%	#^	01/25/2047	12,916,325
1,923,434	Series 2017-1A-A2	3.16%	#^	01/25/2047	1,911,820
18,626,845	Series 2018-1-A1	2.93%	#^	02/25/2048	18,430,946

	VOLT LLC,
5,539,360	Series 2017-NPL3-A1	3.50%	^§	03/25/2047	5,527,160
9,859,227	Series 2017-NPL6-A1	3.25%	^§	05/25/2047	9,828,903
10,932,028	Series 2017-NPL7-A1	3.25%	^§	06/25/2047	10,886,723
12,659,360	Series 2017-NPL8-A1	3.13%	^§	06/25/2047	12,585,641
19,808,139	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	19,625,900
12,134,112	Series 2018-NPL1-A1	3.75%	^§	04/25/2048	12,127,474
15,000,000	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	15,008,352
35,000,000	Series 2018-NPL6-A1A	4.11%	^§	09/25/2048	35,074,883

	Washington Mutual Mortgage Pass-Through Certificates,
772,679	Series 2002-AR16-A	3.45%	#	12/25/2032	764,124

	Wells Fargo Mortgage Backed Securities Trust,
1,633,206	Series 2006-AR6-5A1	4.27%	#	03/25/2036	1,642,915

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $968,165,552)				965,482,613

US CORPORATE BONDS 5.5%
4,945,000	AbbVie, Inc.	3.38%		11/14/2021	4,942,495
4,590,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.96%		02/27/2023	4,590,392
9,355,000	Amgen, Inc.	2.20%		05/11/2020	9,224,792
4,650,000	Analog Devices, Inc.	2.95%		01/12/2021	4,611,553
10,000,000	Anthem, Inc.	2.50%		11/21/2020	9,846,398
10,082,000	AT&T, Inc.	2.80%		02/17/2021	9,938,855
4,975,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.11%		03/05/2024	4,975,444

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,995,000	BAT Capital Corporation	2.30%	^	08/14/2020	5,877,380
6,150,000	Boston Properties LP	5.88%		10/15/2019	6,295,587
9,835,000	Capital One Financial Corporation	2.40%		10/30/2020	9,633,553
10,910,000	Cardinal Health, Inc.	1.95%		06/14/2019	10,850,767
9,986,000	Celgene Corporation	2.88%		08/15/2020	9,924,533
9,401,000	Cintas Corporation	2.90%		04/01/2022	9,176,960
4,895,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.34%		06/01/2024	4,922,241
9,384,000	Consolidated Edison, Inc.	2.00%		03/15/2020	9,229,913
630,000	Consolidated Edison, Inc.	2.00%		05/15/2021	608,945
11,468,000	CVS Health Corporation	2.80%		07/20/2020	11,360,992
4,665,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	4,602,357
6,425,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	6,259,241
4,960,000	Delta Air Lines, Inc.	3.40%		04/19/2021	4,931,918
2,460,000	eBay, Inc.	2.75%		01/30/2023	2,370,209
10,495,000	EQT Corporation	2.50%		10/01/2020	10,248,900
8,660,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	3.55%		02/15/2023	8,617,154
4,625,000	General Dynamics Corporation	3.00%		05/11/2021	4,601,141
6,615,000	General Mills, Inc.	2.20%		10/21/2019	6,568,393
2,700,000	General Mills, Inc.	3.20%		04/16/2021	2,684,030
8,415,000	General Motors Financial Company	2.65%		04/13/2020	8,330,288
2,533,000	General Motors Financial Company	3.20%		07/06/2021	2,504,120
4,605,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	4,565,816
4,335,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	4,347,530
5,010,000	Halfmoon Parent, Inc.	3.40%	^	09/17/2021	4,994,595
10,266,000	Kinder Morgan, Inc.	3.05%		12/01/2019	10,252,768
9,878,000	Kroger Company	6.15%		01/15/2020	10,247,905
4,940,000	Microchip Technology, Inc.	3.92%	^	06/01/2021	4,913,792
6,767,000	Molson Coors Brewing Company	1.45%		07/15/2019	6,689,009
4,975,000	Mondelez International, Inc.	3.00%		05/07/2020	4,963,349
9,830,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.28%		07/22/2022	9,918,470
4,605,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	4,616,459
9,420,000	Northrop Grumman Corporation	2.08%		10/15/2020	9,212,282
3,755,000	PNC Bank NA	2.45%		11/05/2020	3,693,695
5,478,000	PNC Funding Corporation	4.38%		08/11/2020	5,593,073
8,650,000	Prudential Financial, Inc.	7.38%		06/15/2019	8,924,122
4,615,000	PSEG Power LLC	3.85%		06/01/2023	4,602,044
3,295,000	Reynolds American, Inc.	3.25%		06/12/2020	3,289,503
9,364,000	Sherwin-Williams Company	2.25%		05/15/2020	9,230,091
4,630,000	Southern Company	1.85%		07/01/2019	4,595,997
2,375,000	Synchrony Financial	3.75%		08/15/2021	2,360,330
11,086,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	11,132,690
5,662,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	5,655,598
4,605,000	Union Pacific Corporation	3.20%		06/08/2021	4,604,822

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,880,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.41%		05/15/2025	4,926,583
8,940,000	Wells Fargo & Company	2.60%		01/15/2021	8,791,505

	Total US Corporate Bonds (Cost $343,316,373)				339,850,579

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 4.7%

	Federal Home Loan Mortgage Corporation,
309,845	Series N7-0081	5.50%		07/01/2038	336,327
52,158	Series 3818-JA	4.50%		01/15/2040	52,349
33,441	Series 3872-BA	4.00%		06/15/2041	32,992
2,593,050	Series 4050-BC	2.00%		05/15/2041	2,464,423
3,254,433	Series 4381-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.51%		06/15/2044	3,260,629
18,086,475	Series 4484-CD	1.75%		07/15/2030	17,358,572
13,927,563	Series 4725-FB (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.51%		08/15/2047	13,931,247
19,997,343	Series 4768-FG (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.46%		03/15/2048	19,958,136
11,150,766	Series 4824-FC (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.51%		09/15/2048	11,163,848

	Federal Home Loan Mortgage Corporation Pass-Thru,
133,182,952	Series K722-X1	1.44%	# I/O	03/25/2023	6,209,176

	Federal National Mortgage Association,
4,279,801	Pool AL9932	3.05%		01/01/2024	4,239,997
21,723,510	Series 2011-63-FP (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	2.54%		07/25/2041	21,645,605
124,097	Series 2011-64-DB	4.00%		07/25/2041	125,541
22,617,967	Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.67%		06/25/2042	22,704,556
13,994,478	Series 2016-89-FH (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	2.72%		12/25/2046	14,124,383
26,078,563	Series 2017-96-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.62%		12/25/2057	26,146,015
15,264,400	Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%		03/25/2048	15,234,264
14,559,094	Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%		07/25/2048	14,557,082
24,200,937	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%		08/25/2048	24,184,379
15,178,913	Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.57%		09/25/2048	15,209,814

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
24,006,373	Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.41%	10/25/2058	24,032,630
20,790,210	Series 2018-71-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%	09/25/2048	20,772,506

	Federal National Mortgage Association Pass-Thru,
114,273	Pool AB3850	4.00%	11/01/2041	115,061
9,934,372	Pool AL2987 (12 Month LIBOR USD + 1.63%, 7.34% Cap)	2.34%	11/01/2042	10,056,736
3,440,624	Pool AL4292	4.50%	04/01/2026	3,570,094

	Total US Government and Agency Mortgage Backed Obligations (Cost $289,577,410)			291,486,362

US GOVERNMENT AND AGENCY OBLIGATIONS 6.2%
33,804,288	United States Treasury Inflation Indexed Bonds	2.13%	01/15/2019	33,897,382
34,200,264	United States Treasury Inflation Indexed Bonds	0.13%	04/15/2019	33,992,969
20,300,000	United States Treasury Notes	2.25%	03/31/2020	20,150,525
41,700,000	United States Treasury Notes	1.50%	08/15/2020	40,716,141
50,000,000	United States Treasury Notes	1.63%	10/15/2020	48,816,406
50,000,000	United States Treasury Notes	2.75%	08/15/2021	49,821,289
48,700,000	United States Treasury Notes	2.00%	08/31/2021	47,517,694
48,200,000	United States Treasury Notes	2.13%	09/30/2021	47,157,863
14,000,000	United States Treasury Notes	1.88%	01/31/2022	13,545,820
50,000,000	United States Treasury Notes	1.25%	07/31/2023	46,208,985

	Total US Government and Agency Obligations (Cost $385,660,221)			381,825,074

AFFILIATED MUTUAL FUNDS 0.8%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)			48,150,000

	Total Affiliated Mutual Funds (Cost $50,000,000)			48,150,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation *			1,250,603

	Total Exchange Traded Funds and Common Stocks (Cost $8,231,569)			1,250,603

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 4.8%
65,617,852	First American Government Obligations Fund - Class X	1.91%	♦		65,617,852
65,617,852	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		65,617,852
65,617,852	Morgan Stanley Institutional Liquidity Funds Government Portfolio- Institutional Share Class	1.90%	♦		65,617,852
34,300,000	United States Treasury Bills	0.00%		02/21/2019	33,990,889
27,600,000	United States Treasury Bills	0.00%		04/25/2019	27,230,633
38,300,000	United States Treasury Bills	0.00%		08/15/2019	37,462,666

	Total Short Term Investments (Cost $295,591,061)				295,537,744

	Total Investments 100.7% (Cost $6,254,609,211)				6,205,506,246
	Liabilities in Excess of Other Assets (0.7)%				(44,126,945)

	NET ASSETS 100.0%				$6,161,379,301

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	15.8%
Collateralized Loan Obligations	15.8%
Non-Agency Residential Collateralized Mortgage Obligations	15.7%
Foreign Corporate Bonds	14.6%
Asset Backed Obligations	8.6%
Bank Loans	6.4%
US Government and Agency Obligations	6.2%
US Corporate Bonds	5.5%
Short Term Investments	4.8%
US Government and Agency Mortgage Backed Obligations	4.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.8%
Affiliated Mutual Funds	0.8%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(0.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	15.8%
Collateralized Loan Obligations	15.8%
Non-Agency Residential Collateralized Mortgage Obligations	15.7%
Asset Backed Obligations	8.6%
Banking	7.3%
US Government and Agency Obligations	6.2%
Short Term Investments	4.8%
US Government and Agency Mortgage Backed Obligations	4.7%
Energy	3.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.8%
Telecommunications	1.7%
Healthcare	1.6%
Transportation	1.3%
Utilities	1.0%
Business Equipment and Services	0.8%
Hotels/Motels/Inns and Casinos	0.8%
Affiliated Mutual Funds	0.8%
Chemicals/Plastics	0.8%
Pharmaceuticals	0.7%
Automotive	0.7%
Aerospace & Defense	0.5%
Media	0.6%
Finance	0.6%
Food Products	0.6%
Consumer Products	0.6%
Electronics/Electric	0.4%
Food Service	0.4%
Conglomerates	0.4%
Pulp & Paper	0.3%
Containers and Glass Products	0.3%
Mining	0.2%
Insurance	0.2%
Financial Intermediaries	0.2%
Food/Drug Retailers	0.2%
Technology	0.2%
Chemical Products	0.2%
Industrial Equipment	0.1%
Beverage and Tobacco	0.1%
Leisure	0.1%
Retailers (other than Food/Drug)	0.1%
Real Estate	0.1%
Commercial Services	0.0%	~
Other Assets and Liabilities	(0.7)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2018

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At September 30, 2018, the value of these securities amounted to $3,280,812,478 or 53.2% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

Þ	Value determined using significant unobservable inputs.

I/O	Interest only security

P/O	Principal only security

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2018.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

†	Perpetual Maturity

*	Non-income producing security

♦	Seven-day yield as of September 30, 2018

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Low Duration Bond Fund's investments in affiliated mutual funds for the period ended September 30, 2018 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at September 30, 2018	Value at September 30, 2018	Change in Unrealized for the Period Ended September 30, 2018	Dividend Income Earned in the Period Ended September 30, 2018	Net Realized Gain (Loss) in the Period Ended September 30, 2018
DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)	$48,500,000	$—	$—	5,000,000	$48,150,000	$(350,000)	$671,163	$35,450

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 93.4%

AEROSPACE & DEFENSE 2.2%

	Constellis Holdings, LLC,
3,271,212	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.39%		04/19/2024	3,246,678

	StandardAero Aviation Holdings, Inc.,
1,711,892	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		07/07/2022	1,723,259

	Syncreon Global Finance Inc.,
2,327,996	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		10/28/2020	2,194,137

	Transdigm, Inc.,
3,905,378	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		06/09/2023	3,924,104

	WP CPP Holdings, LLC,
	Senior Secured First Lien Term Loan
2,464,700	(6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.28%		04/30/2025	2,483,703
1,056,300	(3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.06%		04/30/2025	1,064,444

					14,636,325

AUTOMOTIVE 2.5%

	American Tire Distributors Inc,
2,028,873	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%		09/01/2021	1,765,962

	Capital Automotive L.P.,
360,596	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.25%		03/24/2025	369,611

	CH Hold Corporation,
2,864,362	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		02/01/2024	2,885,844

	Federal-Mogul Holdings Corporation,
	Senior Secured First Lien Term Loan
2,475,823	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.91%		04/15/2021	2,482,012
825,274	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.83%		04/15/2021	827,337

	Mavis Tire Express Services Corporation,
611,851	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.42%	&	03/20/2025	610,704
3,803,865	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.42%		03/20/2025	3,796,733

	Tenneco, Inc.,
3,970,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.73%		06/18/2025	3,979,945

					16,718,148

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BEVERAGE AND TOBACCO 0.3%

	Arctic Glacier U.S.A., Inc.,
1,773,734	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	03/20/2024	1,782,603

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 3.7%

	Aleris International, Inc.,
2,379,038	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.99%	02/27/2023	2,425,880

	Coronado Curragh LLC,
1,243,954	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	1,259,503
340,110	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	344,362

	Foresight Energy LLC,
4,428,096	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.99%	03/28/2022	4,432,945

	Forterra Finance, LLC,
3,196,548	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	10/25/2023	3,069,677

	GrafTech Finance Inc.,
5,159,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	02/12/2025	5,201,610

	KBR, Inc.,
2,588,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%	04/25/2025	2,619,251

	Phoenix Services International LLC,
786,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.87%	03/03/2025	794,893

	Pisces Midco Inc,
3,002,475	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%	04/12/2025	3,032,500

	SRS Distribution Inc.,
680,000	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%)	5.44%	05/23/2025	676,246

	U.S. Silica Company,
1,112,343	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%	05/01/2025	1,091,136

				24,948,003

BUSINESS EQUIPMENT AND SERVICES 14.0%

	AlixPartners, LLP,
1,200,004	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	04/04/2024	1,207,006

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	51

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Brand Energy & Infrastructure Services Inc,
	Senior Secured First Lien Term Loan
268,307	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	06/21/2024	270,371
486,307	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	06/21/2024	490,047
922,306	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	06/21/2024	929,399

	Bright Bidco B.V.,
	Senior Secured First Lien Term Loan
2,570,369	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	06/28/2024	2,544,935
529,194	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	06/28/2024	523,957
680,392	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	06/28/2024	673,660

	Capri Acquisitions BidCo Limited,
5,216,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%	11/01/2024	5,211,299

	Change Healthcare Holdings, Inc.,
4,070,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	03/01/2024	4,088,760

	Cvent, Inc.,
4,915,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	11/29/2024	4,924,516

	Deerfield Holdings Corporation,
4,716,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	02/13/2025	4,725,568

	EAB Global, Inc.,
4,024,775	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	11/15/2024	3,974,465

	EagleView Technology Corporation,
800,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.63%	08/14/2025	801,832

	First Data Corporation,
6,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.21%	04/26/2024	6,512,740

	Flexential Intermediate Corporation,
4,695,038	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.89%	08/01/2024	4,658,839

	Garda World Security Corporation,
4,558,377	Senior Secured First Lien Term Loan (Prime Rate + 2.50%, 1.00% Floor)	7.75%	05/24/2024	4,583,061

	Genesys Telecommunications Laboratories, Inc.,
4,752,128	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%	12/01/2023	4,783,016

	ION Trading Technologies S.a.R.L,
4,852,776	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.39%	11/21/2024	4,839,892

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Kronos Incorporated,
4,402,064	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%	11/01/2023	4,429,313

	Mitchell International, Inc.,
4,024,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	11/29/2024	4,024,413
975,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.49%	12/01/2025	976,950

	Prime Security Services Borrower, LLC,
4,389,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	05/02/2022	4,414,808

	SIWF Holdings, Inc.,
3,581,025	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%	06/13/2025	3,616,835

	SMG US Midco 2, Inc.,
2,686,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	01/23/2025	2,704,137

	Solera LLC,
4,413,094	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	03/03/2023	4,427,591

	Tempo Acquisition, LLC,
4,689,384	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	05/01/2024	4,713,253

	TravelCLICK, Inc.,
2,172,702	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	05/06/2021	2,177,047

	USAGM Holdco, LLC,
3,876,652	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	07/28/2022	3,825,770

	West Corporation,
3,791,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%	10/10/2024	3,784,620

				94,838,100

CHEMICALS/PLASTICS 1.4%

	Polar US Borrower LLC,
800,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.09%	08/17/2025	805,000

	SK Invictus Intermediate II S.a.r.l.,
1,144,250	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.00%)	5.20%	03/28/2025	1,152,838

	Solenis International, L.P.,
3,221,925	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.31%	12/26/2023	3,252,533

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Solenis International, L.P., (Cont.)
675,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.81%		06/18/2024	667,406

	Starfruit US Holdco LLC,
2,600,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%		09/19/2025	2,614,079

	Vantage Specialty Chemicals, Inc.,
	Senior Secured First Lien Term Loan
516,025	(1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		10/28/2024	519,144
303,062	(3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.31%		10/28/2024	304,894

					9,315,894

CONTAINERS AND GLASS PRODUCTS 1.1%

	BWAY Holding Company,
3,256,963	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.58%		04/03/2024	3,258,233

	Klockner-Pentaplast of America, Inc.,
4,574,817	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		06/30/2022	4,461,019

					7,719,252

COSMETICS/TOILETRIES 0.5%

	Kronos Acquisition Holdings Inc.,
3,696,033	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		05/15/2023	3,684,483

ELECTRONICS/ELECTRIC 13.1%

	Access CIG LLC,
312,986	Senior Secured First Lien Delayed-Draw Term Loan	3.75%	±&	02/27/2025	315,137
2,499,454	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%		02/27/2025	2,516,638

	Almonde, Inc.,
2,572,532	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		06/13/2024	2,577,356
1,340,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.64%		06/16/2025	1,331,210

	Applied Systems, Inc.,
4,569,596	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.33%		09/19/2024	4,601,652

	Blackhawk Network Holdings Inc.,
4,922,663	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.39%		06/16/2025	4,959,164

	BMC Software Finance, Inc.,
4,625,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.55%		09/01/2025	4,675,436

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Canyon Valor Companies, Inc.,
4,341,182	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.64%		06/16/2023	4,369,856

	Dynatrace LLC,
495,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.47%		08/22/2025	498,817

	Excelitas Technologies Corporation,
3,457,106	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		12/02/2024	3,486,284

	Financial & Risk US Holdings, Inc.,
4,130,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%		09/18/2025	4,125,705

	Flexera Software LLC,
5,382,636	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		02/26/2025	5,406,185

	Hyland Software, Inc.,
2,658,589	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	5.49%		07/01/2022	2,679,818

	Informatica LLC,
2,923,566	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		08/05/2022	2,950,054

	Intralinks, Inc.,
4,807,471	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%	µ	11/14/2024	4,826,268

	Optiv Security Inc.,
1,356,269	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		02/01/2024	1,322,782

	Parker Private Merger Sub, Inc.,
1,060,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%)	10.08%		09/17/2026	1,069,275

	Project Alpha Intermediate Holding, Inc.,
4,108,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.99%		04/26/2024	4,113,998

	Renaissance Holding Corp,
3,216,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		06/02/2025	3,217,436

	SCS Holdings I Inc.,
4,454,067	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		10/31/2022	4,487,472

	Severin Acquisition, LLC,
5,199,617	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.35%		08/01/2025	5,209,366

	SolarWinds Holdings, Inc.,
2,318,001	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		02/05/2024	2,334,261

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	53

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sophia, L.P.,
4,592,373	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%	09/30/2022	4,617,746

	SS&C Technologies, Inc.,
820,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.84%	04/16/2025	821,599

	Ultra Clean Holdings, Inc.,
1,665,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.82%	08/27/2025	1,652,513

	VeriFone Systems, Inc.,
3,615,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.32%	08/20/2025	3,642,564

	Vertafore, Inc.,
3,840,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	07/02/2025	3,860,909

	Web.Com Group, Inc.,
2,965,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%	09/17/2025	2,987,237

				88,656,738

ENERGY 4.2%

	BCP Renaissance Parent L.L.C.,
2,880,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.84%	10/31/2024	2,901,802

	Brazos Delaware II, LLC,
3,271,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.17%	05/21/2025	3,261,576

	Covia Holdings Corporation,
4,344,113	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	06/02/2025	4,119,652

	FTS International, Inc.,
1,530,970	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.17%	04/16/2021	1,541,495

	Gavilan Resources, LLC,
620,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.17%	03/01/2024	586,935

	Gulf Finance, LLC,
2,144,447	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.64%	08/25/2023	1,809,763

	Lucid Energy Group II Borrower, LLC,
2,890,475	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%	02/18/2025	2,856,151

	McDermott International, Inc.,
1,650,191	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.08%	05/12/2025	1,674,598

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Oryx Southern Delaware Holdings LLC,
4,845,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	02/28/2025	4,782,051

	Traverse Midstream Partners LLC,
3,215,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	09/27/2024	3,243,469

	Ultra Resources, Inc.,
1,577,173	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%	04/12/2024	1,425,701

				28,203,193

FINANCIAL INTERMEDIARIES 0.5%

	The Edelman Financial Center, LLC,
3,335,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%	07/21/2025	3,369,050
290,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.09%	07/20/2026	296,888

				3,665,938

FOOD PRODUCTS 1.2%

	8th Avenue Food & Provisions, Inc.,
270,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.08%	09/19/2025	272,785

	CHG PPC Parent LLC,
2,892,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	03/31/2025	2,899,982

	CSM Bakery Solutions LLC,
4,832,662	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	07/03/2020	4,688,890

				7,861,657

FOOD SERVICE 1.2%

	IRB Holding Corporation,
3,629,593	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%	02/05/2025	3,638,685

	TKC Holdings, Inc.,
4,213,014	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.00%	02/01/2023	4,224,431

				7,863,116

FOOD/DRUG RETAILERS 0.2%

	Houston Foods, Inc.,
1,715,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%	07/21/2025	1,721,062

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
HEALTHCARE 12.9%

	Air Medical Group Holdings, Inc.,
2,747,504	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.38%		04/28/2022	2,708,751

	Air Methods Corporation,
2,876,606	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		04/22/2024	2,629,851

	American Renal Holdings, Inc.,
3,887,545	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		06/21/2024	3,866,163

	Auris Luxembourg III Sarl,
2,455,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%		07/25/2025	2,488,769

	Avantor, Inc.,
4,656,628	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		11/21/2024	4,718,841

	CHG Healthcare Services, Inc,
	Senior Secured First Lien Term Loan
3,575,002	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%		06/07/2023	3,601,261
2,010,939	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		06/07/2023	2,025,709

	Concentra Inc.,
1,450,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.86%		06/01/2022	1,461,781

	CP VI Bella Topco, LLC,
630,238	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		12/27/2024	628,860

	CPI Holdco, LLC,
2,861,382	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		03/21/2024	2,871,225

	CVS Holdings I, LP,
1,943,235	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%		02/06/2025	1,947,287

	Dentalcorp Perfect Smile ULC,
635,602	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	&	06/06/2025	642,355
2,537,640	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		06/06/2025	2,564,602

	Envision Healthcare Corporation,
1,730,694	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.25%		12/01/2023	1,733,325
5,210,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.95%		10/31/2025	5,196,975

	Equian, LLC,
4,840,074	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%		05/20/2024	4,869,575

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Explorer Holdings Inc,
5,014,999	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	05/02/2023	5,055,746

	Gentiva Health Services, Inc.,
5,160,543	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.00%	07/02/2025	5,228,275
1,265,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%)	9.34%	07/02/2026	1,302,950

	Kindred Healthcare, Inc.,
2,085,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.25%	06/23/2025	2,098,031

	MPH Acquisition Holdings LLC,
3,974,269	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.14%	06/07/2023	3,987,146

	Parexel International Corporation,
2,325,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	09/27/2024	2,313,823

	Radiology Partners, Inc.,
5,240,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.59%	07/09/2025	5,279,300

	Select Medical Corporation,
4,271,816	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.90%	03/01/2021	4,306,524

	Sound Inpatient Physicians, Inc.,
1,112,213	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	06/27/2025	1,122,639
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	8.99%	06/26/2026	301,875

	Team Health Holdings, Inc.,
525,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	02/06/2024	511,645

	U.S. Renal Care, Inc.,
3,643,914	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%	12/30/2022	3,559,649

	Verscend Holding Corporation,
3,680,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%	08/27/2025	3,717,573

	Wink Holdco, Inc.,
4,522,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	12/02/2024	4,513,796

				87,254,302

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	55

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
HOTELS/MOTELS/INNS AND CASINOS 2.2%

	Marriott Ownership Resorts Inc.,
1,250,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.49%	08/29/2025	1,262,500

	Penn National Gaming, Inc.,
1,240,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	4.59%	08/14/2025	1,248,215

	Playa Resorts Holding B.V.,
4,585,629	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	04/29/2024	4,557,542

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.75%)
3,650,470	(2 Month LIBOR USD + 2.75%)	5.04%	08/14/2024	3,649,047
856,283	(1 Month LIBOR USD + 2.75%)	4.99%	08/14/2024	855,949

	Stars Group Holdings B.V.,
3,162,075	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.89%	07/10/2025	3,195,482

				14,768,735

INDUSTRIAL EQUIPMENT 5.4%

	Altra Industrial Motion Corporation,
1,465,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.37%	09/26/2025	1,470,721

	DexKo Global Inc.,
341,196	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.58%	07/24/2024	343,969

	Filtration Group Corporation,
2,348,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	03/31/2025	2,367,490

	Gates Global LLC,
4,987,406	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	04/01/2024	5,024,038

	Harsco Corporation,
2,281,226	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.50%	12/06/2024	2,296,191

	Hayward Industries, Inc.,
4,563,502	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%	08/05/2024	4,597,728

	LTI Holdings, Inc.,
3,260,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%	09/06/2025	3,276,985

	Milacron LLC,
4,366,851	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	09/28/2023	4,376,414

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pro Mach Group, Inc.,
2,182,279	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.13%	03/07/2025	2,179,213

	Robertshaw US Holding Corporation,
2,853,195	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%	02/28/2025	2,837,146

	Titan Acquisition Limited,
4,606,102	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	03/28/2025	4,484,478

	Yak Access, LLC,
3,490,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.14%	07/11/2025	3,376,575

				36,630,948

INSURANCE 3.1%

	Acrisure, LLC,
927,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	11/22/2023	931,543
4,456,931	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	11/22/2023	4,481,087

	Alera Group Intermediate Holdings, Inc.,
718,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%	08/01/2025	728,973

	AssuredPartners, Inc.,
5,057,510	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.50%	10/22/2024	5,076,476

	Asurion, LLC,
2,833,817	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	11/03/2023	2,858,174
1,675,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	11/04/2024	1,689,550
1,375,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.74%	08/04/2025	1,415,824

	York Risk Services Holding Corporation,
4,114,252	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	10/01/2021	3,996,831

				21,178,458

LEISURE 4.1%

	ClubCorp Holdings, Inc.,
3,439,408	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.14%	09/18/2024	3,428,969

	Delta 2 Lux Sarl,
1,384,449	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.74%	02/01/2024	1,375,367

	Equinox Holdings, Inc.,
3,999,303	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	03/08/2024	4,022,799

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Intrawest Resorts Holdings, Inc.,
5,104,708	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		07/31/2024	5,120,022

	Lakeland Tours, LLC,
2,393,985	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.33%		12/16/2024	2,417,937

	Life Time Fitness, Inc.,
5,302,323	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.83%		06/10/2022	5,332,467

	Travel Leaders Group, LLC,
1,705,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.16%		01/25/2024	1,728,113

	UFC Holdings, LLC,
4,071,034	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		08/18/2023	4,099,979

					27,525,653

MEDIA 4.4%

	Ascend Learning, LLC,
1,620,474	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		07/12/2024	1,624,015

	CBS Radio Inc.,
2,377,038	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.96%		11/18/2024	2,361,539

	Cengage Learning, Inc.,
4,126,063	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.42%		06/07/2023	3,866,472

	Learfield Communications LLC,
34,174	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		12/01/2023	34,601

	Learfield Communications,
250,566	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.73%		12/01/2023	252,445

	Meredith Corporation,
1,701,867	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		01/31/2025	1,714,163

	Radiate Holdco, LLC,
2,865,172	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%		02/01/2024	2,864,427

	RentPath, Inc.,
2,585,684	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00%	¥	12/17/2021	2,276,049

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Southern Graphics Inc.,
4,651,846	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	12/30/2022	4,661,150

	Tribune Media Company,
207,977	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%	12/24/2020	209,082
3,637,223	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%	01/29/2024	3,653,136

	Virgin Media Bristol LLC,
6,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.66%	01/15/2026	6,518,102

				30,035,181

PHARMACEUTICALS 0.7%

	Amneal Pharmaceuticals LLC,
4,193,516	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.75%	05/05/2025	4,238,072

	Valeant Pharmaceuticals International, Inc.,
643,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.10%	06/02/2025	647,493

				4,885,565

RETAILERS (OTHER THAN FOOD/DRUG) 2.7%

	BJ's Wholesale Club, Inc.,
4,008,779	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.15%	02/02/2024	4,038,565

	EG America LLC,
3,696,425	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%	02/06/2025	3,708,568

	EG Group Limited,
945,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%	02/07/2025	948,355

	Harbor Freight Tools USA, Inc.,
1,161,359	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.74%	08/18/2023	1,163,594

	Jo-Ann Stores, LLC,
2,871,613	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.51%	10/20/2023	2,889,560

	National Vision, Inc.,
4,175,342	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	11/20/2024	4,213,191

	Staples, Inc.,
1,533,413	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	09/12/2024	1,535,973

				18,497,806

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TELECOMMUNICATIONS 6.9%

	Avaya, Inc.,
4,381,888	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%		12/16/2024	4,426,057

	CenturyLink, Inc.,
3,389,388	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		01/31/2025	3,369,898

	Ciena Corporation,
395,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.32%		09/20/2025	397,222

	Cincinnati Bell Inc.,
3,100,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%		10/02/2024	3,110,648

	Cyxtera DC Holdings, Inc.,
4,529,457	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.11%		05/01/2024	4,542,208
625,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.36%		05/01/2025	626,825

	Digicel International Finance Ltd,
3,076,432	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%		05/27/2024	2,927,425

	GTT Communications Inc,
4,617,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		06/02/2025	4,586,550

	Intelsat Jackson Holdings S.A.,
4,940,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.98%		11/30/2023	4,965,367

	MLN US Holdco LLC,
4,000,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.84%		07/11/2025	4,046,260
935,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.75%)	11.09%		07/13/2026	928,764

	Plantronics, Inc.,
3,625,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		07/02/2025	3,642,001

	Securus Technologies Holdings LLC,
700,000	Senior Secured First Lien Delayed-Draw Term Loan	0.00%	± &	11/01/2024	701,169

	Securus Technologies Holdings, Inc.,
4,807,582	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.74%		11/01/2024	4,826,812

	Speedcast International Limited,
1,595,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.89%		05/15/2025	1,585,031

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Telesat Canada,
1,787,390	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.89%	11/17/2023	1,794,254

				46,476,491

TRANSPORTATION 1.2%

	Kenan Advantage Group, Inc.,
2,554,524	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	08/01/2022	2,559,952

	PODS, LLC,
5,524,608	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.88%	12/06/2024	5,544,469

				8,104,421

UTILITIES 3.7%

	Brookfield WEC Holdings Inc.,
3,090,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.99%	08/01/2025	3,131,916

	Compass Power Generation, L.L.C.,
4,453,654	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	12/20/2024	4,482,603

	Exgen Renewables IV, LLC,
1,505,373	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.32%	11/29/2024	1,520,427

	Frontdoor, Inc.,
1,650,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.75%	08/18/2025	1,663,414

	Frontera Generation Holdings LLC,
4,062,788	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%	05/02/2025	4,095,798

	Pike Corporation,
4,212,316	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%	03/21/2025	4,252,332

	PowerTeam Services, LLC,
5,167,721	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%	03/06/2025	5,170,951

	USIC Holdings, Inc.,
492,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	12/08/2023	496,373

				24,813,814

	Total Bank Loans (Cost $630,972,635)			631,785,886

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 1.0%

	Canyon Capital Ltd.,
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	8.59%	^	07/15/2030	995,857

	Highbridge Loan Management Ltd.,
500,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.25%	^	10/20/2029	498,336

	Madison Park Funding Ltd.,
1,000,000	Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.78%	^	01/27/2026	1,005,788

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.34%	^	07/15/2029	1,016,578
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.55%	^	03/17/2030	1,011,414

	Venture Ltd.,
1,000,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	9.07%	^	10/20/2028	1,003,262

	Wind River Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.89%	^	10/15/2027	1,003,761

	Total Collateralized Loan Obligations (Cost $6,449,220)				6,534,996

US CORPORATE BONDS 1.7%

COMMERCIAL SERVICES 0.1%
480,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	481,200

ENERGY 0.1%
1,000,000	FTS International, Inc.	6.25%		05/01/2022	963,750

HEALTHCARE 0.3%
1,065,000	Centene Corporation	4.75%		01/15/2025	1,065,000
1,000,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	1,004,900

					2,069,900

INSURANCE 0.2%
1,135,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	1,126,487

TECHNOLOGY 0.4%
3,000,000	CommScope, Inc.	5.00%	^	06/15/2021	3,025,800

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TELECOMMUNICATIONS 0.6%
750,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	691,875
3,000,000	Level 3 Financing, Inc.	5.38%		08/15/2022	3,037,500

					3,729,375

	Total US Corporate Bonds (Cost $11,525,105)				11,396,512

FOREIGN CORPORATE BONDS 0.1%

COMMERCIAL SERVICES 0.1%
930,000	GW Honos Security Corporation	8.75%	^	05/15/2025	913,725

	Total Foreign Corporate Bonds (Cost $974,465)				913,725

SHORT TERM INVESTMENTS 8.3%
18,785,227	First American Government Obligations Fund—Class X	1.91%	♦		18,785,227
18,785,227	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	1.90%	♦		18,785,227
18,785,227	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	1.90%	♦		18,785,227

	Total Short Term Investments (Cost $56,355,681)				56,355,681

	Total Investments 104.5% (Cost $706,277,106)				706,986,800
	Liabilities in Excess of Other Assets (4.5)%				(30,606,375)

	NET ASSETS 100.0%				$676,380,425

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	93.4%
Short Term Investments	8.3%
US Corporate Bonds	1.7%
Collateralized Loan Obligations	1.0%
Foreign Corporate Bonds	0.1%
Other Assets and Liabilities	(4.5)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At September 30, 2018, the value of these securities amounted to $12,774,083 or 1.9% of net assets.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of September 30, 2018.

&	Unfunded or partially unfunded loan commitment. At September 30, 2018, the value of these securities amounted to $2,269,365 or 0.3% of net assets.

¥	Illiquid security

♦	Seven-day yield as of September 30, 2018

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	59

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 5.8%

	Arcadia Receivables Credit Trust,
1,048,912	Series 2017-1-A	3.25%	^	06/15/2023	1,050,765

	Castlelake Aircraft Securitization Trust,
7,856,800	Series 2018-1-A	4.13%	^	06/15/2043	7,858,332

	CLUB Credit Trust,
2,509,923	Series 2018-NP1-A	2.99%	^	05/15/2024	2,510,807

	College Ave Student Loans LLC,
2,250,000	Series 2017-A-B	4.50%	^	11/26/2046	2,221,590

	Colony American Finance Ltd.,
519,228	Series 2016-1-A	2.54%	^	06/15/2048	510,720

	Colony Starwood Homes Trust,
6,200,000	Series 2016-2A-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.51%	^	12/17/2033	6,241,163

	Consumer Installment Loan Trust,
19,968	Series 2016-LD1-A	3.96%	^	07/15/2022	19,968

	DRB Prime Student Loan Trust,
2,774,608	Series 2017-A-B	3.10%	#^	05/27/2042	2,685,486

	Earnest Student Loan Program,
6,295,199	Series 2017-A-A2	2.65%	^	01/25/2041	6,165,898

	Flagship Credit Auto Trust,
2,500,000	Series 2016-3-B	2.43%	^	06/15/2021	2,488,741
8,120,000	Series 2016-4-C	2.71%	^	11/15/2022	8,028,259
6,850,000	Series 2017-1-C	3.22%	^	05/15/2023	6,826,995
6,650,000	Series 2017-4-B	2.66%	^	10/17/2022	6,544,252

	Global SC Finance Ltd.,
4,805,500	Series 2018-1A-A	4.29%	^	05/17/2038	4,822,358

	Hardee's Funding LLC,
10,000,000	Series 2018-1A-A2I	4.25%	^	06/20/2048	10,000,200

	Helios Issuer LLC,
11,824,947	Series 2017-1A-A	4.94%	^	09/20/2049	12,075,951

	HERO Funding Trust,
3,191,063	Series 2016-1A-A	4.05%	^	09/20/2041	3,207,838

	Jimmy Johns Funding LLC,
19,800,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	19,781,657

	Kabbage Asset Securitization LLC,
19,231,000	Series 2017-1-A	4.57%	^	03/15/2022	19,375,029

	Laurel Road Prime Student Loan Trust,
951,281	Series 2017-B-CFX	3.61%	^	08/25/2042	917,715

	LendingClub Issuance Trust,
108,089	Series 2016-NP2-A	3.00%	^	01/17/2023	108,063

	Lendmark Funding Trust,
10,000,000	Series 2017-1A-A	2.83%	^	12/22/2025	9,946,328

	Mariner Finance Issuance Trust,
5,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	5,002,960

	Mosaic Solar Loan Trust,
2,163,588	Series 2017-1A-A	4.45%	^	06/20/2042	2,181,367
9,555,563	Series 2018-2GS-A	4.20%	^	02/22/2044	9,541,729

	Navient Private Education Loan Trust,
4,500,000	Series 2018-A-B	3.68%	^	02/18/2042	4,422,955

	OneMain Financial Issuance Trust,
15,000,000	Series 2017-1A-A1	2.37%	^	09/14/2032	14,748,952

	Oportun Funding LLC,
3,000,000	Series 2016-C-A	3.28%	^	11/08/2021	3,001,793

	Progress Residential Trust,
3,000,000	Series 2016-SFR2-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.66%	^	01/17/2034	3,020,478

	Prosper Marketplace Issuance Trust,
3,202,593	Series 2018-1A-A	3.11%	^	06/17/2024	3,203,778

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SBA Tower Trust,
20,000,000	Series 2017-1	3.17%	^	04/11/2022	19,709,668

	SCF Equipment Leasing LLC,
2,966,287	Series 2017-1A-A	3.77%	^	01/20/2023	2,967,950

	Sierra Timeshare Receivables Funding LLC,
3,336,244	Series 2016-3A-A	2.43%	^	10/20/2033	3,269,616

	SLM Private Credit Student Loan Trust,
7,995,160	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	2.62%		06/15/2039	7,808,601

	SoFi Consumer Loan Program LLC,
1,208,965	Series 2016-1-A	3.26%	^	08/25/2025	1,207,280
1,095,058	Series 2016-3-A	3.05%	^	12/26/2025	1,090,619

	SoFi Consumer Loan Program Trust,
608,591	Series 2016-2-A	3.09%	^	10/27/2025	607,523
4,279,181	Series 2017-1-A	3.28%	^	01/26/2026	4,274,836
2,256,635	Series 2017-2-A	3.28%	^	02/25/2026	2,253,290
1,039,716	Series 2017-3-A	2.77%	^	05/25/2026	1,030,570
764,734	Series 2017-5-A1	2.14%	^	09/25/2026	761,108
500,000	Series 2017-5-A2	2.78%	^	09/25/2026	491,421
4,958,075	Series 2018-1-A1	2.55%	^	02/25/2027	4,936,123
2,470,727	Series 2018-2-A1	2.93%	^	04/26/2027	2,465,987

	SoFi Professional Loan Program,
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,840,902

	SpringCastle America Funding LLC,
2,584,100	Series 2016-AA-A	3.05%	^	04/25/2029	2,575,951

	Springleaf Funding Trust,
9,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	8,977,541
20,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	19,610,002

	Spruce Asset Backed Securities Trust,
1,291,589	Series 2016-E1-A	4.32%	^	06/15/2028	1,296,258

	STARR,
4,880,953	Series 2018-1-A	4.09%	^	05/15/2043	4,872,504

	TAL Advantage LLC,
20,740,666	Series 2017-1A-A	4.50%		04/20/2042	20,931,868

	Thunderbolt Aircraft Lease Ltd.,
14,250,000	Series 2018-A-A	4.15%	^§	09/15/2038	14,211,140
1,500,000	Series 2018-A-B	5.07%	^§	09/15/2038	1,509,180

	Triton Container Finance LLC,
7,901,944	Series 2017-1A-A	3.52%	^	06/20/2042	7,702,941

	Upstart Securitization Trust,
3,344,527	Series 2018-1-A	3.02%	^	08/20/2025	3,344,582

	Vivint Colar Financing LLC,
10,000,000	Series 2018-1A-A	4.73%	^	04/30/2048	9,978,935

	Westlake Automobile Receivables Trust,
14,000,000	Series 2017-1A-C	2.70%	^	10/17/2022	13,958,290
15,100,000	Series 2017-2A-C	2.59%	^	12/15/2022	14,962,813

	Total Asset Backed Obligations (Cost $361,492,109)				360,159,626

BANK LOANS 7.2%

	8th Avenue Food & Provisions, Inc.,
205,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.08%		09/19/2025	207,115

	Acadia Healthcare Company, Inc.,
1,487,819	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		02/16/2023	1,500,026

	Access CIG LLC,
511,396	Senior Secured First Lien Delayed-Draw Term Loan	3.75%	±&	02/27/2025	514,912

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Access CIG LLC, (Cont.)
4,083,930	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%	02/27/2025	4,112,007

	Acrisure, LLC,
763,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	11/22/2023	766,270
3,661,515	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	11/22/2023	3,681,360

	Air Medical Group Holdings, Inc.,
2,364,470	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.38%	04/28/2022	2,331,120

	Air Methods Corporation,
2,015,918	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	04/22/2024	1,842,992

	Alera Group Intermediate Holdings, Inc.,
488,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%	08/01/2025	496,107

	Aleris International, Inc.,
1,620,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.99%	02/27/2023	1,652,854

	AlixPartners, LLP,
783,970	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	04/04/2024	788,545

	Almonde, Inc.,
1,950,543	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	06/13/2024	1,954,200
960,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.64%	06/16/2025	953,702

	Altra Industrial Motion Corporation,
1,045,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.37%	09/26/2025	1,049,081

	American Renal Holdings, Inc.,
1,995,568	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	06/21/2024	1,984,592

	American Tire Distributors Inc,
1,566,941	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%	09/01/2021	1,363,889

	Amneal Pharmaceuticals LLC,
3,091,534	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.75%	05/05/2025	3,124,381

	Applied Systems, Inc.,
3,583,800	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.33%	09/19/2024	3,608,940

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Arctic Glacier U.S.A., Inc.,
566,593	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	03/20/2024	569,426

	Ascend Learning, LLC,
1,141,610	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	07/12/2024	1,144,105

	AssuredPartners, Inc.,
3,832,317	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.50%	10/22/2024	3,846,688

	Asurion, LLC,
2,926,265	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	11/03/2023	2,951,416
633,413	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	11/04/2024	638,610
935,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.74%	08/04/2025	962,760

	Auris Luxembourg III Sarl,
1,690,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%	07/25/2025	1,713,246

	Avantor, Inc.,
3,247,090	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%	11/21/2024	3,290,471

	Avaya, Inc.,
3,205,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%	12/16/2024	3,238,089

	BCP Renaissance Parent L.L.C.,
1,830,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.84%	10/31/2024	1,843,853

	BJ's Wholesale Club, Inc.,
2,790,803	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.15%	02/02/2024	2,811,538

	Blackhawk Network Holdings Inc.,
1,536,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.39%	06/16/2025	1,547,541

	BMC Software Finance, Inc.,
3,225,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.55%	09/01/2025	3,260,169

	Brand Energy & Infrastructure Services Inc,
185,626	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	06/21/2024	187,054
336,447	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.60%	06/21/2024	339,035
638,090	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.60%	06/21/2024	642,997

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	61

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Brazos Delaware II, LLC,
2,342,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.17%	05/21/2025	2,334,793

	Bright Bidco B.V.,
	Senior Secured First Lien Term Loan
1,622,597	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	06/28/2024	1,606,541
334,064	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	06/28/2024	330,759
429,511	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	06/28/2024	425,261

	Brookfield WEC Holdings Inc.,
2,110,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.99%	08/01/2025	2,138,622

	BWAY Holding Company,
2,249,091	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.58%	04/03/2024	2,249,968

	Canyon Valor Companies, Inc.,
2,527,543	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.64%	06/16/2023	2,544,237

	Capital Automotive L.P.,
189,787	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.25%	03/24/2025	194,532

	Capri Acquisitions BidCo Limited,
3,712,200	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%	11/01/2024	3,708,321

	CBS Radio Inc.,
1,741,838	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.96%	11/18/2024	1,730,481

	Cengage Learning, Inc.,
3,094,738	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.42%	06/07/2023	2,900,033

	CenturyLink, Inc.,
3,563,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	01/31/2025	3,542,587

	CH Hold Corporation,
1,477,149	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	02/01/2024	1,488,228

	Change Healthcare Holdings, Inc.,
4,669,853	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	03/01/2024	4,690,658

	CHG Healthcare Services, Inc,
	Senior Secured First Lien Term Loan
2,716,315	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%	06/07/2023	2,736,266
1,527,927	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	06/07/2023	1,539,150

	CHG PPC Parent LLC,
2,334,063	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	03/31/2025	2,339,898

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Ciena Corporation,
285,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.32%	09/20/2025	286,603

	Cincinnati Bell Inc.,
2,130,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	10/02/2024	2,137,317

	ClubCorp Holdings, Inc.,
2,644,024	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.14%	09/18/2024	2,635,999

	Compass Power Generation, L.L.C.,
4,533,998	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	12/20/2024	4,563,469

	Concentra Inc.,
460,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.86%	06/01/2022	463,738

	Constellis Holdings, LLC,
2,354,188	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.39%	04/19/2024	2,336,531

	Coronado Curragh LLC,
853,491	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	864,159

	Coronado Curragh LLC,
233,354	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	236,270

	Covia Holdings Corporation,
1,531,163	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	06/02/2025	1,452,047

	CP VI Bella Topco, LLC,
456,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	12/27/2024	455,552

	CPI Holdco, LLC,
1,225,269	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	03/21/2024	1,229,484

	CSM Bakery Solutions LLC,
3,360,531	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	07/03/2020	3,260,555

	Cvent, Inc.,
3,850,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	11/29/2024	3,857,870

	CVS Holdings I, LP,
1,461,655	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%	02/06/2025	1,464,703

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cyxtera DC Holdings, Inc.,
3,079,408	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.11%		05/01/2024	3,088,077
425,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.36%		05/01/2025	426,241

	Deerfield Holdings Corporation,
4,577,262	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%		02/13/2025	4,586,256

	Delta 2 Lux Sarl,
966,201	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.74%		02/01/2024	959,863

	Dentalcorp Perfect Smile ULC,
426,733	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	&	06/06/2025	431,267
1,703,730	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		06/06/2025	1,721,832

	DexKo Global Inc.,
222,518	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.58%		07/24/2024	224,326

	Digicel International Finance Ltd,
1,666,648	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%		05/27/2024	1,585,924

	Dynatrace LLC,
340,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.47%		08/22/2025	342,621

	EAB Global, Inc.,
3,104,400	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		11/15/2024	3,065,595

	EagleView Technology Corporation,
555,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.63%		08/14/2025	556,271

	EG America LLC,
2,218,850	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%		02/06/2025	2,226,139

	EG Group Limited,
686,550	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%		02/07/2025	688,805

	Envision Healthcare Corporation,
1,574,435	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.25%		12/01/2023	1,576,828
3,730,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.95%		10/31/2025	3,720,675

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Equian, LLC,
3,607,394	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%	05/20/2024	3,629,381

	Equinox Holdings, Inc.,
3,910,649	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	03/08/2024	3,933,624

	Excelitas Technologies Corporation,
2,542,026	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	12/02/2024	2,563,481

	Exgen Renewables IV, LLC,
1,098,383	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.32%	11/29/2024	1,109,367

	Explorer Holdings Inc,
4,560,285	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	05/02/2023	4,597,337

	Federal-Mogul Holdings Corporation,
	Senior Secured First Lien Term Loan
1,230,166	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.91%	04/15/2021	1,233,241
410,055	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.83%	04/15/2021	411,080

	Filtration Group Corporation,
791,025	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	03/31/2025	797,523

	Financial & Risk US Holdings, Inc.,
2,880,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%	09/18/2025	2,877,005

	Flexential Intermediate Corporation,
3,278,567	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.89%	08/01/2024	3,253,289

	Flexera Software LLC,
3,744,478	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%	02/26/2025	3,760,860

	Foresight Energy LLC,
2,736,516	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.99%	03/28/2022	2,739,513

	Forterra Finance, LLC,
2,222,274	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	10/25/2023	2,134,072

	Frontdoor, Inc.,
1,145,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.75%	08/18/2025	1,154,309

	Frontera Generation Holdings LLC,
1,650,863	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%	05/02/2025	1,664,276

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	63

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	FTS International, Inc.,
1,363,434	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.17%	04/16/2021	1,372,808

	Garda World Security Corporation,
3,686,400	Senior Secured First Lien Term Loan (Prime Rate + 2.50%, 1.00% Floor)	7.75%	05/24/2024	3,706,361

	Gavilan Resources, LLC,
480,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.17%	03/01/2024	454,402

	Genesys Telecommunications Laboratories, Inc.,
3,477,057	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%	12/01/2023	3,499,658

	Gentiva Health Services, Inc.,
3,503,891	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.00%	07/02/2025	3,549,880
850,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%)	9.34%	07/02/2026	875,500

	GrafTech Finance Inc.,
3,555,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	02/12/2025	3,583,884

	GTT Communications Inc,
3,820,425	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	06/02/2025	3,794,694

	Gulf Finance, LLC,
1,503,942	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.64%	08/25/2023	1,269,222

	Harbor Freight Tools USA, Inc.,
1,558,847	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.74%	08/18/2023	1,561,848

	Harsco Corporation,
1,140,613	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.50%	12/06/2024	1,148,095

	Hayward Industries, Inc.,
3,690,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%	08/05/2024	3,718,431

	Hyland Software, Inc.,
2,221,823	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	5.49%	07/01/2022	2,239,565

	Informatica LLC,
2,107,614	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	08/05/2022	2,126,709

	Intelsat Jackson Holdings S.A.,
3,615,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.98%	11/30/2023	3,633,563

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Intralinks, Inc.,
3,786,245	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%	¥	11/14/2024	3,801,049

	Intrawest Resorts Holdings, Inc.,
3,877,573	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		07/31/2024	3,889,206

	ION Trading Technologies S.a.R.L,
3,271,759	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.39%		11/21/2024	3,263,072

	IRB Holding Corporation,
2,533,582	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%		02/05/2025	2,539,928

	Jaguar Holding Company II,
4,245,181	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.74%		08/18/2022	4,253,629

	Jo-Ann Stores, LLC,
1,938,158	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.51%		10/20/2023	1,950,271

	KBR, Inc.,
2,249,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%		04/25/2025	2,276,074

	Kenan Advantage Group, Inc.,
1,899,924	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		08/01/2022	1,903,961

	Kindred Healthcare, Inc.,
1,425,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.25%		06/23/2025	1,433,906

	Klockner-Pentaplast of America, Inc.,
2,717,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		06/30/2022	2,649,951

	Kronos Acquisition Holdings Inc.,
2,919,272	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		05/15/2023	2,910,149

	Kronos Incorporated,
3,470,056	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%		11/01/2023	3,491,535

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Learfield Communications LLC,
26,380	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		12/01/2023	26,709

	Learfield Communications,
1,538,419	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.73%		12/01/2023	1,549,957

	Life Time Fitness, Inc.,
3,913,703	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.83%		06/10/2022	3,935,952

	Lions Gate Capital Holdings LLC,
980,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.49%		03/24/2025	982,932

	LTI Holdings, Inc.,
2,360,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%		09/06/2025	2,372,296

	Lucid Energy Group II Borrower, LLC,
1,482,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%		02/18/2025	1,464,945

	Marriott Ownership Resorts Inc.,
855,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.49%		08/29/2025	863,550

	Mavis Tire Express Services Corporation,
451,128	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.42%	&	03/20/2025	450,282
2,804,654	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.42%		03/20/2025	2,799,395

	McDermott International, Inc.,
1,144,337	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.08%		05/12/2025	1,161,262

	Meredith Corporation,
1,285,264	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		01/31/2025	1,294,550

	MGM Growth Properties Operating Partnership LP,
547,347	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.24%		03/21/2025	548,672

	Milacron LLC,
2,447,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		09/28/2023	2,452,725

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Mission Broadcasting, Inc.,
48,307	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.60%	01/17/2024	48,579

	Mitchell International, Inc.,
3,119,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	11/29/2024	3,119,044
710,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.49%	12/01/2025	711,420

	MLN US Holdco LLC,
2,720,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.84%	07/11/2025	2,751,457
640,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.75%)	11.09%	07/13/2026	635,731

	MPH Acquisition Holdings LLC,
3,113,186	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.14%	06/07/2023	3,123,272

	National Vision, Inc.,
3,063,658	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	11/20/2024	3,091,430

	Nexstar Broadcasting, Inc.,
344,443	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.60%	01/17/2024	346,380

	Optiv Security Inc.,
946,156	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%	02/01/2024	922,795

	Oryx Southern Delaware Holdings LLC,
3,577,025	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	02/28/2025	3,530,077

	Parexel International Corporation,
2,060,285	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	09/27/2024	2,049,983

	Parker Private Merger Sub, Inc.,
735,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%)	10.08%	09/17/2026	741,431

	Penn National Gaming, Inc.,
855,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	4.59%	08/14/2025	860,664

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	65

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Phoenix Services International LLC,
572,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.87%	03/03/2025	578,561

	Pike Corporation,
1,143,802	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%	03/21/2025	1,154,668

	Pisces Midco Inc,
2,214,450	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%	04/12/2025	2,236,595

	Plantronics, Inc.,
3,300,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	07/02/2025	3,315,477

	Playa Resorts Holding B.V.,
3,266,954	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	04/29/2024	3,246,944

	PODS, LLC,
1,075,072	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.88%	12/06/2024	1,078,937

	Polar US Borrower LLC,
555,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.09%	08/17/2025	558,469

	PowerTeam Services, LLC,
3,650,949	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%	03/06/2025	3,653,230

	Prime Security Services Borrower, LLC,
3,584,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	05/02/2022	3,605,344

	Pro Mach Group, Inc.,
1,526,103	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.13%	03/07/2025	1,523,959

	Project Alpha Intermediate Holding, Inc.,
4,093,188	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.99%	04/26/2024	4,099,164

	Radiate Holdco, LLC,
2,230,435	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%	02/01/2024	2,229,855

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Radiology Partners, Inc.,
3,555,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.59%		07/09/2025	3,581,663

	Renaissance Holding Corp,
4,588,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		06/02/2025	4,589,211

	RentPath, Inc.,
2,015,665	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00%	¥	12/17/2021	1,774,289

	Reynolds Group Holdings Inc.,
1,363,453	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		02/06/2023	1,371,123

	Robertshaw US Holding Corporation,
1,944,110	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%		02/28/2025	1,933,174

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan
2,577,136	(2 Month LIBOR USD + 2.75%)	5.04%		08/14/2024	2,576,130
604,513	(1 Month LIBOR USD + 2.75%)	4.99%		08/14/2024	604,278

	SCS Holdings I Inc.,
2,756,049	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		10/31/2022	2,776,720

	Securus Technologies Holdings LLC,
548,000	Senior Secured First Lien Delayed-Draw Term Loan	0.00%	±&	11/01/2024	548,915

	Securus Technologies Holdings, Inc.,
3,767,218	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.74%		11/01/2024	3,782,287

	Select Medical Corporation,
2,659,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.90%		03/01/2021	2,681,108

	Severin Acquisition, LLC,
3,695,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.35%		08/01/2025	3,701,928

	SIWF Holdings, Inc.,
2,498,738	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%		06/13/2025	2,523,725

	SK Invictus Intermediate II S.a.r.l.,
457,700	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.00%)	5.20%		03/28/2025	461,135

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SMG US Midco 2, Inc.,
1,985,025	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	01/23/2025	1,998,057

	SolarWinds Holdings, Inc.,
1,713,735	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	02/05/2024	1,725,757

	Solenis International, L.P.,
2,194,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.31%	12/26/2023	2,215,348
455,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.81%	06/18/2024	449,881

	Solera LLC,
3,464,110	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	03/03/2023	3,475,489

	Sophia, L.P.,
3,858,913	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%	09/30/2022	3,880,233

	Sound Inpatient Physicians, Inc.,
753,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	06/27/2025	760,173

	Southern Graphics Inc.,
3,733,392	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	12/30/2022	3,740,859

	Speedcast International Limited,
1,140,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.89%	05/15/2025	1,132,875

	SRS Distribution Inc.,
455,000	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%)	5.44%	05/23/2025	452,488

	SS&C Technologies, Inc.,
570,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.84%	04/16/2025	571,112

	StandardAero Aviation Holdings, Inc.,
1,225,524	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	07/07/2022	1,233,662

	Staples, Inc.,
1,295,213	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	09/12/2024	1,297,376

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Starfruit US Holdco LLC,
1,865,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%	09/19/2025	1,875,099

	Stars Group Holdings B.V.,
783,038	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.89%	07/10/2025	791,310

	Syncreon Global Finance Inc.,
1,554,132	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%	10/28/2020	1,464,770

	Team Health Holdings, Inc.,
470,046	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	02/06/2024	458,001

	Telesat Canada,
2,360,135	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.89%	11/17/2023	2,369,198

	Tempo Acquisition, LLC,
3,458,731	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	05/01/2024	3,476,336

	Tenneco, Inc.,
2,690,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.73%	06/18/2025	2,696,738

	The Edelman Financial Center, LLC,
2,285,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%	07/21/2025	2,308,330
205,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.09%	07/20/2026	209,869

	Titan Acquisition Limited,
3,297,577	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	03/28/2025	3,210,505

	TKC Holdings, Inc.,
4,260,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.00%	02/01/2023	4,271,670

	Transdigm, Inc.,
3,595,911	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	06/09/2023	3,613,153
1,065,879	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	05/30/2025	1,070,132

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Travel Leaders Group, LLC,
1,180,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.16%	01/25/2024	1,195,488

	TravelCLICK, Inc.,
610,580	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	05/06/2021	611,801

	Traverse Midstream Partners LLC,
2,040,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	09/27/2024	2,058,064

	Tribune Media Company,
34,361	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%	12/24/2020	34,543
428,263	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%	01/29/2024	430,137

	U.S. Renal Care, Inc.,
2,960,791	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%	12/30/2022	2,892,322

	U.S. Silica Company,
1,817,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%	05/01/2025	1,782,457

	UFC Holdings, LLC,
3,944,512	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%	08/18/2023	3,972,558

	Ultra Resources, Inc.,
777,240	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%	04/12/2024	702,594

	USAGM Holdco, LLC,
2,705,988	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	07/28/2022	2,670,472

	USIC Holdings, Inc.,
344,155	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	12/08/2023	346,809

	Valeant Pharmaceuticals International, Inc.,
453,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.10%	06/02/2025	456,188

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Vantage Specialty Chemicals, Inc.,
	Senior Secured First Lien Term Loan
376,236	(1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%	10/28/2024	378,509
220,964	(3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.31%	10/28/2024	222,300

	VeriFone Systems, Inc.,
2,465,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.32%	08/20/2025	2,483,796

	Verscend Holding Corporation,
2,545,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%	08/27/2025	2,570,984

	Vertafore, Inc.,
2,580,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	07/02/2025	2,594,048

	Web.Com Group, Inc.,
2,110,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%	09/17/2025	2,125,825

	West Corporation,
1,920,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%	10/10/2024	1,916,941

	Wink Holdco, Inc.,
3,721,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	12/02/2024	3,714,323

	WP CPP Holdings, LLC,
2,380,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)
1,666,000	(6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.28%	04/30/2025	1,678,845
714,000	(3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.06%	04/30/2025	719,505

	Yak Access, LLC,
2,370,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.14%	07/11/2025	2,292,975

	York Risk Services Holding Corporation,
2,998,971	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	10/01/2021	2,913,380

	Total Bank Loans (Cost $447,711,676)			448,155,816

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 12.3%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.84%	^	07/15/2026	250,420

	AIMCO,
10,000,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	3.45%	^	07/20/2026	10,009,525

	Allegro Ltd.,
12,250,000	Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.49%	^	06/13/2031	12,248,756

	ALM LLC,
5,000,000	Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	3.89%	^	07/15/2028	5,013,358
2,500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	4.54%	^	07/15/2028	2,509,185

	Anchorage Capital Ltd.,
6,165,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	3.61%	^	07/15/2030	6,177,751

	Apidos Ltd.,
982,401	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.32%	^	01/19/2025	982,737

	Arbor Realty Ltd.,
404,000	Series 2016-FL1A-B (1 Month LIBOR USD + 2.95%)	5.11%	^	09/15/2026	408,535
10,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	3.15%	^	08/15/2027	10,027,840

	Arrowpoint Ltd.,
4,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.52%, 1.52% Floor)	3.83%	^	11/15/2028	4,540,748

	Assurant Ltd.,
12,500,000	Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.39%	^	10/20/2031	12,494,871

	Atlas Senior Loan Fund Ltd.,
2,850,000	Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	3.43%	^	01/15/2031	2,836,462

	Avery Point Ltd.,
6,500,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	3.26%	^	08/05/2027	6,502,456

	Babson Ltd.,
2,500,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.30%	^	10/20/2030	2,498,419

	Benefit Street Partners Ltd.,
7,005,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	3.60%	^	07/20/2029	7,025,966

	BlueMountain Ltd.,
2,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	3.75%	^	01/20/2029	2,505,984

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Canyon Capital Ltd.,
5,800,000	Series 2016-2A-B (3 Month LIBOR USD + 2.00%)	4.34%	^	10/15/2028	5,800,882

	Carbone Ltd.,
10,000,000	Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	3.49%	^	01/20/2031	9,993,725

	Carlyle Global Market Strategies Ltd.,
2,610,000	Series 2012-4A-AR (3 Month LIBOR USD + 1.45%)	3.80%	^	01/20/2029	2,616,639
2,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	3.35%	^	04/20/2027	2,001,411
6,000,000	Series 2017-1A-A1A (3 Month LIBOR USD + 1.30%)	3.65%	^	04/20/2031	6,001,900

	Cent Ltd.,
844,394	Series 2013-19A-A1A (3 Month LIBOR USD + 1.33%)	3.67%	^	10/29/2025	845,558
250,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	6.09%	^	11/07/2026	250,776

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.66%	^	07/13/2029	22,065,590
25,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.69%	^	07/20/2030	25,183,203

	CVP Ltd.,
6,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.54%	^	01/20/2031	6,515,396

	Elevation Ltd.,
20,000,000	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.34%	^	07/15/2031	19,992,332

	Galaxy Ltd.,
17,000,000	Series 2016-22A-A2R (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.19%	^	07/16/2028	17,001,113

	Gilbert Park Ltd.,
8,500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.19%)	3.53%	^	10/15/2030	8,512,625

	Greywolf Ltd.,
10,000,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	0.00%	^	10/20/2031	9,995,357

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	4.81%		08/15/2023	500,859
500,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	5.04%	^	08/01/2025	500,714
250,000	Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	6.14%	^	08/01/2025	250,086
1,591,867	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	3.46%	^	04/18/2026	1,592,656

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Halcyon Loan Advisors Funding Ltd., (Cont.)
500,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.84%	^	04/28/2025	501,266
14,500,000	Series 2015-2A-A (3 Month LIBOR USD + 1.39%)	3.73%	^	07/25/2027	14,552,631
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.23%	^	10/18/2027	24,943,881

	Jamestown Ltd.,
2,281,609	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	3.03%	^	07/15/2026	2,275,009
1,755,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.60%	^	04/25/2030	1,751,600

	Kingsland Ltd.,
9,500,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.47%	^	04/20/2031	9,464,368

	LCM LP,
250,000	Series 16A-DR (3 Month LIBOR USD + 3.00%)	5.34%	^	07/15/2026	250,611
20,000,000	Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	0.00%	^	10/15/2031	20,000,000

	Madison Park Funding Ltd.,
10,595,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.51%	^	07/23/2029	10,599,762
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.79%	^	01/27/2026	1,001,695

	Magnetite Ltd.,
18,000,000	Series 2014-9A-A1R (3 Month LIBOR USD + 1.00%)	3.34%	^	07/25/2026	18,010,410

	Marathon Ltd.,
25,000,000	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.18%	^	11/21/2027	24,886,754
15,000,000	Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.66%	^	10/28/2025	15,010,314
8,625,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.09%	^	04/15/2029	8,588,996

	Marble Point Ltd.,
4,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.51%	^	12/18/2030	4,497,191

	Midocean Credit,
25,000,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.66%	^	07/15/2029	25,042,875

	Milos Ltd.,
2,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	3.60%	^	10/20/2030	2,002,967

	MP Ltd.,
25,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.62%	^	07/25/2029	25,046,400

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MP Ltd., (Cont.)
10,000,000	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.25%	^	10/28/2027	9,982,970

	Nassau Ltd.,
20,000,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.69%	^	07/15/2031	19,999,314

	Northwoods Capital Ltd.,
9,000,000	Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	3.58%	^	11/15/2030	8,996,251

	Octagon Investment Partners Ltd.,
750,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.97%	^	11/14/2026	751,838
31,000,000	Series 2015-1A-A1R (3 Month LIBOR USD + 0.90%)	3.21%	^	05/21/2027	30,979,850

	Octagon Loan Funding Ltd.,
20,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.14%)	3.46%	^	11/18/2026	20,006,319

	OFSI Fund Ltd.,
15,000,000	Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.49%	^	07/15/2031	14,996,188

	Park Avenue Institutional Advisers Ltd.,
15,000,000	Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	3.51%	^	08/23/2031	14,998,315

	Prudential PLC,
5,000,000	Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	3.64%	^	07/15/2031	5,000,496

	Race Point Ltd.,
10,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	3.55%	^	10/15/2030	10,032,733

	Rockford Tower Ltd.,
8,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.27%)	3.61%	^	10/15/2029	8,508,277

	Shackleton Ltd.,
8,841,504	Series 2016-9A-A (3 Month LIBOR USD + 1.50%)	3.85%	^	10/20/2028	8,899,264

	Sound Point Ltd.,
10,000,000	Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	0.00%	^	10/26/2031	10,000,000
3,000,000	Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.65%	^	04/18/2031	3,002,935

	Steele Creek Ltd.,
10,000,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.42%	^	04/21/2031	9,976,802
9,500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.57%	^	05/21/2029	9,551,304
8,000,000	Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.45%	^	06/15/2031	7,999,338

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Steele Creek Ltd., (Cont.)
6,000,000	Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.47%	^	08/18/2031	5,996,392

	TCI-Cent Ltd.,
3,500,000	Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.86%	^	12/21/2029	3,551,821
6,250,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.54%	^	12/21/2029	6,267,279

	TCI-Flatiron Ltd.,
2,000,000	Series 2016-1A-B (3 Month LIBOR USD + 2.20%)	4.54%	^	07/17/2028	2,004,385

	Venture Ltd.,
20,000,000	Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	3.16%	^	04/15/2027	19,915,713
8,500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	3.59%	^	09/07/2030	8,525,422
10,000,000	Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	0.00%	^	10/15/2031	10,000,000
	Vibrant Ltd.,
5,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 1.48%)	3.83%	^	04/20/2026	5,003,650
3,500,000	Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	4.45%	^	01/20/2029	3,528,120
10,000,000	Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.64%	^	10/20/2031	10,000,000

	Wellfleet Ltd.,
15,000,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	0.00%	^	10/20/2031	15,000,000

	WhiteHorse Ltd.,
5,183,650	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.24%	^	05/01/2026	5,172,657
21,500,000	Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	3.27%	^	04/17/2027	21,462,654

	Zais Ltd.,
15,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.54%	^	07/25/2026	15,019,957

	Total Collateralized Loan Obligations (Cost $758,602,645)				759,210,809

FOREIGN CORPORATE BONDS 7.9%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	2,468,193
6,515,000	AerCap Global Aviation Trust	4.63%		10/30/2020	6,642,252
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	202,498
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,012,490
500,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	494,313

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,200,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	5,100,023
8,240,000	AstraZeneca PLC	2.38%		11/16/2020	8,127,759
6,600,000	Axiata SPV2 BHD	3.47%		11/19/2020	6,574,421
1,000,000	Banco de Credito del Peru	5.38%		09/16/2020	1,039,500
5,300,000	Banco de Credito del Peru	4.25%		04/01/2023	5,342,400
8,000,000	Banco del Estado de Chile	3.88%		02/08/2022	8,004,052
3,500,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	3,360,700
6,500,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	6,782,750
4,825,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	4,788,813
2,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	2,010,520
1,800,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	1,761,750
1,500,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,492,950
600,000	Banco Regional SAECA	8.13%		01/24/2019	604,050
4,720,000	Banco Santander	3.88%		09/20/2022	4,727,694
1,000,000	Banco Santander	4.13%		11/09/2022	996,000
9,203,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	9,283,526
2,800,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	2,849,000
800,000	Banistmo S.A.	3.65%	^	09/19/2022	766,000
4,340,000	Banistmo S.A.	3.65%		09/19/2022	4,155,550
9,100,000	Barclays Bank PLC	2.65%		01/11/2021	8,923,451
7,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	7,242,200
166,000	BBVA Bancomer S.A.	7.25%		04/22/2020	173,570
4,000,000	BBVA Bancomer S.A.	6.75%		09/30/2022	4,296,840
3,200,000	BDO Unibank, Inc.	2.63%		10/24/2021	3,072,953
6,750,000	BDO Unibank, Inc.	2.95%		03/06/2023	6,370,992
8,000,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	8,053,360
7,015,000	Bharti Airtel Ltd.	5.13%		03/11/2023	6,939,533
5,560,000	BP Capital Markets PLC	1.68%		05/03/2019	5,528,439
830,000	BP Capital Markets PLC	1.77%		09/19/2019	821,518
136,000	BP Capital Markets PLC	2.32%		02/13/2020	134,769
4,500,000	Braskem Netherlands Finance B.V.	3.50%		01/10/2023	4,308,300
2,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,565,625
1,446,000	CK Hutchison International Ltd.	2.88%		04/05/2022	1,404,735
7,700,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	7,480,262
1,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	986,713

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	4,498,308
1,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	996,497
5,500,000	CNPC General Capital Ltd.	3.95%		04/19/2022	5,525,998
700,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	712,971
7,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	7,140,000
5,980,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	5,904,718
3,125,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	3,051,091
1,500,000	Corpbanca S.A.	3.88%		09/22/2019	1,505,149
4,265,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.57%	^	06/12/2024	4,291,867
3,915,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	3,992,517
300,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	305,940
5,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	5,328,125
3,840,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,862,445
900,000	Digicel Ltd.	8.25%		09/30/2020	689,625
800,000	Digicel Ltd.	7.13%		04/01/2022	527,888
2,800,000	ECL S.A.	5.63%		01/15/2021	2,913,068
2,000,000	Ecopetrol S.A.	7.63%		07/23/2019	2,077,600
3,400,000	Ecopetrol S.A.	5.88%		09/18/2023	3,631,200
800,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	821,760
1,848,078	ENA Norte Trust	4.95%		04/25/2023	1,860,571
2,200,000	ESAL GMBH	6.25%		02/05/2023	2,191,750
1,500,000	Export-Import Bank of India	2.75%		04/01/2020	1,476,265
5,500,000	Export-Import Bank of India	3.13%		07/20/2021	5,368,710
2,500,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,431,250
3,100,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	3,014,750
5,600,000	Fresnillo PLC	5.50%		11/13/2023	5,768,000
8,190,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	8,179,987
200,000	Global Bank Corporation	5.13%	^	10/30/2019	201,950
5,100,000	Global Bank Corporation	5.13%		10/30/2019	5,149,725
300,000	Global Bank Corporation	4.50%	^	10/20/2021	298,050
4,000,000	Global Bank Corporation	4.50%		10/20/2021	3,974,000
4,300,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	4,283,875
1,800,000	Grupo Aval Ltd.	4.75%		09/26/2022	1,784,250
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,163,500
856,077	Guanay Finance Ltd.	6.00%		12/15/2020	862,497
403,531	Guanay Finance Ltd.	6.00%	^	12/15/2020	406,558

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,235,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	3.32%		05/18/2024	4,230,723
3,700,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,844,065
2,700,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	2,831,205
135,955	Interoceanica Finance Ltd.	0.00%		11/30/2018	134,765
6,650,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,756,997
1,700,000	IOI Investment BHD	4.38%		06/27/2022	1,693,850
700,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	769,737
600,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	621,000
2,000,000	JBS Investments GMBH	7.75%		10/28/2020	2,040,500
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,589,858
6,300,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	6,345,675
10,430,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.19%		07/26/2023	10,464,778
8,910,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	3.11%		03/05/2023	8,919,064
6,200,000	Multibank, Inc.	4.38%		11/09/2022	6,153,500
200,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	11,500
5,000,000	Oleoducto Central S.A.	4.00%		05/07/2021	5,000,000
2,300,000	ONGC Videsh Ltd.	3.25%		07/15/2019	2,298,157
6,761,000	ONGC Videsh Ltd.	2.88%		01/27/2022	6,449,163
1,200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,167,648
4,420,000	Orange S.A.	2.75%		02/06/2019	4,421,606
7,675,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	7,698,354
2,450,000	Pampa Energia S.A.	7.38%		07/21/2023	2,284,650
350,000	Pan American Energy LLC	7.88%		05/07/2021	357,945
3,200,000	Panama Metro Line SP	0.00%	^	12/05/2022	2,943,680
4,100,000	Panama Metro Line SP	0.00%		12/05/2022	3,771,590
500,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	436,250
1,850,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	1,761,755
5,600,000	Petronas Capital Ltd.	3.13%		03/18/2022	5,491,461
3,900,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	3,858,223
500,000	PSA International Ltd.	4.63%		09/11/2019	507,562
500,000	PSA International Ltd.	3.88%		02/11/2021	505,474
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	253,145
8,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	8,791,679

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,320,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	3.92%		06/25/2024	4,350,402
3,500,000	SACI Falabella	3.75%		04/30/2023	3,480,600
7,705,000	Santander UK PLC	2.50%		01/05/2021	7,542,413
500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	492,024
2,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	1,954,000
400,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	380,575
500,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	475,718
1,500,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	1,457,882
700,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	680,345
2,500,000	Sinopec Group Overseas Development Ltd.	3.90%		05/17/2022	2,501,920
4,000,000	SP PowerAssets Ltd.	2.70%		09/14/2022	3,880,214
9,210,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	8,857,359
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,434,146
6,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	5,976,549
1,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	959,843
8,970,000	Toronto-Dominion Bank	3.25%		06/11/2021	8,969,892
8,300,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	8,449,400
7,625,000	UBS AG	2.45%	^	12/01/2020	7,476,396
3,950,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	3,915,438
5,000,000	Union Bank of the Philippines	3.37%		11/29/2022	4,799,742
3,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	3,005,130
5,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,124,288
2,800,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	2,676,716
3,700,000	UPL Corporation	3.25%		10/13/2021	3,581,892

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,590,000	Westpac Banking Corporation	1.60%		08/19/2019	7,512,077
806,000	Westpac Banking Corporation	2.65%		01/25/2021	793,493
3,700,000	YPF S.A.	8.50%		03/23/2021	3,741,625

Total Foreign Corporate Bonds (Cost $496,133,111)					488,958,557

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.9%
6,700,000	Chile Government International Bond	2.25%		10/30/2022	6,439,035
5,000,000	Chile International Government Bond	3.25%		09/14/2021	5,010,100
965,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,037,375
8,500,000	Dominican Republic International Bond	7.50%		05/06/2021	8,914,375
6,000,000	Indonesia Government International Bond	4.88%		05/05/2021	6,190,236
900,000	Indonesia Government International Bond	3.70%	^	01/08/2022	895,193
1,100,000	Indonesia Government International Bond	3.70%		01/08/2022	1,094,125
8,000,000	Israel Government International Bond	4.00%		06/30/2022	8,183,184
4,000,000	Mexico Government International Bond	3.63%		03/15/2022	4,013,240
9,000,000	Philippine Government International Bond	4.00%		01/15/2021	9,173,565
3,500,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	3,624,215

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $55,823,036)					54,574,643

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.4%

	20 Times Square Trust,
4,721,000	Series 2018-20TS-F	3.20%	#^	05/15/2035	4,394,065

	20 Times Square Trust,
4,721,000	Series 2018-20TS-G	3.20%	#^	05/15/2035	4,304,721

	Americold LLC,
1,080,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	1,134,758

	AREIT Trust,
13,674,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38%	^	02/14/2035	13,694,511
8,998,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.78%	^	02/14/2035	9,042,954

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	73

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Atrium Hotel Portfolio Trust,
9,763,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.56%	^	06/15/2035	9,844,019

	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
71,271	Series 2004-4-H	6.23%	#^	07/10/2042	71,100

	Bancorp Commercial Mortgage Trust,
4,952,000	Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.62%	^	09/15/2035	4,958,012

	BANK,
57,499,376	Series 2017-BNK4-XA	1.61%	# I/O	05/15/2050	4,997,403
85,751,392	Series 2018-BN11-XA	0.65%	# I/O	03/15/2061	3,296,995

	Barclays Commercial Mortgage Securities LLC,
6,786,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	5.91%	^	08/15/2027	6,809,397
57,396,707	Series 2017-C1-XA	1.68%	# I/O	02/15/2050	5,406,741
1,174,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.36%	^	08/15/2036	1,175,853
1,338,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.86%	^	08/15/2036	1,340,179
2,803,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.66%	^	08/15/2036	2,816,994
2,686,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.66%	^	08/15/2036	2,710,081

	BBCMS Mortgage Trust,
8,471,000	Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	5.01%	^	11/15/2034	8,481,319
10,250,000	Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	07/15/2037	10,338,248

	BB-UBS Trust,
7,538,000	Series 2012-TFT-TE	3.68%	#^	06/05/2030	6,974,908

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	459,412

	BHMS Trust,
10,202,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06%	^	07/15/2035	10,222,950
165,041,500	Series 2018-ATLS-XCP	0.41%	#^ I/O	07/15/2035	830,390

	Braemar Hotels & Resorts Trust,
7,455,000	Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	4.56%	^	06/15/2035	7,464,404

	Bsprt Issuer Ltd.,
3,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 2.40%)	4.56%	^	06/15/2027	3,275,437

	BX Commercial Mortgage Trust,
2,608,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.48%	^	03/15/2037	2,617,586

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust,
2,791,801	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.21%	^	07/15/2034	2,810,322
4,320,192	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	07/15/2034	4,353,832
3,215,000	Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.41%	^	10/15/2032	3,227,681
5,186,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.41%	^	10/15/2032	5,216,801
2,616,135	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.21%	^	07/15/2034	2,622,676
4,301,931	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.31%	^	07/15/2034	4,323,448
7,534,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.11%	^	03/15/2037	7,571,506
3,159,000	Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.13%	^	05/15/2035	3,186,745
3,962,000	Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.58%	^	05/15/2035	4,004,406
2,357,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	5.08%	^	05/15/2035	2,385,848
9,267,000	Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.80%	^	04/15/2035	9,209,412

	CD Commercial Mortgage Trust,
68,010,304	Series 2017-CD3-XA	1.19%	# I/O	02/10/2050	4,541,959
67,566,372	Series 2017-CD4-XA	1.48%	# I/O	05/10/2050	5,452,018

	CFCRE Commercial Mortgage Trust,
21,757,868	Series 2016-C3-XA	1.22%	# I/O	01/10/2048	1,327,010
38,155,046	Series 2016-C4-XA	1.90%	# I/O	05/10/2058	3,704,275
58,778,852	Series 2017-C8-XA	1.83%	# I/O	06/15/2050	5,856,601
16,201,000	Series 2017-C8-XB	1.12%	# I/O	06/15/2050	1,143,264
39,410,000	Series 2018-TAN-X	1.85%	#^ I/O	02/15/2033	2,525,460

	CGDBB Commercial Mortgage Trust,
3,277,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76%	^	07/15/2032	3,281,210
4,587,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.31%	^	07/15/2032	4,591,757

	CGGS Commercial Mortgage Trust,
9,155,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.46%	^	02/15/2037	9,234,006

	CHT Mortgage Trust,
736,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.16%	^	11/15/2036	742,853

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	CHT Mortgage Trust, (Cont.)
1,039,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.90%	^	11/15/2036	1,047,386

	Citigroup Commercial Mortgage Trust,
7,958,588	Series 2014-GC25-XA	1.17%	# I/O	10/10/2047	394,647
1,273,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	1,175,450
5,758,475	Series 2015-GC27-XA	1.53%	# I/O	02/10/2048	384,994
1,750,000	Series 2015-GC31-C	4.20%	#	06/10/2048	1,650,904
19,571,069	Series 2016-GC36-XA	1.46%	# I/O	02/10/2049	1,417,372
14,386,447	Series 2016-P3-XA	1.87%	# I/O	04/15/2049	1,319,093
17,787,367	Series 2016-P4-XA	2.16%	# I/O	07/10/2049	1,979,638
34,878,065	Series 2017-P7-XA	1.29%	# I/O	04/14/2050	2,527,080

	CLNS Trust,
3,479,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.18%	^	06/11/2032	3,495,570
3,479,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.63%	^	06/11/2032	3,507,009
3,479,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.63%	^	06/11/2032	3,516,693

	COBALT Commercial Mortgage Trust,
991,661	Series 2007-C2-AJFX	5.57%	#	04/15/2047	999,921

	Commercial Mortgage Pass-Through Certificates,
2,305,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	2,097,616
5,636,000	Series 2012-CR4-D	4.73%	#^ Þ	10/15/2045	2,998,923
8,582,418	Series 2013-CR10-XA	0.87%	# I/O	08/10/2046	249,900
8,870,000	Series 2013-CR11-D	5.33%	#^	08/10/2050	8,411,509
27,061,296	Series 2013-CR12-XA	1.39%	# I/O	10/10/2046	1,228,567
7,526,000	Series 2013-LC13-D	5.45%	#^	08/10/2046	7,259,181
3,043,138	Series 2014-CR17-XA	1.24%	# I/O	05/10/2047	119,407
300,000	Series 2014-CR19-C	4.87%	#	08/10/2047	302,381
500,000	Series 2014-CR20-C	4.65%	#	11/10/2047	493,301
110,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.00%	^	02/13/2032	110,511
2,115,000	Series 2014-TWC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.40%	^	02/13/2032	2,134,844
1,500,000	Series 2015-CR22-D	4.26%	#^	03/10/2048	1,283,628
21,716,237	Series 2015-CR22-XA	1.11%	# I/O	03/10/2048	880,904
1,500,000	Series 2015-CR23-D	4.39%	#	05/10/2048	1,267,329
1,386,000	Series 2015-CR25-C	4.70%	#	08/10/2048	1,362,515
37,879,251	Series 2015-CR25-XA	1.08%	# I/O	08/10/2048	1,771,613
42,524,776	Series 2015-CR27-XA	1.28%	# I/O	10/10/2048	2,259,494
12,067,296	Series 2015-DC1-XA	1.28%	# I/O	02/10/2048	563,980
11,396,000	Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.18%	^	09/15/2033	11,330,963
59,282,186	Series 2015-LC21-XA	0.97%	# I/O	07/10/2048	2,059,374
1,470,000	Series 2015-LC23-C	4.80%	#	10/10/2048	1,485,490
1,966,000	Series 2016-CR28-C	4.80%	#	02/10/2049	1,982,779
17,502,379	Series 2016-DC2-XA	1.20%	# I/O	02/10/2049	1,001,990

	Credit Suisse Commercial Mortgage Trust,
1,230,894	Series 2007-C1-AM	5.42%		02/15/2040	1,248,480

	Credit Suisse Mortgage Capital Certificates,
376,542	Series 2008-C1-AM	6.17%	#^	02/15/2041	376,035
10,092,000	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	309,087

	CSAIL Commercial Mortgage Trust,
30,095,355	Series 2015-C1-XA	1.07%	# I/O	04/15/2050	1,270,975
4,729,724	Series 2016-C6-XA	1.96%	# I/O	01/15/2049	436,986

	CSMC Mortgage Securities Trust,
6,650,000	Series 2017-LSTK-E	3.44%	#^	04/05/2033	6,477,808

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSMC Trust,
7,370,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.46%	^	07/15/2032	7,418,279

	DBCG Mortgage Trust,
3,750,000	Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	3.16%	^	06/15/2034	3,755,538

	DBGS Mortgage Trust,
9,876,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.61%	^	06/15/2033	9,848,632
5,039,968	Series 2018-BIOD-C (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11%	^	05/15/2035	5,001,909

	Deutsche Bank Commercial Mortgage Trust,
19,376,387	Series 2016-C1-XA	1.64%	# I/O	05/10/2049	1,614,286

	FREMF Mortgage Trust,
2,094,842	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.16%	^	07/25/2023	2,113,529

	GE Commercial Mortgage Corporation Trust,
247,868	Series 2007-C1-AM	5.61%	#	12/10/2049	245,718

	GMAC Commercial Mortgage Securities Trust,
2,488,000	Series 2004-C3-D	5.04%	#	12/10/2041	2,485,150
2,806,000	Series 2004-C3-E	5.14%	#^	12/10/2041	2,751,052

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	350,378

	Great Wolf Trust,
2,465,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.41%	^	09/15/2034	2,477,878
3,821,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.41%	^	09/15/2034	3,848,588
2,034,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.38%	^	09/15/2034	2,050,723

	GS Mortgage Securities Corporation,
300,000	Series 2013-KING-C	3.55%	#^	12/10/2027	298,352
9,627,574	Series 2014-GC20-XA	1.24%	# I/O	04/10/2047	388,653
4,347,471	Series 2014-GC24-XA	0.95%	# I/O	09/10/2047	146,654
36,390,767	Series 2015-GC32-XA	0.98%	# I/O	07/10/2048	1,475,911
9,787,026	Series 2015-GC34-XA	1.50%	# I/O	10/10/2048	663,208
5,000,000	Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.26%	^	07/15/2031	5,007,672
5,000,000	Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	4.96%	^	07/15/2031	5,012,132
5,000,000	Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	6.08%	^	07/15/2031	5,018,802

	GS Mortgage Securities Trust,
1,963,000	Series 2014-GC26-D	4.66%	#^	11/10/2047	1,717,844
9,057,511	Series 2015-GS1-XA	0.96%	# I/O	11/10/2048	417,272
19,673,930	Series 2016-GS2-XA	1.81%	# I/O	05/10/2049	1,737,240
34,151,888	Series 2016-GS3-XA	1.39%	# I/O	10/10/2049	2,531,109
81,284,180	Series 2017-GS6-XA	1.19%	# I/O	05/10/2050	5,979,289

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	75

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	GS Mortgage Securities Trust, (Cont.)
887,000	Series 2018-GS10-WLSA	5.07%	#^	03/10/2033	922,839
1,760,000	Series 2018-GS10-WLSB	5.07%	#^	03/10/2033	1,832,107
2,391,000	Series 2018-GS10-WLSC	5.07%	#^	03/10/2033	2,426,415
2,314,000	Series 2018-GS10-WLSD	5.07%	#^	03/10/2033	2,292,586
2,893,000	Series 2018-GS10-WLSE	5.07%	#^	03/10/2033	2,761,299

	Hilton USA Trust,
1,988,000	Series 2016-SFP-D	4.93%	^	11/05/2035	2,013,665
3,000,000	Series 2016-SFP-F	6.16%	^	11/05/2035	3,048,038

	Hunt Ltd.,
8,000,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.56%	^	08/15/2034	8,061,696

	Hyatt Hotel Portfolio Trust,
8,197,000	Series 2017-HYT2-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.51%	^	08/09/2032	8,234,459

	IMT Trust,
2,355,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	4.31%	^	06/15/2034	2,364,172
305,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	5.01%	^	06/15/2034	306,870

	JP Morgan Chase Commercial Mortgage Securities Corporation,
469,815	Series 2006-LDP9-AM	5.37%		05/15/2047	469,833
297,092	Series 2007-C1-AM	6.15%	#	02/15/2051	295,687
22,597,358	Series 2015-JP1-XA	1.28%	# I/O	01/15/2049	1,065,221
1,872,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16%	^	06/15/2032	1,876,769
1,414,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.41%	^	06/15/2032	1,423,528
4,578,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06%	^	06/15/2032	4,646,526
1,969,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38%	^	07/15/2034	1,975,126
1,847,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.08%	^	07/15/2034	1,855,774
1,635,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.08%	^	07/15/2034	1,646,296
2,302,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.88%	^	07/15/2034	2,322,020
6,165,000	Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76%	^	06/15/2032	6,203,754
863,000	Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.26%	^	06/15/2032	870,663
2,283,000	Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	5.16%	^	06/15/2035	2,314,104

	JP Morgan Chase Commercial Mortgage Securities Trust,
5,625,000	Series 2004-CBX-D	5.10%	#	01/12/2037	5,681,856
6,613,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	6,594,005
989,356	Series 2007-LD11-AM	6.18%	#	06/15/2049	990,813

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
414,998	Series 2007-LDPX-AM	5.46%	#	01/15/2049	412,228
3,232,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	3,208,285
3,381,727	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.01%	^	05/15/2028	3,387,310
2,369,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	2,334,907
39,671,545	Series 2016-JP4-XA	0.94%	# I/O	12/15/2049	1,580,816
3,776,000	Series 2016-WIKI-E	4.14%	#^	10/05/2031	3,675,063
10,245,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	10,404,706

	JPMBB Commercial Mortgage Securities Trust,
6,483,750	Series 2014-C18-XA	1.09%	# I/O	02/15/2047	232,660
17,112,471	Series 2014-C21-XA	1.19%	# I/O	08/15/2047	779,908
500,000	Series 2014-C23-C	4.60%	#	09/15/2047	505,954
22,657,213	Series 2014-C25-XA	1.10%	# I/O	11/15/2047	897,149
1,303,000	Series 2014-C26-C	4.57%	#	01/15/2048	1,289,820
7,245,109	Series 2014-C26-XA	1.25%	# I/O	01/15/2048	302,874
1,000,000	Series 2015-C27-D	3.98%	#^	02/15/2048	910,794
125,000	Series 2015-C29-C	4.32%	#	05/15/2048	121,199
27,737,337	Series 2015-C29-XA	0.96%	# I/O	05/15/2048	844,291
29,584,995	Series 2015-C30-XA	0.76%	# I/O	07/15/2048	826,108
12,710,809	Series 2015-C31-XA	1.12%	# I/O	08/15/2048	590,238
24,967,809	Series 2015-C32-XA	1.60%	# I/O	11/15/2048	1,266,669
580,000	Series 2015-C33-C	4.77%	#	12/15/2048	584,189
52,870,857	Series 2016-C4-XA	0.96%	# I/O	12/15/2049	2,773,346

	LCCM,
10,000,000	Series 2017-LC26-C	4.71%	^	07/12/2050	9,777,475

	LSTAR Commercial Mortgage Trust,
10,793,117	Series 2016-4-XA	2.04%	#^ I/O	03/10/2049	741,700
88,886,043	Series 2017-5-X	1.27%	#^ I/O	03/10/2050	4,191,466

	Madison Avenue Trust,
2,080,000	Series 2013-650M-E	4.17%	#^	10/12/2032	2,052,868
300,000	Series 2013-650M-D	4.17%	#^	10/12/2032	299,957

	Marathon CRE,
2,366,000	Series 2018-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	3.71%	^	06/15/2028	2,369,535
2,512,000	Series 2018-FL1-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.76%	^	06/15/2028	2,530,604

	Merrill Lynch Mortgage Trust,
21,672	Series 2006-C1-AJ	5.78%	#	05/12/2039	21,799
103,502	Series 2007-C1-AM	6.00%	#	06/12/2050	103,501

	Monarch Beach Resort Trust,
11,450,000	Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.71%	^	07/15/2035	11,514,734

	Morgan Stanley Bank of America Merrill Lynch Trust,
10,600,000	Series 2012-CKSV-CK	4.30%	^	10/15/2030	8,806,792
4,031,412	Series 2013-C12-XA	0.81%	# I/O	10/15/2046	96,111
16,162,801	Series 2013-C7-XA	1.50%	# I/O	02/15/2046	766,577
9,133,680	Series 2014-C14-XA	1.31%	# I/O	02/15/2047	268,833
500,000	Series 2014-C18-C	4.49%	#	10/15/2047	493,140
620,000	Series 2014-C19-C	4.00%		12/15/2047	591,459
120,000	Series 2015-C20-C	4.61%	#	02/15/2048	117,511
5,965,000	Series 2015-C20-D	3.07%	^	02/15/2048	5,021,183
1,133,000	Series 2015-C26-D	3.06%	^	10/15/2048	978,539
21,539,958	Series 2016-C28-XA	1.42%	# I/O	01/15/2049	1,438,395

	Morgan Stanley Capital Trust,
4,721,000	Series 2007-IQ15-B	6.33%	#^	06/11/2049	4,759,774
1,466,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	1,412,524
2,330,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.36%	^	11/15/2034	2,341,995
3,494,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	11/15/2034	3,506,847

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Morgan Stanley Capital Trust, (Cont.)
2,647,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.51%	^	11/15/2034	2,656,066
2,680,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.11%	^	11/15/2034	2,687,543
2,977,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.76%	^	11/15/2034	2,989,412
2,935,000	Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.81%	^	07/15/2035	2,942,551
4,380,000	Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.71%	^	07/15/2035	4,396,570
2,935,000	Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.21%	^	07/15/2035	2,948,818

	Morgan Stanley Capital, Inc.,
821,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	803,032
1,386,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	1,350,051
86,563,272	Series 2016-UB12-XA	0.95%	# I/O	12/15/2049	3,913,794

	Motel 6 Trust,
6,235,548	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.31%	^	08/15/2034	6,262,977
3,765,152	Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	6.41%	^	08/15/2034	3,800,668

	MSCG Trust,
1,192,550	Series 2016-SNR-C	5.21%	^	11/15/2034	1,186,199

	Natixis Commercial Mortgage Securities Trust,
9,940,000	Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.26%	^	06/15/2035	9,956,858

	PFP Ltd.,
5,328,792	Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.41%	^	07/14/2035	5,362,087

	RAIT Trust,
6,614,000	Series 2017-FL7-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76%	^	06/15/2037	6,620,746

	Resource Capital Ltd.,
4,991,948	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	4.16%	^	07/15/2034	5,004,428

	SLIDE,
35,556,000	Series 2018-FUN-XCP	0.98%	#^ I/O	12/15/2020	720,365

	STWD Mortgage Trust,
15,253,000	Series 2018-URB-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.21%	^	05/15/2035	15,309,955

	Tharaldson Hotel Portfolio Trust,
9,003,783	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.30%	^	11/11/2034	9,110,754

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS Commercial Mortgage Trust,
2,034,000	Series 2017-C1-XB	1.06%	# I/O	06/15/2050	140,439
88,513,000	Series 2018-C13-XA	0.97%	# I/O	10/15/2051	5,435,495
6,009,000	Series 2018-C8-C	4.86%	#	02/15/2051	6,032,388
87,602,337	Series 2018-C8-XA	1.05%	# I/O	02/15/2051	5,596,852

	UBS-Citigroup Commercial Mortgage Trust,
5,929,000	Series 2011-C1-D	6.25%	#^	01/10/2045	6,235,319

	Wachovia Bank Commercial Mortgage Trust,
2,743,239	Series 2006-C25-F	5.36%	#	05/15/2043	2,735,999
2,985,032	Series 2006-C28-C	5.69%	#	10/15/2048	2,996,940

	Wells Fargo Commercial Mortgage Trust,
1,900,000	Series 2014-LC16-D	3.94%	^	08/15/2050	1,574,048
540,000	Series 2014-LC18-B	3.96%		12/15/2047	533,961
12,423,813	Series 2015-C27-XA	1.05%	# I/O	02/15/2048	562,103
55,282,595	Series 2015-C30-XA	1.08%	# I/O	09/15/2058	2,800,716
2,000,000	Series 2015-C31-C	4.76%	#	11/15/2048	2,005,341
21,690,741	Series 2015-C31-XA	1.23%	# I/O	11/15/2048	1,251,855
32,121,792	Series 2015-NXS2-XA	0.90%	# I/O	07/15/2058	1,074,288
1,340,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	1,310,470
1,150,000	Series 2015-NXS4-E	3.75%	#^	12/15/2048	887,094
1,443,000	Series 2016-C32-C	4.88%	#	01/15/2059	1,426,334
14,961,384	Series 2016-C33-XA	1.94%	# I/O	03/15/2059	1,360,208
25,206,467	Series 2016-LC24-XA	1.85%	# I/O	10/15/2049	2,484,821
77,360,202	Series 2017-C38-XA	1.22%	# I/O	07/15/2050	5,364,218
16,217,216	Series 2017-RC1-XA	1.71%	# I/O	01/15/2060	1,479,339
4,517,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.32%	^	12/15/2036	4,557,770

	WF-RBS Commercial Mortgage Trust,
167,000	Series 2013-C17-D	5.23%	#^	12/15/2046	159,381
3,606,997	Series 2014-C19-XA	1.26%	# I/O	03/15/2047	148,298
9,313,501	Series 2014-C21-XA	1.23%	# I/O	08/15/2047	413,936
29,126,531	Series 2016-NXS6-XA	1.79%	# I/O	11/15/2049	2,531,870

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $719,786,723)				703,272,963

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.9%

	Alternative Loan Trust,
9,978,240	Series 2005-49CB-A6	5.50%		11/25/2035	9,382,812
11,852,688	Series 2005-62-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.52%		12/25/2035	10,780,365
8,574,763	Series 2006-36T2-1A3	5.75%		12/25/2036	6,141,383
11,221,038	Series 2007-12T1-A5	6.00%		06/25/2037	8,653,508
7,426,726	Series 2007-8CB-A1	5.50%		05/25/2037	6,295,299
10,281,601	Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.49%		08/25/2047	8,958,360

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	2.84%		04/20/2035	1,676,082
3,117,940	Series 2006-7-T2A1	5.88%	#	10/25/2036	2,860,700

	Banc of America Mortgage Securities Trust,
3,350,017	Series 2005-I-2A5	4.14%	#	10/25/2035	3,263,308
8,346,050	Series 2007-3-1A1	6.00%		09/25/2037	8,093,601

	Bayview Opportunity Master Fund Trust,
24,057,244	Series 2018-SBR2-A1	3.84%	^§	04/28/2033	24,128,502

	BCAP LLC Trust,
2,579,732	Series 2012-RR1-3A4	5.50%	#^	10/26/2035	2,399,761

	CIM Trust,
10,857,853	Series 2016-3-A1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.60%	^	02/25/2056	11,225,492

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	77

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citicorp Residential Mortgage Securities, Inc.,
793,667	Series 2007-1-A4	5.39%	ß	03/25/2037	815,814

	Citigroup Mortgage Loan Trust, Inc.,
38,784,710	Series 2018-A-A1	4.00%	#^	01/25/2068	38,727,905

	CitiMortgage Alternative Loan Trust,
1,504,705	Series 2007-A5-1A10	5.75%		05/25/2037	1,443,439

	COLT Mortgage Loan Trust,
21,204,666	Series 2018-1-A1	2.93%	#^	02/25/2048	21,149,051

	Countrywide Alternative Loan Trust,
85,049	Series 2004-33-1A1	3.89%	#	12/25/2034	87,090
695,581	Series 2005-23CB-A15	5.50%		07/25/2035	693,877
2,471,217	Series 2005-28CB-1A6	5.50%		08/25/2035	2,395,955
2,597,742	Series 2006-J6-A5	6.00%		09/25/2036	2,243,002
519,685	Series 2007-15CB-A7	6.00%		07/25/2037	467,493

	Countrywide Home Loans,
1,703,885	Series 2005-10-A2	5.50%		05/25/2035	1,596,160
929,978	Series 2007-14-A15	6.50%		09/25/2037	836,302

	Credit Suisse First Boston Mortgage Securities Corporation,
4,844	Series 2004-8-6A1	4.50%		12/25/2019	4,887
2,721,105	Series 2005-11-2A1	6.00%		12/25/2035	2,579,681
106,172	Series 2005-11-8A5	6.00%		12/25/2035	104,529
1,049,937	Series 2005-9-5A9	5.50%		10/25/2035	933,319

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	4.23%	#^	07/27/2036	1,000,530
756,427	Series 2011-5R-6A9	3.86%	#^	11/27/2037	760,091

	CSMC Trust,
7,192,084	Series 2017-1A-A	4.50%	^	03/25/2021	7,276,887
13,744,651	Series 2018-5R-1A1 (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.41%	^	10/30/2046	13,713,052
40,000,000	Series 2018-RPL8-A1	4.13%	^	07/25/2058	40,051,560

	Deephaven Residential Mortgage Trust,
3,341,688	Series 2017-1A-A1	2.73%	#^	12/26/2046	3,337,559

	Deutsche Mortgage & Asset Receiving Corporation,
718,258	Series 2014-RS1-1A2	6.67%	#^Þ	07/27/2037	637,602

	Deutsche Securities, Inc.,
925,620	Series 2006-AB4-A1A	6.01%	#	10/25/2036	879,385

	Ellington Financial Mortgage Trust,
3,007,066	Series 2017-1-A1	2.69%	#^	10/25/2047	2,973,281
3,085,187	Series 2017-1-A2	2.74%	#^	10/25/2047	3,041,323
2,145,867	Series 2017-1-A3	2.84%	#^	10/25/2047	2,112,771

	GCAT LLC,
7,433,160	Series 2017-2-A1	3.50%	^§	04/25/2047	7,398,697
3,031,690	Series 2017-5-A1	3.23%	^§	07/25/2047	3,028,548
14,729,431	Series 2018-1-A1	3.84%	^§	06/25/2048	14,716,520

	GMACM Mortgage Loan Trust,
112,597	Series 2005-J1-A6	6.00%		12/25/2035	109,107

	GSAA Home Equity Trust,
4,007,099	Series 2005-11-2A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.50%		10/25/2035	3,999,385

	GSR Mortgage Loan Trust,
465	Series 2004-2F-14A1	5.50%		09/25/2019	466
630,286	Series 2006-2F-3A4	6.00%		02/25/2036	516,607

	Impac Secured Assets Trust,
1,113,349	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.49%		02/25/2037	990,254

	IndyMac Mortgage Loan Trust,
1,989,586	Series 2006-AR5-2A1	3.65%	#	05/25/2036	1,806,625

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust 2007-S1,
10,699,653	Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	2.56%		04/25/2047	10,435,162

	Legacy Mortgage Asset Trust,
18,224,605	Series 2017-GS1-A1	3.50%	^§	01/25/2057	17,957,143
22,049,525	Series 2018-GS2-A1	4.00%	^§	04/25/2058	21,963,058

	Lehman Mortgage Trust,
338,804	Series 2006-1-1A3	5.50%		02/25/2036	291,283

	MASTR Adjustable Rate Mortgages Trust,
197,705	Series 2006-2-2A1	4.18%	#	04/25/2036	181,465

	Merrill Lynch Alternative Note Asset Trust,
508,088	Series 2007-F1-2A6	6.00%		03/25/2037	394,979

	Merrill Lynch Mortgage Investors Trust,
1,912,400	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,401,592

	Morgan Stanley Capital Trust,
28,070,176	Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.47%		04/25/2036	26,387,919

	Morgan Stanley Mortgage Loan Trust,
393,622	Series 2006-2-7A1	5.57%	#	02/25/2036	354,016

	Nationstar HECM Loan Trust,
17,000,000	Series 2017-2A-M1	2.82%	#^	09/25/2027	16,898,340
3,500,000	Series 2018-1A-M2	3.47%	#^	02/25/2028	3,504,364
9,500,000	Series 2018-1A-M3	3.79%	#^	02/25/2028	9,511,846

	Oak Hill Advisors Residential Loan Trust,
12,845,003	Series 2017-NPL1-A1	3.00%	^§	06/25/2057	12,691,591
13,326,004	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	13,152,287

	Preston Ridge Partners Mortgage Trust,
10,161,554	Series 2017-2A-A1	3.47%	^§	09/25/2022	10,111,986

	Pretium Mortgage Credit Partners LLC,
14,163,794	Series 2017-NPL3-A1	3.25%	^§	06/29/2032	14,095,147
26,735,330	Series 2018-NPL3-A1	4.13%	^§	08/27/2033	26,774,973

	PRPM LLC,
25,750,099	Series 2018-2A-A1	4.00%	#^	08/25/2023	25,609,058

	RCO Trust,
5,129,182	Series 2016-SFR1-A	3.75%	#^	11/25/2051	5,132,064
5,816,888	Series 2017-INV1-A	3.20%	#^	11/25/2052	5,885,311
3,290,343	Series 2017-INV1-M1	3.90%	#^	11/25/2052	3,297,404

	Residential Accredit Loans, Inc.,
1,172,599	Series 2006-QS12-2A3	6.00%		09/25/2036	1,118,814
1,573,605	Series 2007-QS9-A33	6.50%		07/25/2037	1,461,326

	Residential Asset Securitization Trust,
891,534	Series 2006-A2-A11	6.00%		01/25/2046	656,762

	SG Mortgage Securities Trust,
4,879,246	Series 2017-1-A1	3.71%	#^	04/25/2047	4,877,025

	Shellpoint Co-Originator Trust,
3,772,577	Series 2016-1-1A10	3.50%	#^	11/25/2046	3,724,991

	Soundview Home Loan Trust,
5,006,220	Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.40%		08/25/2037	4,916,167

	Starwood Mortgage Residential Trust,
17,666,984	Series 2018-IMC1-A3	3.98%	#^	03/25/2048	17,710,872

	Structured Adjustable Rate Mortgage Loan Trust,
6,462,956	Series 2005-22-4A1	3.86%	#	12/25/2035	6,215,436

	Structured Asset Securities Corporation,
1,496,236	Series 2005-16-1A2	5.50%		09/25/2035	1,500,155

	Towd Point Mortgage Trust,
2,312,637	Series 2015-2-1A13	2.50%	#^	11/25/2060	2,265,073

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	US Residential Opportunity Fund Trust,
4,057,684	Series 2017-1III-A	3.35%	^§	11/27/2037	4,032,565

	Velocity Commercial Capital Loan Trust,
332,536	Series 2015-1-AFL (1 Month LIBOR USD + 2.43%, 2.43% Floor)	4.65%	^	06/25/2045	334,767
2,155,163	Series 2016-1-AFX	3.53%	#^	04/25/2046	2,140,749

	Verus Securitization Trust,
8,456,587	Series 2018-1-A1	2.93%	#^	02/25/2048	8,367,650
2,392,623	Series 2018-2-A2	3.78%	#^	06/01/2058	2,396,373
2,777,444	Series 2018-2-A3	3.83%	#^	06/01/2058	2,781,786

	VOLT LLC,
6,091,723	Series 2017-NP10-A1	3.00%	^§	10/25/2047	6,039,759
8,309,040	Series 2017-NPL3-A1	3.50%	^§	03/25/2047	8,290,740
6,901,459	Series 2017-NPL6-A1	3.25%	^§	05/25/2047	6,880,232
8,941,623	Series 2017-NPL7-A1	3.25%	^§	06/25/2047	8,904,566
9,928,910	Series 2017-NPL8-A1	3.13%	^§	06/25/2047	9,871,091
16,206,659	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	16,057,555
25,000,000	Series 2018-NPL6-A1A	4.11%	^§	09/25/2048	25,053,487

	Washington Mutual Mortgage Pass-Through Certificates,
159,475	Series 2006-5-1A5	6.00%		07/25/2036	146,370
6,920,922	Series 2006-AR10-2A1	3.99%	#	09/25/2036	6,919,174

	Wells Fargo Alternative Loan Trust,
1,567,723	Series 2007-PA5-1A1	6.25%		11/25/2037	1,550,812

	Wells Fargo Mortgage Backed Securities Trust,
4,365,676	Series 2007-11-A85	6.00%		08/25/2037	4,191,292
5,917,775	Series 2007-13-A7	6.00%		09/25/2037	5,940,899

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $677,267,914)				676,665,403

US CORPORATE BONDS 4.7%
4,190,000	AbbVie, Inc.	3.38%		11/14/2021	4,187,878
6,945,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.96%		02/27/2023	6,945,593
8,195,000	Amgen, Inc.	2.20%		05/11/2020	8,080,937
4,270,000	Analog Devices, Inc.	2.95%		01/12/2021	4,234,695
8,615,000	Anthem, Inc.	2.50%		11/21/2020	8,482,672
8,595,000	AT&T, Inc.	2.80%		02/17/2021	8,472,967
4,240,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.11%		03/05/2024	4,240,378
5,385,000	BAT Capital Corporation	2.30%	^	08/14/2020	5,279,348
4,078,000	Boston Properties LP	5.88%		10/15/2019	4,174,537
8,395,000	Capital One Financial Corporation	2.40%		10/30/2020	8,223,048
7,390,000	Cardinal Health, Inc.	1.95%		06/14/2019	7,349,878
1,585,000	Cardinal Health, Inc.	2.62%		06/15/2022	1,516,726
8,515,000	Celgene Corporation	2.88%		08/15/2020	8,462,588
8,240,000	Cintas Corporation	2.90%		04/01/2022	8,043,628
4,220,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.34%		06/01/2024	4,243,484
7,575,000	Consolidated Edison, Inc.	2.00%		03/15/2020	7,450,617
1,245,000	Consolidated Edison, Inc.	2.00%		05/15/2021	1,203,391
8,940,000	CVS Health Corporation	2.80%		07/20/2020	8,856,581

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,295,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	3,250,754
5,225,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	5,090,200
4,270,000	Delta Air Lines, Inc.	3.40%		04/19/2021	4,245,825
2,130,000	eBay, Inc.	2.75%		01/30/2023	2,052,254
7,445,000	EQT Corporation	2.50%		10/01/2020	7,270,421
6,500,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	3.55%		02/15/2023	6,467,841
4,150,000	General Dynamics Corporation	3.00%		05/11/2021	4,128,592
5,835,000	General Mills, Inc.	2.20%		10/21/2019	5,793,888
2,305,000	General Mills, Inc.	3.20%		04/16/2021	2,291,367
5,715,000	General Motors Financial Company	2.65%		04/13/2020	5,657,468
2,610,000	General Motors Financial Company	3.20%		07/06/2021	2,580,242
7,150,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	7,089,161
3,325,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	3,334,611
4,245,000	Halfmoon Parent, Inc.	3.40%	^	09/17/2021	4,231,947
7,265,000	Kinder Morgan, Inc.	3.05%		12/01/2019	7,255,636
7,085,000	Kroger Company	6.15%		01/15/2020	7,350,314
4,410,000	Microchip Technology, Inc.	3.92%	^	06/01/2021	4,386,603
3,354,000	Molson Coors Brewing Company	1.45%		07/15/2019	3,315,344
4,165,000	Mondelez International, Inc.	3.00%		05/07/2020	4,155,246
8,383,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.28%		07/22/2022	8,458,447
4,035,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	4,045,041
8,249,000	Northrop Grumman Corporation	2.08%		10/15/2020	8,067,103
3,495,000	PNC Bank NA	2.45%		11/05/2020	3,437,940
1,450,000	PNC Financial Services Group, Inc.	5.13%		02/08/2020	1,487,475
3,605,000	PNC Funding Corporation	4.38%		08/11/2020	3,680,728
6,085,000	Prudential Financial, Inc.	7.38%		06/15/2019	6,277,836
2,220,000	Prudential Financial, Inc.	4.50%		11/15/2020	2,276,365
4,040,000	PSEG Power LLC	3.85%		06/01/2023	4,028,659
3,235,000	Reynolds American, Inc.	3.25%		06/12/2020	3,229,603
8,195,000	Sherwin-Williams Company	2.25%		05/15/2020	8,077,808
6,661,000	Southern Company	1.85%		07/01/2019	6,612,081
2,080,000	Synchrony Financial	3.75%		08/15/2021	2,067,152
8,525,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	8,560,904
3,784,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	3,779,722
4,205,000	Union Pacific Corporation	3.20%		06/08/2021	4,204,838
4,200,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.41%		05/15/2025	4,240,092
2,275,000	Wells Fargo & Company	2.15%		01/30/2020	2,248,446
5,485,000	Wells Fargo & Company	2.60%		01/15/2021	5,393,893

	Total US Corporate Bonds (Cost $292,297,579)				289,570,793

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	79

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 6.2%

	Federal Home Loan Mortgage Corporation,
1,910,691	Pool G0-8626	3.00%		02/01/2045	1,839,043
2,031,028	Pool G0-8631	3.00%		03/01/2045	1,953,661
17,179,286	Pool G1-8660	3.50%		09/01/2032	17,296,513
955,759	Pool U7-9016	2.50%		05/01/2028	923,187
639,122	Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	4.12%	I/F I/O	02/15/2038	88,219
12,023,895	Series 4060-QA	1.50%		09/15/2026	11,544,218
9,553,567	Series 4125-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.51%		11/15/2042	9,583,378
1,867,318	Series 4471-GA	3.00%		02/15/2044	1,801,728
18,653,040	Series 4734-A	3.00%		07/15/2042	18,293,809
21,554,653	Series 4738-LA	3.00%		11/15/2043	20,976,236

	Federal Home Loan Mortgage Corporation Pass-Thru,
33,098,191	Series K722-X1	1.44%	# I/O	03/25/2023	1,543,084

	Federal National Mortgage Association,
11,114,608	Series 2011-63-FX (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.57%		07/25/2041	11,088,758
1,097,171	Series 2012-134-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.57%		12/25/2042	1,100,268
3,844,980	Series 2012-32-DA	2.00%		11/25/2026	3,712,586
24,674,146	Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.67%		06/25/2042	24,768,606
12,128,228	Series 2013-20-FE (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.57%		03/25/2043	12,163,290
4,234,482	Series 2014-66-QE	2.00%		01/25/2040	4,148,224
5,416,024	Series 2015-59-A	3.00%		06/25/2041	5,298,378
3,165,765	Series 2015-9-HA	3.00%		01/25/2045	3,110,805
8,490,812	Series 2016-72-PA	3.00%		07/25/2046	8,180,081
4,538,812	Series 2017-116-FB (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	2.42%		05/20/2044	4,541,351
8,780,888	Series 2017-13-ML	3.00%		08/25/2041	8,573,321
8,153,834	Series 2017-2-HA	3.00%		09/25/2041	7,976,880
7,738,191	Series 2017-4-CH	3.00%		06/25/2042	7,619,952
21,732,136	Series 2017-96-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.62%		12/25/2057	21,788,346
14,514,809	Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%		03/25/2048	14,486,152
10,476,651	Series 2018-16-FN (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	2.47%		03/25/2048	10,388,558

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
11,602,825	Series 2018-31-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%	05/25/2048	11,576,244
13,749,570	Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%	07/25/2048	13,747,670
20,812,806	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%	08/25/2048	20,798,566
19,833,515	Series 2018-57-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%	08/25/2048	19,802,650
9,235,553	Series 2018-63-FC (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%	09/25/2048	9,221,710
14,930,079	Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.57%	09/25/2048	14,960,473
23,000,000	Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.41%	10/25/2058	23,025,156

	Federal National Mortgage Association Pass-Thru,
9,939,120	Pool AL2987 (12 Month LIBOR USD + 1.63%, 7.34% Cap)	2.34%	11/01/2042	10,061,543
965,552	Pool AL3797	2.50%	06/01/2028	932,549
13,733,842	Pool AP7870 (12 Month LIBOR USD + 1.70%, 7.50% Cap)	2.50%	07/01/2042	13,970,166
2,792,218	Pool AS4645	3.00%	03/01/2045	2,685,892
550,619	Pool MA1200	3.00%	10/01/2032	541,437
4,983,858	Pool MA2270	3.00%	05/01/2045	4,752,436

	Total US Government and Agency Mortgage Backed Obligations (Cost $384,214,956)			380,865,124

US GOVERNMENT AND AGENCY OBLIGATIONS 11.7%
78,524,544	United States Treasury Inflation Indexed Bonds	2.13%	01/15/2019	78,740,794
79,477,972	United States Treasury Inflation Indexed Bonds	0.13%	04/15/2019	78,996,240
47,300,000	United States Treasury Notes	2.25%	03/31/2020	46,951,717
97,000,000	United States Treasury Notes	1.50%	08/15/2020	94,711,406
60,000,000	United States Treasury Notes	1.63%	10/15/2020	58,579,687
60,000,000	United States Treasury Notes	2.75%	08/15/2021	59,785,545
113,400,000	United States Treasury Notes	2.00%	08/31/2021	110,646,950

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
112,000,000	United States Treasury Notes	2.13%		09/30/2021	109,578,438
32,600,000	United States Treasury Notes	1.88%		01/31/2022	31,542,410
60,000,000	United States Treasury Notes	1.25%		07/31/2023	55,450,781

	Total US Government and Agency Obligations (Cost $732,444,605)				724,983,968

AFFILIATED MUTUAL FUNDS 4.0%
24,930,209	DoubleLine Ultra Short Bond Fund (Class I)				250,299,302

	Total Affiliated Mutual Funds (Cost $250,000,000)				250,299,302

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
9,490	Frontera Energy Corporation*				132,860

	Total Exchange Traded Funds and Common Stocks (Cost $852,503)				132,860

SHORT TERM INVESTMENTS 10.2%
133,149,253	First American Government Obligations Fund—Class X	1.91%	♦		133,149,253
133,149,253	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	1.90%	♦		133,149,253
133,149,250	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	1.90%	♦		133,149,250
79,800,000	United States Treasury Bills	0.00%		02/21/2019	79,080,845
64,100,000	United States Treasury Bills	0.00%		04/25/2019	63,242,159
88,900,000	United States Treasury Bills	0.00%		08/15/2019	86,956,424

	Total Short Term Investments (Cost $628,851,680)				628,727,184

	Total Investments 93.2% (Cost $5,805,478,537)				5,765,577,048
	Other Assets in Excess of Liabilities 6.8%				418,515,366

	NET ASSETS 100.0%				$6,184,092,414

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	12.3%
US Government and Agency Obligations	11.7%
Non-Agency Commercial Mortgage Backed Obligations	11.4%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Short Term Investments	10.2%
Foreign Corporate Bonds	7.9%
Bank Loans	7.2%
US Government and Agency Mortgage Backed Obligations	6.2%
Asset Backed Obligations	5.8%
US Corporate Bonds	4.7%
Affiliated Mutual Funds	4.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Exchange Traded Funds and Common Stocks	0.0%~
Other Assets and Liabilities	6.8%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	12.3%
US Government and Agency Obligations	11.7%
Non-Agency Commercial Mortgage Backed Obligations	11.4%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Short Term Investments	10.2%
US Government and Agency Mortgage Backed Obligations	6.2%
Asset Backed Obligations	5.8%
Banking	4.9%
Affiliated Mutual Funds	4.0%
Energy	2.0%
Healthcare	1.7%
Telecommunications	1.3%
Business Equipment and Services	1.1%
Electronics/Electric	1.0%
Utilities	0.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Pharmaceuticals	0.7%
Transportation	0.6%
Automotive	0.5%
Insurance	0.5%
Aerospace & Defense	0.4%
Industrial Equipment	0.3%
Leisure	0.3%
Food Products	0.3%
Media	0.3%
Finance	0.3%
Retailers (other than Food/Drug)	0.3%
Chemicals/Plastics	0.3%
Building and Development (including Steel/Metals)	0.3%
Consumer Products	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Pulp & Paper	0.2%
Technology	0.1%
Beverage and Tobacco	0.1%
Conglomerates	0.1%
Food/Drug Retailers	0.1%
Food Service	0.1%
Mining	0.1%
Chemical Products	0.1%
Real Estate	0.1%
Containers and Glass Products	0.1%
Cosmetics/Toiletries	0.1%
Financial Intermediaries	0.1%
Commercial Services	0.0%~
Construction	0.0%~
Other Assets and Liabilities	6.8%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	81

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2018

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At September 30, 2018, the value of these securities amounted to $2,210,297,477 or 35.7% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of September 30, 2018.

Þ	Value determined using significant unobservable inputs.

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2018.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

¥	Illiquid security

&	Unfunded or partially unfunded loan commitment. At September 30, 2018, the value of these securities amounted to $1,945,376 or 0.0% of net assets.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2018

~	Represents less than 0.05% of net assets

Excess Return Swaps

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER USD Index «	Barclays Capital, Inc.	Long	0.47%	Termination	10/16/2018	94,400,000	338,505
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/30/2018	100,000,000	18,609,740
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	10/31/2018	60,000,000	11,193,928
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/13/2018	100,000,000	16,846,050
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/15/2018	70,000,000	11,736,952
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	11/28/2018	100,000,000	16,690,314
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	12/12/2018	100,000,000	13,566,327
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	12/13/2018	40,000,000	5,009,526
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	01/08/2019	50,000,000	5,590,451
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	01/09/2019	100,000,000	11,394,178
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	01/10/2019	100,000,000	11,398,711
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/15/2019	100,000,000	9,437,794
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	01/24/2019	50,000,000	3,834,765
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	01/29/2019	100,000,000	4,994,541
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	01/30/2019	100,000,000	5,046,747
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	02/12/2019	100,000,000	4,938,659
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/14/2019	100,000,000	4,880,407
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	02/26/2019	100,000,000	8,952,561
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	02/27/2019	100,000,000	9,298,358
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/28/2019	100,000,000	9,133,500
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/12/2019	100,000,000	7,660,780
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	03/26/2019	50,000,000	3,562,308
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	03/27/2019	100,000,000	7,642,886
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	03/28/2019	50,000,000	3,570,567
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/09/2019	100,000,000	7,400,796
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/11/2019	100,000,000	7,879,620
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	04/24/2019	100,000,000	13,787,149
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/25/2019	100,000,000	12,490,744
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	04/30/2019	100,000,000	13,753,624
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	05/01/2019	100,000,000	12,788,782
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/14/2019	100,000,000	13,430,173
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	05/15/2019	100,000,000	12,898,515
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/16/2019	100,000,000	11,856,286
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	05/21/2019	100,000,000	12,183,253
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/23/2019	100,000,000	11,614,242
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/13/2019	100,000,000	9,536,420
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	06/25/2019	100,000,000	13,079,316
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	06/26/2019	100,000,000	9,412,859
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/27/2019	100,000,000	9,601,216
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	07/09/2019	100,000,000	5,881,872

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	07/10/2019	100,000,000	8,763,695
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/11/2019	100,000,000	5,750,265
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/23/2019	100,000,000	6,876,410
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	07/24/2019	100,000,000	6,209,164
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/25/2019	100,000,000	5,693,179
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	07/30/2019	100,000,000	10,009,222
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/13/2019	100,000,000	5,177,147
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	08/13/2019	50,000,000	2,585,779
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	08/14/2019	100,000,000	10,118,667
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/15/2019	100,000,000	4,408,178
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/20/2019	100,000,000	3,930,417
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	08/27/2019	100,000,000	3,967,322
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	08/28/2019	100,000,000	4,036,412
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/03/2019	100,000,000	1,521,834
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/10/2019	100,000,000	1,288,170
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	09/11/2019	100,000,000	826,727
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	09/12/2019	100,000,000	1,274,168
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/17/2019	100,000,000	1,147,551
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/25/2019	100,000,000	619,344
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/08/2019	100,000,000	151,843
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	10/09/2019	100,000,000	523,445

							$467,802,361

«

Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICSEU.

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®'s investments in affiliated mutual funds for the period ended September 30, 2018 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at September 30, 2018	Value at September 30, 2018	Change in Unrealized for the Period Ended September 30, 2018	Dividend Income Earned in the Period Ended September 30, 2018	Net Realized Gain (Loss) in the Period Ended September 30, 2018
DoubleLine Ultra Short Bond Fund (Class I)	$150,050,000	$100,000,000	$—	24,930,209	$250,299,302	$249,302	$2,504,205	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	83

Schedule of Investments DoubleLine Flexible Income Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.5%

	Arcadia Receivables Credit Trust,
104,891	Series 2017-1-A	3.25%	^	06/15/2023	105,076

	Castlelake Aircraft Securitization Trust,
3,437,350	Series 2018-1-B	5.30%	^	06/15/2043	3,463,034

	Citi Held For Asset Issuance,
299,111	Series 2015-PM1-C	5.01%	^	12/15/2021	299,581

	Colony Starwood Homes Trust,
1,000,000	Series 2016-2A-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.51%	^	12/17/2033	1,006,639

	Consumer Installment Loan Trust,
19,968	Series 2016-LD1-A	3.96%	^	07/15/2022	19,968

	Consumer Loan Underlying Bond Credit Trust,
184,256	Series 2017-NP2-A	2.55%	^	01/16/2024	184,158

	ECAF Ltd.,
1,275,867	Series 2015-1A-A2	4.95%	^	06/15/2040	1,285,275

	Harley Marine Financing LLC,
4,950,000	Series 2018-1A-A2	5.68%	^	05/15/2043	4,894,263

	Helios Issuer LLC,
5,193,702	Series 2017-1A-A	4.94%	^	09/20/2049	5,303,947

	Jimmy Johns Funding LLC,
1,980,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	1,978,166

	Kabbage Asset Securitization LLC,
10,000,000	Series 2017-1-A	4.57%	^	03/15/2022	10,074,894

	LendingClub Issuance Trust,
43,235	Series 2016-NP2-A	3.00%	^	01/17/2023	43,225

	MarketPlace Loan Trust,
90,885	Series 2015-CB1-A	4.00%	^	07/15/2021	90,851

	Marlette Funding Trust,
1,847,066	Series 2018-1A-A	2.61%	^	03/15/2028	1,841,771

	SoFi Consumer Loan Program Trust,
152,148	Series 2016-2-A	3.09%	^	10/27/2025	151,881
855,836	Series 2017-1-A	3.28%	^	01/26/2026	854,967
500,000	Series 2017-1-B	4.73%	# ^	01/26/2026	508,981
902,654	Series 2017-2-A	3.28%	^	02/25/2026	901,316
1,147,102	Series 2017-5-A1	2.14%	^	09/25/2026	1,141,662
1,000,000	Series 2017-5-A2	2.78%	^	09/25/2026	982,842
874,954	Series 2018-1-A1	2.55%	^	02/25/2027	871,081
705,922	Series 2018-2-A1	2.93%	^	04/26/2027	704,568

	Springleaf Funding Trust,
1,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	997,505
2,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	1,961,000

	Taco Bell Funding LLC,
2,955,000	Series 2016-1A-A2II	4.38%	^	05/25/2046	2,988,006

	TAL Advantage LLC,
6,196,381	Series 2017-1A-A	4.50%		04/20/2042	6,253,504

	Vivint Colar Financing LLC,
5,000,000	Series 2018-1A-A	4.73%	^	04/30/2048	4,989,467

	Willis Engine Structured Trust,
1,500,000	Series 2018-A-A	4.75%	^ §	09/15/2043	1,508,247

	Zephyrus Capital Aviation Partners Ltd.,
5,500,000	Series 2018-1-A	4.61%	^	10/15/2038	5,418,517

	Total Asset Backed Obligations (Cost $60,672,314)				60,824,392

BANK LOANS 9.7%

	8th Avenue Food & Provisions, Inc.,
60,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.08%		09/19/2025	60,619

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Acadia Healthcare Company, Inc.,
495,494	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		02/16/2023	499,560

	Access CIG LLC,
148,652	Senior Secured First Lien Delayed-Draw Term Loan	3.75%	± &	02/27/2025	149,674
1,187,110	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%		02/27/2025	1,195,271

	Acrisure, LLC,
219,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		11/22/2023	220,365
1,042,569	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%		11/22/2023	1,048,220

	Air Medical Group Holdings, Inc.,
683,261	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.38%		04/28/2022	673,624

	Air Methods Corporation,
567,414	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		04/22/2024	518,741

	Alera Group Intermediate Holdings, Inc.,
144,638	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%		08/01/2025	146,807

	Aleris International, Inc.,
483,788	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.99%		02/27/2023	493,313

	AlixPartners, LLP,
232,257	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		04/04/2024	233,612

	Almonde, Inc.,
564,060	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		06/13/2024	565,118
275,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.64%		06/16/2025	273,196

	Altra Industrial Motion Corporation,
300,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.37%		09/26/2025	301,172

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	American Renal Holdings, Inc.,
718,949	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	06/21/2024	714,995

	American Tire Distributors Inc,
430,983	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%	09/01/2021	375,134

	Amneal Pharmaceuticals LLC,
887,569	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.75%	05/05/2025	897,000

	Applied Systems, Inc.,
950,400	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.33%	09/19/2024	957,067

	Arctic Glacier U.S.A., Inc.,
310,404	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	03/20/2024	311,956

	Ascend Learning, LLC,
208,421	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	07/12/2024	208,876

	AssuredPartners, Inc.,
1,059,899	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.50%	10/22/2024	1,063,873

	Asurion, LLC,
720,879	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	11/03/2023	727,075
304,238	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	11/04/2024	306,734
280,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.74%	08/04/2025	288,313

	Auris Luxembourg III Sarl,
495,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%	07/25/2025	501,809

	Avantor, Inc.,
967,821	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%	11/21/2024	980,751

	Avaya, Inc.,
823,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%	12/16/2024	832,079

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	BCP Renaissance Parent L.L.C.,
470,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.84%	10/31/2024	473,558

	BJ's Wholesale Club, Inc.,
824,736	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.15%	02/02/2024	830,864

	Blackhawk Network Holdings Inc.,
1,022,438	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.39%	06/16/2025	1,030,019

	BMC Software Finance, Inc.,
940,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.55%	09/01/2025	950,251

	Brand Energy & Infrastructure Services Inc,
	Senior Secured First Lien Term Loan
58,069	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	06/21/2024	58,517
99,060	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.60%	06/21/2024	99,821
184,456	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.60%	06/21/2024	185,874

	Brazos Delaware II, LLC,
677,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.17%	05/21/2025	675,532

	Bright Bidco B.V.,
	Senior Secured First Lien Term Loan
486,754	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	06/28/2024	481,938
100,214	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	06/28/2024	99,222
128,847	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	06/28/2024	127,572

	Brookfield WEC Holdings Inc.,
615,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.99%	08/01/2025	623,342

	BWAY Holding Company,
660,378	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.58%	04/03/2024	660,636

	Canyon Valor Companies, Inc.,
735,593	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.64%	06/16/2023	740,451

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	85

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Capital Automotive L.P.,
71,170	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.25%	03/24/2025	72,950

	Capri Acquisitions BidCo Limited,
1,085,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%	11/01/2024	1,083,866

	CBS Radio Inc.,
451,588	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.96%	11/18/2024	448,643

	Cengage Learning, Inc.,
820,555	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.42%	06/07/2023	768,930

	CenturyLink, Inc.,
615,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	01/31/2025	611,812

	CH Hold Corporation,
507,054	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	02/01/2024	510,857

	Change Healthcare Holdings, Inc.,
1,351,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	03/01/2024	1,357,270

	CHG Healthcare Services, Inc,
743,302	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%	06/07/2023	748,762
418,108	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%	06/07/2023	421,178

	CHG PPC Parent LLC,
669,738	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	03/31/2025	671,412

	Ciena Corporation,
80,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.32%	09/20/2025	80,450

	Cincinnati Bell Inc.,
645,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	10/02/2024	647,216

	ClubCorp Holdings, Inc.,
528,805	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.14%	09/18/2024	527,200

	Compass Power Generation, L.L.C.,
1,344,083	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	12/20/2024	1,352,819

	Concentra Inc.,
125,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.86%	06/01/2022	126,016

	Constellis Holdings, LLC,
679,938	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.39%	04/19/2024	674,838

	Coronado Curragh LLC,
252,246	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	255,399

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Coronado Curragh LLC, (Cont.)
68,967	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	69,829

	Covia Holdings Corporation,
453,863	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	06/02/2025	430,411

	CP VI Bella Topco, LLC,
124,063	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	12/27/2024	123,791

	CPI Holdco, LLC,
512,265	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	03/21/2024	514,027

	CSM Bakery Solutions LLC,
1,002,859	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	07/03/2020	973,024

	Cvent, Inc.,
1,064,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	11/29/2024	1,066,646

	CVS Holdings I, LP,
408,945	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%	02/06/2025	409,798

	Cyxtera DC Holdings, Inc.,
920,340	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.11%	05/01/2024	922,931
125,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.36%	05/01/2025	125,365

	Deerfield Holdings Corporation,
1,333,923	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	02/13/2025	1,336,545

	Delta 2 (Lux) SARL,
293,428	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.74%	02/01/2024	291,503

	Dentalcorp Perfect Smile ULC,
126,921	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%&	06/06/2025	128,269
506,730	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%	06/06/2025	512,114

	DexKo Global Inc.,
69,252	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.58%	07/24/2024	69,814

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Digicel International Finance Ltd,
445,589	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%	05/27/2024	424,007

	Dynatrace LLC,
100,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.47%	08/22/2025	100,771

	EAB Global, Inc.,
835,800	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	11/15/2024	825,352

	EagleView Technology Corporation,
160,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.63%	08/14/2025	160,366

	EG America LLC,
611,925	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%	02/06/2025	613,935

	EG Group Limited,
189,050	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%	02/07/2025	189,671

	Envision Healthcare Corporation,
321,105	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.25%	12/01/2023	321,593
1,075,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.95%	10/31/2025	1,072,313

	Equian, LLC,
1,034,920	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%	05/20/2024	1,041,228

	Equinox Holdings, Inc.,
1,157,434	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	03/08/2024	1,164,234

	Excelitas Technologies Corporation,
726,079	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%	12/02/2024	732,207

	Exgen Renewables IV, LLC,
284,403	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.32%	11/29/2024	287,247

	Explorer Holdings Inc,
1,330,017	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	05/02/2023	1,340,823

	Federal-Mogul Holdings Corporation,
	Senior Secured First Lien Term Loan
447,616	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.91%	04/15/2021	448,735
149,205	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.83%	04/15/2021	149,578

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Filtration Group Corporation,
228,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	03/31/2025	230,730

	Financial & Risk US Holdings, Inc.,
840,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%	09/18/2025	839,126

	Flexential Intermediate Corporation,
970,548	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.89%	08/01/2024	963,065

	Flexera Software LLC,
1,107,243	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%	02/26/2025	1,112,087

	Foresight Energy LLC,
814,261	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.99%	03/28/2022	815,153

	Forterra Finance, LLC,
658,053	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%	10/25/2023	631,935

	Frontdoor, Inc.,
335,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.75%	08/18/2025	337,724

	Frontera Generation Holdings LLC,
822,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%	05/02/2025	829,233

	FTS International, Inc.,
383,806	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.17%	04/16/2021	386,445

	Garda World Security Corporation,
1,026,541	Senior Secured First Lien Term Loan (Prime Rate + 2.50%, 1.00% Floor)	7.75%	05/24/2024	1,032,100

	Gates Global LLC,
852,353	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	04/01/2024	858,614

	Gavilan Resources, LLC,
175,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.17%	03/01/2024	165,667

	Genesys Telecommunications Laboratories, Inc.,
921,742	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%	12/01/2023	927,733

	Gentiva Health Services, Inc.,
1,040,905	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.00%	07/02/2025	1,054,567
255,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%)	9.34%	07/02/2026	262,650

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	87

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GrafTech Finance Inc.,
1,041,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%		02/12/2025	1,050,277

	GTT Communications Inc,
1,097,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		06/02/2025	1,089,810

	Gulf Finance, LLC,
438,229	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.64%		08/25/2023	369,834

	Harbor Freight Tools USA, Inc.,
415,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.74%		08/18/2023	416,049

	Harsco Corporation,
419,706	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.50%		12/06/2024	422,459

	Hayward Industries, Inc.,
1,136,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%		08/05/2024	1,144,520

	Hyland Software, Inc.,
669,769	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	5.49%		07/01/2022	675,117

	Informatica LLC,
605,124	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		08/05/2022	610,607

	Intelsat Jackson Holdings S.A.,
930,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.98%		11/30/2023	934,776

	Intralinks, Inc.,
1,045,312	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%	¥	11/14/2024	1,049,399

	Intrawest Resorts Holdings, Inc.,
923,774	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		07/31/2024	926,545

	ION Trading Technologies S.a.R.L,
977,538	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.39%		11/21/2024	974,942

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	IRB Holding Corporation,
751,941	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%		02/05/2025	753,824

	Jaguar Holding Company II,
1,275,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.74%		08/18/2022	1,277,767

	Jo-Ann Stores, LLC,
449,210	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.51%		10/20/2023	452,018

	KBR, Inc.,
653,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%		04/25/2025	661,121

	Kenan Advantage Group, Inc.,
535,592	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		08/01/2022	536,730

	Kindred Healthcare, Inc.,
425,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.25%		06/23/2025	427,656

	Klockner-Pentaplast of America, Inc.,
806,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		06/30/2022	786,780

	Kronos Acquisition Holdings Inc.,
789,419	Senior Secured First Lien Term Loan	6.24%	±	05/15/2023	786,952

	Kronos Incorporated,
931,978	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%		11/01/2023	937,746

	Learfield Communications LLC,
6,595	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		12/01/2023	6,677

	Learfield Communications,
423,355	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.73%		12/01/2023	426,530

	Life Time Fitness, Inc.,
1,103,192	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.83%		06/10/2022	1,109,464

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lions Gate Capital Holdings LLC,
278,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.49%		03/24/2025	279,412

	LTI Holdings, Inc.,
675,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%		09/06/2025	678,517

	Lucid Energy Group II Borrower, LLC,
407,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%		02/18/2025	403,106

	Marriott Ownership Resorts Inc.,
250,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.49%		08/29/2025	252,500

	Mavis Tire Express Services Corporation,
129,682	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.42%	&	03/20/2025	129,439
806,231	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.42%		03/20/2025	804,719

	McDermott International, Inc.,
331,866	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.08%		05/12/2025	336,774

	Meredith Corporation,
354,556	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		01/31/2025	357,117

	Milacron LLC,
724,339	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		09/28/2023	725,925

	Mitchell International, Inc.,
860,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		11/29/2024	860,598
180,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.49%		12/01/2025	180,360

	MLN US Holdco LLC,
810,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.84%		07/11/2025	819,368
190,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.75%)	11.09%		07/13/2026	188,733

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	MPH Acquisition Holdings LLC,
842,990	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.14%	06/07/2023	845,722

	National Vision, Inc.,
850,580	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	11/20/2024	858,290

	Optiv Security Inc.,
281,383	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%	02/01/2024	274,435

	Oryx Southern Delaware Holdings LLC,
1,024,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	02/28/2025	1,011,399

	Parexel International Corporation,
571,665	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%	09/27/2024	568,806

	Parker Private Merger Sub, Inc.,
215,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%)	10.08%	09/17/2026	216,881

	Penn National Gaming, Inc.,
250,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	4.59%	08/14/2025	251,656

	Phoenix Services International LLC,
159,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.87%	03/03/2025	160,991

	Pike Corporation,
326,144	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%	03/21/2025	329,243

	Pisces Midco Inc,
638,400	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%	04/12/2025	644,784

	Plantronics, Inc.,
955,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	07/02/2025	959,479

	Playa Resorts Holding BV,
881,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	04/29/2024	875,691

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	89

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PODS, LLC,
1,268,272	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.88%		12/06/2024	1,272,831

	Polar US Borrower LLC,
160,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.09%		08/17/2025	161,000

	PowerTeam Services, LLC,
1,030,627	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%		03/06/2025	1,031,271

	PQ Corporation,
752,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		02/08/2025	754,715

	Prime Security Services Borrower, LLC,
948,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		05/02/2022	953,479

	Pro Mach Group, Inc.,
447,401	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.13%		03/07/2025	446,772

	Project Alpha Intermediate Holding, Inc.,
745,563	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.99%		04/26/2024	746,651

	Radiate Holdco, LLC,
605,168	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%		02/01/2024	605,010

	Radiology Partners, Inc.,
1,055,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.59%		07/09/2025	1,062,913

	Renaissance Holding Corp,
1,351,613	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		06/02/2025	1,351,822

	RentPath, Inc.,
560,338	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00%	¥	12/17/2021	493,238

	Reynolds Group Holdings Inc.,
478,166	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		02/06/2023	480,856

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Robertshaw US Holding Corporation,
553,790	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%		02/28/2025	550,675

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan
763,819	(2 Month LIBOR USD + 2.75%)	5.04%		08/14/2024	763,521
179,167	(1 Month LIBOR USD + 2.75%)	4.99%		08/14/2024	179,098

	SCS Holdings I Inc.,
924,871	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		10/31/2022	931,808

	Securus Technologies Holdings LLC,
148,000	Senior Secured First Lien Delayed-Draw Term Loan	0.00%	± &	11/01/2024	148,247
1,019,053	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.74%		11/01/2024	1,023,129

	Select Medical Corporation,
788,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.90%		03/01/2021	794,402

	Severin Acquisition, LLC,
1,075,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.35%		08/01/2025	1,077,016

	SIWF Holdings, Inc.,
738,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%		06/13/2025	745,532

	SK Invictus Intermediate II S.a.r.l.,
129,350	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.00%)	5.20%		03/28/2025	130,321

	SMG US Midco 2, Inc.,
567,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		01/23/2025	570,873

	SolarWinds Holdings, Inc.,
485,403	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		02/05/2024	488,808

	Solenis International, L.P.,
653,363	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.31%		12/26/2023	659,569
135,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.81%		06/18/2024	133,481

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Solera LLC,
731,864	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		03/03/2023	734,268

	Sophia, L.P.,
1,067,962	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%		09/30/2022	1,073,863

	Sound Inpatient Physicians, Inc.,
224,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		06/27/2025	226,542

	Southern Graphics Inc.,
963,136	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		12/30/2022	965,062

	Speedcast International Limited,
330,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.89%		05/15/2025	327,938

	SRS Distribution Inc.,
135,000	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%)	5.44%		05/23/2025	134,255

	SS&C Technologies, Inc.,
165,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.84%		04/16/2025	165,322

	StandardAero Aviation Holdings, Inc.,
347,315	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		07/07/2022	349,621

	Staples, Inc.,
322,563	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%		09/12/2024	323,101

	Starfruit US Holdco LLC,
535,000	Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%		09/19/2025	537,897

	Stars Group Holdings B.V.,
234,413	Senior Secured First Lien Term Loan	5.89%	±	07/10/2025	236,889

	Syncreon Global Finance Inc.,
440,699	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		10/28/2020	415,359

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Team Health Holdings, Inc.,
99,749	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%	02/06/2024	97,193

	Telesat Canada,
335,371	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.89%	11/17/2023	336,659

	Tempo Acquisition, LLC,
977,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	05/01/2024	982,551

	Tenneco, Inc.,
800,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.73%	06/18/2025	802,004

	The Edelman Financial Center, LLC,
670,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%	07/21/2025	676,841
60,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.09%	07/20/2026	61,425

	Titan Acquisition Limited,
964,913	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%	03/28/2025	939,435

	TKC Holdings, Inc.,
1,280,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.00%	02/01/2023	1,283,970

	Transdigm, Inc.,
1,036,934	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	06/09/2023	1,041,906
303,186	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%	05/30/2025	304,396

	Travel Leaders Group, LLC,
345,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.16%	01/25/2024	349,528

	TravelCLICK, Inc.,
443,782	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%	05/06/2021	444,669

	Traverse Midstream Partners LLC,
525,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	09/27/2024	529,649

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	91

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Tribune Media Company,
671,484	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%	01/29/2024	674,421

	U.S. Renal Care, Inc.,
784,043	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%	12/30/2022	765,912

	U.S. Silica Company,
537,663	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%	05/01/2025	527,412

	UFC Holdings, LLC,
1,167,129	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%	08/18/2023	1,175,427

	Ultra Resources, Inc.,
313,023	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%	04/12/2024	282,960

	USAGM Holdco, LLC,
805,919	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	07/28/2022	795,341

	USIC Holdings, Inc.,
99,755	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%	12/08/2023	100,524

	Valeant Pharmaceuticals International, Inc.,
136,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.10%	06/02/2025	137,347

	Vantage Specialty Chemicals, Inc.,
103,462	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%	10/28/2024	104,087
60,763	(3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.31%	10/28/2024	61,131

	VeriFone Systems, Inc.,
720,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.32%	08/20/2025	725,490

	Verscend Holding Corporation,
740,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%	08/27/2025	747,555

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Vertafore, Inc.,
770,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		07/02/2025	774,193

	Web.Com Group, Inc.,
605,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%		09/17/2025	609,538

	West Corporation,
532,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		10/10/2024	531,380

	Wink Holdco, Inc.,
1,054,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		12/02/2024	1,052,722

	WP CPP Holdings, LLC,
	Senior Secured First Lien Term Loan
493,500	(6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.28%		04/30/2025	497,305
211,500	(3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.06%		04/30/2025	213,131

	Yak Access, LLC,
705,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.14%		07/11/2025	682,088

	York Risk Services Holding Corporation,
819,808	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		10/01/2021	796,410

	Total Bank Loans (Cost $131,137,050)				131,228,425

COLLATERALIZED LOAN OBLIGATIONS 16.7%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.84%	^	07/15/2026	250,420

	AIMCO,
2,500,000	Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	4.79%	^	01/15/2028	2,500,409

	ALM LLC,
2,000,000	Series 2013-8A-DR (3 Month LIBOR USD + 7.10%, 7.10% Floor)	9.44%	^	10/15/2028	2,008,613
2,250,000	Series 2015-12A-C1R2 (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.99%	^	04/16/2027	2,234,890
500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	4.54%	^	07/15/2028	501,837

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ALM LLC, (Cont.)
500,000	Series 2016-19A-B (3 Month LIBOR USD + 3.00%)	5.34%	^	07/15/2028	502,846
1,000,000	Series 2016-19A-C (3 Month LIBOR USD + 4.35%)	6.69%	^	07/15/2028	1,007,929

	Apidos Ltd.,
2,000,000	Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	4.94%	^	04/15/2031	1,976,497
1,500,000	Series 2015-21A-CR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	4.78%	^	07/18/2027	1,500,145

	Apidos Ltd., (Cont.)
2,500,000	Series 2016-24A-CR (3 Month LIBOR USD + 3.05%)	5.20%	^	10/20/2030	2,502,963
2,500,000	Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	5.14%	^	07/25/2030	2,480,969

	Atrium Corporation,
2,500,000	Series 13A-D (3 Month LIBOR USD + 2.70%)	5.05%	^	11/21/2030	2,471,987
1,000,000	Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.26%	^	08/23/2030	995,971
3,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.91%	^	05/28/2030	3,020,582

	Babson Ltd.,
1,500,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.30%	^	10/20/2030	1,499,051
1,737,500	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.80%	^	10/20/2030	1,762,931

	Barings Ltd.,
2,000,000	Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.29%	^	01/15/2028	2,011,438
4,000,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	4.97%	^	07/20/2029	3,970,338

	BlueMountain Ltd.,
3,770,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.25%	^	10/22/2030	3,747,819
2,250,000	Series 2013-3A-DR (3 Month LIBOR USD + 2.90%)	5.24%	^	10/29/2025	2,255,463
500,000	Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	4.95%	^	04/20/2031	491,529
750,000	Series 2016-2A-C (3 Month LIBOR USD + 4.10%)	6.42%	^	08/20/2028	752,649
1,000,000	Series 2016-3A-D (3 Month LIBOR USD + 3.85%)	6.16%	^	11/15/2027	1,002,520
1,000,000	Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	5.36%	^	10/20/2030	1,004,210
1,750,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.08%	^	07/18/2027	1,739,623

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	California Street LP,
5,500,000	Series 2012-9A-AR (3 Month LIBOR USD + 1.45%)	3.79%	^	10/16/2028	5,503,966
2,000,000	Series 2012-9A-DR (3 Month LIBOR USD + 3.96%)	6.30%	^	10/16/2028	2,003,102
2,000,000	Series 2012-9A-ER (3 Month LIBOR USD + 7.18%)	9.52%	^	10/16/2028	2,010,108

	Canyon Capital Ltd.,
2,000,000	Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	5.53%	^	07/15/2030	2,000,065
2,000,000	Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.09%	^	01/30/2031	1,979,994
2,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	5.99%	^	04/15/2029	2,015,705
2,500,000	Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.94%	^	07/15/2031	2,481,944

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	4.73%	^	01/18/2029	1,236,489

	Cent Ltd.,
2,000,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	6.09%	^	11/07/2026	2,006,204
1,595,000	Series 2014-22A-D (3 Month LIBOR USD + 5.30%)	7.64%	^	11/07/2026	1,598,054

	Chenango Park Ltd.,
1,500,000	Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.34%	^	04/15/2030	1,501,575

	CVP Ltd.,
3,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.69%	^	07/20/2030	3,021,984

	Dryden Senior Loan Fund,
2,500,000	Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	5.46%	^	08/15/2030	2,511,168
3,900,000	Series 2014-33A-DR (3 Month LIBOR USD + 4.35%)	6.69%	^	10/15/2028	3,936,973
3,000,000	Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.84%	^	01/15/2031	2,988,658
1,000,000	Series 2016-45A-D (3 Month LIBOR USD + 3.85%)	6.19%	^	07/15/2027	1,000,815
1,000,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	5.59%	^	07/15/2030	1,003,616

	GoldenTree Loan Management Ltd.,
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	5.70%	^	04/20/2029	4,013,059
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	5.00%	^	11/28/2030	5,371,901

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	93

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GoldenTree Loan Management Ltd., (Cont.)
2,500,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	2.90%	^	07/21/2030	2,492,235

	Greenwood Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	4.53%	^	04/15/2031	1,462,499

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	5.04%	^	08/01/2025	250,357
250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.84%	^	04/28/2025	250,633
250,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.34%	^	04/28/2025	242,557

	Highbridge Loan Management Ltd.,
2,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.25%	^	10/20/2029	1,993,346

	HPS Loan Management Ltd.,
1,500,000	Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	0.00%	^	10/15/2030	1,500,000

	Jay Park Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	6.20%	^	10/20/2027	2,008,961

	LCM LP,
3,175,000	Series 14A-DR (3 Month LIBOR USD + 2.75%)	5.15%	^	07/20/2031	3,147,719
250,000	Series 16A-DR (3 Month LIBOR USD + 3.00%)	5.34%	^	07/15/2026	250,611
1,250,000	Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	8.04%	^	07/15/2027	1,253,819
2,000,000	Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.14%	^	10/20/2027	2,000,000
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.85%	^	01/20/2031	4,881,483
1,500,000	Series 27A-D (3 Month LIBOR USD + 2.95%)	5.40%	^	07/16/2031	1,498,751

	Madison Park Funding Ltd.,
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.79%	^	01/27/2026	1,001,695
2,500,000	Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.78%	^	01/27/2026	2,514,469
1,000,000	Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	7.85%	^	04/20/2026	1,003,764
500,000	Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	5.30%	^	10/21/2030	501,125
3,000,000	Series 2017-25A-C (3 Month LIBOR USD + 3.60%)	5.94%	^	04/25/2029	3,018,145

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Madison Park Funding Ltd., (Cont.)
1,000,000	Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.84%	^	04/15/2029	992,375

	Magnetite Ltd.,
250,000	Series 2014-9A-BR (3 Month LIBOR USD + 2.00%)	4.34%	^	07/25/2026	250,196
3,500,000	Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	4.86%	^	04/20/2031	3,437,419

	Marathon Ltd.,
1,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.09%	^	04/15/2029	995,826

	Milos Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.40%)	5.75%	^	10/20/2030	1,005,008

	Myers Park Ltd.,
1,000,000	Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	0.00%	^	10/20/2030	999,291

	Neuberger Berman Loan Advisers Ltd.,
1,000,000	Series 2016-21A-DR (3 Month LIBOR USD + 2.40%, 2.40% Floor)	4.75%	^	04/20/2027	994,939
4,000,000	Series 2017-16SA-D (3 Month LIBOR USD + 2.50%)	4.84%	^	01/15/2028	3,961,268
1,500,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	5.58%	^	10/18/2029	1,505,199
1,000,000	Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.98%	^	10/18/2030	985,263
1,500,000	Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	4.90%	^	04/20/2030	1,500,041

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.34%	^	07/15/2029	4,574,603
500,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.97%	^	11/14/2026	501,225
2,000,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	8.92%	^	11/14/2026	2,004,093
2,500,000	Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	5.85%	^	03/17/2030	2,521,247
1,250,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.55%	^	03/17/2030	1,264,268
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.70%)	6.05%	^	07/20/2030	2,019,323
4,000,000	Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.95%	^	01/20/2031	3,931,221
3,000,000	Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.21%	^	07/25/2030	2,999,243

	Octagon Loan Funding Ltd.,
1,000,000	Series 2014-1A-DR (3 Month LIBOR USD + 3.40%)	5.72%	^	11/18/2026	1,003,396

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	OHA Credit Funding Ltd.,
1,000,000	Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	0.00%	^	10/20/2030	1,000,000

	RRAM Ltd.,
3,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.29%	^	04/15/2030	2,997,800

	Stewart Park Ltd.,
3,500,000	Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.94%	^	01/15/2030	3,425,602

	Symphony Ltd.,
500,000	Series 2014-14A-D2 (3 Month LIBOR USD + 3.60%)	5.94%	^	07/14/2026	500,096
1,500,000	Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	0.00%	^	10/15/2031	1,499,052
1,000,000	Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	4.99%	^	04/15/2028	991,442

	TCI-Cent Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	6.34%	^	12/21/2029	2,014,470

	TCI-Symphony Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	6.14%	^	10/13/2029	1,002,689

	Thacher Park Ltd.,
3,000,000	Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	5.75%	^	10/20/2026	3,007,911

	Venture Ltd.,
2,000,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	9.07%	^	10/20/2028	2,006,524
5,000,000	Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	0.00%	^	10/15/2031	5,000,000

	Voya Ltd.,
3,900,000	Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	5.29%	^	10/15/2030	3,900,321
1,500,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.90%	^	07/20/2030	1,508,022

	Westcott Park Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 4.35%)	6.70%	^	07/20/2028	1,015,798

	Wind River Ltd.,
3,750,000	Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	6.44%	^	01/15/2026	3,770,820
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	9.08%	^	10/18/2030	2,019,457
2,000,000	Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.36%	^	07/18/2031	1,999,974

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd., (Cont.)
4,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.24%	^	01/15/2031	3,955,011
2,000,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.09%	^	01/15/2031	1,925,002
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.89%	^	10/15/2027	8,004,990
3,500,000	Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	5.20%		07/15/2028	3,501,601
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	6.08%	^	04/18/2029	2,023,598
1,750,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	8.75%	^	04/18/2029	1,755,790
1,500,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.97%	^	11/20/2030	1,463,042
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.24%	^	07/15/2030	1,482,738
3,500,000	Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	5.11%	^	07/15/2030	3,499,780

	Total Collateralized Loan Obligations (Cost $226,731,913)				226,368,152

FOREIGN CORPORATE BONDS 14.1%
300,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	296,183
1,200,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	1,176,240
500,000	AES Andres B.V.	7.95%	^	05/11/2026	518,750
1,400,000	AES Dominicana	7.95%		05/11/2026	1,452,500
2,000,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	1,977,251
200,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	192,665
415,000	Altice France SA	7.38%	^	05/01/2026	416,992
400,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	409,962
255,000	Ardagh Packaging Finance, Inc.	7.25%	^	05/15/2024	267,750
500,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	492,250
400,000	Avation Capital S.A.	6.50%	^	05/15/2021	403,000
310,000	Avolon Holdings Funding Ltd.	5.13%	^	10/01/2023	313,487
2,700,000	Axiata SPV2 BHD	3.47%		11/19/2020	2,689,536
300,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 6.98%)	8.75%	†	09/18/2019	303,000
700,000	Banco BTG Pactual S.A.	5.50%		01/31/2023	662,252
200,000	Banco de Bogota S.A.	6.25%		05/12/2026	208,700
1,000,000	Banco de Credito del Peru	5.38%		09/16/2020	1,039,500
2,206,000	Banco de Credito e Inversiones	4.00%		02/11/2023	2,219,409
200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	204,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	95

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
650,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	663,000
3,700,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	2,839,750
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	302,625
2,800,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	2,921,800
500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	496,250
1,950,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	1,638,000
1,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	1,005,260
1,200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/06/2028	1,218,000
700,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	660,142
451,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	448,880
300,000	Banco Santander	3.88%		09/20/2022	300,489
1,890,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	1,906,538
1,450,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	1,475,375
500,000	Bancolombia S.A.	6.13%		07/26/2020	521,375
400,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	385,520
200,000	Banistmo S.A.	3.65%	^	09/19/2022	191,500
500,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	517,300
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	192,500
3,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	2,741,250
500,000	BBVA Colombia S.A.	4.88%		04/21/2025	498,750
800,000	BDO Unibank, Inc.	2.63%		10/24/2021	768,238
3,150,000	BDO Unibank, Inc.	2.95%		03/06/2023	2,973,130
500,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	503,335
2,200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	2,176,332
1,500,000	Bharti Airtel Ltd.	4.38%		06/10/2025	1,391,452
2,400,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	2,264,067
400,000	Braskem Finance Ltd.	6.45%		02/03/2024	428,000
3,260,000	C&W Senior Financing DAC	6.88%		09/15/2027	3,260,000
405,000	Camelot Finance S.A.	7.88%	^	10/15/2024	404,708

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
50,000	Camposol S.A.	10.50%	^	07/15/2021	52,250
2,950,000	Canacol Energy Ltd.	7.25%		05/03/2025	2,865,188
300,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	291,375
348,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	360,170
605,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	620,052
500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	513,125
200,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	194,293
400,000	CK Hutchison International Ltd.	2.75%		03/29/2023	381,803
300,000	CK Hutchison International Ltd.	2.75%	^	03/29/2023	286,352
800,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	762,454
400,000	CNOOC Finance Ltd.	4.25%		01/26/2021	405,173
500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	499,812
2,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	1,921,032
600,000	CNPC General Capital Ltd.	3.95%		04/19/2022	602,836
600,000	CNPC General Capital Ltd.	3.40%		04/16/2023	587,534
1,400,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	1,425,942
400,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	412,000
1,000,000	Comcel Trust	6.88%		02/06/2024	1,025,625
2,800,000	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	2,760,800
2,000,000	Corpbanca S.A.	3.88%		09/22/2019	2,006,866
400,000	Cosan Overseas Ltd.	8.25%	†	11/05/2018	398,500
200,000	Cosan Overseas Ltd.	7.00%		01/20/2027	198,200
850,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	846,821
3,300,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	3,196,875
300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	301,968
520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	523,486
200,000	Digicel Ltd.	8.25%		09/30/2020	153,250
2,000,000	Digicel Ltd.	7.13%		04/01/2022	1,319,720
1,100,000	ECL S.A.	5.63%		01/15/2021	1,144,420
1,900,000	Ecopetrol S.A.	7.63%		07/23/2019	1,973,720
300,000	Ecopetrol S.A.	5.88%		09/18/2023	320,400
2,607,000	Embotelladora Andina S.A.	5.00%		10/01/2023	2,726,772
382,600	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	377,702
1,400,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,303,377

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,300,499	ENA Norte Trust	4.95%		04/25/2023	1,309,290
1,000,000	Energuate Trust	5.88%		05/03/2027	949,500
2,200,000	ESAL GMBH	6.25%		02/05/2023	2,191,750
1,800,000	Export-Import Bank of India	4.00%		01/14/2023	1,784,632
500,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	479,146
1,300,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	1,264,250
400,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	389,000
1,500,000	Fresnillo PLC	5.50%		11/13/2023	1,545,000
1,400,000	Geopark Ltd.	6.50%		09/21/2024	1,412,250
1,700,000	Global Bank Corporation	5.13%		10/30/2019	1,716,575
1,700,000	Global Bank Corporation	4.50%		10/20/2021	1,688,950
1,000,000	Global Bank Corporation	4.50%	^	10/20/2021	993,500
2,600,000	Gohl Capital Ltd.	4.25%		01/24/2027	2,482,533
2,400,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,356,320
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	198,250
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	358,000
366,890	Guanay Finance Ltd.	6.00%		12/15/2020	369,642
605,000	GW Honos Security Corporation	8.75%	^	05/15/2025	594,412
800,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	783,341
300,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	311,681
3,300,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,460,362
900,000	Industrial Senior Trust	5.50%		11/01/2022	885,375
1,700,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,621,392
210,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	194,145
235,000	Intelsat Jackson Holdings S.A.	8.50%	^	10/15/2024	237,350
116,000	Inversiones CMPC S.A.	6.13%		11/05/2019	119,582
1,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	1,016,090
400,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	407,000
600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	558,000
1,500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	1,408,950
1,100,000	JBS Investments GmbH	7.25%		04/03/2024	1,123,375
765,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	722,925
1,000,000	Latam Finance Ltd.	6.88%		04/11/2024	975,000
3,500,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	3,455,690
1,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	948,750
300,000	MARB BondCo PLC	7.00%		03/15/2024	284,625
1,600,000	MARB BondCo PLC	6.88%		01/19/2025	1,493,000
400,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	402,900

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
225,000	MEG Energy Corporation	7.00%	^	03/31/2024	205,875
1,055,652	Mexico Generadora de Energia	5.50%		12/06/2032	1,056,972
1,400,000	Millicom International Cellular S.A.	6.00%		03/15/2025	1,413,118
600,000	Millicom International Cellular S.A.	5.13%		01/15/2028	554,250
2,400,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	2,259,000
1,000,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	894,050
770,000	New Red Finance, Inc.	5.00%	^	10/15/2025	739,208
700,000	Nexa Resources S.A.	5.38%		05/04/2027	679,000
200,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†V	10/29/2018	11,500
800,000	ONGC Videsh Ltd.	2.88%		01/27/2022	763,102
3,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	2,773,072
200,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	183,002
3,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	3,009,129
3,350,000	Pampa Energia S.A.	7.50%		01/24/2027	2,980,160
2,105,000	Panama Metro Line SP	0.00%	^	12/05/2022	1,936,389
2,100,000	Panama Metro Line SP	0.00%		12/05/2022	1,931,790
3,300,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	2,954,325
500,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	475,312
2,000,000	Petronas Capital Ltd.	3.50%		03/18/2025	1,959,664
400,000	Raizen Fuels Finance S.A.	5.30%		01/20/2027	377,000
3,300,000	Reliance Holdings, Inc.	5.40%		02/14/2022	3,413,240
900,000	SACI Falabella	3.75%		04/30/2023	895,012
800,000	Singtel Group Treasury	4.50%		09/08/2021	820,610
2,300,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	2,057,145
275,000	Stars Group Holdings B.V.	7.00%	^	07/15/2026	284,402
1,300,000	SUAM Finance B.V.	4.88%		04/17/2024	1,301,625
575,000	Superior Plus LP	7.00%	^	07/15/2026	582,906
1,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	996,092
485,000	Telesat LLC	8.88%	^	11/15/2024	520,162
3,500,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,359,449
800,000	Tencent Holdings Ltd.	3.38%		05/02/2019	801,935
710,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	735,737
400,000	Transelec S.A.	4.63%		07/26/2023	409,228
1,400,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	1,380,750

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	97

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	1,527,000
2,600,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	2,444,000
200,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	190,000
500,000	Union Bank of the Philippines	3.37%		11/29/2022	479,974
2,400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	2,256,420
2,400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	2,365,056
3,000,000	UPL Corporation	3.25%		10/13/2021	2,904,237
700,000	Vedanta Resources PLC	7.13%		05/31/2023	685,125
2,000,000	Vedanta Resources PLC	6.13%		08/09/2024	1,868,138
500,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	497,500
1,810,000	VTR Finance B.V.	6.88%		01/15/2024	1,848,463
500,000	VTR Finance B.V.	6.88%	^	01/15/2024	510,625
2,900,000	YPF S.A.	8.50%		07/28/2025	2,838,404
1,000,000	YPF S.A.	6.95%		07/21/2027	878,450

	Total Foreign Corporate Bonds (Cost $195,670,233)				191,597,022

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 2.3%
2,800,000	Argentine Republic Government International Bond	6.88%		01/26/2027	2,387,000
700,000	Argentine Republic Government International Bond	5.88%		01/11/2028	556,150
1,100,000	Argentine Republic Government International Bond	6.63%		07/06/2028	906,125
2,500,000	Chile Government International Bond	3.13%		03/27/2025	2,430,175
1,500,000	Chile Government International Bond	3.13%		01/21/2026	1,442,617
800,000	Costa Rica Government International Bond	10.00%		08/01/2020	860,000
2,000,000	Indonesia Government International Bond	4.88%		05/05/2021	2,063,412
500,000	Israel Government International Bond	4.00%		06/30/2022	511,449
1,500,000	Israel Government International Bond	3.15%		06/30/2023	1,483,813

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,200,000	Israel Government International Bond	2.88%		03/16/2026	1,137,240
3,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	2,874,000
800,000	Mexico Government International Bond	4.15%		03/28/2027	788,700
700,000	Mexico Government International Bond	3.75%		01/11/2028	667,975
1,900,000	Panama Government International Bond	4.00%		09/22/2024	1,930,419
1,700,000	Perusahaan Penerbit	4.15%	^	03/29/2027	1,643,900
1,000,000	Perusahaan Penerbit	4.15%		03/29/2027	967,000
1,500,000	Philippine Government International Bond	4.00%		01/15/2021	1,528,928
3,800,000	Philippine Government International Bond	4.20%		01/21/2024	3,913,134
3,350,000	Provincia de Buenos Aires	7.88%		06/15/2027	2,802,309
500,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	517,745

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $33,215,519)				31,412,091

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 10.0%

	20 Times Square Trust,
916,000	Series 2018-20TS-F	3.20%	#^	05/15/2035	852,566
916,000	Series 2018-20TS-G	3.20%	#^	05/15/2035	835,231

	Americold LLC,
159,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	167,062

	AREIT Trust,
2,326,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38%	^	02/14/2035	2,329,489
1,524,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.78%	^	02/14/2035	1,531,614

	Atrium Hotel Portfolio Trust,
1,532,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.21%	^	12/15/2036	1,539,624
1,898,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.56%	^	06/15/2035	1,913,751

	BANK,
25,521,887	Series 2017-BNK5-XA	1.24%	# I/O	06/15/2060	1,686,343
61,990,496	Series 2018-BN11-XA	0.65%	# I/O	03/15/2061	2,383,429

	Barclays Commercial Mortgage Securities LLC,
1,259,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	5.91%	^	08/15/2027	1,263,341
11,282,343	Series 2017-C1-XA	1.68%	# I/O	02/15/2050	1,062,791

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Barclays Commercial Mortgage Securities LLC, (Cont.)
203,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.36%	^	08/15/2036	203,320
231,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.86%	^	08/15/2036	231,376
485,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.66%	^	08/15/2036	487,421
465,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.66%	^	08/15/2036	469,169

	BBCMS Mortgage Trust,
1,430,000	Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	5.01%	^	11/15/2034	1,431,742
240,000	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.55%	^	07/15/2037	242,140
1,958,000	Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	07/15/2037	1,974,858
956,000	Series 2018-TALL-E (1 Month LIBOR USD + 2.44%)	4.60%	^	03/15/2037	961,222

	BB-UBS Trust,
1,430,000	Series 2012-TFT-TE	3.68%	#^	06/05/2030	1,323,178

	Bear Stearns Commercial Mortgage Securities, Inc.,
250,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	229,706

	BHMS Trust,
1,944,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06%	^	07/15/2035	1,947,992

	Bsprt Issuer Ltd.,
794,000	Series 2017-FL1-B (1 Month LIBOR USD + 2.40%)	4.56%	^	06/15/2027	800,215

	BX Commercial Mortgage Trust,
487,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.48%	^	03/15/2037	488,790

	BX Trust,
479,318	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.21%	^	07/15/2034	482,498
742,491	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	07/15/2034	748,272
450,966	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.21%	^	07/15/2034	452,093
742,141	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.31%	^	07/15/2034	745,853
1,914,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.11%	^	03/15/2037	1,923,528
611,000	Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.13%	^	05/15/2035	616,366

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust, (Cont.)
611,000	Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.58%	^	05/15/2035	617,540
611,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	5.08%	^	05/15/2035	618,478
1,788,000	Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.80%	^	04/15/2035	1,776,889

	CD Commercial Mortgage Trust,
13,189,661	Series 2017-CD3-XA	1.19%	# I/O	02/10/2050	880,850

	CFCRE Commercial Mortgage Trust,
7,482,268	Series 2016-C4-XA	1.90%	# I/O	05/10/2058	726,415
9,610,204	Series 2017-C8-XA	1.83%	# I/O	06/15/2050	957,541
22,058,000	Series 2018-TAN-X	1.85%	#^ I/O	02/15/2033	1,413,514

	CGDBB Commercial Mortgage Trust,
563,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76%	^	07/15/2032	563,723
788,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.31%	^	07/15/2032	788,817

	CGGS Commercial Mortgage Trust,
1,711,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.46%	^	02/15/2037	1,725,766
44,178,000	Series 2018-WSS-XCP	1.04%	#^ I/O	02/15/2037	388,329

	CHT Mortgage Trust,
940,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.16%	^	11/15/2036	948,753
501,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.90%	^	11/15/2036	505,044

	Citigroup Commercial Mortgage Trust,
100,000	Series 2014-GC21-D	5.09%	#^	05/10/2047	92,060
1,809,053	Series 2014-GC25-XA	1.17%	# I/O	10/10/2047	89,706
178,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	164,360
3,289,431	Series 2016-P4-XA	2.16%	# I/O	07/10/2049	366,096
530,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	4.96%	^	12/15/2036	534,619
1,040,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	5.81%	^	12/15/2036	1,051,757

	CLNS Trust,
571,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.18%	^	06/11/2032	573,720
571,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.63%	^	06/11/2032	575,597
571,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.63%	^	06/11/2032	577,186

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	99

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	COBALT Commercial Mortgage Trust,
212,499	Series 2007-C2-AJFX	5.57%	#	04/15/2047	214,269

	Commercial Mortgage Pass-Through Certificates,
440,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	400,413
1,187,000	Series 2012-CR4-D	4.73%	#^Þ	10/15/2045	631,604
2,640,744	Series 2013-CR10-XA	0.87%	# I/O	08/10/2046	76,892
2,000,000	Series 2013-CR11-D	5.33%	#^	08/10/2050	1,896,620
1,565,000	Series 2013-LC13-D	5.45%	#^	08/10/2046	1,509,516
1,264,073	Series 2014-CR17-XA	1.24%	# I/O	05/10/2047	49,600
100,000	Series 2014-CR19-C	4.87%	#	08/10/2047	100,794
125,000	Series 2014-CR20-C	4.65%	#	11/10/2047	123,325
375,000	Series 2015-CR22-D	4.26%	#^	03/10/2048	320,907
300,000	Series 2015-CR23-D	4.39%	#	05/10/2048	253,466
13,216,969	Series 2015-CR25-XA	1.08%	# I/O	08/10/2048	618,158
8,113,171	Series 2015-CR27-XA	1.28%	# I/O	10/10/2048	431,082
2,413,459	Series 2015-DC1-XA	1.28%	# I/O	02/10/2048	112,796
2,228,000	Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.18%	^	09/15/2033	2,215,285
815,000	Series 2015-LC21-C	4.45%	#	07/10/2048	800,830
13,283,490	Series 2015-LC21-XA	0.97%	# I/O	07/10/2048	461,449
406,000	Series 2015-LC23-C	4.80%	#	10/10/2048	410,278
3,561,428	Series 2016-DC2-XA	1.20%	# I/O	02/10/2049	203,887

	Credit Suisse Commercial Mortgage Trust,
267,499	Series 2007-C1-AM	5.42%		02/15/2040	271,321

	Credit Suisse Mortgage Capital Certificates,
2,018,458	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	61,819

	CSAIL Commercial Mortgage Trust,
2,666,223	Series 2015-C1-XA	1.07%	# I/O	04/15/2050	112,599
45,900,301	Series 2018-CX12-XA	0.78%	# I/O	08/15/2051	2,157,966

	CSMC Trust,
1,229,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.46%	^	07/15/2032	1,237,051

	DBGS Mortgage Trust,
1,898,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.61%	^	06/15/2033	1,892,740
1,784,436	Series 2018-BIOD-C (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11%	^	05/15/2035	1,770,961

	FREMF Mortgage Trust,
352,121	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.16%	^	07/25/2023	355,262

	GE Commercial Mortgage Corporation Trust,
66,015	Series 2007-C1-AM	5.61%	#	12/10/2049	65,442

	GMAC Commercial Mortgage Securities Trust,
406,000	Series 2004-C3-D	5.04%	#	12/10/2041	405,535
564,000	Series 2004-C3-E	5.14%	#^	12/10/2041	552,956

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	100,108

	Great Wolf Trust,
424,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.41%	^	09/15/2034	426,215
657,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.41%	^	09/15/2034	661,744
350,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.38%	^	09/15/2034	352,878

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation,
2,801,404	Series 2013-GC10-XA	1.67%	# I/O	02/10/2046	151,632
3,000,989	Series 2014-GC20-XA	1.24%	# I/O	04/10/2047	121,146
8,945,610	Series 2014-GC24-XA	0.95%	# I/O	09/10/2047	301,764
850,000	Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.26%	^	07/15/2031	851,304
850,000	Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	4.96%	^	07/15/2031	852,062
850,000	Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	6.08%	^	07/15/2031	853,196

	GS Mortgage Securities Trust,
190,000	Series 2014-GC26-D	4.66%	#^	11/10/2047	166,271
7,343,928	Series 2015-GS1-XA	0.96%	# I/O	11/10/2048	338,329
7,367,056	Series 2016-GS2-XA	1.81%	# I/O	05/10/2049	650,523
169,000	Series 2018-GS10-WLSA	5.07%	#^	03/10/2033	175,828
336,000	Series 2018-GS10-WLSB	5.07%	#^	03/10/2033	349,766
457,000	Series 2018-GS10-WLSC	5.07%	#^	03/10/2033	463,769
442,000	Series 2018-GS10-WLSD	5.07%	#^	03/10/2033	437,910
553,000	Series 2018-GS10-WLSE	5.07%	#^	03/10/2033	527,825

	Hunt Ltd.,
1,263,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.56%	^	08/15/2034	1,272,740

	IMT Trust,
556,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	4.31%	^	06/15/2034	558,166
556,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	5.01%	^	06/15/2034	559,409

	JP Morgan Chase Commercial Mortgage Securities Corporation,
109,164	Series 2006-LDP9-AM	5.37%		05/15/2047	109,168
57,279	Series 2007-C1-AM	6.15%	#	02/15/2051	57,008
154,619	Series 2007-CB18-AM	5.47%	#	06/12/2047	154,712
322,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16%	^	06/15/2032	322,820
243,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.41%	^	06/15/2032	244,637
786,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06%	^	06/15/2032	797,765
340,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38%	^	07/15/2034	341,058
320,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.08%	^	07/15/2034	321,520

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
283,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.08%	^	07/15/2034	284,955
398,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.88%	^	07/15/2034	401,461
630,000	Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76%	^	06/15/2032	633,960
250,000	Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.26%	^	06/15/2032	252,220
80,000	Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	5.16%	^	06/15/2035	81,090

	JP Morgan Chase Commercial Mortgage Securities Trust,
412,000	Series 2004-CBX-D	5.10%	#	01/12/2037	416,164
1,266,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,262,364
235,328	Series 2007-LD11-AM	6.18%	#	06/15/2049	235,675
81,849	Series 2007-LDPX-AM	5.46%	#	01/15/2049	81,303
543,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	539,016
676,345	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.01%	^	05/15/2028	677,462
655,000	Series 2015-JP1-F	4.90%	#^Þ	01/15/2049	513,310
883,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	870,292
6,374,480	Series 2016-JP4-XA	0.94%	# I/O	12/15/2049	254,008
1,431,000	Series 2016-WIKI-E	4.14%	#^	10/05/2031	1,392,748
1,957,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	1,987,507

	JPMBB Commercial Mortgage Securities Trust,
1,945,125	Series 2014-C18-XA	1.09%	# I/O	02/15/2047	69,798
1,171,702	Series 2014-C21-XA	1.19%	# I/O	08/15/2047	53,401
100,000	Series 2014-C23-C	4.60%	#	09/15/2047	101,191
150,000	Series 2014-C25-C	4.59%	#	11/15/2047	149,010
425,000	Series 2014-C26-C	4.57%	#	01/15/2048	420,701
2,230,000	Series 2015-C29-C	4.32%	#	05/15/2048	2,162,189
6,472,045	Series 2015-C29-XA	0.96%	# I/O	05/15/2048	197,001
5,578,633	Series 2015-C31-XA	1.12%	# I/O	08/15/2048	259,049
470,000	Series 2015-C33-C	4.77%	#	12/15/2048	473,395

	JPMDB Commercial Mortgage Securities Trust,
9,184,163	Series 2016-C4-XA	0.96%	# I/O	12/15/2049	481,756

	LCCM,
2,532,000	Series 2017-LC26-C	4.71%	^	07/12/2050	2,475,657

	LSTAR Commercial Mortgage Trust,
4,195,102	Series 2016-4-XA	2.04%	#^ I/O	03/10/2049	288,286
16,765,082	Series 2017-5-X	1.27%	#^ I/O	03/10/2050	790,566

	Madison Avenue Trust,
2,957,000	Series 2013-650M-E	4.17%	#^	10/12/2032	2,918,428

	Merrill Lynch Mortgage Trust,
10,838	Series 2007-C1-AM	6.00%	#	06/12/2050	10,838

	Monarch Beach Resort Trust,
2,176,000	Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.71%	^	07/15/2035	2,188,302

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%	#	10/15/2047	98,628
500,000	Series 2014-C19-C	4.00%		12/15/2047	476,983
500,000	Series 2015-C20-C	4.61%	#	02/15/2048	489,630
1,664,000	Series 2015-C20-D	3.07%	^	02/15/2048	1,400,712
180,000	Series 2015-C21-C	4.30%	#	03/15/2048	171,503
360,000	Series 2015-C23-C	4.27%	#	07/15/2050	345,600
312,000	Series 2015-C26-D	3.06%	^	10/15/2048	269,465
274,000	Series 2015-C27-C	4.68%	#	12/15/2047	267,320

	Morgan Stanley Capital Trust,
2,000,000	Series 2007-IQ15-B	6.33%	#^	06/11/2049	2,016,426
393,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.36%	^	11/15/2034	395,023
590,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	11/15/2034	592,169
447,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.51%	^	11/15/2034	448,531
679,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.11%	^	11/15/2034	680,911
755,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.76%	^	11/15/2034	758,148
561,000	Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.81%	^	07/15/2035	562,443
837,000	Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.71%	^	07/15/2035	840,167
561,000	Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.21%	^	07/15/2035	563,641

	Morgan Stanley Capital, Inc.,
11,371,711	Series 2016-UB12-XA	0.95%	# I/O	12/15/2049	514,150

	Motel 6 Trust,
1,129,158	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.31%	^	08/15/2034	1,134,125

	MSCG Trust,
550,800	Series 2016-SNR-C	5.21%	^	11/15/2034	547,866

	Natixis Commercial Mortgage Securities Trust,
1,919,000	Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.26%	^	06/15/2035	1,922,255
113,493,028	Series 2018-FL1-XCP	0.95%	#^ I/O	06/15/2021	1,475,262

	PFP Ltd.,
907,578	Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.41%	^	07/14/2035	913,248

	RAIT Trust,
1,194,000	Series 2017-FL7-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76%	^	06/15/2037	1,195,218

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	101

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Resource Capital Ltd.,
931,249	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	4.16%	^	07/15/2034	933,577

	STWD Mortgage Trust,
2,968,000	Series 2018-URB-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.21%	^	05/15/2035	2,979,083

	Tharaldson Hotel Portfolio Trust,
1,371,082	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.30%	^	11/11/2034	1,387,371

	UBS Commercial Mortgage Trust,
1,097,000	Series 2018-C8-C	4.86%	#	02/15/2051	1,101,270
15,992,638	Series 2018-C8-XA	1.05%	# I/O	02/15/2051	1,021,758

	UBS-Citigroup Commercial Mortgage Trust,
931,000	Series 2011-C1-D	6.25%	#^	01/10/2045	979,100

	Wachovia Bank Commercial Mortgage Trust,
529,515	Series 2006-C25-F	5.36%	#	05/15/2043	528,118

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2014-LC16-D	3.94%	^	08/15/2050	414,223
200,000	Series 2015-C27-C	3.89%		02/15/2048	188,153
400,000	Series 2015-C28-C	4.27%	#	05/15/2048	380,982
10,613,774	Series 2015-C30-XA	1.08%	# I/O	09/15/2058	537,713
540,000	Series 2015-C31-C	4.76%	#	11/15/2048	541,442
5,849,189	Series 2015-C31-XA	1.23%	# I/O	11/15/2048	337,579
2,662,136	Series 2015-NXS1-XA	1.30%	# I/O	05/15/2048	131,233
8,760,489	Series 2015-NXS2-XA	0.90%	# I/O	07/15/2058	292,988
411,000	Series 2015-NXS4-C	4.75%	#	12/15/2048	413,700
2,713,614	Series 2016-C33-XA	1.94%	# I/O	03/15/2059	246,707
15,615,251	Series 2017-C38-XA	1.22%	# I/O	07/15/2050	1,082,774
3,114,898	Series 2017-RC1-XA	1.71%	#I/O	01/15/2060	284,142
1,052,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.32%	^	12/15/2036	1,061,495

	WF-RBS Commercial Mortgage Trust,
3,958,238	Series 2014-C21-XA	1.23%	# I/O	08/15/2047	175,923
4,983,048	Series 2016-NXS6-XA	1.79%	# I/O	11/15/2049	433,159

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $138,844,709)				135,952,853

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 21.8%

	ACE Securities Corporation Home Equity Loan Trust,
4,823,354	Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%, 0.09% Floor)	2.31%		01/25/2037	3,543,304

	Ajax Mortgage Loan Trust,
2,905,580	Series 2016-C-A	4.00%	^§	10/25/2057	2,920,349
6,118,631	Series 2017-C-A	3.75%	^§	07/25/2060	6,016,881

	APS Resecuritization Trust,
7,959,696	Series 2015-3-1MZ, (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.50%	^ÞΔ	10/27/2046	6,779,215

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	2.84%		04/20/2035	718,321

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bayview Opportunity Master Fund Trust,
12,700,089	Series 2018-SBR4-A1	4.38%	^§	06/28/2033	12,705,410

	Bear Stearns Alt-A Trust,
1,435,939	Series 2006-4-22A1	4.41%	#	08/25/2036	1,307,781

	Bear Stearns ARM Trust,
2,964,631	Series 2006-2-2A1	4.00%	#	07/25/2036	2,695,221

	Chase Mortgage Finance Trust,
3,031,266	Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.82%		06/25/2037	1,636,298

	CHL Mortgage Pass-Through Trust,
8,325,351	Series 2007-14-A19	6.00%		09/25/2037	7,251,931
7,847,022	Series 2007-9-A1	5.75%		07/25/2037	7,072,332
6,976,462	Series 2007-9-A13	5.75%		07/25/2037	6,399,085
4,800,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	4.97%	^	05/25/2023	4,863,167

	CIM Trust,
13,420,000	Series 2017-3RR-B2	11.98%	#^Þ	01/27/2057	14,397,244

	Citigroup Mortgage Loan Trust, Inc.,
3,616,965	Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.36%	^	09/25/2036	3,503,086
6,222,582	Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.47%		09/25/2036	6,014,483

	CitiMortgage Alternative Loan Trust,
10,297,420	Series 2007-A5-1A1	6.00%		05/25/2037	10,005,910
1,504,705	Series 2007-A5-1A10	5.75%		05/25/2037	1,443,439

	COLT Mortgage Loan Trust,
6,858,000	Series 2017-2-M1	3.51%	#^	10/25/2047	6,784,843

	Countrywide Alternative Loan Trust,
559,934	Series 2005-75CB-A3	5.50%		01/25/2036	527,419
722,331	Series 2006-23CB-2A2	6.50%		08/25/2036	475,571
519,685	Series 2007-15CB-A7	6.00%		07/25/2037	467,493
743,637	Series 2008-1R-2A3	6.00%		08/25/2037	617,029

	Countrywide Home Loans,
542,686	Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	4.59%		02/20/2036	481,756
425,133	Series 2007-14-A15	6.50%		09/25/2037	382,310
1,030,433	Series 2007-HY1-1A1	3.76%	#	04/25/2037	1,021,324

	Credit Suisse First Boston Mortgage Backed Trust,
403,856	Series 2006-2-A5A	6.08%	ß	09/25/2036	244,708

	Credit Suisse First Boston Mortgage Securities Corporation,
764,739	Series 2005-10-6A9	5.50%		11/25/2035	640,448
377,227	Series 2005-9-5A9	5.50%		10/25/2035	335,328

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	4.23%	#^	07/27/2036	1,500,795
304,084	Series 2011-5R-6A9	3.86%	#^	11/27/2037	305,557

	CSMC Trust,
5,782,431	Series 2017-12R-A1	3.53%	±^	10/29/2046	5,769,358
3,493,298	Series 2017-1A-A	4.50%	^	03/25/2021	3,534,488

	Deutsche Mortgage & Asset Receiving Corporation,
219,875	Series 2014-RS1-1A2	6.67%	#^Þ	07/27/2037	195,184

	Deutsche Securities, Inc.,
429,881	Series 2006-AB4-A1A	6.01%	#	10/25/2036	408,408

	GCAT LLC,
12,996,557	Series 2018-1-A1	3.84%	^§	06/25/2048	12,985,164

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Impac Secured Assets Trust,
1,113,349	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.49%		02/25/2037	990,254

	IndyMac Mortgage Loan Trust,
2,569,542	Series 2004-AR4-3A	4.24%	#	08/25/2034	2,541,080
2,454,505	Series 2006-AR19-2A1	3.84%	#	08/25/2036	2,237,030
14,198,053	Series 2007-FLX6-1A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.47%		09/25/2037	13,859,942

	JP Morgan Mortgage Trust,
623,089	Series 2005-S3-1A2	5.75%		01/25/2036	497,385
923,918	Series 2007-A2-4A1M	3.71%	#	04/25/2037	867,665

	Lehman Mortgage Trust,
193,602	Series 2006-1-1A3	5.50%		02/25/2036	166,447

	Lehman Trust,
9,893,738	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.42%		06/25/2046	9,732,427

	MASTR Adjustable Rate Mortgages Trust,
197,705	Series 2006-2-2A1	4.18%	#	04/25/2036	181,465

	Merrill Lynch Alternative Note Asset Trust,
396,202	Series 2007-F1-2A7	6.00%		03/25/2037	308,001

	Merrill Lynch Mortgage Investors Trust,
879,939	Series 2006-AF1-AF2C	6.25%		08/25/2036	644,904

	MFA LLC,
12,358,943	Series 2018-NPL2-A1	4.16%	^§	07/25/2048	12,366,767

	Morgan Stanley Mortgage Loan Trust,
182,150	Series 2005-7-4A1	5.50%		11/25/2035	172,036
129,425	Series 2006-2-2A4	5.75%		02/25/2036	129,875
492,027	Series 2006-2-7A1	5.57%	#	02/25/2036	442,521
666,984	Series 2007-8XS-A1	5.75%	#	04/25/2037	462,897

	Morgan Stanley Resecuritization Trust,
10,611,493	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.71%	^Þ	12/26/2046	9,439,943

	New Century Home Equity Loan Trust,
4,760,223	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	2.40%		05/25/2036	4,481,039

	New Residential Mortgage Loan Trust,
8,438,466	Series 2018-FNT2-B	4.09%	^	07/25/2054	8,446,697

	NovaStar Mortgage Funding Trust,
13,237,312	Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.38%		10/25/2036	8,394,337

	PNMAC GMSR Trust,
17,600,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.57%	^	04/25/2023	17,695,656

	Pretium Mortgage Credit Partners LLC,
4,167,413	Series 2017-NPL2-A1	3.25%	^§	03/28/2057	4,157,173

	PRPM LLC,
1,729,372	Series 2017-1A-A1	4.25%	^§	01/25/2022	1,732,915
7,700,881	Series 2018-1A-A1	3.75%	#^	04/25/2023	7,659,609

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc.,
299,530	Series 2006-QS10-A9	6.50%		08/25/2036	280,492
629,199	Series 2006-QS12-2A3	6.00%		09/25/2036	600,339

	Residential Asset Securitization Trust,
2,178,177	Series 2005-A15-5A2	5.75%		02/25/2036	1,615,066
445,767	Series 2006-A2-A11	6.00%		01/25/2046	328,381

	Residential Funding Mortgage Securities Trust,
7,265,115	Series 2006-S8-A10	6.00%		09/25/2036	6,863,131

	Soundview Home Loan Trust,
7,111,796	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.37%		06/25/2037	5,404,799

	Structured Adjustable Rate Mortgage Loan Trust,
3,188,392	Series 2005-22-4A1	3.86%	#	12/25/2035	3,066,282

	Structured Asset Securities Corporation,
8,658,661	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.41%	^	03/25/2037	7,771,520

	TBW Mortgage Backed Pass Through,
13,771,112	Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.62%		07/25/2036	2,029,299
13,771,201	Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.88%	I/F I/O	07/25/2036	2,607,347

	Towd Point Mortgage Trust,
1,850,109	Series 2015-2-1A13	2.50%	#^	11/25/2060	1,812,058

	Verus Securitization,
2,404,292	Series 2017-1A-A3	3.72%	#^	01/25/2047	2,410,077

	VOLT LLC,
3,576,649	Series 2017-NPL7-A1	3.25%	^§	06/25/2047	3,561,827
7,446,683	Series 2017-NPL8-A1	3.13%	^§	06/25/2047	7,403,318
5,000,000	Series 2018-NPL6-A1B	4.56%	^§	09/25/2048	5,006,889

	Washington Mutual Mortgage Pass-Through Certificates,
1,089,896	Series 2006-2-4CB	6.00%		03/25/2036	1,058,832

	Wells Fargo Alternative Loan Trust,
746,535	Series 2007-PA5-1A1	6.25%		11/25/2037	738,482

	Wells Fargo Mortgage Backed Securities Trust,
151,577	Series 2007-2-1A15	5.75%		03/25/2037	149,566
84,311	Series 2007-3-1A4	6.00%		04/25/2037	84,036

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $298,449,337)				296,350,446

US CORPORATE BONDS 5.3%
430,000	AK Steel Corporation	6.38%		10/15/2025	411,187
550,000	Albertson's Holdings LLC	5.75%		03/15/2025	495,000
705,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	731,437
750,000	Altice US Finance Corporation	5.38%	^	07/15/2023	760,312
615,000	AMC Merger, Inc.	8.00%	^	05/15/2025	470,475
615,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	628,837
410,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	403,850
535,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	387,206

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	103

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
755,000	Ascend Learning LLC	6.88%	^	08/01/2025	764,437
960,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	952,800
595,000	Avantor, Inc.	9.00%	^	10/01/2025	615,081
780,000	B&G Foods, Inc.	5.25%		04/01/2025	749,627
210,000	Bausch Health Companies, Inc.	7.00%	^	03/15/2024	222,390
780,000	Beacon Escrow Corporation	4.88%	^	11/01/2025	721,500
685,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	720,534
770,000	Boyne USA, Inc.	7.25%	^	05/01/2025	818,125
740,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	714,100
215,000	Calfrac Holdings LP	8.50%	^	06/15/2026	201,562
265,000	Calpine Corporation	5.75%		01/15/2025	235,519
315,000	CB Escrow Corporation	8.00%	^	10/15/2025	295,312
370,000	CCO Holdings LLC	5.75%	^	02/15/2026	372,312
395,000	CCO Holdings LLC	5.00%	^	02/01/2028	372,248
385,000	CDK Global, Inc.	5.88%		06/15/2026	398,621
565,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	489,431
735,000	Centene Corporation	4.75%		01/15/2025	735,000
75,000	Centene Corporation	5.38%	^	06/01/2026	77,062
760,000	Cheniere Energy Partners LP	5.25%		10/01/2025	761,900
360,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	332,100
830,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	827,925
715,000	CommScope Technologies Finance LLC	6.00%	^	06/15/2025	741,455
405,000	CommScope, Inc.	5.00%	^	06/15/2021	408,483
385,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	366,712
765,000	CRC Issuer LLC	5.25%	^	10/15/2025	730,575
410,000	Crown Americas LLC	4.50%		01/15/2023	412,665
410,000	Crown Americas LLC	4.75%	^	02/01/2026	393,600
390,000	CSC Holdings LLC	5.25%		06/01/2024	382,200
370,000	CSI Compressco LP	7.50%	^	04/01/2025	379,250
380,000	Dana Financing Ltd.	5.75%	^	04/15/2025	374,186
150,000	Delta Merger Sub, Inc.	6.00%	^	09/15/2026	152,250
365,000	DJO Finance LLC	8.13%	^	06/15/2021	374,581
235,000	EES Finance Corporation	8.13%		05/01/2025	246,162
445,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	452,231
390,000	Embarq Corporation	8.00%		06/01/2036	390,975
795,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	832,762
45,000	Enterprise Merger Sub, Inc.	8.75%	^	10/15/2026	45,000
435,000	EP Energy LLC	7.75%	^	05/15/2026	446,962
756,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	735,210
310,000	Extraction Oil & Gas, Inc.	5.63%	^	02/01/2026	275,900

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
265,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	265,166
20,000	Financial & Risk US Holdings, Inc.	8.25%	^	11/15/2026	19,929
410,000	First Data Corporation	7.00%	^	12/01/2023	427,937
415,000	First Data Corporation	5.75%	^	01/15/2024	421,847
650,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	624,000
125,000	Flex Acquisition Company, Inc.	7.88%	^	07/15/2026	123,750
430,000	Foresight Energy LLC	11.50%	^	04/01/2023	382,700
280,000	frontdoor, Inc.	6.75%	^	08/15/2026	289,100
160,000	Frontier Communications Corporation	8.50%		04/15/2020	162,000
200,000	Frontier Communications Corporation	8.50%	^	04/01/2026	189,750
607,000	FTS International, Inc.	6.25%		05/01/2022	584,996
680,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	754,800
540,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	549,115
615,000	GTT Communications, Inc.	7.88%	^	12/31/2024	601,162
750,000	Gulfport Energy Corporation	6.38%		05/15/2025	740,625
185,000	HCA Healthcare, Inc.	6.25%		02/15/2021	193,325
820,000	HCA, Inc.	5.38%		09/01/2026	831,890
745,000	Hess Infrastructure Partners LP	5.63%	^	02/15/2026	756,175
185,000	Hexion Finance Corporation	6.63%		04/15/2020	174,362
575,000	Hexion, Inc.	10.38%	^	02/01/2022	562,062
90,000	Hi-Crush Partners LP	9.50%	^	08/01/2026	84,037
715,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	693,764
325,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	333,938
445,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	447,781
425,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	413,313
720,000	Informatica LLC	7.13%	^	07/15/2023	740,578
775,000	IRB Holding Corporation	6.75%	^	02/15/2026	761,438
335,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	366,926
620,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	616,900
400,000	Jeld-Wen, Inc.	4.63%	^	12/15/2025	370,000
395,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	384,138
200,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	206,310
300,000	Level 3 Communications, Inc.	5.75%		12/01/2022	304,185

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
595,000	Level 3 Financing, Inc.	5.38%		01/15/2024	597,523
385,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	389,813
640,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	669,600
275,000	Marriott Ownership Resorts, Inc.	6.50%	^	09/15/2026	282,948
470,000	Masonite International Corporation	5.75%	^	09/15/2026	472,350
615,000	Match Group, Inc.	5.00%	^	12/15/2027	615,062
175,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	171,063
575,000	Matthews International Corporation	5.25%	^	12/01/2025	557,750
830,000	MGM Growth Properties LP	4.50%		01/15/2028	763,683
490,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	491,838
780,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	812,760
85,000	MPT Operating Partnership LP	5.25%		08/01/2026	85,000
695,000	MPT Operating Partnership LP	5.00%		10/15/2027	673,782
395,000	Nabors Industries, Inc.	5.75%		02/01/2025	379,660
730,000	Navient Corporation	6.50%		06/15/2022	759,200
800,000	NextEra Energy Operating Partners LP	4.50%	^	09/15/2027	769,000
725,000	NFP Corporation	6.88%	^	07/15/2025	728,625
60,000	NGL Energy Finance Corporation	7.50%		11/01/2023	60,600
765,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	766,913
340,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	339,150
740,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	754,800
125,000	PetSmart, Inc.	5.88%	^	06/01/2025	103,086
755,000	Pilgrim's Pride Corporation	5.75%	^	03/15/2025	730,463
285,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	#^	12/01/2022	295,542
545,000	Post Holdings, Inc.	5.50%	^	03/01/2025	542,684
535,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	573,520
330,000	QEP Resources, Inc.	5.25%		05/01/2023	322,988
410,000	QEP Resources, Inc.	5.63%		03/01/2026	393,600
120,000	Radiate Finance, Inc.	6.88%	^	02/15/2023	116,100
290,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	271,875
510,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	482,588
280,000	Schweitzer-Mauduit International, Inc.	6.88%	^	10/01/2026	286,300
540,000	Select Medical Corporation	6.38%		06/01/2021	550,066

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
609,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	605,955
400,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	392,800
195,000	Solera Finance, Inc.	10.50%	^	03/01/2024	214,656
360,000	Springleaf Finance Corporation	6.88%		03/15/2025	360,720
235,000	Springleaf Finance Corporation	7.13%		03/15/2026	235,000
560,000	Sprint Capital Corporation	6.88%		11/15/2028	564,026
465,000	Sprint Corporation	7.13%		06/15/2024	484,181
170,000	Stevens Holding Company, Inc.	6.13%	^	10/01/2026	173,188
720,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	743,400
400,000	Sunoco LP	5.50%	^	02/15/2026	387,400
275,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	257,813
395,000	Targa Resources Partners Finance Corporation	5.88%	^	04/15/2026	409,319
465,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	404,550
795,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	775,125
765,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	735,356
745,000	Tenet Healthcare Corporation	7.00%		08/01/2025	739,040
390,000	TerraForm Power Operating LLC	4.25%	^	01/31/2023	382,200
160,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	158,378
405,000	T-Mobile USA, Inc.	4.50%		02/01/2026	386,573
325,000	TransDigm, Inc.	6.88%	^	05/15/2026	334,344
555,000	TransDigm, Inc.	6.38%		06/15/2026	561,938
195,000	Transocean Guardian Ltd.	5.88%	^	01/15/2024	197,438
185,000	Transocean Pontus Ltd.	6.13%	^	08/01/2025	188,467
476,000	Transocean Proteus Ltd.	6.25%	^	12/01/2024	486,115
285,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	270,750
780,000	Triumph Group, Inc.	7.75%		08/15/2025	759,525
490,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	492,401
590,000	USA Compression Partners LP	6.88%	^	04/01/2026	611,388

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	105

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
345,000	Valeant Pharmaceuticals International, Inc.	9.25%	^	04/01/2026	373,031
125,000	Valeant Pharmaceuticals International, Inc.	8.50%	^	01/31/2027	131,563
360,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	372,150
765,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	748,400
250,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	245,000
595,000	Vistra Operations Company LLC	5.50%	^	09/01/2026	602,438
660,000	Vizient, Inc.	10.38%	^	03/01/2024	725,175
340,000	Wand Merger Corporation	8.13%	^	07/15/2023	356,932
410,000	Waste Pro, Inc.	5.50%	^	02/15/2026	401,800
210,000	Weatherford International Ltd.	9.88%		02/15/2024	206,325
475,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	483,906
190,000	WellCare Health Plans, Inc.	5.38%	^	08/15/2026	193,800
575,000	Whiting Petroleum Corporation	6.63%		01/15/2026	600,156

	Total US Corporate Bonds (Cost $72,462,416)				71,747,702

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 1.1%

	Federal Home Loan Mortgage Corporation,
3,008,429	Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.29%	I/F I/O	09/15/2041	365,098
540,739	Series 4390-NY	3.00%		06/15/2040	532,626
670,167	Series 4471-GA	3.00%		02/15/2044	646,627

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,391,450	Series K722-X1	1.44%	# I/O	03/25/2023	297,978

	Federal National Mortgage Association,
1,083,205	Series 2015-59-A	3.00%		06/25/2041	1,059,676
9,680,375	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%		08/25/2048	9,673,752

	Government National Mortgage Association,
130,813,593	Series 2013-155-IB	0.23%	# I/O	09/16/2053	2,943,738

	Total US Government and Agency Mortgage Backed Obligations (Cost $15,878,822)				15,519,495

US GOVERNMENT AND AGENCY OBLIGATIONS 4.3%
59,087,025	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2021	57,898,938

	Total US Government and Agency Obligations (Cost $59,161,866)				57,898,938

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 4.8%
6,506,486	DoubleLine Global Bond Fund (Class I)				65,520,316

	Total Affiliated Mutual Funds (Cost $66,650,000)				65,520,316

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
5,568	Frontera Energy Corporation *				77,957
756	SandRidge Energy, Inc. *				8,218

	Total Exchange Traded Funds and Common Stocks (Cost $498,091)				86,175

SHORT TERM INVESTMENTS 6.4%
29,170,336	First American Government Obligations Fund - Class X	1.91%	♦		29,170,336
29,170,335	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		29,170,335
29,170,335	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		29,170,335

	Total Short Term Investments (Cost $87,511,006)				87,511,006

	Total Investments 101.0% (Cost $1,386,883,276)				1,372,017,013
	Liabilities in Excess of Other Assets (1.0)%				(13,807,679)

	NET ASSETS 100.0%				$1,358,209,334

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.8%
Collateralized Loan Obligations	16.7%
Foreign Corporate Bonds	14.1%
Non-Agency Commercial Mortgage Backed Obligations	10.0%
Bank Loans	9.7%
Short Term Investments	6.4%
US Corporate Bonds	5.3%
Affiliated Mutual Funds	4.8%
Asset Backed Obligations	4.5%
US Government and Agency Obligations	4.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.3%
US Government and Agency Mortgage Backed Obligations	1.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(1.0)%

	100.0%

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.8%
Collateralized Loan Obligations	16.7%
Non-Agency Commercial Mortgage Backed Obligations	10.0%
Short Term Investments	6.4%
Affiliated Mutual Funds	4.8%
Asset Backed Obligations	4.5%
US Government and Agency Obligations	4.3%
Energy	4.4%
Banking	4.2%
Telecommunications	2.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.3%
Healthcare	2.0%
Business Equipment and Services	1.4%
Utilities	1.4%
Electronics/Electric	1.4%
US Government and Agency Mortgage Backed Obligations	1.1%
Transportation	0.9%
Consumer Products	0.9%
Finance	0.9%
Technology	0.8%
Media	0.8%
Leisure	0.7%
Hotels/Motels/Inns and Casinos	0.6%
Containers and Glass Products	0.6%

INVESTMENT BREAKDOWN as a % of Net Assets:
Industrial Equipment	0.5%
Mining	0.5%
Insurance	0.5%
Chemicals/Plastics	0.5%
Automotive	0.4%
Building and Development (including Steel/Metals)	0.4%
Aerospace & Defense	0.4%
Retailers (other than Food/Drug)	0.4%
Food Products	0.3%
Food Service	0.3%
Construction	0.2%
Commercial Services	0.2%
Pharmaceuticals	0.2%
Pulp & Paper	0.2%
Conglomerates	0.2%
Real Estate	0.1%
Environmental Control	0.1%
Cosmetics/Toiletries	0.1%
Financial Intermediaries	0.1%
Chemical Products	0.1%
Diversified Manufacturing	0.0%	~
Food/Drug Retailers	0.0%	~
Beverage and Tobacco	0.0%	~
Other Assets and Liabilities	(1.0)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	107
^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At September 30, 2018, the value of these securities amounted to $619,626,180 or 45.6% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

Þ	Value determined using significant unobservable inputs.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of September 30, 2018.

†	Perpetual Maturity

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

&	Unfunded or partially unfunded loan commitment. At September 30, 2018, the value of these securities amounted to $555,629 or 0.0% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2018.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

¥	Illiquid security

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2018

~	Represents less than 0.05% of net assets.

A summary of the DoubleLine Flexible Income Fund's investments in affiliated mutual funds for the period ended September 30, 2018 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at September 30, 2018	Value at September 30, 2018	Change in Unrealized for the Period Ended September 30, 2018	Dividend Income Earned in the Period Ended September 30, 2018	Net Realized Gain (Loss) in the Period Ended September 30, 2018
DoubleLine Global Bond Fund (Class I)	$44,125,249	$24,600,000	$—	6,506,486	$65,520,316	$(3,204,933)	$660,513	$—

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 82.9%

ARGENTINA 1.7%
1,050,000	Pampa Energia S.A.	7.38%		07/21/2023	979,135
200,000	Pan American Energy LLC	7.88%		05/07/2021	204,540
1,550,000	YPF S.A.	8.50%		03/23/2021	1,567,438

					2,751,113

BRAZIL 5.2%
2,000,000	Braskem Netherlands Finance B.V.	3.50%		01/10/2023	1,914,800
1,100,000	ESAL GMBH	6.25%		02/05/2023	1,095,875
1,200,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	1,195,500
200,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	207,000
600,000	JBS Investments GMBH	7.75%		10/28/2020	612,150
2,500,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	2,518,125
600,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	34,500
800,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	761,840

					8,339,790

CHILE 7.7%
4,005,000	Banco del Estado de Chile	3.88%		02/08/2022	4,007,028
450,000	Banco Santander	3.88%		09/20/2022	450,734
500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	513,125
1,875,000	ECL S.A.	5.63%		01/15/2021	1,950,715
1,139,801	Guanay Finance Ltd.	6.00%		12/15/2020	1,148,350
2,185,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,220,156
400,000	SACI Falabella	3.75%		04/30/2023	397,783
1,770,000	Telefonica Chile S.A.	3.88%		10/12/2022	1,763,082

					12,450,973

CHINA 6.3%
2,920,000	CNOOC Finance Ltd.	2.63%		05/05/2020	2,881,202
880,000	CNOOC Finance Ltd.	3.88%		05/02/2022	879,669
2,300,000	CNPC General Capital Ltd.	2.75%		05/14/2019	2,291,942
1,835,000	CNPC General Capital Ltd.	3.95%		04/19/2022	1,843,674
820,000	Sinopec Group Overseas Development Ltd.	2.13%		05/03/2019	814,453
400,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	393,620
700,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	666,006
200,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	190,287
200,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	194,384

					10,155,237

COLOMBIA 6.2%
1,500,000	Ecopetrol S.A.	5.88%		09/18/2023	1,602,000
2,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	2,054,400
700,000	Grupo Aval Ltd.	4.75%		09/26/2022	693,875
2,000,000	Oleoducto Central S.A.	4.00%		05/07/2021	2,000,000
3,505,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,568,090

					9,918,365

COSTA RICA 0.3%
520,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	517,556

					517,556

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
GUATEMALA 0.8%
1,250,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,265,613

					1,265,613

HONG KONG 2.5%
2,170,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	2,108,074
1,920,000	CK Hutchison International Ltd.	2.88%		04/05/2022	1,865,208

					3,973,282

INDIA 14.0%
3,505,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	3,460,406
2,730,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	2,748,209
2,000,000	Bharti Airtel Ltd.	5.13%		03/11/2023	1,978,484
200,000	Export-Import Bank of India	2.75%		04/01/2020	196,835
2,805,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	2,914,217
2,305,000	Oil India Ltd.	3.88%		04/17/2019	2,307,895
2,505,000	ONGC Videsh Ltd.	3.25%		07/15/2019	2,502,993
1,685,000	ONGC Videsh Ltd.	2.88%		01/27/2022	1,607,283
3,005,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,042,799
1,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,034,315
645,000	UPL Corporation	3.25%		10/13/2021	624,411

					22,417,847

ISRAEL 1.8%
2,481,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,495,502
300,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	329,887

					2,825,389

JAMAICA 0.3%
700,000	Digicel Ltd.	8.25%		09/30/2020	536,375

					536,375

MALAYSIA 6.4%
3,585,000	Axiata SPV2 BHD	3.47%		11/19/2020	3,571,106
700,000	IOI Investment BHD	4.38%		06/27/2022	697,467
2,085,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,058,604
3,940,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	3,897,795

					10,224,972

MEXICO 11.7%
3,255,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	3,192,418
500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	502,630
800,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	783,000
400,000	Banco Santander	4.13%		11/09/2022	398,400
3,840,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	3,873,600
1,050,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	1,068,375

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000	BBVA Bancomer S.A.	7.25%		04/22/2020	104,560
1,250,000	Comision Federal de Electricidad	4.88%		05/26/2021	1,275,000
1,627,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	1,659,215
2,600,000	Fresnillo PLC	5.50%		11/13/2023	2,678,000
1,000,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	1,020,833
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	447,500
1,750,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	1,734,688

					18,738,219

PANAMA 6.8%
1,670,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,657,475
2,100,000	Banistmo S.A.	3.65%		09/19/2022	2,010,750
2,604,420	ENA Norte Trust	4.95%		04/25/2023	2,622,026
600,000	Global Bank Corporation	5.13%		10/30/2019	605,850
500,000	Global Bank Corporation	4.50%		10/20/2021	496,750
700,000	Multibank, Inc.	4.38%		11/09/2022	694,750
1,835,000	Panama Metro Line SP	0.00%	^	12/05/2022	1,688,016
1,335,000	Panama Metro Line SP	0.00%		12/05/2022	1,228,067

					11,003,684

PERU 2.9%
500,000	Banco de Credito del Peru	5.38%		09/16/2020	519,750
3,005,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	3,135,718
835,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	863,891
92,053	Interoceanica Finance Ltd.	0.00%		11/30/2018	91,247

					4,610,606

PHILIPPINES 1.9%
1,565,000	BDO Unibank, Inc.	2.63%		10/24/2021	1,502,866
1,075,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,014,640
800,000	Union Bank of the Philippines	3.37%		11/29/2022	767,959

					3,285,465

SINGAPORE 6.4%
3,335,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	3,230,781
2,200,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	2,206,695
750,000	Temasek Financial Ltd.	2.38%		01/23/2023	719,882
2,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	2,003,420
2,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	1,970,880
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	191,194

					10,322,852

	Total Foreign Corporate Bonds (Cost $135,888,578)				133,337,338

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 16.0%

CHILE 3.7%
5,675,000	Chile Government International Bond	2.25%	10/30/2022	5,453,959
500,000	Chile International Government Bond	3.25%	09/14/2021	501,010

				5,954,969

COSTA RICA 0.8%
1,150,000	Costa Rica Government International Bond	10.00%	08/01/2020	1,236,250

				1,236,250

DOMINICAN REPUBLIC 1.6%
2,470,000	Dominican Republic International Bond	7.50%	05/06/2021	2,590,412

				2,590,412

INDONESIA 3.4%
2,505,000	Indonesia Government International Bond	4.88%	05/05/2021	2,584,424
2,805,000	Indonesia Government International Bond	3.70%	01/08/2022	2,790,018

				5,374,442

ISRAEL 1.7%
2,700,000	Israel Government International Bond	4.00%	06/30/2022	2,761,825

				2,761,825

MALAYSIA 0.8%
1,250,000	Wakala Global Sukuk BHD	4.65%	07/06/2021	1,294,362

				1,294,362

MEXICO 1.0%
1,670,000	Mexico Government International Bond	3.63%	03/15/2022	1,675,528

				1,675,528

PHILIPPINES 3.0%
4,500,000	Philippine Government International Bond	4.00%	01/15/2021	4,586,782

				4,586,782

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $26,066,044)			25,474,570

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	109

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2018

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.2%
21,248	Frontera Energy Corporation*				297,476

	Total Exchange Traded Funds and Common Stocks (Cost $1,923,481)				297,476

SHORT TERM INVESTMENTS 1.0%
530,433	First American Government Obligations Fund - Class X	1.91%	♦		530,433
530,433	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		530,433
530,433	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		530,433

	Total Short Term Investments (Cost $1,591,299)				1,591,299

	Total Investments 100.1% (Cost $165,469,402)				160,700,683
	Liabilities in Excess of Other Assets (0.1)%				(127,353)

	NET ASSETS 100.0%				$160,573,330

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	82.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	16.0%
Short Term Investments	1.0%
Exchange Traded Funds and Common Stocks	0.2%
Other Assets and Liabilities	(0.1)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	23.9%
Energy	23.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	16.0%
Transportation	9.8%
Telecommunications	6.9%
Consumer Products	3.7%
Utilities	3.5%
Finance	3.0%
Conglomerates	2.5%
Pulp & Paper	1.7%
Mining	1.7%
Chemical Products	1.5%
Short Term Investments	1.0%
Media	0.7%
Chemicals/Plastics	0.4%
Retailers (other than Food/Drug)	0.2%
Construction	0.0%	~
Other Assets and Liabilities	(0.1)%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
India	14.0%
Mexico	12.7%
Chile	11.4%
Malaysia	7.2%
Panama	6.8%
Singapore	6.4%
Colombia	6.4%
China	6.3%
Brazil	5.2%
Philippines	4.9%
Israel	3.5%
Indonesia	3.4%
Peru	2.9%
Hong Kong	2.5%
Argentina	1.7%
Dominican Republic	1.6%
Costa Rica	1.1%
United States	1.0%
Guatemala	0.8%
Jamaica	0.3%
Other Assets and Liabilities	(0.1)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At September 30, 2018, the value of these securities amounted to $8,220,357 or 5.1% of net assets.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

†	Perpetual Maturity

♦	Seven-day yield as of September 30, 2018

*	Non-income producing security

~	Represents less than 0.05% of net assets.

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 71.6%

	Federal Home Loan Mortgage Corporation,
1,741,774	Series 4057-ZB	3.50%	>	06/15/2042	1,666,562
1,741,774	Series 4057-ZC	3.50%	>	06/15/2042	1,665,561
1,176,210	Series 4194-ZL	3.00%	>	04/15/2043	1,050,078
2,629,469	Series 4204-QZ	3.00%	>	05/15/2043	2,298,114
1,807,347	Series 4206-LZ	3.50%	>	05/15/2043	1,711,021
662,945	Series 4210-Z	3.00%	>	05/15/2043	581,542
350,230	Series 4226-GZ	3.00%		07/15/2043	315,278
2,525,215	Series 4390-NZ	3.00%	>	09/15/2044	2,221,277
2,237,830	Series 4417-PZ	3.00%	>	12/15/2044	1,980,380
2,987,179	Series 4420-CZ	3.00%	>	12/15/2044	2,624,649
2,187,233	Series 4440-ZD	2.50%	>	02/15/2045	1,821,347
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,026,748
2,215,591	Series 4461-LZ	3.00%	>	03/15/2045	1,923,082

	Federal National Mortgage Association,
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	1,729,808
1,741,774	Series 2012-68-ZA	3.50%	>	07/25/2042	1,668,506
2,481,012	Series 2012-92-AZ	3.50%	>	08/25/2042	2,368,865
3,224,613	Series 2013-127-MZ	3.00%	>	12/25/2043	2,884,666
543,770	Series 2013-66-ZK	3.00%		07/25/2043	451,382
1,802,091	Series 2013-74-ZH	3.50%	>	07/25/2043	1,710,809
1,312,837	Series 2014-42-BZ	3.00%	>	07/25/2044	1,173,124
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,354,262
904,000	Series 2014-68-TD	3.00%		11/25/2044	832,825
2,616,081	Series 2014-80-DZ	3.00%	>	12/25/2044	2,292,790
858,163	Series 2014-80-KL	2.00%		05/25/2043	639,113
3,274,029	Series 2015-16-ZY	2.50%	>	04/25/2045	2,658,401
2,903,031	Series 2015-52-GZ	3.00%	>	07/25/2045	2,542,546
1,447,927	Series 2018-21-PO	0.00%	P/O	04/25/2048	1,117,292

	Government National Mortgage Association,
520,599	Series 2013-180-LO	0.00%	P/O	11/16/2043	417,909
3,417,004	Series 2015-53-EZ	2.00%	>	04/16/2045	2,403,189
3,036,869	Series 2015-79-VZ	2.50%	>	05/20/2045	2,502,343
292,709	Series 2016-12-MZ	3.00%	>	01/20/2046	246,935

	Total US Government and Agency Mortgage Backed Obligations (Cost $53,281,690)				49,880,404

US GOVERNMENT AND AGENCY OBLIGATIONS 16.4%
1,900,000	Tennessee Valley Authority	5.38%		04/01/2056	2,464,489
1,700,000	Tennessee Valley Authority	4.63%		09/15/2060	1,970,502
1,000,000	United States Treasury Strip Principal	0.00%		05/15/2040	507,107

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,900,000	United States Treasury Strip Principal	0.00%		11/15/2046	4,467,227
500,000	United States Treasury Strip Principal	0.00%		02/15/2048	196,840
200,000	United States Treasury Notes	4.63%		02/15/2040	245,254
200,000	United States Treasury Notes	2.75%		11/15/2047	183,015
1,400,000	United States Treasury Notes	3.13%		05/15/2048	1,380,969

	Total US Government and Agency Obligations (Cost $11,972,910)				11,415,403

SHORT TERM INVESTMENTS 11.6%
442,660	First American Government Obligations Fund - Class X	1.91%	♦		442,660
442,660	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		442,660
442,660	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		442,660
6,800,000	United States Treasury Bills	0.00%		11/29/2018	6,776,442

	Total Short Term Investments (Cost $8,105,320)				8,104,422

	Total Investments 99.6% (Cost $73,359,920)				69,400,229
	Other Assets in Excess of Liabilities 0.4%				281,179

	NET ASSETS 100.0%				$69,681,408

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	71.6%
US Government and Agency Obligations	16.4%
Short Term Investments	11.6%
Other Assets and Liabilities	0.4%

100.0%

P/O	Principal only security

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

♦	Seven-day yield as of September 30, 2018

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/ Unrealized Appreciation (Depreciation)
CME Ultra Long Term US Treasury Bond Future	Long	154	12/19/2018	23,759,313	$(954,389)
CME Long Term US Treasury Bond Future	Short	(135)	12/19/2018	(18,967,500)	607,227
Ultra 10-Year US Treasury Note Future	Short	(82)	12/19/2018	(10,332,000)	195,866

					$(151,296)

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	111

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 97.0%
7,869,753	First American Government Obligations Fund - Class X	1.91%	♦		7,869,753
7,869,753	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		7,869,753
7,869,753	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		7,869,753
77,000,000	United States Treasury Bills	0.00%		10/18/2018	76,925,005
10,000,000	United States Treasury Bills	0.00%		10/25/2018	9,986,184
45,000,000	United States Treasury Bills	0.00%		02/28/2019	44,573,672

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
37,000,000	United States Treasury Bills	0.00%	03/28/2019	36,579,228
105,000,000	United States Treasury Bills	0.00%	04/25/2019	103,594,801
75,000,000	United States Treasury Bills	0.00%	06/20/2019	73,687,953
80,000,000	United States Treasury Bills	0.00%	07/18/2019	78,427,555
111,500,000	United States Treasury Bills	0.00%	08/15/2019	109,062,331
30,000,000	United States Treasury Bills	0.00%	09/12/2019	29,283,852

	Total Short Term Investments (Cost $586,037,021)			585,729,840

	Total Investments 97.0% (Cost $586,037,021)			585,729,840
	Other Assets in Excess of Liabilities 3.0%			18,093,968

	NET ASSETS 100.0%			$603,823,808

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	97.0%
Other Assets and Liabilities	3.0%

100.0%

♦	Seven-day yield as of September 30, 2018

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Commodity Beta Basket Swap[g]	Barclays Capital, Inc.	Long	0.20%	Termination	10/01/2018	183,000,000	$6,040,011
Commodity Beta Basket Swap[g]	Bank of America Merrill Lynch	Long	0.23%	Termination	10/01/2018	130,000,000	4,287,021
Commodity Beta Basket Swap[g]	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	10/01/2018	96,000,000	3,227,813
Long Commodity Basket Swap[f]	Canadian Imperial Bank of Commerce	Long	0.20%	Termination	10/01/2018	45,800,000	1,962,730
Long Commodity Basket Swap[f]	Bank of America Merrill Lynch	Long	0.20%	Termination	10/01/2018	42,200,000	1,781,738
Commodity Beta Basket Swap[g]	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	11/01/2018	1,900,000	7,531
Short Commodity Basket Swap[y]	Bank of America Merrill Lynch	Short	0.00%	Termination	10/01/2018	(42,200,000)	156,004
Short Commodity Basket Swap[y]	Canadian Imperial Bank of Commerce	Short	0.00%	Termination	10/01/2018	(45,800,000)	62,929

							$17,525,777

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

f	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Brent Crude Index ER	SG2MBRP	0.03	$28	20.3%
S&P GSCI 2 Month Forward Unleaded Gas Index ER	SG2MHUP	0.03	28	20.3%
S&P GSCI 2 Month Forward Crude Oil Index ER	SG2MCLP	0.06	28	20.2%
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.31	28	20.1%
S&P GSCI 2 Month Forward Aluminum Index ER	SG2MIAP	0.51	28	19.1%

			$140	100.0%

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

g

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At September 30, 2018, all constituents and their weightings were as follows:

Index	Ticker	Contract Value d	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.18	$81	17.9%
Soybean Future	S 1	0.31	76	16.7%
Brent Crude Future	CO1	0.10	59	13.0%
Crude Oil Future	CL1	0.10	57	12.6%
Nickel Future	LN1	0.21	55	12.0%
Low Sulphur Gas Oil Future	QS1	0.11	27	6.0%
Gasoline RBOB Future	XB1	0.07	25	5.4%
Live Cattle Future	LC1	0.12	23	5.0%
Cotton No. 2 Future	CT1	0.34	19	4.2%
Sugar No. 11 Future	SB1	0.16	17	3.8%
NY Harbor ULSD Heating Oil Future	HO1	0.09	16	3.4%

			$455	100.0%

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Natural Gas Index ER	SG2MNGP	1.21	$18	21.0%
S&P GSCI 2 Month Forward Coffee Index ER	SG2MKCP	1.69	17	20.3%
S&P GSCI 2 Month Forward Soybeans Index ER	SG2MSOP	0.07	17	20.1%
S&P GSCI 2 Month Forward Corn Index ER	SG2MCNP	0.70	16	19.4%
S&P GSCI 2 Month Forward Wheat Index ER	SG2MWHP	1.38	16	19.2%

			$84	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	113

Schedule of Investments DoubleLine Global Bond Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 74.1%

AUSTRALIA 3.9%
18,400,000	AUD	Australia Government Bond	1.75%		11/21/2020	13,223,006
6,410,000	AUD	Australia Government Bond	5.50%		04/21/2023	5,285,107
18,500,000	AUD	Australia Government Bond	3.25%		04/21/2025	14,005,658

						32,513,771

BELGIUM 4.2%
9,520,000	EUR	Kingdom of Belgium Government Bond	0.80%	^	06/22/2025	11,351,369
19,880,000	EUR	Kingdom of Belgium Government Bond	1.00%	^	06/22/2026	23,855,700

						35,207,069

CANADA 2.4%
9,300,000	CAD	Canadian Government Bond	2.75%		06/01/2022	7,316,902
14,000,000	CAD	Canadian Government Bond	1.50%		06/01/2023	10,447,459
3,240,000	CAD	Canadian Government Bond	2.25%		06/01/2025	2,486,910

						20,251,271

CZECH REPUBLIC 4.5%
473,000,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	19,904,112
200,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	10,943,040
147,200,000	CZK	Czech Republic Government Bond	2.40%		09/17/2025	6,777,636

						37,624,788

FRANCE 4.4%
19,890,000	EUR	French Republic Government Bond	0.25%		11/25/2026	22,580,204
4,945,000	EUR	French Republic Government Bond	1.00%		05/25/2027	5,929,418
6,840,000	EUR	French Republic Government Bond	0.75%		05/25/2028	7,944,435

						36,454,057

GERMANY 2.2%
6,500,000	EUR	Bundesrepublik Deutschland	0.50%		02/15/2026	7,720,079
4,950,000	EUR	Bundesrepublik Deutschland	0.00%		08/15/2026	5,636,979
4,350,000	EUR	Bundesrepublik Deutschland	0.25%		02/15/2027	5,029,261

						18,386,319

HUNGARY 2.1%
3,100,000,000	HUF	Hungary Government Bond	3.50%		06/24/2020	11,594,518
1,682,500,000	HUF	Hungary Government Bond	1.75%		10/26/2022	5,954,130

						17,548,648

IRELAND 5.2%
10,725,000	EUR	Ireland Government Bond	5.40%		03/13/2025	16,319,249
16,600,000	EUR	Ireland Government Bond	1.00%		05/15/2026	19,716,415

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,650,000	EUR	Ireland Government Bond	0.90%		05/15/2028	7,662,243

						43,697,907

ISRAEL 1.5%
25,130,000	ILS	Israel Government Bond	4.25%		03/31/2023	7,979,988
16,645,000	ILS	Israel Government Bond	1.75%		08/31/2025	4,573,325

						12,553,313

JAPAN 19.7%
1,210,000,000	JPY	Japan Government Ten Year Bond	0.40%		06/20/2025	10,934,526
1,287,500,000	JPY	Japan Government Ten Year Bond	0.40%		09/20/2025	11,640,226
332,000,000	JPY	Japan Government Ten Year Bond	0.30%		12/20/2025	2,980,303
1,650,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	14,570,029
1,305,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2027	11,489,203
2,230,000,000	JPY	Japan Government Ten Year Bond	0.10%		03/20/2028	19,616,640
1,385,000,000	JPY	Japan Government Twenty Year Bond	2.20%		09/20/2027	14,477,772
1,495,000,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	15,567,013
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	9,424,403
1,305,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	13,324,760
1,300,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	12,930,172
1,240,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	12,143,422
1,740,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	14,955,592

						164,054,061

MEXICO 5.2%
839,100,000	MXN	Mexican Bonos	6.50%		06/09/2022	43,074,607

						43,074,607

NEW ZEALAND 2.9%
13,740,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	10,491,568
20,650,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	14,114,187

						24,605,755

PERU 1.0%
25,430,000	PEN	Peruvian Government International Bond	6.95%	^	08/12/2031	8,419,684

						8,419,684

POLAND 3.7%
81,100,000	PLN	Republic of Poland Government Bond	1.50%		04/25/2020	22,037,871
15,450,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	4,207,389
15,800,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	4,368,485

						30,613,745

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PORTUGAL 3.7%
14,200,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	17,664,721
10,020,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	12,803,738

						30,468,459

SOUTH AFRICA 2.7%
59,525,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	4,114,186
294,300,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	18,815,637

						22,929,823

SPAIN 4.8%
7,550,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	10,423,574
4,875,000	EUR	Spain Government Bond	0.40%		04/30/2022	5,700,216
7,820,000	EUR	Spain Government Bond	0.35%		07/30/2023	9,003,991
10,900,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	14,121,720
350,000	EUR	Spain Government Bond	1.60%	^	04/30/2025	424,916

						39,674,417

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $616,230,318)				618,077,694

US GOVERNMENT AND AGENCY OBLIGATIONS 22.3%

UNITED STATES 22.3%
10,500,000	USD	United States Treasury Notes	1.38%		04/30/2020	10,274,209
8,100,000	USD	United States Treasury Notes	1.63%		06/30/2020	7,939,107
7,000,000	USD	United States Treasury Notes	1.38%		08/31/2020	6,813,516
7,000,000	USD	United States Treasury Notes	2.00%		12/31/2021	6,806,406
10,000,000	USD	United States Treasury Notes	1.50%		01/31/2022	9,557,813
7,500,000	USD	United States Treasury Notes	1.75%		04/30/2022	7,205,859
12,500,000	USD	United States Treasury Notes	1.88%		08/31/2022	12,017,334
12,300,000	USD	United States Treasury Notes	2.00%		11/30/2022	11,853,404
7,500,000	USD	United States Treasury Notes	2.25%		01/31/2024	7,237,354
10,100,000	USD	United States Treasury Notes	2.50%		05/15/2024	9,854,207
12,300,000	USD	United States Treasury Notes	2.00%		06/30/2024	11,669,385
12,700,000	USD	United States Treasury Notes	2.38%		08/15/2024	12,284,273
13,000,000	USD	United States Treasury Notes	2.00%		02/15/2025	12,247,168
10,000,000	USD	United States Treasury Notes	2.00%		08/15/2025	9,374,219
13,500,000	USD	United States Treasury Notes	1.63%		02/15/2026	12,255,205
13,500,000	USD	United States Treasury Notes	2.00%		11/15/2026	12,495,410
12,000,000	USD	United States Treasury Notes	2.25%		08/15/2027	11,256,797

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,100,000	USD	United States Treasury Notes	2.88%		05/15/2043	8,602,877
5,800,000	USD	United States Treasury Notes	3.75%		11/15/2043	6,349,981

		Total US Government and Agency Obligations (Cost $193,285,517)				186,094,524

SHORT TERM INVESTMENTS 2.3%
6,491,526		First American Government Obligations Fund - Class X	1.91%	♦		6,491,526
6,491,525		JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		6,491,525
6,491,525		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		6,491,525

		Total Short Term Investments (Cost $19,474,576)				19,474,576

		Total Investments 98.7% (Cost $828,990,411)				823,646,794
		Other Assets in Excess of Liabilities 1.3%				11,067,541

		NET ASSETS 100.0%				$834,714,335

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	74.1%
US Government and Agency Obligations	22.3%
Short Term Investments	2.3%
Other Assets and Liabilities	1.3%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	24.6%
Japan	19.7%
Ireland	5.2%
Mexico	5.2%
Spain	4.8%
Czech Republic	4.5%
France	4.4%
Belgium	4.2%
Australia	3.9%
Poland	3.7%
Portugal	3.7%
New Zealand	2.9%
South Africa	2.7%
Canada	2.4%
Germany	2.2%
Hungary	2.1%
Israel	1.5%
Peru	1.0%
Other Assets and Liabilities	1.3%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	115

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	(Unaudited) September 30, 2018

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of these securities amounted to $99,065,422 or 11.9% of net assets.

♦	Seven-day yield as of September 30, 2018

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Infrastructure Income Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 45.7%

	AASET Ltd.,
1,870,483	Series 2018-1A-A	3.84%	^	01/16/2038	1,852,495

	Blackbird Capital Aircraft Lease Securitization Ltd.,
5,822,917	Series 2016-1A-B	5.68%	^§	12/16/2041	6,008,831

	CAL Funding Ltd.,
1,746,000	Series 2013-1A-A	3.35%	^	03/27/2028	1,726,228
4,708,333	Series 2018-1A-A	3.96%	^	02/25/2043	4,654,045

	Castlelake Aircraft Securitization Trust,
1,356,436	Series 2015-1A-A	4.70%	^§	12/15/2040	1,366,895
7,934,370	Series 2016-1-A	4.45%		08/15/2041	7,913,598
7,126,812	Series 2017-1-A	3.97%		07/15/2042	7,035,140

	CLI Funding LLC,
193,013	Series 2013-1A-NOTE	2.83%	^	03/18/2028	188,126
1,601,017	Series 2013-2A-NOTE	3.22%	^	06/18/2028	1,567,406
776,001	Series 2014-1A-A	3.29%	^	06/18/2029	760,376
3,981,186	Series 2014-2A-A	3.38%	^	10/18/2029	3,906,894
4,268,120	Series 2017-1A-A	3.62%	^	05/18/2042	4,176,367
3,825,435	Series 2018-1A-A	4.03%	^	04/18/2043	3,804,709

	Eagle Ltd.,
248,142	Series 2014-1A-A1	2.57%	^	12/15/2039	248,471

	ECAF Ltd.,
1,993,989	Series 2015-1A-A1	3.47%	^	06/15/2040	1,977,265

	Falcon Aerospace Ltd.,
11,464,754	Series 2017-1-A	4.58%	^	02/15/2042	11,500,547

	Global SC Finance Ltd.,
4,805,500	Series 2018-1A-A	4.29%	^	05/17/2038	4,822,358

	Global SC Finance SRL,
2,520,833	Series 2013-1A-A	2.98%	^	04/17/2028	2,476,511
3,187,917	Series 2014-1A-A1	3.19%	^	07/17/2029	3,109,184

	Harbour Aircraft Investments Ltd.,
16,454,502	Series 2017-1-A	4.00%		11/15/2037	16,288,871

	Helios Issuer LLC,
16,230,320	Series 2017-1A-A	4.94%	^	09/20/2049	16,574,834

	HERO Funding Trust,
50,388	Series 2015-2A-A	3.99%	^	09/20/2040	50,415
1,515,472	Series 2016-3A-A2	3.91%	^	09/20/2042	1,497,863
3,453,035	Series 2016-4A-A2	4.29%	^	09/20/2047	3,481,447

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	2,178,452

	Mosaic Solar Loan Trust,
9,615,945	Series 2017-1A-A	4.45%	^	06/20/2042	9,694,963
4,546,721	Series 2018-1A-A	4.01%	^	06/22/2043	4,513,185

	NP SPE II LLC,
2,995,129	Series 2017-1A-A1	3.37%	^	10/21/2047	2,931,770

	NP SPE LLC,
197,315	Series 2016-1A-A1	4.16%	^	04/20/2046	197,060

	SBA Tower Trust,
2,500,000	Series 2016-1	2.88%	^	07/09/2021	2,461,510
8,050,000	Series 2017-1	3.17%	^	04/11/2022	7,933,141

	Shenton Aircraft Investment Ltd.,
216,683	Series 2015-1A-A	4.75%	^	10/15/2042	218,786

	Sprite Ltd.,
5,648,427	Series 2017-1-A	4.25%	^	12/15/2037	5,635,797

	STARR,
1,952,381	Series 2018-1-A	4.09%	^	05/15/2043	1,949,001

	TAL Advantage LLC,
180,833	Series 2013-2A-A	3.55%	^	11/20/2038	178,838
596,917	Series 2014-1A-A	3.51%	^	02/22/2039	589,605
893,749	Series 2014-1A-B	4.10%	^	02/22/2039	881,295
19,062,479	Series 2017-1A-A	4.50%		04/20/2042	19,238,211

	Textainer Marine Containers Ltd.,
6,107,950	Series 2017-1A-A	3.72%	^	05/20/2042	6,028,181

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Thunderbolt Aircraft Lease Ltd.,
8,142,857	Series 2017-A-A	4.21%	^§	05/17/2032	8,229,074
2,000,000	Series 2018-A-A	4.15%	^§	09/15/2038	1,994,546
3,000,000	Series 2018-A-B	5.07%	^§	09/15/2038	3,018,360

	Trinity Rail Leasing LLC,
4,085,081	Series 2010-1A-A	5.19%	^	10/16/2040	4,245,325

	Trip Rail Master Funding LLC,
2,946,321	Series 2017-1A-A1	2.71%	^	08/15/2047	2,904,743

	Triton Container Finance LLC,
4,389,969	Series 2017-1A-A	3.52%	^	06/20/2042	4,279,411
1,803,932	Series 2017-2A-A	3.62%	^	08/20/2042	1,766,117
9,500,000	Series 2018-1A-A	3.95%	^	03/20/2043	9,398,730

	USQ Rail LLC,
4,748,098	Series 2018-1-A1	3.78%	^	04/25/2048	4,684,006

	Vantage Data Centers Issuer LLC,
11,681,458	Series 2018-1A-A2	4.07%	^	02/16/2043	11,700,765

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	^	02/15/2048	5,924,287

	Vivint Colar Financing LLC,
5,000,000	Series 2018-1A-A	4.73%	^	04/30/2048	4,989,468

	Wildcat LLC,
6,018,541	Series 2017-1A-A	4.12%	¥Þ	06/08/2024	6,014,328

	Zephyrus Capital Aviation Partners Ltd.,
10,000,000	Series 2018-1-A	4.61%	^	10/15/2038	9,851,849

	Total Asset Backed Obligations (Cost $250,955,333)				250,619,680

FOREIGN CORPORATE BONDS 21.6%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	^	07/30/2027	3,295,202
7,474,923	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	7,708,514
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	10,256,648
10,500,000	Celeo Redes Operacion Chile S.A.	5.20%	^	06/22/2047	10,512,915
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,536,892
2,000,000	Emirates Semb Corp Water & Power Company PJSC	4.45%	^	08/01/2035	1,902,070
7,507,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	7,580,193
10,028,580	Energia Eolica S.A.	6.00%	¥Þ	08/30/2034	10,179,009
3,084,722	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,157,984
5,341,970	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	5,468,841
3,330,697	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	2,847,746
7,660,612	Interoceanica Finance Ltd.	0.00%		11/30/2025	6,549,823
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	3,703,700
8,600,000	Korea Expressway Corporation, (3 Month LIBOR USD + 0.70%)	3.05%	^	04/20/2020	8,618,373
6,500,000	Lima Metro Finance Ltd.	5.88%	^	07/05/2034	6,759,838
350,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	363,991
3,300,000	Mexico City Airport Trust	4.25%	^	10/31/2026	3,114,375
4,850,000	Panama Metro Line SP	0.00%	^	12/05/2022	4,461,515
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,017,159
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,334,146
5,925,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	5,957,940
840,000	Transelec S.A.	4.63%	^	07/26/2023	859,379

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	117

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	Transelec S.A.	4.25%	^	01/14/2025	496,875
6,000,000	Transelec S.A.	3.88%	^	01/12/2029	5,557,500

	Total Foreign Corporate Bonds (Cost $120,749,547)				118,240,628

US CORPORATE BONDS 27.3%
6,383,000	Ameren Corporation	3.65%		02/15/2026	6,210,835
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	6,710,991
11,250,000	American Tower Corporation	4.40%		02/15/2026	11,275,678
700,000	American Tower Corporation	3.38%		10/15/2026	652,701
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	498,067
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	7,383,616
2,500,000	Commonwealth Edison Company	4.35%		11/15/2045	2,536,876
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,404,607
3,557,000	Crown Castle International Corporation	3.70%		06/15/2026	3,403,142
5,250,000	Crown Castle International Corporation	3.65%		09/01/2027	4,939,404
9,000,000	Digital Realty Trust	3.70%		08/15/2027	8,560,577
4,175,000	DTE Energy Company	2.85%		10/01/2026	3,834,241
5,000,000	DTE Energy Company	3.80%		03/15/2027	4,893,132
700,000	Duke Energy Corporation	3.15%		08/15/2027	651,884
8,655,000	Duquesne Light Holdings, Inc.	3.62%	^	08/01/2027	8,081,856
8,635,000	Eversource Energy	2.80%		05/01/2023	8,343,007
7,266,000	Exelon Corporation	3.40%		04/15/2026	6,960,714
10,000,000	ITC Holdings Corporation	3.25%		06/30/2026	9,451,861
6,873,000	Metropolitan Edison Company	4.00%	^	04/15/2025	6,813,269
6,000,000	MPLX LP	4.00%		03/15/2028	5,778,977
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,018,450
100,000	Oglethorpe Power Corporation	4.25%		04/01/2046	93,989
7,220,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	6,935,126
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	6,782,560
6,000,000	Spectra Energy Partners LP	4.75%		03/15/2024	6,206,076
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	6,886,566

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,208,368

	Total US Corporate Bonds (Cost $155,811,155)				149,516,570

SHORT TERM INVESTMENTS 6.9%
12,513,231	First American Government Obligations Fund - Class X	1.91%	♦		12,513,231
12,513,230	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		12,513,230
12,513,231	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		12,513,231

	Total Short Term Investments (Cost $37,539,692)				37,539,692

	Total Investments 101.5% (Cost $565,055,727)				555,916,570
	Liabilities in Excess of Other Assets (1.5)%				(8,305,700)

	NET ASSETS 100.0%				$547,610,870

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	45.7%
US Corporate Bonds	27.3%
Foreign Corporate Bonds	21.6%
Short Term Investments	6.9%
Other Assets and Liabilities	(1.5)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	45.7%
Utilities	24.7%
Transportation	12.0%
Energy	6.9%
Short Term Investments	6.9%
Telecommunications	5.3%
Other Assets and Liabilities	(1.5)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of these securities amounted to $291,535,234 or 53.2% of net assets.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

¥	Illiquid security

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of September 30, 2018

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Ultra Short Bond Fund	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 15.0%
2,000,000	ABN AMRO Bank N.V. (3 Month LIBOR USD + 0.57%)	2.88%	^	08/27/2021	2,007,026
4,000,000	Australia and New Zealand Banking Group Ltd. (3 Month LIBOR USD + 0.46%)	2.77%	^	05/17/2021	4,009,693
3,500,000	Bank of Nova Scotia (3 Month LIBOR USD + 0.20%)	2.54%		11/09/2018	3,500,721
3,000,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.41%)	2.75%		09/20/2019	3,007,294
500,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.31%)	2.65%		10/05/2020	501,290
2,000,000	Diageo Capital PLC (3 Month LIBOR USD + 0.24%)	2.56%		05/18/2020	2,003,786
3,000,000	HSBC Holdings PLC (3 Month LIBOR USD + 0.60%)	2.92%		05/18/2021	3,006,526
2,000,000	HSBC Holdings PLC (3 Month LIBOR USD + 0.65%)	2.98%		09/11/2021	2,003,111
3,500,000	Lloyds Bank Group PLC (3 Month LIBOR USD + 0.49%)	2.83%		05/07/2021	3,513,510
1,500,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.65%)	2.98%		07/26/2021	1,507,039
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 1.06%)	3.39%		09/13/2021	1,727,848
1,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.51%)	2.82%	^	05/22/2020	1,004,739
3,000,000	Santander UK PLC (3 Month LIBOR USD + 0.30%)	2.65%		11/03/2020	3,000,550
2,000,000	Santander UK PLC (3 Month LIBOR USD + 0.62%)	2.94%		06/01/2021	2,013,260
250,000	Sumitomo Mitsui Banking Corporation (3 Month LIBOR USD + 0.54%)	2.87%		01/11/2019	250,329
1,000,000	Sumitomo Mitsui Banking Corporation (3 Month LIBOR USD + 0.35%)	2.69%		01/17/2020	1,002,004
500,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 1.68%)	4.01%		03/09/2021	514,812
3,000,000	UBS AG (3 Month LIBOR USD + 0.58%)	2.91%	^	06/08/2020	3,013,908
1,355,000	UBS AG (3 Month LIBOR USD + 0.48%)	2.80%	^	12/01/2020	1,357,676
250,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.56%)	2.88%		08/19/2019	251,100
2,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 1.00%)	3.34%		05/13/2021	2,033,860

	Total Foreign Corporate Bonds (Cost $41,139,501)				41,230,082

US CORPORATE BONDS 24.9%
1,000,000	Allstate Corporation (3 Month LIBOR USD + 0.43%)	2.82%		03/29/2021	1,001,554
1,500,000	Altria Group, Inc.	9.70%		11/10/2018	1,511,046

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,600,000	Altria Group, Inc.	9.25%		08/06/2019	1,685,837
2,700,000	American Express Company (3 Month LIBOR USD + 0.53%)	2.84%		05/17/2021	2,715,793
2,000,000	American Express Credit Corporation (3 Month LIBOR USD + 0.70%)	3.02%		03/03/2022	2,013,166
1,000,000	American Honda Finance Corporation	2.13%		10/10/2018	999,873
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.15%)	2.49%		11/13/2019	2,002,736
2,500,000	Bank of America (3 Month LIBOR USD + 0.25%)	2.56%		08/28/2020	2,501,493
1,950,000	BB&T Corporation (3 Month LIBOR USD + 0.57%)	2.90%		06/15/2020	1,962,463
475,000	BMW Capital LLC (3 Month LIBOR USD + 0.41%)	2.74%	^	09/13/2019	476,517
4,500,000	BMW Capital LLC (3 Month LIBOR USD + 0.50%)	2.82%	^	08/13/2021	4,513,308
1,095,000	Boeing Company	6.00%		03/15/2019	1,111,159
2,000,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.28%)	2.60%		09/07/2021	2,002,553
1,400,000	Citibank N.A. (3 Month LIBOR USD + 0.50%)	2.83%		06/12/2020	1,408,457
1,600,000	Citibank N.A. (3 Month LIBOR USD + 0.35%)	2.69%		02/12/2021	1,601,038
2,000,000	Citibank N.A. (3 Month LIBOR USD + 0.57%)	2.92%		07/23/2021	2,011,824
1,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.45%)	2.76%	^	02/22/2021	1,000,848
4,750,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.55%)	2.89%	^	05/04/2021	4,768,042
2,000,000	Fifth Third Bank (3 Month LIBOR USD + 0.44%)	2.77%		07/26/2021	2,004,579
4,000,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.48%)	2.81%	^	06/11/2021	4,020,286
1,500,000	JP Morgan Chase & Company (3 Month LIBOR USD + 0.63%)	2.97%		01/28/2019	1,502,993
2,000,000	JP Morgan Chase & Company (3 Month LIBOR USD + 0.68%)	3.00%		06/01/2021	2,011,882
3,000,000	Metropolitan Life Global Funding (3 Month LIBOR USD + 0.23%)	2.57%	^	01/08/2021	3,002,882
1,000,000	Morgan Stanley (3 Month LIBOR USD + 0.98%)	3.31%		06/16/2020	1,011,283
4,000,000	Morgan Stanley (3 Month LIBOR USD + 0.55%)	2.89%		02/10/2021	4,013,594
500,000	New York Life Global Funding (3 Month LIBOR USD + 0.32%)	2.66%	^	08/06/2021	501,234
250,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 1.01%)	3.34%	^	03/08/2019	250,919
1,800,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.58%)	2.92%	^	01/13/2020	1,806,525
3,000,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.52%)	2.85%	^	03/15/2021	3,006,629
1,000,000	Pacific Gas & Electric Company (3 Month LIBOR USD + 0.23%)	2.54%		11/28/2018	999,229
4,000,000	PNC Bank N.A. (3 Month LIBOR USD + 0.25%)	2.60%		01/22/2021	4,001,676
250,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.26%)	2.60%		04/17/2020	250,478

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	119

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,000,000	Wells Fargo & Company (3 Month LIBOR USD + 0.50%)	2.85%		07/23/2021	5,013,369

	Total US Corporate Bonds (Cost $68,581,909)				68,685,265

SHORT TERM INVESTMENTS 61.7%

COMMERCIAL PAPER 58.0%
5,500,000	Airbus SE	0.00%	^	10/11/2018	5,495,907
1,500,000	American Honda Finance Corporation	0.00%		10/26/2018	1,497,425
1,000,000	American Honda Finance Corporation	0.00%		11/21/2018	996,611
2,000,000	Apple, Inc.	0.00%	^	11/26/2018	1,992,776
1,000,000	Apple, Inc.	0.00%	^	01/07/2019	993,516
2,000,000	Apple, Inc.	0.00%	^	01/22/2019	1,984,881
2,000,000	Arkansas Electric Corporation	0.00%	^	10/10/2018	1,998,541
3,000,000	Arkansas Electric Corporation	0.00%	^	11/26/2018	2,989,016
5,000,000	Atmos Energy Corporation	0.00%	^	10/09/2018	4,996,662
1,000,000	BASF SE	0.00%	^	10/09/2018	999,338
4,500,000	BASF SE	0.00%	^	11/01/2018	4,491,475
1,000,000	Canadian National Railway Company	0.00%	^	10/15/2018	998,963
1,500,000	Canadian National Railway Company	0.00%	^	11/01/2018	1,496,871
1,000,000	Canadian National Railway Company	0.00%	^	11/05/2018	997,664
2,000,000	Canadian National Railway Company	0.00%	^	11/13/2018	1,994,324
2,000,000	Chevron Corporation	0.00%	^	11/26/2018	1,992,874
2,500,000	Chevron Corporation	0.00%	^	12/11/2018	2,488,653
3,000,000	Coca Cola Company	0.00%	^	03/13/2019	2,965,444
1,000,000	Coca Cola Company	0.00%	^	03/19/2019	987,989
1,500,000	Coca Cola Company	0.00%	^	03/20/2019	1,481,864
1,000,000	Credit Agricole Corporate and Investment Bank	0.00%		12/03/2018	995,950
3,500,000	Credit Suisse First Boston LLC	0.00%		11/09/2018	3,490,996
2,700,000	Exxon Mobil Corporation	0.00%		10/01/2018	2,699,529
3,000,000	Exxon Mobil Corporation	0.00%		10/16/2018	2,996,808
3,500,000	General Dynamics Corporation	0.00%	^	10/09/2018	3,497,663
4,000,000	General Electric Company	0.00%		12/31/2018	3,975,738
5,500,000	GlaxoSmithKline Capital PLC	0.00%	^	10/19/2018	5,492,656
5,000,000	Groupe BPCE	0.00%	^	11/06/2018	4,988,154
5,000,000	Intel Corporation	0.00%	^	11/15/2018	4,985,407
5,000,000	John Deere Corporation	0.00%	^	10/19/2018	4,993,645
1,150,000	JP Morgan Securities, Inc.	0.00%	^	11/29/2018	1,145,484
2,000,000	Komatsu Finance America, Inc.	0.00%	^	10/17/2018	1,997,701
2,000,000	Macquarie Bank Ltd.	0.00%	^	01/08/2019	1,986,258
3,000,000	Macquarie Bank Ltd.	0.00%	^	02/19/2019	2,969,508
2,500,000	MetLife	0.00%		11/14/2018	2,492,813
1,000,000	Mitsubishi UFJ Financial Group, Inc.	0.00%	^	12/06/2018	995,653
1,000,000	Mizuho Corporate Bank	0.00%	^	11/09/2018	997,437
4,500,000	Nestle Capital Corporation	0.00%	^	11/01/2018	4,490,523
3,500,000	New York Life Insurance Company	0.00%	^	10/02/2018	3,499,165
2,500,000	Nordea Bank AB	0.00%	^	12/14/2018	2,487,905
5,000,000	Novartis Finance Corporation	0.00%	^	10/01/2018	4,999,115
1,000,000	PACCAR Financial Corporation	0.00%		10/09/2018	999,332

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,473,000	PACCAR Financial Corporation	0.00%		10/18/2018	2,469,980
1,500,000	Pfizer, Inc.	0.00%	^	10/15/2018	1,498,473
2,500,000	Pfizer, Inc.	0.00%	^	12/03/2018	2,489,802
1,500,000	Pfizer, Inc.	0.00%	^	12/11/2018	1,493,056
2,500,000	Proctor and Gamble Company	0.00%	^	12/12/2018	2,488,307
1,950,000	Province of British Columbia	0.00%		10/25/2018	1,946,837
1,500,000	Qualcomm, Inc.	0.00%	^	10/17/2018	1,498,220
4,000,000	Sanofi S.A.	0.00%	^	11/26/2018	3,985,355
1,500,000	Sanofi S.A.	0.00%	^	12/17/2018	1,492,350
1,500,000	Simon Property Group LP	0.00%	^	10/23/2018	1,497,706
1,500,000	Simon Property Group LP	0.00%	^	11/06/2018	1,496,402
2,500,000	Simon Property Group LP	0.00%	^	12/18/2018	2,487,113
2,000,000	Toronto–Dominion Bank	0.00%	^	11/14/2018	1,994,107
1,000,000	Toronto–Dominion Bank	0.00%	^	11/30/2018	995,957
2,000,000	Toronto–Dominion Bank	0.00%	^	03/22/2019	1,975,237
5,000,000	Total Capital Canada Ltd.	0.00%	^	10/04/2018	4,998,138
500,000	Total Capital Canada Ltd.	0.00%	^	11/06/2018	498,783
2,000,000	Toyota Motor Credit Corporation	0.00%		11/01/2018	1,995,865
1,500,000	Toyota Motor Credit Corporation	0.00%		11/09/2018	1,496,155
1,500,000	Toyota Motor Credit Corporation	0.00%		12/21/2018	1,491,996
3,000,000	Walmart, Inc.	0.00%	^	10/01/2018	2,999,466
2,500,000	Walmart, Inc.	0.00%	^	10/09/2018	2,498,339
3,000,000	Westpac Banking Corporation	0.00%	^	11/21/2018	2,990,032

					159,795,910

MONEY MARKET FUNDS 1.9%
1,690,955	First American Government Obligations Fund - Class X	1.91%	♦		1,690,955
1,690,955	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		1,690,955
1,690,955	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		1,690,955

					5,072,865

US TREASURY BILLS 1.8%
2,000,000	United States Treasury Bills	0.00%		11/29/2018	1,993,072
3,000,000	United States Treasury Bills	0.00%		02/28/2019	2,971,578

					4,964,650

	Total Short Term Investments (Cost $169,871,724)				169,833,425

	Total Investments 101.6% (Cost $279,593,134)				279,748,772
	Liabilities in Excess of Other Assets (1.6)%				(4,315,325)

	NET ASSETS 100.0%				$275,433,447

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Commercial Paper	58.0%
US Corporate Bonds	24.9%
Foreign Corporate Bonds	15.0%
Money Market Funds	1.9%
US Treasury Bills	1.8%
Other Assets and Liabilities	(1.6)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	36.7%
Automotive	10.9%
Pharmaceuticals	7.7%
Energy	5.6%
Insurance	5.3%
Food Products	4.3%
Technology	4.2%
Utilities	4.0%
Aerospace & Defense	3.7%
Construction	2.5%
Diversified Manufacturing	2.2%
Retailers (other than Food/Drug)	2.0%
Chemicals/Plastics	2.0%
Transportation	2.0%
Real Estate	2.0%
Money Market Funds	1.9%
US Treasury Bills	1.8%
Beverage and Tobacco	1.2%
Consumer Products	0.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Other Assets and Liabilities	(1.6)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of these securities amounted to $164,990,107 or 59.9% of net assets.

♦	Seven-day yield as of September 30, 2018

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	121

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.6%

	Arcadia Receivables Credit Trust,
52,446	Series 2017-1-A	3.25%	^	06/15/2023	52,538

	AVANT Loans Funding Trust,
43,600	Series 2017-B-A	2.29%	^	06/15/2020	43,580

	CLUB Credit Trust,
9,234	Series 2017-NP1-B	3.17%	^	04/17/2023	9,234

	DRB Prime Student Loan Trust,
51,910	Series 2015-B-A3	2.54%	^	04/27/2026	51,759

	Global SC Finance SRL,
271,250	Series 2014-1A-A1	3.19%	^	07/17/2029	264,551

	Kabbage Asset Securitization LLC,
500,000	Series 2017-1-A	4.57%	^	03/15/2022	503,745

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	^	02/18/2042	491,439

	OneMain Financial Issuance Trust,
5,220	Series 2015-2A-A	2.57%	^	07/18/2025	5,226

	SBA Tower Trust,
250,000	Series 2017-1	3.17%	^	04/11/2022	246,371

	SoFi Consumer Loan Program Trust,
112,832	Series 2017-2-A	3.28%	^	02/25/2026	112,665
519,858	Series 2017-3-A	2.77%	^	05/25/2026	515,285
382,367	Series 2017-5-A1	2.14%	^	09/25/2026	380,554
291,651	Series 2018-1-A1	2.55%	^	02/25/2027	290,360

	SpringCastle America Funding LLC,
258,410	Series 2016-AA-A	3.05%	^	04/25/2029	257,595

	Springleaf Funding Trust,
1,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	980,500

	TAL Advantage LLC,
258,183	Series 2017-1A-A	4.50%		04/20/2042	260,563

	Westlake Automobile Receivables Trust,
500,000	Series 2017-1A-C	2.70%	^	10/17/2022	498,510
1,500,000	Series 2017-2A-C	2.59%	^	12/15/2022	1,486,372

	Total Asset Backed Obligations (Cost $6,501,883)				6,450,847

COLLATERALIZED LOAN OBLIGATIONS 17.2%

	AIMCO,
500,000	Series 2014-AA-AR, (3 Month LIBOR USD + 1.10%)	3.45%	^	07/20/2026	500,476

	Anchorage Capital Ltd.,
500,000	Series 2015-6A-AR, (3 Month LIBOR USD + 1.27%)	3.61%	^	07/15/2030	501,034

	Benefit Street Partners Ltd.,
250,000	Series 2013-IIIA-A1R, (3 Month LIBOR USD + 1.25%)	3.60%	^	07/20/2029	250,748

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-A, (3 Month LIBOR USD + 1.65%)	4.00%	^	10/20/2028	2,013,236

	CFIP Ltd.,
500,000	Series 2014-1A-AR, (3 Month LIBOR USD + 1.32%)	3.66%	^	07/13/2029	501,491

	CVP Ltd.,
500,000	Series 2017-1A-A, (3 Month LIBOR USD + 1.34%)	3.69%	^	07/20/2030	503,664

	Gilbert Park Ltd.,
500,000	Series 2017-1A-A, (3 Month LIBOR USD + 1.19%)	3.53%	^	10/15/2030	500,743

	Highbridge Loan Management,
500,000	Series 2014-3A-CR, (3 Month LIBOR USD + 3.60%)	5.93%	^	07/18/2029	501,882

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marathon Ltd.,
1,000,000	Series 2014-7A-A1R, (3 Month LIBOR USD + 1.32%)	3.66%	^	10/28/2025	1,000,688

	Midocean Credit,
500,000	Series 2017-7A-A1, (3 Month LIBOR USD + 1.32%)	3.66%	^	07/15/2029	500,857

	Milos Ltd.,
1,000,000	Series 2017-1A-A, (3 Month LIBOR USD + 1.25%)	3.60%	^	10/20/2030	1,001,484

	Palmer Square Loan Funding Ltd.,
707,740	Series 2017-1A-A1, (3 Month LIBOR USD + 0.74%)	3.08%	^	10/15/2025	707,232

	Steele Creek Ltd.,
500,000	Series 2015-1A-AR, (3 Month LIBOR USD + 1.26%)	3.57%	^	05/21/2029	502,700

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-A2, (3 Month LIBOR USD + 2.20%)	4.54%	^	12/21/2029	1,002,765

	Venture Ltd.,
340,312	Series 2006-7A-A2, (3 Month LIBOR USD + 0.24%)	2.59%	^	01/20/2022	340,568
500,000	Series 2017-29A-A, (3 Month LIBOR USD + 1.28%)	3.59%	^	09/07/2030	501,495

	Wind River Ltd.,
1,000,000	Series 2014-2A-AR, (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.48%	^	01/15/2031	999,845

	Zais Ltd.,
1,000,0000	Series 2014-2A-A1AR, (3 Month LIBOR USD + 1.20%)	3.54%	^	07/25/2026	1,001,330

	Total Collateralized Loan Obligations (Cost $12,842,691)				12,832,238

FOREIGN CORPORATE BONDS 9.3%
200,000	Agromercantil Senior Trust	6.25%		04/10/2019	202,498
220,000	AstraZeneca PLC	2.38%		11/16/2020	217,003
150,000	Banco del Estado de Chile	3.88%		02/08/2022	150,076
200,000	Banco Mercantil del Norte S.A., (5 Year CMT Rate + 5.04%)	6.88%		07/06/2022	201,052
200,000	Banco Santander, (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	201,750
200,000	Banco Santander, (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	203,500
200,000	Banistmo S.A.	3.65%	^	09/19/2022	191,500
150,000	BBVA Bancomer S.A.	6.75%		09/30/2022	161,132
250,000	BDO Unibank, Inc.	2.63%		10/24/2021	240,075
200,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	201,334
200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	197,848
200,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	194,293
200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	200,945
171,118	ENA Norte Trust	4.95%		04/25/2023	172,275
200,000	Fresnillo PLC	5.50%		11/13/2023	206,000

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	199,250
200,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	207,787
150,000	Inversiones CMPC S.A.	4.50%		04/25/2022	152,413
200,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	219,925
200,000	JBS Investments GMBH	7.75%		10/28/2020	204,050
200,000	Malayan Banking BHD, (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	197,468
200,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	201,450
200,000	Multibank, Inc.	4.38%		11/09/2022	198,500
200,000	Oleoducto Central S.A.	4.00%		05/07/2021	200,000
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	190,775
100,000	Pampa Energia S.A.	7.38%		07/21/2023	93,251
200,000	Panama Metro Line SP	0.00%		12/05/2022	183,980
100,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	95,230
180,000	Royal Bank of Canada	3.20%		04/30/2021	179,728
210,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	201,959
205,000	Toronto-Dominion Bank	3.25%		06/11/2021	204,998
300,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	305,400
200,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	198,250
200,000	UPL Corporation	3.25%		10/13/2021	193,616
215,000	Westpac Banking Corporation	1.60%		08/19/2019	212,793
150,000	YPF S.A.	8.50%		03/23/2021	151,688

	Total Foreign Corporate Bonds (Cost $7,055,925)				6,933,792

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.3%
200,000	Dominican Republic International Bond	7.50%		05/06/2021	209,750

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $213,308)				209,750

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.0%

	AREIT Trust,
207,000	Series 2018-CRE1-AS, (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38%	^	02/14/2035	207,311
136,000	Series 2018-CRE1-B, (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.78%	^	02/14/2035	136,680

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E, (1 Month LIBOR USD + 3.05%)	5.21%	^	12/15/2036	252,249
115,000	Series 2018-ATRM-E, (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.56%	^	06/15/2035	115,954

	Bancorp Commercial Mortgage Trust,
177,000	Series 2018-CRE4-D, (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.62%	^	09/15/2035	177,215

	BANK,
9,492,594	Series 2018-BNK11-XA	0.65%	# I/O	03/15/2061	364,974

	BBCMS Mortgage Trust,
319,000	Series 2017-GLKS-E, (1 Month LIBOR USD + 2.85%, 2.75% Floor)	5.01%	^	11/15/2034	319,389

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BBCMS Mortgage Trust, (Cont.)
360,000	Series 2018-CBM-D, (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.55%	^	07/15/2037	363,210

	BB-UBS Trust,
6,982,000	Series 2012-SHOW-XA	0.73%	#^ I/O	11/05/2036	238,122
3,844,000	Series 2012-SHOW-XB	0.28%	#^ I/O	11/05/2036	40,826

	BHMS Trust,
104,000	Series 2018-ATLS-C, (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06%	^	07/15/2035	104,214

	Bsprt Issuer Ltd.,
165,353	Series 2017-FL2-A, (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.98%	^	10/15/2034	165,428
93,000	Series 2017-FL2-AS, (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.26%	^	10/15/2034	93,115
93,000	Series 2017-FL2-B, (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.56%	^	10/15/2034	93,390

	BX Trust,
321,000	Series 2017-FL1-C, (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.11%	^	06/15/2035	323,610

	Caesars Palace Las Vegas Trust,
234,000	Series 2017-VICI-D	4.50%	#^	10/15/2034	234,513
234,000	Series 2017-VICI-E	4.50%	#^	10/15/2034	229,977

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.85%	#^ I/O	02/15/2033	227,170

	Citigroup Commercial Mortgage Trust,
3,327,664	Series 2014-GC19-XA	1.31%	# I/O	03/10/2047	159,940
122,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	112,651
284,000	Series 2016-GC36-D	2.85%	^	02/10/2049	229,618
268,000	Series 2018-TBR-E, (1 Month LIBOR USD + 2.80%, 2.90% Floor)	4.96%	^	12/15/2036	270,336
255,000	Series 2018-TBR-F, (1 Month LIBOR USD + 3.65%, 3.75% Floor)	5.81%	^	12/15/2036	257,883

	Commercial Mortgage Pass-Through Certificates,
178,000	Series 2015-HCLV-D, (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.18%	^	09/15/2033	176,984

	CSAIL Commercial Mortgage Trust,
3,964,558	Series 2018-CX12-XA	0.78%	# I/O	08/15/2051	186,391

	GS Mortgage Securities Trust,
360,000	Series 2014-GC26-D	4.66%	#^	11/10/2047	315,040
6,177,703	Series 2016-GS4-XA	0.71%	# I/O	11/10/2049	201,663

	Hunt Ltd.,
190,000	Series 2018-FL2-C, (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.43%	^	08/15/2028	191,853
190,000	Series 2018-FL2-D, (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.83%	^	08/15/2028	192,192

	JP Morgan Chase Commercial Mortgage Securities Trust,
242,000	Series 2011-C5-D	5.59%	#^	08/15/2046	242,056
300,000	Series 2018-BCON-E	3.88%	#^	01/05/2031	288,653
104,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	105,621
300,000	Series 2018-WPT-FFX	5.54%	^	07/05/2033	293,752

	JPMBB Commercial Mortgage Securities Trust,
360,000	Series 2015-C29-C	4.32%	#	05/15/2048	349,053

	Madison Avenue Trust,
363,000	Series 2013-650M-E	4.17%	#^	10/12/2032	358,265

	Monarch Beach Resort Trust,
252,000	Series 2018-MBR-F, (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.71%	^	07/15/2035	253,425

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	123

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,514,781	Series 2017-C33-XA	1.60%	# I/O	05/15/2050	200,563

	Morgan Stanley Capital Trust,
88,000	Series 2017-ASHF-D, (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.36%	^	11/15/2034	88,453
188,000	Series 2017-ASHF-E, (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31%	^	11/15/2034	188,691
142,000	Series 2017-ASHF-F, (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.51%	^	11/15/2034	142,486
15,277,000	Series 2017-ASHF-XCP	1.54%	#^ I/O	05/15/2019	140,991
240,000	Series 2017-CLS-F, (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.76%	^	11/15/2034	241,001

	SLIDE,
8,724,000	Series 2018-FUN-XCP	0.98%	# ^ I/O	12/15/2020	176,748

	STWD Mortgage Trust,
239,000	Series 2018-URB-E, (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.21%	^	05/15/2035	239,892

	Tharaldson Hotel Portfolio Trust,
227,648	Series 2018-THL-E, (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.30%	^	11/11/2034	230,353

	Wells Fargo Commercial Mortgage Trust,
323,000	Series 2012-LC5-C	4.69%	#	10/15/2045	330,275
310,000	Series 2012-LC5-D	4.92%	# ^	10/15/2045	307,244
8,109,293	Series 2015-NXS2-XA	0.90%	# I/O	07/15/2058	271,209
5,517,932	Series 2015-P2-XA	1.15%	# I/O	12/15/2048	273,698
264,000	Series 2018-BXI-E, (1 Month LIBOR USD + 2.16%)	4.32%	^	12/15/2036	266,383
2,873,972	Series 2018-C46-XA	1.12%	# I/O	08/15/2051	184,036

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $11,180,731)				11,154,746

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.0%

	Alternative Loan Trust,
723,687	Series 2005-64CB-1A10	5.75%		12/25/2035	720,621

	CIM Trust,
996,579	Series 2017-8-A1	3.00%	#^	12/25/2065	981,069

	COLT Mortgage Loan Trust,
402,525	Series 2017-1-A2	2.82%	#^	05/27/2047	398,773
402,525	Series 2017-1-A3	3.07%	#^	05/27/2047	400,083
959,487	Series 2018-1-A1	2.93%	#^	02/25/2048	956,970

	CSMC Trust,
750,000	Series 2018-RPL8-A1	4.13%	^	07/25/2058	750,967

	Deephaven Residential Mortgage Trust,
278,474	Series 2017-1A-A1	2.73%	#^	12/26/2046	278,130
278,474	Series 2017-1A-A2	2.93%	#^	12/26/2046	276,727

	GCAT LLC,
297,326	Series 2017-2-A1	3.50%	^§	04/25/2047	295,948

	MASTR Asset Backed Securities Trust,
1,306,372	Series 2006-NC3-A5, (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.43%		10/25/2036	860,808

	Oak Hill Advisors Residential Loan Trust,
1,332,600	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	1,315,229

	Verus Securitization Trust,
480,858	Series 2017-1A-A2	3.16%	#^	01/25/2047	477,955

	VOLT LLC,
791,924	Series 2017-NP10-A1	3.00%	^§	10/25/2047	785,169
246,481	Series 2017-NPL6-A1	3.25%	^§	05/25/2047	245,722

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	VOLT LLC, (Cont.)
992,891	Series 2017-NPL8-A1	3.13%	^§	06/25/2047	987,109
750,308	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	743,405

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,598,784)				10,474,685

US CORPORATE BONDS 7.5%
220,000	Air Lease Corporation	2.50%		03/01/2021	215,014
135,000	Analog Devices, Inc.	2.95%		01/12/2021	133,884
85,000	Anthem, Inc.	2.50%		11/21/2020	83,694
200,000	AT&T, Inc.	2.80%		02/17/2021	197,160
130,000	Bank of America Corporation, (3 Month LIBOR USD + 0.79%)	3.11%		03/05/2024	130,012
205,000	BAT Capital Corporation	2.30%	^	08/14/2020	200,978
205,000	Capital One Financial Corporation	2.40%		10/30/2020	200,801
185,000	Cardinal Health, Inc.	1.95%		06/14/2019	183,996
215,000	Celgene Corporation	2.88%		08/15/2020	213,677
205,000	Cintas Corporation	2.90%		04/01/2022	200,115
210,000	Citigroup, Inc., (3 Month LIBOR USD + 1.02%)	3.34%		06/01/2024	211,169
215,000	Consolidated Edison, Inc.	2.00%		03/15/2020	211,470
135,000	CVS Health Corporation	2.80%		07/20/2020	133,740
185,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	180,227
145,000	Delta Air Lines, Inc.	3.40%		04/19/2021	144,179
70,000	eBay, Inc.	2.75%		01/30/2023	67,445
145,000	General Dynamics Corporation	3.00%		05/11/2021	144,252
225,000	General Motors Financial Company	3.20%		07/06/2021	222,435
205,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	203,256
140,000	Halfmoon Parent, Inc.	3.40%	^	09/17/2021	139,569
125,000	Kroger Company	6.15%		01/15/2020	129,681
140,000	Microchip Technology, Inc.	3.92%	^	06/01/2021	139,257
130,000	Mondelez International, Inc.	3.00%		05/07/2020	129,696
210,000	Morgan Stanley, (3 Month LIBOR USD + 0.93%)	3.28%		07/22/2022	211,890
132,000	Northrop Grumman Corporation	2.08%		10/15/2020	129,089
135,000	Omnicom Capital, Inc.	3.63%		05/01/2022	134,328
210,000	Packaging Corporation of America	2.45%		12/15/2020	206,017
210,000	PNC Funding Corporation	4.38%		08/11/2020	214,411
235,000	Prudential Financial, Inc.	7.38%		06/15/2019	242,447
145,000	PSEG Power LLC	3.85%		06/01/2023	144,593
145,000	Sherwin-Williams Company	2.25%		05/15/2020	142,926
65,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	65,274
130,000	Union Pacific Corporation	3.20%		06/08/2021	129,995
140,000	Verizon Communications, Inc., (3 Month LIBOR USD + 1.10%)	3.41%		05/15/2025	141,336

	Total US Corporate Bonds (Cost $5,636,149)				5,578,013

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 8.3%

	Federal Home Loan Mortgage Corporation,
829,586	Pool G0-8762	4.00%		05/01/2047	839,128

	Federal Home Loan Mortgage Corporation,
748,506	Series 4120-KA	1.75%		10/15/2032	713,149
361,730	Series 4484-CD	1.75%		07/15/2030	347,171
468,579	Series 4738-LA	3.00%		11/15/2043	456,005
478,844	Series 4768-FG, (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.46%		03/15/2048	477,906
739,242	Series 4818, (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.46%		04/15/2048	740,248

	Federal National Mortgage Association,
481,714	Series 2011-146-MJ	3.00%		08/25/2041	469,403
55,546	Series 2014-66-QE	2.00%		01/25/2040	54,414
869,285	Series 2017-96-FA, (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50 % Cap)	2.62%		12/25/2057	871,534
242,009	Series 2018-55, (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.52%		08/25/2048	241,844
995,339	Series 2018-64-FA, (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.57%		09/25/2048	997,365

	Total US Government and Agency Mortgage Backed Obligations (Cost $6,294,584)				6,208,167

US GOVERNMENT AND AGENCY OBLIGATIONS 9.2%
1,075,480	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2019	1,068,961
6,020,000	United States Treasury Notes	1.88%		01/31/2022	5,824,703

	Total US Government and Agency Obligations (Cost $6,933,870)				6,893,664

AFFILIATED MUTUAL FUNDS 10.2%
765,752	DoubleLine Floating Rate Fund (Class I)				7,580,942

	Total Affiliated Mutual Funds (Cost $7,587,493)				7,580,942

SHORT TERM INVESTMENTS 1.1%
262,471	First American Government Obligations Fund - Class X	1.91%	♦		262,471
262,471	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		262,471
262,471	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		262,471

	Total Short Term Investments (Cost $787,413)				787,413

	Total Investments 100.7% (Cost $75,632,831)				75,104,257
	Liabilities in Excess of Other Assets (0.7)%				(504,760)

	NET ASSETS 100.0%				$74,599,497

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	17.2%
Non-Agency Commercial Mortgage Backed Obligations	15.0%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Affiliated Mutual Funds	10.2%
Foreign Corporate Bonds	9.3%
US Government and Agency Obligations	9.2%
Asset Backed Obligations	8.6%
US Government and Agency Mortgage Backed Obligations	8.3%
US Corporate Bonds	7.5%
Short Term Investments	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Other Assets and Liabilities	(0.7)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	17.2%
Non-Agency Commercial Mortgage Backed Obligations	15.0%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Affiliated Mutual Funds	10.2%
US Government and Agency Obligations	9.2%
Asset Backed Obligations	8.6%
US Government and Agency Mortgage Backed Obligations	8.3%
Banking	5.3%
Energy	1.5%
Transportation	1.5%
Short Term Investments	1.1%
Healthcare	0.8%
Utilities	0.8%
Telecommunications	0.7%
Pharmaceuticals	0.6%
Aerospace & Defense	0.4%
Finance	0.6%
Consumer Products	0.6%
Automotive	0.5%
Pulp & Paper	0.5%
Media	0.5%
Chemicals/Plastics	0.4%
Technology	0.4%
Insurance	0.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Mining	0.3%
Beverage and Tobacco	0.2%
Industrial Equipment	0.2%
Conglomerates	0.2%
Food Products	0.2%
Food/Drug Retailers	0.2%
Commercial Services	0.1%
Other Assets and Liabilities	(0.7)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	125

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	(Unaudited) September 30, 2018

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of these securities amounted to $37,798,046 or 50.7% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

I/O	Interest only security

♦	Seven-day yield as of September 30, 2018

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	10/31/2018	2,300,000 EUR	$—
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	11/30/2018	10,000,000 EUR	(386,539)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	01/31/2019	5,000,000 EUR	(16,739)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	04/30/2019	5,000,000 EUR	257,173
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	05/31/2019	18,000,000 EUR	212,980
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	06/27/2019	8,300,000 EUR	159,400
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	07/31/2019	1,800,000 EUR	32,739
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	08/30/2019	10,000,000 EUR	(254,960)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	09/30/2019	4,000,000 EUR	(24,228)

							$(20,174)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
01/31/2019	Goldman Sachs	71,220,880	EUR	$71,220,880	60,000,000	USD	$70,435,372	$(785,508)
01/31/2019	JP Morgan Securities LLC	5,221,663	EUR	5,221,663	4,400,000	USD	5,165,260	(56,403)

				$76,442,543			$75,600,632	$(841,911)

EUR	Euro

USD	US Dollar

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2018 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at September 30, 2018	Value at September 30, 2018	Change in Unrealized for the Period Ended September 30, 2018	Dividend Income Earned in the Period Ended September 30, 2018	Net Realized Gain (Loss) in the Period Ended September 30, 2018
DoubleLine Floating Rate Fund (Class I)	$10,415,621	$—	$(2,800,000)	765,752	$7,580,942	$(24,988)	$198,361	$(9,691)

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	(Unaudited) September 30, 2018

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$46,508,744,463	$9,081,437,085	$960,202,893	$122,694,438	$5,861,818,502	$650,631,119
Investments in Affiliated Securities, at Value *	—	1,119,219,278	—	62,935,983	48,150,000	—
Short Term Investments *	2,129,826,246	505,381,250	6,051,481	31,197,768	295,537,744	56,355,681
Foreign Currency, at Value *	—	—	—	455,241	—	—
Interest and Dividends Receivable	158,408,877	68,577,630	13,526,970	572,470	30,987,225	4,300,335
Receivable for Fund Shares Sold	90,902,666	41,677,532	2,641,954	378,671	23,531,609	1,896,856
Receivable for Investments Sold	39,101,231	59,202,290	3,111,500	107,552	5,665,032	16,366,602
Prepaid Expenses and Other Assets	508,488	160,464	41,641	25,037	146,675	45,319
Net Unrealized Appreciation on Swaps	—	—	—	4,333,202	—	—
Deposit at Broker for Futures	—	—	—	1,662,216	—	—
Total Assets	48,927,491,971	10,875,655,529	985,576,439	224,362,578	6,265,836,787	729,595,912

LIABILITIES
Payable for Investments Purchased	125,135,436	104,990,097	6,822,137	—	91,381,311	50,724,794
Payable for Fund Shares Redeemed	121,487,216	9,914,525	1,537,256	338,640	6,674,254	649,410
Distribution Payable	31,780,211	10,104,418	951,523	1,044,839	2,956,104	1,286,584
Investment Advisory Fees Payable	16,086,860	3,048,975	602,353	162,261	1,742,445	276,284
Transfer Agent Expenses Payable	5,297,876	748,755	206,256	49,428	576,131	108,955
Distribution Fees Payable	3,217,041	391,099	55,639	62,095	793,652	55,494
Administration, Fund Accounting and Custodian Fees Payable	1,141,795	277,667	33,420	15,297	193,139	49,188
Accrued Expenses	903,115	167,244	24,591	11,909	7,731	15,997
Trustees Fees Payable	750,589	95,657	13,202	2,091	47,243	4,126
Professional Fees Payable	706,465	162,315	70,330	66,143	85,476	44,655
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	245,637	—	—
Variation Margin Payable	—	—	—	44,380	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	306,506,604	129,900,752	10,316,707	2,042,720	104,457,486	53,215,487
Commitments and Contingencies (See Note 2)
Net Assets	$48,620,985,367	$10,745,754,777	$975,259,732	$222,319,858	$6,161,379,301	$676,380,425

NET ASSETS CONSIST OF:
Paid-in Capital	$52,736,649,517	$11,063,432,502	$1,048,682,734	$224,497,092	$6,254,616,129	$684,875,965
Undistributed (Accumulated) Net Investment Income (Loss)	(88,826,387)	(1,780,287)	(19,137)	(238,550)	(374,112)	269,012
Accumulated Net Realized Gain (Loss) on Investments	(2,931,866,429)	(118,008,048)	(11,864,064)	(719,837)	(43,759,751)	(9,474,246)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(1,094,820,117)	(178,215,598)	(61,539,801)	(3,015,100)	(47,199,648)	709,694
Investments in Affiliated Securities	—	(19,680,722)	—	(3,214,332)	(1,850,000)	—
Short Term Investments	(151,217)	6,930	—	(5,286)	(53,317)	—
Foreign Currency	—	—	—	(11,033)	—	—
Forwards	—	—	—	(245,637)	—	—
Futures	—	—	—	939,339	—	—
Swaps	—	—	—	4,333,202	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (See Note 6)	(4,115,664,150)	(317,677,725)	(73,423,002)	(2,177,234)	(93,236,828)	(8,495,540)
Net Assets	$48,620,985,367	$10,745,754,777	$975,259,732	$222,319,858	$6,161,379,301	$676,380,425

*Identified Cost:
Investments in Unaffiliated Securities	$47,603,564,580	$9,259,652,683	$1,021,742,694	$125,709,538	$5,909,018,150	$649,921,425
Investments in Affiliated Securities	—	1,138,900,000	—	66,150,315	50,000,000	—
Short Term Investments	2,129,977,463	505,374,320	6,051,481	31,203,054	295,591,061	56,355,681
Foreign Currency	—	—	—	466,274	—	—

Class I (unlimited shares authorized):
Net Assets	$41,677,726,984	$9,812,644,837	$829,634,764	$57,729,544	$4,725,914,155	$520,441,436
Shares Outstanding	4,032,013,926	922,625,217	81,164,216	6,084,615	475,592,119	52,546,638
Net Asset Value, Offering and Redemption Price per Share	$10.34	$10.64	$10.22	$9.49	$9.94	$9.90

Class N (unlimited shares authorized):
Net Assets	$6,943,258,383	$933,109,940	$145,624,968	$—	$1,435,465,146	$155,938,989
Shares Outstanding	672,014,541	87,799,734	14,244,431	—	144,565,016	15,719,389
Net Asset Value, Offering and Redemption Price per Share	$10.33	$10.63	$10.22	$—	$9.93	$9.92

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$164,590,314	$—	$—
Shares Outstanding	—	—	—	17,417,106	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.85	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.45	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	127

Statements of Assets and Liabilities (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$4,886,550,562	$1,218,985,691	$159,109,384	$61,295,807	$—	$804,172,218
Investments in Affiliated Securities, at Value *	250,299,302	65,520,316	—	—	—	—
Short Term Investments *	628,727,184	87,511,006	1,591,299	8,104,422	585,729,840	19,474,576
Foreign Currency, at Value *	—	—	—	—	—	9,615,099
Interest and Dividends Receivable	24,761,652	10,041,222	1,772,902	211,525	45,615	6,505,536
Receivable for Fund Shares Sold	20,006,457	4,891,089	134,413	98,945	1,606,643	2,710
Receivable for Investments Sold	139,584,903	4,517,333	—	—	—	—
Prepaid Expenses and Other Assets	132,401	90,147	30,711	17,171	62,872	21,905
Net Unrealized Appreciation on Swaps	467,802,361	—	—	—	17,525,777	—
Deposit at Broker for Futures	—	—	—	221,784	—	—
Total Assets	6,417,864,822	1,391,556,804	162,638,709	69,949,654	604,970,747	839,792,044

LIABILITIES
Payable for Investments Purchased	222,350,637	29,368,752	1,433,487	—	—	—
Payable for Fund Shares Redeemed	4,606,410	1,687,757	157,031	7,639	545,622	32,110
Distribution Payable	3,055,109	1,129,949	181,487	127,635	—	4,590,209
Investment Advisory Fees Payable	2,204,805	660,815	58,427	26,662	475,971	344,036
Transfer Agent Expenses Payable	807,616	235,110	180,007	35,860	26,489	30,137
Distribution Fees Payable	439,160	107,458	5,453	3,329	28,955	6,987
Administration, Fund Accounting and Custodian Fees Payable	207,162	91,311	10,841	1,983	17,534	25,079
Accrued Expenses	15,268	13,649	822	4,034	1,289	6,415
Trustees Fees Payable	22,235	10,669	2,944	951	223	5,700
Professional Fees Payable	64,006	42,000	34,880	28,309	50,856	37,036
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Variation Margin Payable	—	—	—	31,844	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	233,772,408	33,347,470	2,065,379	268,246	1,146,939	5,077,709
Commitments and Contingencies (See Note 2)
Net Assets	$6,184,092,414	$1,358,209,334	$160,573,330	$69,681,408	$603,823,808	$834,714,335

NET ASSETS CONSIST OF:
Paid-in Capital	$5,157,814,763	$1,378,494,268	$167,106,529	$75,318,263	$598,252,969	$847,743,237
Undistributed (Accumulated) Net Investment Income (Loss)	(266,680)	(1,560,553)	(127,727)	17,320	4,695,304	(8,908,435)
Accumulated Net Realized Gain (Loss) on Investments	598,643,459	(3,858,118)	(1,636,753)	(1,543,188)	(16,343,061)	1,396,923
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(40,076,295)	(13,736,579)	(4,768,719)	(3,958,793)	—	(5,343,617)
Investments in Affiliated Securities	299,302	(1,129,684)	—	—	—	—
Short Term Investments	(124,496)	—	—	(898)	(307,181)	—
Foreign Currency	—	—	—	—	—	(119,746)
Forwards	—	—	—	—	—	—
Futures	—	—	—	(151,296)	—	—
Swaps	467,802,361	—	—	—	17,525,777	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(54,027)
Total Distributable Earnings (See Note 6)	1,026,277,651	(20,284,934)	(6,533,199)	(5,636,855)	5,570,839	(13,028,902)
Net Assets	$6,184,092,414	$1,358,209,334	$160,573,330	$69,681,408	$603,823,808	$834,714,335

*Identified Cost:
Investments in Unaffiliated Securities	$4,926,626,857	$1,232,722,270	$163,878,103	$65,254,600	$—	$809,515,835
Investments in Affiliated Securities	250,000,000	66,650,000	—	—	—	—
Short Term Investments	628,851,680	87,511,006	1,591,299	8,105,320	586,037,021	19,474,576
Foreign Currency	—	—	—	—	—	9,734,845

Class I (unlimited shares authorized):
Net Assets	$4,977,861,980	$1,134,400,199	$142,235,018	$59,630,422	$523,575,620	$808,669,876
Shares Outstanding	292,899,727	116,845,996	14,776,246	6,418,883	51,094,219	80,305,182
Net Asset Value, Offering and Redemption Price per Share	$17.00	$9.71	$9.63	$9.29	$10.25	$10.07

Class N (unlimited shares authorized):
Net Assets	$1,206,230,434	$223,809,135	$18,338,312	$10,050,986	$80,248,188	$26,044,459
Shares Outstanding	71,040,147	23,068,894	1,902,531	1,082,763	7,900,108	2,589,356
Net Asset Value, Offering and Redemption Price per Share	$16.98	$9.70	$9.64	$9.28	$10.16	$10.06

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®

ASSETS
Investments in Unaffiliated Securities, at Value *	$518,376,878	$109,915,347	$66,735,902
Investments in Affiliated Securities, at Value *	—	—	7,580,942
Short Term Investments *	37,539,692	169,833,425	787,413
Foreign Currency, at Value *	—	—	58
Interest and Dividends Receivable	3,207,450	475,185	392,466
Receivable for Fund Shares Sold	56,413	250,000	395,410
Receivable for Investments Sold	—	—	41,967
Prepaid Expenses and Other Assets	34,083	12,769	14,529
Net Unrealized Appreciation on Swaps	—	—	—
Deposit at Broker for Futures	—	—	—
Total Assets	559,214,516	280,486,726	75,948,687

LIABILITIES
Payable for Investments Purchased	9,851,849	4,491,475	200,000
Payable for Fund Shares Redeemed	107,345	2,830	57,446
Distribution Payable	1,308,309	459,637	63,950
Investment Advisory Fees Payable	225,590	33,956	8,480
Transfer Agent Expenses Payable	36,815	26,832	45,072
Distribution Fees Payable	5,268	552	7,997
Administration, Fund Accounting and Custodian Fees Payable	26,998	6,002	35,393
Accrued Expenses	3,956	3,762	4,717
Trustees Fees Payable	4,137	513	256
Professional Fees Payable	33,379	27,720	63,794
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	841,911
Variation Margin Payable	—	—	—
Net Unrealized Depreciation on Swaps	—	—	20,174
Total Liabilities	11,603,646	5,053,279	1,349,190
Commitments and Contingencies (See Note 2)
Net Assets	$547,610,870	$275,433,447	$74,599,497

NET ASSETS CONSIST OF:
Paid-in Capital	$558,163,183	$275,127,643	$79,987,228
Undistributed (Accumulated) Net Investment Income (Loss)	(103,303)	49,903	2,584
Accumulated Net Realized Gain (Loss) on Investments	(1,309,853)	100,263	(4,154,354)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(9,139,157)	193,937	(522,023)
Investments in Affiliated Securities	—	—	(6,551)
Short Term Investments	—	(38,299)	—
Foreign Currency	—	—	8
Forwards	—	—	(841,911)
Futures	—	—	—
Swaps	—	—	(20,174)
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	154,690
Total Distributable Earnings (See Note 6)	(10,552,313)	305,804	(5,387,731)
Net Assets	$547,610,870	$275,433,447	$74,599,497

*Identified Cost:
Investments in Unaffiliated Securities	$527,516,035	$109,721,410	$67,257,925
Investments in Affiliated Securities	—	—	7,587,493
Short Term Investments	37,539,692	169,871,724	787,413
Foreign Currency	—	—	50

Class I (unlimited shares authorized):
Net Assets	$533,435,152	$274,189,240	$49,403,762
Shares Outstanding	53,884,271	27,313,051	4,573,926
Net Asset Value, Offering and Redemption Price per Share	$9.90	$10.04	$10.80

Class N (unlimited shares authorized):
Net Assets	$14,175,718	$1,244,207	$25,195,735
Shares Outstanding	1,432,640	123,828	2,333,022
Net Asset Value, Offering and Redemption Price per Share	$9.89	$10.05	$10.80

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—
Shares Outstanding	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	129

Statements of Operations	(Unaudited) For the Period Ended September 30, 2018

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$964,563,885	$186,743,742	$22,056,596	$1,386,216	$95,598,526	$17,419,715
Dividends from Affiliated Securities	—	14,476,015	—	1,157,099	671,163	—
Dividends from Unaffiliated Securities	—	—	—	1,884,751	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	964,563,885	201,219,757	22,056,596	4,428,066	96,269,689	17,419,715
Expenses:
Investment Advisory Fees	99,857,376	21,117,853	3,900,200	1,087,870	10,076,911	1,625,391
Transfer Agent Expenses	15,276,005	2,055,695	430,147	53,167	901,698	140,264
Distribution Fees - Class N	9,522,492	1,233,274	212,128	—	1,791,189	192,648
Distribution Fees - Class A	—	—	—	202,365	—	—
Administration, Fund Accounting and Custodian Fees	3,317,332	870,409	96,090	38,279	501,602	138,428
Shareholder Reporting Expenses	565,235	212,032	48,337	11,135	67,215	9,759
Professional Fees	531,484	168,778	55,259	66,447	133,566	46,848
Registration Fees	431,418	137,051	41,951	21,857	92,397	37,674
Trustees Fees	304,870	56,521	7,451	1,287	34,777	3,001
Insurance Expenses	267,181	53,266	6,520	1,798	29,769	3,579
Miscellaneous Expenses	175,939	42,534	21,724	12,726	29,654	30,000
Total Expenses	130,249,332	25,947,413	4,819,807	1,496,931	13,658,778	2,227,592
Less: Investment Advisory Fees (Waived)	—	(2,683,842)	—	(135,452)	(120,877)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	22,326	—	—
Net Expenses	130,249,332	23,263,571	4,819,807	1,383,805	13,537,901	2,227,592

Net Investment Income (Loss)	834,314,553	177,956,186	17,236,789	3,044,261	82,731,788	15,192,123

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(105,876,401)	(61,435,734)	(12,568,031)	(439,501)	(10,227,024)	(1,046,615)
Investments in Affiliated Securities	—	—	—	—	35,450	—
Foreign Currency	—	—	—	(33,689)	—	—
Forwards	—	—	—	(168,306)	—	—
Futures	—	—	—	(1,614,682)	—	—
Swaps	—	—	—	4,402,736	—	—
In-Kind Transactions	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(507,629,590)	(64,456,138)	(8,661,734)	(1,558,312)	(6,731,380)	(1,065,455)
Investments in Affiliated Securities	—	(40,421,819)	—	(742,173)	(350,000)	—
Short Term Investments	465,458	19,069	—	(2,258)	(35,879)	—
Foreign Currency	—	—	—	(11,033)	—	—
Forwards	—	—	—	(998,216)	—	—
Futures	—	—	—	2,251,753	—	—
Swaps	—	—	—	1,238,266	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(613,040,533)	(166,294,622)	(21,229,765)	2,324,585	(17,308,833)	(2,112,070)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$221,274,020	$11,661,564	$(3,992,976)	$5,368,846	$65,422,955	$13,080,053

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$87,420,952	$30,126,425	$2,890,379	$452,381	$4,879,051	$6,094,778
Dividends from Affiliated Securities	2,504,205	660,513	—	—	—	—
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Non-Cash Interest	—	—	—	869,270	—	—
Total Investment Income	89,925,157	30,786,938	2,890,379	1,321,651	4,879,051	6,094,778
Expenses:
Investment Advisory Fees	12,361,250	3,996,053	462,584	172,773	2,143,762	1,910,703
Transfer Agent Expenses	1,987,795	362,959	94,037	20,827	143,259	32,766
Distribution Fees - Class N	1,388,684	265,098	52,729	15,061	99,058	35,384
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	516,655	232,103	24,498	7,701	31,943	88,787
Shareholder Reporting Expenses	135,907	29,949	8,966	2,041	(1,069)	8,476
Professional Fees	116,803	61,318	27,501	33,914	28,210	30,633
Registration Fees	118,622	59,195	25,339	16,630	26,787	12,353
Trustees Fees	29,776	11,274	1,206	360	1,107	4,499
Insurance Expenses	27,298	7,474	2,387	797	1,654	5,011
Miscellaneous Expenses	30,121	13,025	4,353	3,989	344	3,866
Total Expenses	16,712,911	5,038,448	703,600	274,093	2,475,055	2,132,478
Less: Investment Advisory Fees (Waived)	(182,954)	(139,138)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(105,020)	(34,422)	244,147	—
Net Expenses	16,529,957	4,899,310	598,580	239,671	2,719,202	2,132,478

Net Investment Income (Loss)	73,395,200	25,887,628	2,291,799	1,081,980	2,159,849	3,962,300

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(6,016,240)	(907,659)	(519,925)	15,925	31,083	206,473
Investments in Affiliated Securities	—	—	—	—	—	—
Foreign Currency	—	—	—	—	—	(432,242)
Forwards	—	—	—	—	—	1,668,850
Futures	—	—	—	(135,068)	—	—
Swaps	322,596,764	—	—	—	(16,374,138)	—
In-Kind Transactions	—	—	(1,095,930)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(11,840,785)	(7,596,617)	498,500	(2,907,389)	(111,239)	(40,493,263)
Investments in Affiliated Securities	249,302	(3,204,933)	—	—	—	—
Short Term Investments	(98,855)	—	—	(898)	(268,631)	—
Foreign Currency	—	—	—	—	—	(237,127)
Forwards	—	—	—	—	—	(659,220)
Futures	—	—	—	(213,521)	—	—
Swaps	328,416,124	—	—	—	17,457,913	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(137,538)
Net Realized and Unrealized Gain (Loss) on Investments	633,306,310	(11,709,209)	(1,117,355)	(3,240,951)	734,988	(40,084,067)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$706,701,510	$14,178,419	$1,174,444	$(2,158,971)	$2,894,837	$(36,121,767)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	131

Statements of Operations (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®

INVESTMENT INCOME
Income:
Interest	$10,424,952	$3,074,022	$1,427,035
Dividends from Affiliated Securities	—	—	198,361
Dividends from Unaffiliated Securities	—	—	—
Non-Cash Interest	—	—	—
Total Investment Income	10,424,952	3,074,022	1,625,396
Expenses:
Investment Advisory Fees	1,368,131	200,794	224,280
Transfer Agent Expenses	63,311	19,041	64,133
Distribution Fees - Class N	19,711	1,129	34,350
Distribution Fees - Class A	—	—	—
Administration, Fund Accounting and Custodian Fees	72,010	24,439	52,861
Shareholder Reporting Expenses	8,396	165	6,548
Professional Fees	48,882	24,407	66,131
Registration Fees	25,358	23,781	25,573
Trustees Fees	4,981	631	1,017
Insurance Expenses	4,431	1,484	1,259
Miscellaneous Expenses	3,886	2,010	5,253
Total Expenses	1,619,097	297,881	481,405
Less: Investment Advisory Fees (Waived)	—	—	(22,056)
Less: Other Fees (Reimbursed)/Recouped	—	—	(154,730)
Net Expenses	1,619,097	297,881	304,619

Net Investment Income (Loss)	8,805,855	2,776,141	1,320,777

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(1,397,091)	102,811	(628,185)
Investments in Affiliated Securities	—	—	(9,691)
Foreign Currency	—	—	(5,770,858)
Forwards	—	—	(2,363,917)
Futures	—	—	—
Swaps	—	—	4,073,085
In-Kind Transactions	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(4,586,176)	155,631	132,771
Investments in Affiliated Securities	—	—	(24,988)
Short Term Investments	—	27,515	9
Foreign Currency	—	—	8
Forwards	—	—	(4,756,880)
Futures	—	—	—
Swaps	—	—	5,398,226
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	863,567
Net Realized and Unrealized Gain (Loss) on Investments	(5,983,267)	285,957	(3,086,853)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,822,588	$3,062,098	$(1,766,076)

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	(Unaudited) September 30, 2018

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$834,314,553	$1,601,879,473	$177,956,186	$267,262,886
Net Realized Gain (Loss) on Investments	(105,876,401)	(79,667,201)	(61,435,734)	5,657,761
Net Change in Unrealized Appreciation (Depreciation) on Investments	(507,164,132)	(384,117,490)	(104,858,888)	(67,837,802)
Net Increase (Decrease) in Net Assets Resulting from Operations	221,274,020	1,138,094,782	11,661,564	205,082,845

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(786,404,496)	(1,587,278,268)	(163,930,215)	(248,741,913)
Class N	(129,477,456)	(298,205,292)	(15,448,608)	(29,189,489)

Total Distributions to Shareholders	(915,881,952)	(1,885,483,560)[1]	(179,378,823)	(277,931,402)[2]

NET SHARE TRANSACTIONS
Class I	(725,631,700)	(760,988,821)	583,180,293	2,415,105,289
Class N	(1,378,739,596)	(1,425,651,870)	(76,534,381)	(44,949,834)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,104,371,296)	(2,186,640,691)	506,645,912	2,370,155,455

Total Increase (Decrease) in Net Assets	$(2,798,979,228)	$(2,934,029,469)	$338,928,653	$2,297,306,898

NET ASSETS
Beginning of Period	$51,419,964,595	$54,353,994,064	$10,406,826,124	$8,109,519,226
End of Period	$48,620,985,367	$51,419,964,595 [3]	$10,745,754,777	$10,406,826,124 [3]

[1]	Includes net investment income distributions of $1,587,278,268 and $298,205,292 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $248,741,913 and $29,189,489 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $(7,258,988) and $(357,650), respectively.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	133

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$17,236,789	$34,975,586	$3,044,261	$4,311,289
Net Realized Gain (Loss) on Investments	(12,568,031)	24,199,913	2,146,558	13,659,331
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,661,734)	(25,901,517)	178,027	(6,191,026)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,992,976)	33,273,982	5,368,846	11,779,594

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(14,757,231)	(36,888,501)	(1,217,836)	(6,659,140)
Class N	(2,564,625)	(8,163,985)	—	—
Class A	—	—	(2,889,609)	(15,308,297)

Total Distributions to Shareholders	(17,321,856)	(45,052,486)[1]	(4,107,445)	(21,967,437)[2]

NET SHARE TRANSACTIONS
Class I	(90,843,045)	172,821,116	(6,289,316)	17,200,778
Class N	(48,123,845)	(32,549,587)	—	—
Class A	—	—	9,710,870	41,809,017
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(138,966,890)	140,271,529	3,421,554	59,009,795

Total Increase (Decrease) in Net Assets	$(160,281,722)	$128,493,025	$4,682,955	$48,821,952

NET ASSETS
Beginning of Period	$1,135,541,454	$1,007,048,429	$217,636,903	$168,814,951
End of Period	$975,259,732	$1,135,541,454 [3]	$222,319,858	$217,636,903 [3]

[1]	Includes net investment income distributions of $28,862,910 and $6,320,084, and net realized gain distributions of $8,025,591 and $1,843,901 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $1,695,424 and $3,639,520, and net realized gain distributions of $4,963,716 and $11,668,777 for Class I and Class A, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $65,930 and $824,634, respectively.

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$82,731,788	$112,534,730	$15,192,123	$18,803,752
Net Realized Gain (Loss) on Investments	(10,191,574)	1,819,381	(1,046,615)	473,607
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,117,259)	(30,978,747)	(1,065,455)	538,365
Net Increase (Decrease) in Net Assets Resulting from Operations	65,422,955	83,375,364	13,080,053	19,815,724

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(64,598,130)	(93,171,195)	(11,713,576)	(13,777,809)
Class N	(19,292,844)	(33,405,488)	(3,420,646)	(4,927,977)

Total Distributions to Shareholders	(83,890,974)	(126,576,683)[1]	(15,134,222)	(18,705,786)[2]

NET SHARE TRANSACTIONS
Class I	669,909,337	1,346,007,730	93,626,236	130,570,439
Class N	1,092,092	(90,906,784)	11,140,204	13,983,910
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	671,001,429	1,255,100,946	104,766,440	144,554,349

Total Increase (Decrease) in Net Assets	$652,533,410	$1,211,899,627	$102,712,271	$145,664,287

NET ASSETS
Beginning of Period	$5,508,845,891	$4,296,946,264	$573,668,154	$428,003,867
End of Period	$6,161,379,301	$5,508,845,891 [3]	$676,380,425	$573,668,154 [3]

[1]	Includes net investment income distributions of $93,171,195 and $33,405,488 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $13,777,809 and $4,927,977 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $785,074 and $211,111, respectively.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	135

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$73,395,200	$93,389,952	$25,887,628	$33,717,021
Net Realized Gain (Loss) on Investments	316,580,524	474,295,530	(907,659)	3,850,423
Net Change in Unrealized Appreciation (Depreciation) on Investments	316,725,786	(94,803,215)	(10,801,550)	(4,394,781)
Net Increase (Decrease) in Net Assets Resulting from Operations	706,701,510	472,882,267	14,178,419	33,172,663

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(60,677,569)	(320,525,905)	(23,378,242)	(31,106,931)
Class N	(13,937,283)	(86,170,174)	(4,372,902)	(6,652,922)

Total Distributions to Shareholders	(74,614,852)	(406,696,079)[1]	(27,751,144)	(37,759,853)[2]

NET SHARE TRANSACTIONS
Class I	459,256,035	1,535,049,774	138,193,229	418,381,598
Class N	36,486,466	263,902,803	31,004,452	48,541,725
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	495,742,501	1,798,952,577	169,197,681	466,923,323

Total Increase (Decrease) in Net Assets	$1,127,829,159	$1,865,138,765	$155,624,956	$462,336,133

NET ASSETS
Beginning of Period	$5,056,263,255	$3,191,124,490	$1,202,584,378	$740,248,245
End of Period	$6,184,092,414	$5,056,263,255 [3]	$1,358,209,334	$1,202,584,378 [3]

[1]	Includes net investment income distributions of $78,619,862 and $19,603,610, and net realized gain distributions of $241,906,043 and $66,566,564 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $31,106,931 and $6,652,922 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $952,972 and $302,963, respectively.

136	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$2,291,799	$4,955,744	$1,081,980	$2,140,925
Net Realized Gain (Loss) on Investments	(1,615,855)	(921,890)	(119,143)	(78,595)
Net Change in Unrealized Appreciation (Depreciation) on Investments	498,500	(1,394,856)	(3,121,808)	(277,913)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,174,444	2,638,998	(2,158,971)	1,784,417

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(2,086,447)	(4,079,315)	(907,776)	(1,760,556)
Class N	(518,078)	(1,787,588)	(168,899)	(378,109)

Total Distributions to Shareholders	(2,604,525)	(5,866,903)[1]	(1,076,675)	(2,138,665)[2]

NET SHARE TRANSACTIONS
Class I	1,091,897	11,528,754	6,932,200	5,169,028
Class N	(39,118,627)	(158,035,173)	(387,815)	(183,291)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(38,026,730)	(146,506,419)	6,544,385	4,985,737

Total Increase (Decrease) in Net Assets	$(39,456,811)	$(149,734,324)	$3,308,739	$4,631,489

NET ASSETS
Beginning of Period	$200,030,141	$349,764,465	$66,372,669	$61,741,180
End of Period	$160,573,330	$200,030,141 [3]	$69,681,408	$66,372,669 [3]

[1]	Includes net investment income distributions of $3,775,543 and $1,453,338, and net realized gain distributions of $303,772 and $334,250 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $1,760,556 and $378,109 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $(117,171) and $12,015, respectively.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	137

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$2,159,849	$195,118	$3,962,300	$4,918,555
Net Realized Gain (Loss) on Investments	(16,343,055)	2,411,069	1,443,081	2,077,114
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,078,043	1,892,797	(41,527,148)	37,437,103
Net Increase (Decrease) in Net Assets Resulting from Operations	2,894,837	4,498,984	(36,121,767)	44,432,772

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	—	(2,844,281)	(8,560,760)	(7,054,278)
Class N	—	(831,669)	(267,873)	(244,997)

Total Distributions to Shareholders	—	(3,675,950)[1]	(8,828,633)	(7,299,275)[2]

NET SHARE TRANSACTIONS
Class I	307,255,240	190,837,288	188,679,393	152,313,116
Class N	12,083,602	61,146,520	(1,766,870)	3,919,226
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	319,338,842	251,983,808	186,912,523	156,232,342

Total Increase (Decrease) in Net Assets	$322,233,679	$252,806,842	$141,962,123	$193,365,839

NET ASSETS
Beginning of Period	$281,590,129	$28,783,287	$692,752,212	$499,386,373
End of Period	$603,823,808	$281,590,129 [3]	$834,714,335	$692,752,212 [3]

[1]	Includes net investment income distributions of $2,843,569 and $831,407, and net realized gain distributions of $712 and $262 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $7,054,278 and $244,997 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $2,535,455 and $(4,042,102), respectively.

138	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2018

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$8,805,855	$16,046,314	$2,776,141	$1,369,206
Net Realized Gain (Loss) on Investments	(1,397,091)	566,203	102,811	(2,548)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,586,176)	(4,998,882)	183,146	(34,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,822,588	11,613,635	3,062,098	1,332,181

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(8,284,875)	(16,529,883)	(2,730,831)	(1,356,056)
Class N	(215,122)	(502,910)	(8,983)	(1,736)

Total Distributions to Shareholders	(8,499,997)	(17,032,793)[1]	(2,739,814)	(1,357,792)[2]

NET SHARE TRANSACTIONS
Class I	6,505,208	145,347,246	107,612,541	157,986,489
Class N	(4,999,899)	19,171,708	966,396	153,060
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,505,309	164,518,954	108,578,937	158,139,549

Total Increase (Decrease) in Net Assets	$(4,172,100)	$159,099,796	$108,901,221	$158,113,938

NET ASSETS
Beginning of Period	$551,782,970	$392,683,174	$166,532,226	$8,418,288
End of Period	$547,610,870	$551,782,970 [3]	$275,433,447	$166,532,226 [3]

[1]	Includes net investment income distributions of $16,144,693 and $489,074, and net realized gain distributions of $385,190 and $13,836 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $1,351,595 and $1,731, and net realized gain distributions of $4,461 and $5 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $(409,161) and $13,576, respectively.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	139

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Shiller Enhanced International CAPE®
	Period Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$1,320,777	$1,692,517
Net Realized Gain (Loss) on Investments	(4,699,566)	5,449,938
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,612,713	(3,023,531)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,766,076)	4,118,924

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,223,347)	(4,600,033)
Class N	(515,802)	(2,157,322)

Total Distributions to Shareholders	(1,739,149)	(6,757,355)[1]

NET SHARE TRANSACTIONS
Class I	(26,328,690)	60,515,779
Class N	(2,888,060)	18,561,118
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(29,216,750)	79,076,897

Total Increase (Decrease) in Net Assets	$(32,721,975)	$76,438,466

NET ASSETS
Beginning of Period	$107,321,472	$30,883,006
End of Period	$74,599,497	$107,321,472 [2]

[1]	Includes net investment income distributions of $2,106,115 and $929,707, and net realized gain distributions of $2,493,918 and $1,227,615 for Class I and Class N, respectively.
[2]	Includes undistributed (accumulated) net investment income (loss) of $420,956.

140	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	DoubleLine Total Return Bond Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.48		$10.63	$10.87	$11.04	$10.90	$11.34	$10.48		$10.63	$10.87	$11.04	$10.89	$11.33

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.18		0.32	0.27	0.35	0.41	0.42	0.16		0.30	0.24	0.33	0.40	0.39
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.13)		(0.09)	(0.11)	(0.09)	0.22	(0.30)	(0.13)		(0.09)	(0.11)	(0.09)	0.22	(0.30)
Total from Investment Operations	0.05		0.23	0.16	0.26	0.63	0.12	0.03		0.21	0.13	0.24	0.62	0.09

Less Distributions:
Distributions from Net Investment Income	(0.19)		(0.38)	(0.40)	(0.43)	(0.49)	(0.56)	(0.18)		(0.36)	(0.37)	(0.41)	(0.47)	(0.53)
Total Distributions	(0.19)		(0.38)	(0.40)	(0.43)	(0.49)	(0.56)	(0.18)		(0.36)	(0.37)	(0.41)	(0.47)	(0.53)
Net Asset Value, End of Period	$10.34		$10.48	$10.63	$10.87	$11.04	$10.90	$10.33		$10.48	$10.63	$10.87	$11.04	$10.89
Total Return	0.52%	[2]	2.19%	1.46%	2.45%	5.93%	1.13%	0.30%	[2]	1.93%	1.21%	2.20%	5.76%	0.88%

Supplemental Data:
Net Assets, End of Period (000’s)	$41,677,727		$42,992,354	$44,379,730	$46,082,294	$36,286,609	$24,631,306	$6,943,258		$8,427,611	$9,974,264	$11,750,754	$9,439,999	$7,070,779
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%	[3]	0.47%	0.47%	0.47%	0.47%	0.47%	0.73%	[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses After Investment Advisory Fees (Waived)	0.48%	[3]	0.47%	0.47%	0.47%	0.47%	0.47%	0.73%	[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%	[3]	0.47%	0.47%	0.47%	0.47%	0.48%	0.73%	[3]	0.72%	0.72%	0.72%	0.72%	0.73%
Net Investment Income (Loss)	3.38%	[3]	3.04%	2.45%	3.29%	3.74%	3.78%	3.13%	[3]	2.79%	2.20%	3.04%	3.50%	3.25%
Portfolio Turnover Rate	14%	[2]	22%	22%	15%	13%	14%	14%	[2]	22%	22%	15%	13%	14%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	141

Financial Highlights (Cont.)

	DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.81		$10.86	$10.87	$11.10	$10.88	$11.29	$10.80		$10.85	$10.86	$11.10	$10.87	$11.28

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.18		0.31	0.29	0.36	0.39	0.41	0.17		0.29	0.27	0.32	0.37	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.17)		(0.04)	0.01	(0.22)	0.26	(0.31)	(0.17)		(0.04)	0.01	(0.22)	0.26	(0.31)
Total from Investment Operations	0.01		0.27	0.30	0.14	0.65	0.10	—		0.25	0.28	0.10	0.63	0.09

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.32)	(0.31)	(0.37)	(0.43)	(0.47)	(0.17)		(0.30)	(0.29)	(0.34)	(0.40)	(0.46)
Distributions from Net Realized Gain	—		—	—	—	—	(0.04)	—		—	—	—	—	(0.04)
Total Distributions	(0.18)		(0.32)	(0.31)	(0.37)	(0.43)	(0.51)	(0.17)		(0.30)	(0.29)	(0.34)	(0.40)	(0.50)
Net Asset Value, End of Period	$10.64		$10.81	$10.86	$10.87	$11.10	$10.88	$10.63		$10.80	$10.85	$10.86	$11.10	$10.87
Total Return	0.12%	[2]	2.51%	2.80%	1.31%	6.07%	1.03%	0.00%	[2]	2.26%	2.54%	0.97%	5.91%	0.77%

Supplemental Data:
Net Assets, End of Period (000’s)	$9,812,645		$9,381,508	$7,034,665	$5,114,336	$3,406,628	$1,351,760	$933,110		$1,025,318	$1,074,854	$952,919	$612,066	$383,712
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	[3]	0.47%	0.47%	0.47%	0.48%	0.51%	0.72%	[3]	0.72%	0.72%	0.72%	0.73%	0.76%
Expenses After Investment Advisory Fees (Waived)	0.42%	[3]	0.42%	0.44%	0.46%	0.46%	0.48%	0.67%	[3]	0.67%	0.69%	0.71%	0.71%	0.73%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	[3]	0.42%	0.44%	0.46%	0.47%	0.48%	0.67%	[3]	0.67%	0.69%	0.71%	0.72%	0.73%
Net Investment Income (Loss)	3.40%	[3]	2.86%	2.72%	3.17%	3.60%	3.76%	3.13%	[3]	2.61%	2.47%	2.92%	3.39%	3.32%
Portfolio Turnover Rate	33%	[2]	77%	81%	70%	65%	53%	33%	[2]	77%	81%	70%	65%	53%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

142	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.42		$10.50	$9.68	$10.23	$10.48	$11.03	$10.43		$10.50	$9.68	$10.23	$10.48	$11.03

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.19		0.33	0.45	0.49	0.55	0.46	0.16		0.31	0.42	0.46	0.52	0.44
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.21)		0.02	0.81	(0.54)	(0.24)	(0.38)	(0.21)		0.02	0.81	(0.54)	(0.24)	(0.38)
Total from Investment Operations	(0.02)		0.35	1.26	(0.05)	0.31	0.08	(0.05)		0.33	1.23	(0.08)	0.28	0.06

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.34)	(0.44)	(0.50)	(0.56)	(0.48)	(0.16)		(0.31)	(0.41)	(0.47)	(0.53)	(0.46)
Distributions from Net Realized Gain	—		(0.09)	—	—	—	(0.15)	—		(0.09)	—	—	—	(0.15)
Total Distributions	(0.18)		(0.43)	(0.44)	(0.50)	(0.56)	(0.63)	(0.16)		(0.40)	(0.41)	(0.47)	(0.53)	(0.61)
Net Asset Value, End of Period	$10.22		$10.42	$10.50	$9.68	$10.23	$10.48	$10.22		$10.43	$10.50	$9.68	$10.23	$10.48
Total Return	(0.21)%[2]		3.30%	13.19%	(0.48)%	2.90%	0.95%	(0.44)%[2]		3.14%	12.91%	(0.73)%	2.64%	0.69%

Supplemental Data:
Net Assets, End of Period (000’s)	$829,635		$937,978	$775,961	$548,221	$539,542	$331,790	$145,625		$197,564	$231,087	$201,290	$233,347	$183,977
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.89%	[3]	0.88%	0.92%	0.90%	0.90%	0.92%	1.14%	[3]	1.13%	1.17%	1.15%	1.15%	1.17%
Expenses After Investment Advisory Fees (Waived)	0.89%	[3]	0.88%	0.92%	0.90%	0.90%	0.92%	1.14%	[3]	1.13%	1.17%	1.15%	1.15%	1.17%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.89%	[3]	0.88%	0.92%	0.90%	0.90%	0.92%	1.14%	[3]	1.13%	1.17%	1.15%	1.15%	1.17%
Net Investment Income (Loss)	3.37%	[3]	3.12%	4.28%	4.92%	5.20%	4.40%	3.05%	[3]	2.93%	4.03%	4.67%	4.95%	4.25%
Portfolio Turnover Rate	38%	[2]	78%	108%	75%	67%	79%	38%	[2]	78%	108%	75%	67%	79%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	143

Financial Highlights (Cont.)

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I		Class I	Class I	Class I	Class I	Class I	Class A		Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.43		$9.84	$8.85	$9.81	$10.10	$9.96	$9.40		$9.81	$8.83	$9.78	$10.07	$9.95

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.14		0.23	0.18	0.24	0.28	0.18	0.12		0.21	0.15	0.22	0.26	0.12
Net Gain (Loss) on Investments (Realized and Unrealized)	0.10		0.43	1.09	(0.65)	0.32	0.18	0.10		0.43	1.09	(0.65)	0.32	0.19
Total from Investment Operations	0.24		0.66	1.27	(0.41)	0.60	0.36	0.22		0.64	1.24	(0.43)	0.58	0.31

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.27)	(0.28)	(0.44)	(0.40)	(0.22)	(0.17)		(0.25)	(0.26)	(0.41)	(0.38)	(0.19)
Distributions from Net Realized Gain	—		(0.80)	—	(0.11)	(0.49)	—	—		(0.80)	—	(0.11)	(0.49)	—
Total Distributions	(0.18)		(1.07)	(0.28)	(0.55)	(0.89)	(0.22)	(0.17)		(1.05)	(0.26)	(0.52)	(0.87)	(0.19)
Net Asset Value, End of Period	$9.49		$9.43	$9.84	$8.85	$9.81	$10.10	$9.45		$9.40	$9.81	$8.83	$9.78	$10.07
Total Return[2]	2.57%	[3]	6.80%	14.63%	(4.29)%	6.22%	3.65%	2.35%	[3]	6.57%	14.27%	(4.42)%	5.96%	3.28%

Supplemental Data:
Net Assets, End of Period (000’s)	$57,730		$63,651	$49,380	$42,075	$42,796	$66,292	$164,590		$153,986	$119,435	$113,806	$84,307	$96,734
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.13%	[4]	1.12%	1.21%	1.25%	1.30%	1.33%	1.38%	[4]	1.37%	1.46%	1.50%	1.55%	1.58%
Expenses After Investment Advisory Fees (Waived)	1.01%	[4]	1.01%	1.10%	1.12%	1.09%	1.26%	1.26%	[4]	1.26%	1.35%	1.37%	1.34%	1.51%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.03%	[4]	1.02%	1.09%	1.07%	0.99%	1.13%	1.28%	[4]	1.27%	1.34%	1.32%	1.24%	1.38%
Net Investment Income (Loss)	2.81%	[4]	2.31%	1.87%	2.72%	2.87%	1.67%	2.60%	[4]	2.08%	1.62%	2.47%	2.66%	1.01%
Portfolio Turnover Rate	20%	[3]	83%	59%	56%	86%	150%	20%	[3]	83%	59%	56%	86%	150%

[1]	Calculated based on average shares outstanding during the period.
[2]	Total return does not include the effects of sales charges for Class A.
[3]	Not annualized.
[4]	Annualized.

144	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.97		$10.04	$9.99	$10.14	$10.19	$10.21	$9.96		$10.03	$9.99	$10.13	$10.18	$10.20

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.15		0.22	0.24	0.22	0.22	0.15	0.13		0.20	0.20	0.21	0.19	0.13
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.03)		(0.04)	0.06	(0.12)	(0.04)	—	(0.03)		(0.04)	0.06	(0.12)	(0.04)	—
Total from Investment Operations	0.12		0.18	0.30	0.10	0.18	0.15	0.10		0.16	0.26	0.09	0.15	0.13

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.25)	(0.25)	(0.25)	(0.23)	(0.17)	(0.13)		(0.23)	(0.22)	(0.23)	(0.20)	(0.15)
Total Distributions	(0.15)		(0.25)	(0.25)	(0.25)	(0.23)	(0.17)	(0.13)		(0.23)	(0.22)	(0.23)	(0.20)	(0.15)
Net Asset Value, End of Period	$9.94		$9.97	$10.04	$9.99	$10.14	$10.19	$9.93		$9.96	$10.03	$9.99	$10.13	$10.18
Total Return	1.18%	[2]	1.82%	2.99%	1.00%	1.76%	1.51%	1.05%	[2]	1.57%	2.64%	0.85%	1.51%	1.26%

Supplemental Data:
Net Assets, End of Period (000’s)	$4,725,914		$4,069,943	$2,756,498	$1,722,942	$1,166,438	$851,771	$1,435,465		$1,438,903	$1,540,448	$1,162,303	$1,148,730	$1,062,088
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.41%	[3]	0.42%	0.43%	0.43%	0.45%	0.48%	0.66%	[3]	0.67%	0.68%	0.68%	0.70%	0.73%
Expenses After Investment Advisory Fees (Waived)	0.41%	[3]	0.41%	0.42%	0.42%	0.44%	0.48%	0.66%	[3]	0.66%	0.67%	0.67%	0.69%	0.73%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.41%	[3]	0.41%	0.42%	0.43%	0.46%	0.47%	0.66%	[3]	0.66%	0.67%	0.68%	0.71%	0.72%
Net Investment Income (Loss)	2.94%	[3]	2.26%	2.25%	2.30%	2.16%	1.46%	2.68%	[3]	1.99%	2.00%	2.05%	1.90%	1.30%
Portfolio Turnover Rate	29%	[2]	62%	69%	66%	61%	53%	29%	[2]	62%	69%	66%	61%	53%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	145

Financial Highlights (Cont.)

	DoubleLine Floating Rate Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.94		$9.90	$9.77	$10.14	$10.15	$10.08	$9.95		$9.92	$9.79	$10.16	$10.16	$10.08

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.22		0.41	0.35	0.36	0.34	0.27	0.22		0.37	0.33	0.34	0.32	0.25
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.03)		0.02	0.13	(0.36)	—	0.04	(0.03)		0.02	0.13	(0.36)	—	0.05
Total from Investment Operations	0.19		0.43	0.48	—	0.34	0.31	0.19		0.39	0.46	(0.02)	0.32	0.30

Less Distributions:
Distributions from Net Investment Income	(0.23)		(0.39)	(0.35)	(0.37)	(0.34)	(0.24)	(0.22)		(0.36)	(0.33)	(0.35)	(0.31)	(0.22)
Distributions from Net Realized Gain	—		—	—	—	(0.01)	—	—		—	—	—	(0.01)	—
Total Distributions	(0.23)		(0.39)	(0.35)	(0.37)	(0.35)	(0.24)	(0.22)		(0.36)	(0.33)	(0.35)	(0.32)	(0.22)
Net Asset Value, End of Period	$9.90		$9.94	$9.90	$9.77	$10.14	$10.15	$9.92		$9.95	$9.92	$9.79	$10.16	$10.16
Total Return	1.96%	[2]	4.39%	4.99%	0.02%	3.36%	3.07%	1.93%	[2]	4.02%	4.73%	(0.23)%	3.19%	2.93%

Supplemental Data:
Net Assets, End of Period (000’s)	$520,441		$428,379	$297,060	$229,612	$310,368	$276,737	$155,939		$145,289	$130,944	$72,281	$51,103	$104,320
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.63%	[3]	0.65%	0.68%	0.65%	0.67%	0.73%	0.88%	[3]	0.90%	0.93%	0.90%	0.92%	0.98%
Expenses After Investment Advisory Fees (Waived)	0.63%	[3]	0.65%	0.68%	0.65%	0.67%	0.73%	0.88%	[3]	0.90%	0.93%	0.90%	0.92%	0.98%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.63%	[3]	0.65%	0.68%	0.65%	0.70%	0.73%	0.88%	[3]	0.90%	0.93%	0.90%	0.95%	0.98%
Net Investment Income (Loss)	4.73%	[3]	3.98%	3.60%	3.70%	3.35%	2.68%	4.48%	[3]	3.71%	3.35%	3.45%	3.06%	2.68%
Portfolio Turnover Rate	27%	[2]	77%	106%	70%	84%	66%	27%	[2]	77%	106%	70%	84%	66%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

146	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I		Class I	Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$15.16		$14.76	$12.32	$12.13	$10.68	$10.00		$15.14		$14.75	$12.31	$12.12	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22		0.35	0.27	0.32	0.34	0.11		0.20		0.30	0.24	0.29	0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	1.84		1.46	2.72	0.40	1.45	0.67		1.84		1.46	2.72	0.40	1.45	0.67
Total from Investment Operations	2.06		1.81	2.99	0.72	1.79	0.78		2.04		1.76	2.96	0.69	1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.22)		(0.35)	(0.28)	(0.34)	(0.34)	(0.10)		(0.20)		(0.31)	(0.25)	(0.31)	(0.31)	(0.09)
Distributions from Net Realized Gain	—		(1.06)	(0.27)	(0.19)	— [5]	—		—		(1.06)	(0.27)	(0.19)	— [5]	—
Total Distributions	(0.22)		(1.41)	(0.55)	(0.53)	(0.34)	(0.10)		(0.20)		(1.37)	(0.52)	(0.50)	(0.31)	(0.09)
Net Asset Value, End of Period	$17.00		$15.16	$14.76	$12.32	$12.13	$10.68		$16.98		$15.14	$14.75	$12.31	$12.12	$10.68
Total Return	13.68%	[2]	12.40%	24.75%	6.09%	16.96%	7.83%	[2]	13.56%	[2]	12.06%	24.48%	5.84%	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$4,977,862		$4,013,700	$2,432,725	$673,308	$301,580	$30,061		$1,206,230		$1,042,563	$758,400	$186,985	$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	[3]	0.55%	0.55%	0.63%	0.82%	4.98%	[3]	0.81%	[3]	0.80%	0.80%	0.88%	1.07%	5.23%	[3]
Expenses After Investment Advisory Fees (Waived)	0.55%	[3]	0.54%	0.55%	0.63%	0.79%	4.72%	[3]	0.80%	[3]	0.79%	0.80%	0.88%	1.04%	4.97%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	[3]	0.54%	0.60%	0.63%	0.62%	0.39%	[3]	0.80%	[3]	0.79%	0.85%	0.88%	0.87%	0.64%	[3]
Net Investment Income (Loss)	2.72%	[3]	2.17%	2.01%	2.66%	2.89%	2.64%	[3]	2.47%	[3]	1.91%	1.76%	2.41%	2.63%	2.35%	[3]
Portfolio Turnover Rate	24%	[2]	60%	68%	67%	68%	120%	[2]	24%	[2]	60%	68%	67%	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	147

Financial Highlights (Cont.)

	DoubleLine Flexible Income Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.81		$9.82	$9.55	$9.99	$10.00		$9.81		$9.82	$9.55	$9.99	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.21		0.35	0.32	0.36	0.42		0.19		0.33	0.30	0.34	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.10)		0.03	0.29	(0.40)	(0.04)		(0.10)		0.03	0.29	(0.40)	(0.04)
Total from Investment Operations	0.11		0.38	0.61	(0.04)	0.38		0.09		0.36	0.59	(0.06)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.21)		(0.39)	(0.34)	(0.40)	(0.39)		(0.20)		(0.37)	(0.32)	(0.38)	(0.37)
Total Distributions	(0.21)		(0.39)	(0.34)	(0.40)	(0.39)		(0.20)		(0.37)	(0.32)	(0.38)	(0.37)
Net Asset Value, End of Period	$9.71		$9.81	$9.82	$9.55	$9.99		$9.70		$9.81	$9.82	$9.55	$9.99
Total Return	1.13%	[2]	3.94%	6.48%	(0.43)%	3.85%	[2]	0.91%	[2]	3.69%	6.23%	(0.66)%	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,134,400		$1,007,491	$593,153	$160,590	$57,511		$223,809		$195,093	$147,095	$62,880	$27,417
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.74%	[3]	0.76%	0.80%	0.87%	1.33%	[3]	0.99%	[3]	1.01%	1.05%	1.12%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.72%	[3]	0.74%	0.76%	0.82%	1.27%	[3]	0.97%	[3]	0.99%	1.01%	1.07%	1.52%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.72%	[3]	0.77%	0.76%	0.77%	0.76%	[3]	0.97%	[3]	1.02%	1.01%	1.02%	1.01%	[3]
Net Investment Income (Loss)	4.06%	[3]	3.61%	3.36%	3.75%	4.26%	[3]	3.81%	[3]	3.36%	3.11%	3.50%	4.08%	[3]
Portfolio Turnover Rate	18%	[2]	41%	58%	42%	55%	[2]	18%	[2]	41%	58%	42%	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

148	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.70		$9.85	$9.59	$9.83	$10.00		$9.71		$9.86	$9.60	$9.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.13		0.24	0.29	0.33	0.37		0.11		0.22	0.27	0.31	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.06)		(0.11)	0.27	(0.23)	(0.17)		(0.06)		(0.11)	0.27	(0.23)	(0.17)
Total from Investment Operations	0.07		0.13	0.56	0.10	0.20		0.05		0.11	0.54	0.08	0.18

Less Distributions:
Distributions from Net Investment Income	(0.13)		(0.26)	(0.29)	(0.34)	(0.36)		(0.11)		(0.24)	(0.27)	(0.32)	(0.33)
Distributions from Net Realized Gain	(0.01)		(0.02)	(0.01)	—	(0.01)		(0.01)		(0.02)	(0.01)	—	(0.01)
Total Distributions	(0.14)		(0.28)	(0.30)	(0.34)	(0.37)		(0.12)		(0.26)	(0.28)	(0.32)	(0.34)
Net Asset Value, End of Period	$9.63		$9.70	$9.85	$9.59	$9.83		$9.64		$9.71	$9.86	$9.60	$9.84
Total Return	0.74%	[2]	1.37%	5.95%	1.06%	1.92%	[2]	0.59%	[2]	1.10%	5.69%	0.82%	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$142,235		$142,174	$133,047	$66,797	$64,891		$18,338		$57,856	$216,718	$118,802	$79,419
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	[3]	0.89%	0.74%	0.84%	0.91%	[3]	0.95%	[3]	1.14%	0.99%	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived)	0.70%	[3]	0.89%	0.74%	0.84%	0.91%	[3]	0.95%	[3]	1.14%	0.99%	1.09%	1.16%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	[3]	0.59%	0.59%	0.59%	0.59%	[3]	0.82%	[3]	0.84%	0.84%	0.84%	0.84%	[3]
Net Investment Income (Loss)	2.55%	[3]	2.50%	3.03%	3.44%	3.80%	[3]	2.22%	[3]	2.25%	2.78%	3.19%	3.58%	[3]
Portfolio Turnover Rate	18%	[2]	37%	61%	39%	21%	[2]	18%	[2]	37%	61%	39%	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	149

Financial Highlights (Cont.)

	DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.73		$9.79	$10.40	$10.43	$10.00		$9.72		$9.78	$10.39	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.15		0.33	0.32	0.29	0.10		0.14		0.30	0.29	0.26	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.44)		(0.06)	(0.60)	(0.02)	0.41		(0.44)		(0.06)	(0.60)	(0.02)	0.41
Total from Investment Operations	(0.29)		0.27	(0.28)	0.27	0.51		(0.30)		0.24	(0.31)	0.24	0.50

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.33)	(0.33)	(0.29)	(0.08)		(0.14)		(0.30)	(0.30)	(0.26)	(0.08)
Distributions from Net Realized Gain	—		—	—	(0.01)	—		—		—	—	(0.01)	—
Total Distributions	(0.15)		(0.33)	(0.33)	(0.30)	(0.08)		(0.14)		(0.30)	(0.30)	(0.27)	(0.08)
Net Asset Value, End of Period	$9.29		$9.73	$9.79	$10.40	$10.43		$9.28		$9.72	$9.78	$10.39	$10.42
Total Return	(3.00)%[2]		2.74%	(2.82)%	2.76%	5.15%	[2]	(3.13)%[2]		2.48%	(3.08)%	2.51%	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$59,630		$55,357	$50,465	$56,843	$56,240		$10,051		$11,016	$11,276	$25,763	$19,572
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.75%	[3]	0.81%	0.76%	0.84%	1.33%	[3]	1.00%	[3]	1.06%	1.01%	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.75%	[3]	0.81%	0.76%	0.84%	1.33%	[3]	1.00%	[3]	1.06%	1.01%	1.09%	1.58%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	[3]	0.65%	0.65%	0.65%	0.65%	[3]	0.90%	[3]	0.90%	0.90%	0.90%	0.90%	[3]
Net Investment Income (Loss)	3.17%	[3]	3.33%	3.13%	2.87%	3.02%	[3]	2.92%	[3]	3.06%	2.79%	2.62%	3.00%	[3]
Portfolio Turnover Rate	15%	[2]	33%	94%	52%	72%	[2]	15%	[2]	33%	94%	52%	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

150	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Strategic Commodity Fund (Consolidated)
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I		Class I	Class I	Class I		Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.11		$9.33	$8.69	$10.00		$10.04		$9.28	$8.67	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.05		0.04	(0.06)	(0.07)		0.03		0.01	(0.09)	(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	0.09		1.27	0.75	(1.24)		0.09		1.27	0.75	(1.24)
Total from Investment Operations	0.14		1.31	0.69	(1.31)		0.12		1.28	0.66	(1.33)

Less Distributions:
Distributions from Net Investment Income	—		(0.53)	(0.05)	—		—		(0.52)	(0.05)	—
Distributions from Net Realized Gain	—		— [5]	—	—	[5]	—		— [5]	—	—	[5]
Total Distributions	—		(0.53)	(0.05)	—	[5]	—		(0.52)	(0.05)	—	[5]
Net Asset Value, End of Period	$10.25		$10.11	$9.33	$8.69		$10.16		$10.04	$9.28	$8.67
Total Return	1.38%	[2]	14.03%	7.93%	(13.07)%[2]		1.20%	[2]	13.79%	7.55%	(13.27)%[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$523,576		$213,752	$22,243	$27,997		$80,248		$67,838	$6,540	$1,421
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.00%	[3]	1.16%	1.77%	4.42%	[3]	1.25%	[3]	1.41%	2.23%	4.67%	[3]
Expenses After Investment Advisory Fees (Waived)	1.00%	[3]	1.16%	1.77%	4.42%	[3]	1.25%	[3]	1.41%	2.23%	4.67%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.10%	[3]	1.10%	1.10%	1.06%	[3]	1.35%	[3]	1.35%	1.35%	1.31%	[3]
Net Investment Income (Loss)	0.95%	[3]	0.33%	(0.75)%	(1.05)%	[3]	0.69%[3]		0.09%	(1.00)%	(1.30)%	[3]
Portfolio Turnover Rate	0%	[2]	0%	0%	0%	[2]	0%	[2]	0%	0%	0%	[2]

[1]	Commencement of operations on May 18, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	151

Financial Highlights (Cont.)

	DoubleLine Global Bond Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I		Class I	Class I	Class I		Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.71		$10.04	$10.49	$10.00		$10.69		$10.02	$10.49	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.05		0.09	0.05	0.02		0.04		0.06	0.02	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.57)		0.72	(0.47)	0.49		(0.57)		0.72	(0.47)	0.49
Total from Investment Operations	(0.52)		0.81	(0.42)	0.51		(0.53)		0.78	(0.45)	0.51

Less Distributions:
Distributions from Net Investment Income	(0.12)		(0.14)	(0.02)	(0.02)		(0.10)		(0.11)	(0.01)	(0.02)
Distributions from Return of Capital	—		—	(0.01)	—		—		—	(0.01)	—
Total Distributions	(0.12)		(0.14)	(0.03)	(0.02)		(0.10)		(0.11)	(0.02)	(0.02)
Net Asset Value, End of Period	$10.07		$10.71	$10.04	$10.49		$10.06		$10.69	$10.02	$10.49
Total Return	(4.88)%[2]		7.96%	(4.00)%	5.11%	[2]	(4.97)%[2]		7.77%	(4.31)%	5.07%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$808,670		$663,208	$475,328	$94,631		$26,044		$29,544	$24,058	$41,937
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	[3]	0.56%	0.66%	1.29%	[3]	0.80%	[3]	0.81%	0.91%	1.54%	[3]
Expenses After Investment Advisory Fees (Waived)	0.55%	[3]	0.56%	0.66%	1.29%	[3]	0.80%	[3]	0.81%	0.91%	1.54%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	[3]	0.56%	0.66%	0.70%	[3]	0.80%	[3]	0.81%	0.91%	0.95%	[3]
Net Investment Income (Loss)	1.05%	[3]	0.82%	0.52%	0.83%	[3]	0.76%	[3]	0.57%	0.20%	0.58%	[3]
Portfolio Turnover Rate	6%	[2]	16%	57%	13%	[2]	6%	[2]	16%	57%	13%	[2]

[1]	Commencement of operations on December 17, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

152	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Infrastructure Income Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$10.00		$10.07	$10.00		$10.00		$10.06	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18		0.30	0.29		0.15		0.29	0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.12)		(0.03)	0.01		(0.12)		(0.03)	0.01
Total from Investment Operations	0.06		0.27	0.30		0.03		0.26	0.27

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.33)	(0.23)		(0.14)		(0.31)	(0.21)
Distributions from Net Realized Gain	—		(0.01)	—	[5]	—		(0.01)	—	[5]
Total Distributions	(0.16)		(0.34)	(0.23)		(0.14)		(0.32)	(0.21)
Net Asset Value, End of Period	$9.90		$10.00	$10.07		$9.89		$10.00	$10.06
Total Return	0.56%	[2]	2.67%	3.11%	[2]	0.33%	[2]	2.54%	2.76%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$533,435		$532,404	$392,117		$14,176		$19,379	$567
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.58%	[3]	0.57%	0.77%	[3]	0.83%	[3]	0.82%	1.50%	[3]
Expenses After Investment Advisory Fees (Waived)	0.58%	[3]	0.57%	0.77%	[3]	0.83%	[3]	0.82%	1.50%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.58%	[3]	0.57%	0.64%	[3]	0.83%	[3]	0.82%	0.89%	[3]
Net Investment Income (Loss)	3.23%	[3]	3.18%	2.78%	[3]	2.97%	[3]	2.86%	2.53%	[3]
Portfolio Turnover Rate	10%	[2]	29%	43%	[2]	10%	[2]	29%	43%	[2]

[1]	Commencement of operations on April 1, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	153

Financial Highlights (Cont.)

	DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$10.03		$10.01	$10.00		$10.03		$10.02	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.09		0.13	0.03		0.09		0.09	0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	0.02		—	0.01		0.02		—	0.01
Total from Investment Operations	0.11		0.13	0.04		0.11		0.09	0.02

Less Distributions:
Distributions from Net Investment Income	(0.10)		(0.11)	(0.03)		(0.09)		(0.08)	—
Distributions from Net Realized Gain	—		— [5]	—		—		— [5]	—
Total Distributions	(0.10)		(0.11)	(0.03)		(0.09)		(0.08)	—
Net Asset Value, End of Period	$10.04		$10.03	$10.01		$10.05		$10.03	$10.02
Total Return	1.11%	[2]	1.31%	0.36%	[2]	1.10%	[2]	0.95%	0.20%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$274,189		$166,255	$8,294		$1,244		$278	$125
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.22%	[3]	0.32%	4.87%	[3]	0.47%	[3]	0.57%	5.42%	[3]
Expenses After Investment Advisory Fees (Waived)	0.22%	[3]	0.32%	4.87%	[3]	0.47%	[3]	0.57%	5.42%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.22%	[3]	0.29%	0.35%	[3]	0.47%	[3]	0.41%	0.60%	[3]
Net Investment Income (Loss)	2.07%	[3]	1.24%	0.42%	[3]	1.87%	[3]	0.92%	0.11%	[3]
Portfolio Turnover Rate	74%	[2]	74%	79%	[2]	74%	[2]	74%	79%	[2]

[1]	Commencement of operations on June 30, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

154	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced International CAPE®
	Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Period Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$11.24		$10.86	$10.00		$11.23		$10.86	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.16		0.22	0.03		0.15		0.18	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.37)		0.86	0.85		(0.37)		0.86	0.85
Total from Investment Operations	(0.21)		1.08	0.88		(0.22)		1.04	0.87

Less Distributions:
Distributions from Net Investment Income	(0.23)		(0.35)	(0.02)		(0.21)		(0.32)	(0.01)
Distributions from Net Realized Gain	—		(0.35)	—		—		(0.35)	—
Total Distributions	(0.23)		(0.70)	(0.02)		(0.21)		(0.67)	(0.01)
Net Asset Value, End of Period	$10.80		$11.24	$10.86		$10.80		$11.23	$10.86
Total Return	(1.91)%[2]		9.92%	8.76%	[2]	(1.95)%[2]		9.56%	8.72%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$49,404		$78,162	$19,384		$25,196		$29,160	$11,499
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.00%	[3]	1.04%	7.10%	[3]	1.25%	[3]	1.29%	4.93%	[3]
Expenses After Investment Advisory Fees (Waived)	0.95%	[3]	1.02%	7.10%	[3]	1.20%	[3]	1.27%	4.93%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.60%	[3]	0.63%	0.64%	[3]	0.85%	[3]	0.87%	0.89%	[3]
Net Investment Income (Loss)	3.02%	[3]	1.79%	0.72%	[3]	2.78%	[3]	1.52%	0.58%	[3]
Portfolio Turnover Rate	40%	[2]	69%	38%	[2]	40%	[2]	69%	38%	[2]

[1]	Commencement of operations on December 23, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2018	155

Notes to Financial Statements	(Unaudited) September 30, 2018

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 16 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Shiller Enhanced International CAPE® (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the Global Bond Fund, Infrastructure Income Fund, and Strategic Commodity Fund, which are classified as non-diversified Funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—
DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—
DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—
DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—
DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—
DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

156	DoubleLine Funds Trust

(Unaudited) September 30, 2018

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Semi-Annual Report	September 30, 2018	157

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 20181:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$636,446,145	$341,721,279	$6,051,481	$24,320,226	$196,853,556	$56,355,681
Affiliated Mutual Funds	—	1,119,219,278	—	62,935,983	48,150,000	—
Exchange Traded Funds and Common Stocks	—	1,985,457	3,198,965	68,396,016	1,250,603	—
Real Estate Investment Trusts	—	—	—	9,397,433	—	—
Total Level 1	636,446,145	1,462,926,014	9,250,446	165,049,658	246,254,159	56,355,681
Level 2
US Government and Agency Mortgage Backed Obligations	22,876,307,962	1,656,161,008	—	6,991,788	291,486,362	—
Non-Agency Residential Collateralized Mortgage Obligations	12,622,408,888	916,416,162	—	14,972,054	963,709,701	—
Non-Agency Commercial Mortgage Backed Obligations	3,751,094,892	766,944,021	—	—	974,709,173	—
Collateralized Loan Obligations	2,820,134,419	282,299,111	—	11,048,537	972,342,281	6,534,996
US Government and Agency Obligations	2,304,703,214	2,112,275,000	—	2,137,923	381,825,074	—
Asset Backed Obligations	1,848,632,655	221,274,936	—	8,774,421	528,724,465	—
Other Short Term Investments	1,493,380,101	163,659,971	—	6,877,542	98,684,188	—
US Corporate Bonds	—	1,316,656,670	—	—	339,850,579	11,396,512
Foreign Corporate Bonds	—	1,072,380,800	844,295,769	—	900,046,523	913,725
Bank Loans	—	534,093,759	—	—	396,512,525	631,785,886
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	135,889,072	112,708,159	—	109,588,304	—
Municipal Bonds	—	10,011,967	—	—	—	—
Total Level 2	47,716,662,131	9,188,062,477	957,003,928	50,802,265	5,957,479,175	650,631,119
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	285,462,433	38,847,722	—	976,266	1,772,912	—
Asset Backed Obligations	—	11,611,494	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	—	4,589,906	—	—	—	—
Total Level 3	285,462,433	55,049,122	—	976,266	1,772,912	—
Total	$48,638,570,709	$10,706,037,613	$966,254,374	$216,828,189	$6,205,506,246	$706,986,800
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$939,339	$—	$—
Total Level 1	—	—	—	939,339	—	—
Level 2
Excess Return Swaps	—	—	—	4,333,202	—	—
Forward Currency Exchange Contracts	—	—	—	(245,637)	—	—
Total Level 2	—	—	—	4,087,565	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$5,026,904	$—	$—

158	DoubleLine Funds Trust

(Unaudited) September 30, 2018

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Investments in Securities
Level 1
Money Market Funds	$399,447,756	$87,511,006	$1,591,299	$1,327,980	$23,609,259	$19,474,576
Affiliated Mutual Funds	250,299,302	65,520,316	—	—	—	—
Exchange Traded Funds and Common Stock	132,860	86,175	297,476	—	—	—
Total Level 1	649,879,918	153,117,497	1,888,775	1,327,980	23,609,259	19,474,576
Level 2
Collateralized Loan Obligations	759,210,809	226,368,152	—	—	—	—
US Government and Agency Obligations	724,983,968	57,898,938	—	11,415,403	—	186,094,524
Non-Agency Commercial Mortgage Backed Obligations	700,274,040	105,141,267	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	676,027,801	295,205,532	—	—	—	—
Foreign Corporate Bonds	488,958,557	191,597,022	133,337,338	—	—	—
Bank Loans	448,155,816	131,228,425	—	—	—	—
US Government and Agency Mortgage Backed Obligations	380,865,124	15,519,495	—	49,880,404	—	—
Asset Backed Obligations	360,159,626	60,824,392	—	—	—	—
US Corporate Bonds	289,570,793	71,747,702	—	—	—	—
Other Short Term Investments	229,279,428	—	—	6,776,442	562,120,581	—
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	54,574,643	31,412,091	25,474,570	—	—	618,077,694
Total Level 2	5,112,060,605	1,186,943,016	158,811,908	68,072,249	562,120,581	804,172,218
Level 3
Non-Agency Commercial Mortgage Backed Obligations	2,998,923	30,811,586	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	637,602	1,144,914	—	—	—	—
Total Level 3	3,636,525	31,956,500	—	—	—	—
Total	$5,765,577,048	$1,372,017,013	$160,700,683	$69,400,229	$585,729,840	$823,646,794
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$(151,296)	$—	$—
Total Level 1	—	—	—	(151,296)	—	—
Level 2
Excess Return Swaps	467,802,361	—	—	—	17,525,777	—
Total Level 2	467,802,361	—	—	—	17,525,777	—
Level 3	—	—	—	—	—	—
Total	$467,802,361	$—	$—	$(151,296)	$17,525,777	$—

Semi-Annual Report	September 30, 2018	159

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Investments in Securities
Level 1
Money Market Funds	$37,539,692	$5,072,865	$787,413
Affiliated Mutual Funds	—	—	7,580,942
Total Level 1	37,539,692	5,072,865	8,368,355
Level 2
Asset Backed Obligations	244,660,401	—	6,450,847
US Corporate Bonds	149,516,570	68,685,265	5,578,013
Foreign Corporate Bonds	108,061,619	41,230,082	6,933,792
Commercial Paper	—	159,795,910	—
Other Short Term Investments	—	4,964,650	—
Collateralized Loan Obligations	—	—	12,832,238
Non-Agency Commercial Mortgage Backed Obligations	—	—	11,154,746
Non-Agency Residential Collateralized Mortgage Obligations	—	—	10,474,685
US Government and Agency Obligations	—	—	6,893,664
US Government and Agency Mortgage Backed Obligations	—	—	6,208,167
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	209,750
Total Level 2	502,238,590	274,675,907	66,735,902
Level 3
Foreign Corporate Bonds	10,179,009	—	—
Asset Backed Obligations	6,014,328	—	—
Total Level 3	16,193,337	—	—
Total	$555,971,619	$279,748,772	$75,104,257
Other Financial Instruments
Level 1	$—	$—	$—
Level 2
Excess Return Swaps	—	—	(20,173)
Forward Currency Exchange Contracts	—	—	(841,911)
Total Level 2	—	—	(862,084)
Level 3	—	—	—
Total	$—	$—	$(862,084)

See the Schedules of Investments for further disaggregation of investment categories.

[1]	There were transfers between Levels 1 and 2 during the period ended September 30, 2018.

160	DoubleLine Funds Trust

(Unaudited) September 30, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2018 [3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$32,295,476	$145,191	$225,222	$194,611	$127,911	$(676,030)	$—	$(1,500,795)	$30,811,586	$265,439
Non-Agency Commercial Mortgage Backed Obligations	1,039,796	28,968	70,415	16,211	—	(642,080)	631,606	—	1,144,914	44,689
Asset Backed Obligations	104,160	—	35	—	—	(104,195)	—	—	—	—
Total	$33,439,432	$174,159	$295,672	$210,822	$127,911	$(1,422,305)	$631,606	$(1,500,795)	$31,956,500	$310,128

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2018 [3]
Investments in Securities
Foreign Corporate Bonds	$10,382,226	$(539)	$(125,573)	$(1,329)	$—	$(75,776)	$—	$—	$10,179,009	$(124,036)
Asset Backed Obligations	7,985,600	9,907	280	—	—	(1,981,459)	—	—	6,014,328	6,620
Total	$18,367,826	$9,368	$(125,293)	$(1,329)	$—	$(2,057,235)	$—	$—	$16,193,337	$(117,416)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2018 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of 9/30/2018*	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$30,811,586	Market Comparables	Market Quotes	$85.17-$107.28 ($96.69)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	1,144,914	Market Comparables	Yields	8.99%-22.95% (16.69%)	Increase in yields would have resulted in the decrease in the fair value of the security

DoubleLine Infrastructure Income Fund	Fair Value as of 9/30/2018*	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input
Foreign Corporate Bonds	$10,179,009	Market Comparables	Market Quotes	$101.50 ($101.50)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security
Asset Backed Obligations	6,014,328	Market Comparables	Market Quotes	$99.93 ($99.93)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

Semi-Annual Report	September 30, 2018	161

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2018, 2017 and 2016 for the Funds, are those that are open for exam by taxing authorities. As of September 30, 2018, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2018. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Global Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund and the DoubleLine Global Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

162	DoubleLine Funds Trust

(Unaudited) September 30, 2018

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and the DoubleLine Strategic Commodity, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2018, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)
Commencement of Operations	6/15/2011	5/18/2015
Fund Net Assets	$222,319,858	$603,823,808
Subsidiary % of Fund Net Assets	5.29%	22.60%
Subsidiary Financial Statement Information
Net Assets	$11,760,145	$136,454,226
Total Income	$104,801	$1,021,720
Net Realized Gain/(Loss)	$548,807	$(16,393,837)

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Semi-Annual Report	September 30, 2018	163

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation is expected to apply until at least July 31, 2019. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A
DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A
DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A
DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A

Other than described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2019	2020	2021	2022
DoubleLine Multi-Asset Growth Fund (Consolidated)	$37,024	$21,559	$19,003	$8,799
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$432,477	$443,142	$613,726	$105,020
DoubleLine Long Duration Total Return Bond Fund	$134,851	$80,395	$101,274	$34,422
DoubleLine Strategic Commodity Fund (Consolidated)	$271,858	$183,840	$90,794	$10,040
DoubleLine Global Bond Fund	$132,643	$13,273	$—	$—
DoubleLine Infrastructure Income Fund	$—	$172,344	$—	$—
DoubleLine Ultra Short Bond Fund	$—	$220,735	$30,967	$—
DoubleLine Shiller Enhanced International CAPE®	$—	$171,882	$389,095	$154,730

For the period ended September 30, 2018, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Multi-Asset Growth Fund (Consolidated)	$31,125
DoubleLine Strategic Commodity Fund (Consolidated)	$254,187

164	DoubleLine Funds Trust

(Unaudited) September 30, 2018

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended September 30, 2018.

DoubleLine Core Fixed Income Fund	$2,683,842
DoubleLine Multi-Asset Growth Fund (Consolidated)	$135,452
DoubleLine Low Duration Bond Fund	$120,877
DoubleLine Shiller Enhanced CAPE®	$182,954
DoubleLine Flexible Income Fund	$139,138
DoubleLine Shiller Enhanced International CAPE®	$22,056

As of September 30, 2018 , greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner
DoubleLine Global Bond Fund	74%	DoubleLine Core Fixed Income Fund
DoubleLine Infrastructure Income Fund	83%	DoubleLine Core Fixed Income Fund
DoubleLine Long Duration Total Return Bond Fund	67%	DoubleLine Core Fixed Income Fund
DoubleLine Global Bond Fund	8%	DoubleLine Flexible Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	30%	DoubleLine Low Duration Bond Fund
DoubleLine Ultra Short Bond Fund	91%	DoubleLine Shiller Enhanced CAPE®

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2018:

% Owned
DoubleLine Multi-Asset Growth Fund (Consolidated)	78%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Effective July 31, 2018 the DoubleLine Multi-Asset Growth Fund no longer imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

Semi-Annual Report	September 30, 2018	165

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments and in-kind transactions) for the period ended September 30, 2018 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$6,763,616,381	$7,889,072,575	$—	$429,048,984
DoubleLine Core Fixed Income Fund	$2,378,760,421	$1,748,323,340	$1,394,440,499	$1,538,464,890
DoubleLine Emerging Markets Fixed Income Fund	$382,599,433	$481,318,779	$—	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	$42,603,949	$37,628,155	$—	$—
DoubleLine Low Duration Bond Fund	$2,060,299,222	$1,387,594,041	$257,047,129	$133,171,055
DoubleLine Floating Rate Fund	$266,782,428	$167,942,769	$—	$—
DoubleLine Shiller Enhanced CAPE ®	$1,714,480,437	$896,371,612	$425,808,594	$136,305,012
DoubleLine Flexible Income Fund	$454,549,217	$205,717,895	$6,242,544	$—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$31,578,933	$36,328,043	$—	$—
DoubleLine Long Duration Total Return Bond Fund	$6,140,034	$1,312,045	$3,501,313	$8,976,251
DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—
DoubleLine Global Bond Fund	$192,361,336	$32,450,833	$28,172,035	$11,500,000
DoubleLine Infrastructure Income Fund	$70,343,318	$49,601,007	$—	$—
DoubleLine Ultra Short Bond Fund	$112,146,326	$70,880,627	$—	$—
DoubleLine Selective Credit Fund	$163,989,416	$86,176,761	$—	$—
Doubleline Shiller Enhanced International CAPE®	$15,298,867	$42,024,033	$18,229,118	$19,364,776

Purchases and sales related to in-kind transactions for the DoubleLine Low Duration Emerging Markets Fixed Income Fund for the period ended September 30, 2018 were $0 and $31,712,846, respectively. There were no purchases or sales related to in-kind transactions for any of the other Funds.

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2018		Period Ended March 31, 2018
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain
DoubleLine Total Return Bond Fund	$915,881,952	$—	$1,885,483,560	$—
DoubleLine Core Fixed Income Fund	$179,378,823	$—	$277,931,402	$—
DoubleLine Emerging Markets Fixed Income Fund	$17,321,856	$—	$44,702,039	$350,447
DoubleLine Multi-Asset Growth Fund (Consolidated)	$4,107,445	$—	$12,565,996	$9,401,441
DoubleLine Low Duration Bond Fund	$83,890,974	$—	$126,576,683	$—
DoubleLine Floating Rate Fund	$15,134,222	$—	$18,705,786	$—
DoubleLine Shiller Enhanced CAPE®	$74,614,852	$—	$122,263,825	$284,432,254
DoubleLine Flexible Income Fund	$27,751,144	$—	$37,759,853	$—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$2,456,161	$148,364	$5,581,626	$285,277
DoubleLine Long Duration Total Return Bond Fund	$1,076,675	$—	$2,138,665	$—
DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$3,675,950	$—
DoubleLine Global Bond Fund	$8,828,633	$—	$7,299,275	$—
DoubleLine Infrastructure Income Fund	$8,499,997	$—	$17,032,793	$—
DoubleLine Ultra Short Bond Fund	$2,739,814	$—	$1,357,792	$—
DoubleLine Shiller Enhanced International CAPE®	$1,739,149	$—	$5,138,745	$1,618,610

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

166	DoubleLine Funds Trust

(Unaudited) September 30, 2018

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of March 31, 2018, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$52,330,454,350	$10,508,349,182	$1,174,379,418	$219,704,242	$5,608,964,358	$604,061,595
Gross Tax Unrealized Appreciation	817,295,468	91,112,267	3,331,933	9,524,930	12,664,801	3,529,263
Gross Tax Unrealized Depreciation	(1,657,245,733)	(192,974,477)	(56,743,725)	(12,216,754)	(55,171,354)	(1,798,448)
Net Tax Unrealized Appreciation (Depreciation)	(839,950,265)	(101,862,210)	(53,411,792)	(2,691,824)	(42,506,553)	1,730,815

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Tax Cost of Investments	$4,924,747,234	$1,214,218,181	$203,763,452	$67,370,348	$278,099,329	$660,746,910
Gross Tax Unrealized Appreciation	139,523,679	11,093,278	241,447	555,514	6,228,285	43,662,712
Gross Tax Unrealized Depreciation	(28,743,170)	(16,773,756)	(5,704,890)	(1,635,160)	(6,087,732)	(15,766,826)
Net Tax Unrealized Appreciation (Depreciation)	110,780,509	(5,680,478)	(5,463,443)	(1,079,646)	140,553	27,895,886

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Tax Cost of Investments	$550,374,034	$166,533,324	$113,167,518
Gross Tax Unrealized Appreciation	3,229,640	79,402	12,235,297
Gross Tax Unrealized Depreciation	(7,992,143)	(107,026)	(18,999,031)
Net Tax Unrealized Appreciation (Depreciation)	(4,762,503)	(27,624)	(6,763,734)

As of March 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$(839,950,265)	$(101,862,210)	$(53,411,792)	$(2,691,824)	$(42,506,553)	$1,730,815
Undistributed Ordinary Income	26,418,092	8,051,045	2,833,758	1,804,320	3,368,640	1,194,622
Undistributed Long Term Capital Gains	—	—	—	—	—	—
Total Distributable Earnings	26,418,092	8,051,045	2,833,758	1,804,320	3,368,640	1,194,622
Other Accumulated Gains (Losses)	(2,607,524,045)	(56,149,301)	(1,530,136)	(2,551,131)	(35,630,896)	(9,366,808)
Total Accumulated Earnings (Losses)	(3,421,056,218)	(149,960,466)	(52,108,170)	(3,438,635)	(74,768,809)	(6,441,371)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$110,780,509	$(5,680,478)	$(5,463,443)	$(1,079,646)	$140,553	$27,895,886
Undistributed Ordinary Income	12,085,886	972,374	378,955	150,915	2,535,636	4,062,067
Undistributed Long Term Capital Gains	273,630,003	—	148,364	—	—	—
Total Distributable Earnings	285,715,889	972,374	527,319	150,915	2,535,636	4,062,067
Other Accumulated Gains (Losses)	(2,305,405)	(2,004,105)	(166,994)	(1,472,478)	(187)	(36,455)
Total Accumulated Earnings (Losses)	394,190,993	(6,712,209)	(5,103,118)	(2,401,209)	2,676,002	31,921,498

Semi-Annual Report	September 30, 2018	167

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Net Tax Unrealized Appreciation (Depreciation)	$(4,762,503)	$(27,624)	$(6,763,734)
Undistributed Ordinary Income	1,161,832	207,834	483,416
Undistributed Long Term Capital Gains	88,676	—	4,460,272
Total Distributable Earnings	1,250,508	207,834	4,943,688
Other Accumulated Gains (Losses)	(1,362,909)	(196,690)	(62,463)
Total Accumulated Earnings (Losses)	(4,874,904)	(16,480)	(1,882,509)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, sBuch losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2018, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	$2,570,137,207	Indefinite
DoubleLine Core Fixed Income Fund	$48,359,380	Indefinite
DoubleLine Low Duration Bond Fund	$33,254,027	Indefinite
DoubleLine Floating Rate Fund	$8,383,297	Indefinite
DoubleLine Flexible Income Fund	$1,308,020	Indefinite
DoubleLine Long Duration Total Return Bond Fund	$1,333,578	Indefinite
DoubleLine Strategic Commodity Fund (Consolidated)	$6	Indefinite
DoubleLine Global Bond Fund	$34,080	Indefinite
DoubleLine Ultra Short Bond Fund	$2,432	Indefinite

As of March 31, 2018, the following Funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss
DoubleLine Emerging Markets Fixed Income Fund	$1,131,288	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	$1,556,430	$—

168	DoubleLine Funds Trust

(Unaudited) September 30, 2018

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses) and consent fee income. For the period ended March 31, 2018, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$259,194,192	$(259,194,192)	$—
DoubleLine Core Fixed Income Fund	$8,704,721	$(8,704,720)	$(1)
DoubleLine Emerging Markets Fixed Income Fund	$621,908	$(621,908)	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	$2,751,349	$(1,674,578)	$(1,076,771)
DoubleLine Low Duration Bond Fund	$14,576,460	$(14,576,460)	$—
DoubleLine Floating Rate Fund	$—	$—	$—
DoubleLine Shiller Enhanced CAPE®	$5,512,908	$(5,512,908)	$—
DoubleLine Flexible Income Fund	$4,181,264	$(4,181,264)	$—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$213,411	$1,566,777	$(1,780,188)
DoubleLine Long Duration Total Return Bond Fund	$14,865	$(14,865)	$—
DoubleLine Strategic Commodity Fund (Consolidated)	$6,165,935	$(2,411,057)	$(3,754,878)
DoubleLine Global Bond Fund	$1,154,991	$(1,154,991)	$—
DoubleLine Infrastructure Income Fund	$74,968	$(74,968)	$—
DoubleLine Ultra Short Bond Fund	$(2,829)	$2,829	$—
DoubleLine Shiller Enhanced International CAPE®	$1,765,209	$(1,765,209)	$—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2018		Year Ended March 31, 2018		Period Ended September 30, 2018		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	562,294,579	$5,858,563,874	1,229,133,367	$13,089,461,799	178,477,300	$1,911,375,247	357,753,798	$3,919,243,224
Class N	81,296,220	846,652,931	276,781,319	2,948,049,468	10,698,571	114,555,082	30,228,384	331,003,784
Reinvested Dividends
Class I	58,680,731	610,198,545	111,191,439	1,182,155,529	10,408,342	111,302,249	15,993,625	175,016,336
Class N	10,771,332	111,958,361	23,280,468	247,608,657	1,332,378	14,235,237	2,462,170	26,929,289
Shares Redeemed
Class I	(690,726,172)	(7,194,394,119)	(1,412,657,467)	(15,032,606,149)	(134,399,039)	(1,439,497,203)	(153,544,332)	(1,679,154,271)
Class N	(224,474,456)	(2,337,350,888)	(434,172,038)	(4,621,309,995)	(19,181,120)	(205,324,700)	(36,810,525)	(402,882,907)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(202,157,766)	$(2,104,371,296)	(206,442,912)	$(2,186,640,691)	47,336,432	$506,645,912	216,083,120	$2,370,155,455

Semi-Annual Report	September 30, 2018	169

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2018		Year Ended March 31, 2018		Period Ended September 30, 2018			Year Ended March 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	18,379,426	$189,139,593	52,503,314	$561,305,737	1,287,291	$12,212,003		4,817,934	$48,331,341
Class N	2,746,539	28,261,474	8,864,323	94,939,970	—	—		—	—
Class A	—	—	—	—	3,871,235	36,552,368		7,473,673	74,755,136
Reinvested Dividends
Class I	1,065,251	10,915,049	2,880,730	30,804,581	71,854	674,723		583,138	5,599,644
Class N	174,606	1,791,033	643,048	6,877,776	—	—		—	—
Class A	—	—	—	—	27,282	255,055		1,240,489	11,820,029
Shares Redeemed
Class I	(28,258,381)	(290,897,687)	(39,286,704)	(419,289,202)	(2,023,364)	(19,176,042	)#	(3,672,745)	(36,730,207	)*
Class N	(7,624,331)	(78,176,352)	(12,560,892)	(134,367,333)	—	—		—	—
Class A	—	—	—	—	(2,871,009)	(27,096,553	)#	(4,502,930)	(44,766,148	)*
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(13,516,890)	$(138,966,890)	13,043,819	$140,271,529	363,289	$3,421,554		5,939,559	$59,009,795

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Period Ended September 30, 2018		Year Ended March 31, 2018		Period Ended September 30, 2018			Year Ended March 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	155,753,464	$1,550,659,389	322,694,776	$3,243,200,061	15,917,031	$157,886,303		23,692,581	$235,477,025
Class N	22,073,099	219,601,870	49,585,647	497,995,642	3,389,364	33,665,050		6,532,183	65,026,951
Reinvested Dividends
Class I	5,179,441	51,499,649	7,745,357	77,746,816	609,348	6,025,255		697,340	6,923,359
Class N	1,537,437	15,271,722	2,642,390	26,505,201	154,827	1,533,609		234,046	2,326,664
Shares Redeemed
Class I	(93,635,782)	(932,249,701)	(196,651,469)	(1,974,939,147)	(7,094,171)	(70,285,322	)^	(11,271,628)	(111,829,945	)~
Class N	(23,502,317)	(233,781,500)	(61,284,226)	(615,407,627)	(2,425,038)	(24,058,455	)^	(5,363,395)	(53,369,705	)~
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	67,405,342	$671,001,429	124,732,475	$1,255,100,946	10,551,361	$104,766,440		14,521,127	$144,554,349

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund
	Period Ended September 30, 2018		Year Ended March 31, 2018		Period Ended September 30, 2018			Year Ended March 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	55,515,637	$890,744,229	144,791,816	$2,237,196,835	28,837,051	$281,422,090		63,198,938	$625,215,273
Class N	15,507,542	248,585,394	44,395,344	685,241,452	6,708,942	65,457,750		9,422,437	93,148,924
Reinvested Dividends
Class I	3,042,206	48,838,060	17,363,405	263,943,598	1,853,797	18,040,503		2,509,936	24,791,435
Class N	563,704	9,023,535	4,998,130	75,795,931	419,742	4,081,733		628,537	6,205,764
Shares Redeemed
Class I	(30,490,487)	(480,326,254)	(62,191,844)	(966,090,659)	(16,529,621)	(161,269,364)		(23,414,190)	(231,625,110)
Class N	(13,882,982)	(221,122,463)	(31,975,794)	(497,134,580)	(3,956,186)	(38,535,031)		(5,138,728)	(50,812,963)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	30,255,620	$495,742,501	117,381,057	$1,798,952,577	17,333,725	$169,197,681		47,206,930	$466,923,323

170	DoubleLine Funds Trust

(Unaudited) September 30, 2018

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2018		Year Ended March 31, 2018		Period Ended September 30, 2018		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	4,673,616	$45,030,748	4,381,615	$43,302,426	807,747	$7,686,373	862,199	$8,389,279
Class N	519,441	5,022,772	15,217,555	150,091,407	963,191	9,256,137	1,647,204	16,466,428
Reinvested Dividends
Class I	103,948	1,001,217	196,823	1,940,434	12,872	122,139	11,429	112,552
Class N	47,986	462,828	157,144	1,550,855	15,936	151,331	34,234	339,382
Shares Redeemed
Class I	(4,663,910)	(44,940,068)	(3,420,470)	(33,714,106)	(93,502)	(876,312)	(337,054)	(3,332,803)
Class N	(4,625,351)	(44,604,227)	(31,391,834)	(309,677,435)	(1,029,888)	(9,795,283)	(1,700,616)	(16,989,101)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(3,944,270)	$(38,026,730)	(14,859,167)	$(146,506,419)	676,356	$6,544,385	517,396	$4,985,737

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund
	Period Ended September 30, 2018		Year Ended March 31, 2018		Period Ended September 30, 2018		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	35,304,502	$361,632,059	21,534,043	$218,787,426	18,813,143	$193,275,736	17,193,294	$179,535,105
Class N	3,002,129	30,873,556	6,688,980	67,383,032	352,775	3,639,559	1,269,265	13,418,918
Reinvested Dividends
Class I	—	—	272,366	2,742,723	10,329	104,909	11,487	120,618
Class N	—	—	77,791	777,905	24,717	250,561	22,869	239,815
Shares Redeemed
Class I	(5,349,603)	(54,376,819)	(3,050,555)	(30,692,861)	(456,511)	(4,701,252)	(2,623,407)	(27,342,607)
Class N	(1,861,886)	(18,789,954)	(711,728)	(7,014,417)	(552,377)	(5,656,990)	(928,191)	(9,739,507)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	31,095,142	$319,338,842	24,810,897	$251,983,808	18,192,076	$186,912,523	14,945,317	$156,232,342

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2018		Year Ended March 31, 2018		Period Ended September 30, 2018		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	2,265,596	$22,480,167	16,544,928	$168,446,909	12,268,288	$123,074,818	16,852,771	$168,991,898
Class N	209,519	2,084,000	2,102,458	21,408,648	102,181	1,027,006	49,931	500,945
Reinvested Dividends
Class I	49,924	495,302	104,069	1,058,244	18,348	184,148	4,994	50,083
Class N	18,522	183,613	42,052	427,358	825	8,292	168	1,681
Shares Redeemed
Class I	(1,662,499)	(16,470,261)	(2,378,827)	(24,157,907)	(1,556,835)	(15,646,425)	(1,103,016)	(11,055,492)
Class N	(734,153)	(7,267,512)	(262,106)	(2,664,298)	(6,856)	(68,902)	(34,847)	(349,566)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	146,909	$1,505,309	16,152,574	$164,518,954	10,825,951	$108,578,937	15,770,001	$158,139,549

Semi-Annual Report	September 30, 2018	171

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

	DoubleLine Shiller Enhanced International CAPE®
	Period Ended September 30, 2018		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold
Class I	722,917	$8,028,794	8,858,156	$103,243,030
Class N	473,617	5,267,449	4,453,400	52,267,238
Reinvested Dividends
Class I	75,390	827,644	310,348	3,609,924
Class N	45,036	493,639	180,627	2,101,680
Shares Redeemed
Class I	(3,180,633)	(35,185,128)	(3,996,842)	(46,337,175)
Class N	(781,265)	(8,649,148)	(3,096,885)	(35,807,800)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,644,938)	$(29,216,750)	6,708,804	$79,076,897

#	Net of redemption fees of $731 and $1,737 for Class I and Class A, respectively.

^	Net of redemption fees of $43,793 and $13,498 for Class I and Class N, respectively.

*	Net of redemption fees of $25,568 and $5,851 for Class I and Class A, respectively.

~	Net of redemption fees of $119,395 and $10,134 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the period ended September 30, 2018, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees
DoubleLine Total Return Bond Fund	$296,798	$8,072	$304,870
DoubleLine Core Fixed Income Fund	54,498	2,023	56,521
DoubleLine Emerging Markets Fixed Income Fund	7,279	172	7,451
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,247	40	1,287
DoubleLine Low Duration Bond Fund	33,766	1,011	34,777
DoubleLine Floating Rate Fund	2,849	152	3,001
DoubleLine Shiller Enhanced CAPE®	28,829	947	29,776
DoubleLine Flexible Income Fund	10,967	307	11,274
DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,175	31	1,206
DoubleLine Long Duration Total Return Bond Fund	346	14	360
DoubleLine Strategic Commodity Fund (Consolidated)	919	188	1,107
DoubleLine Global Bond Fund	4,336	163	4,499
DoubleLine Infrastructure Income Fund	4,880	101	4,981
DoubleLine Ultra Short Bond Fund	542	89	631
DoubleLine Shiller Enhanced International CAPE®	1,017	—	1,017

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(Unaudited) September 30, 2018

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended September 30, 2018 is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®
Average Market Value
Futures Contracts - Long	$(400,924)	$—	$(292,312)	$—	$—
Futures Contracts - Short	(110,336)	—	267,698	—	—
Average Notional Balance
Credit Default Swaps - Buy Protection	33,333,333	—	—	—	—
Excess Return Swaps - Long	46,473,333	5,276,066,667	—	420,900,000	75,566,667
Excess Return Swaps - Short	4,140,000	—	—	37,933,333	—
Forward Currency Exchange Contracts	63,601,495	—	—	—	113,303,539

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Semi-Annual Report	September 30, 2018	173

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example,

174	DoubleLine Funds Trust

(Unaudited) September 30, 2018

the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to-market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s net asset value.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2018 was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®
Forward Contracts
Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$(245,637)	$—	$—	$—	$(841,911)
Futures Contracts
Index		$1,366,078	$—	$—	$—	$—
Treasury Bond		(426,739)	—	(151,296)	—	—
	Net Unrealized Appreciation (Depreciation) on Futures	$939,339	$—	$(151,296)	$—	$—
Swap Contracts
Excess Return		$4,333,202	$467,802,361	$—	$17,525,777	$(20,174)
	Net Unrealized Appreciation (Depreciation) on Swaps	$4,333,202	$467,802,361	$—	$17,525,777	$(20,174)

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2018 was as follows:

		Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®
Forward Contracts
Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$(168,306)	$—	$—	$—	$(2,363,917)
Futures Contracts
Index		$(943,170)	$—	$—	$—	$—
Treasury Bond		(671,512)	—	(135,068)	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$(1,614,682)	$—	$(135,068)	$—	$—
Swap Contracts
Excess Return		$4,402,736	$322,596,764	$—	$(16,374,138)	$4,073,085
	Net Realized and Unrealized Gain (Loss) on Swaps	$4,402,736	$322,596,764	$—	$(16,374,138)	$4,073,085

Semi-Annual Report	September 30, 2018	175

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

		Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®
Forward Contracts
Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$(998,216)	$—	$—	$—	$(4,756,880)
Futures Contracts
Index		$2,347,483	$—	$—	$—	$—
Treasury Bond		(95,730)	—	(213,521)	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$2,251,753	$—	$(213,521)	$—	$—
Swap Contracts
Excess Return		$1,238,266	$328,416,124	$—	$17,457,913	$5,398,226
	Net Realized and Unrealized Gain (Loss) on Swaps	$1,238,266	$328,416,124	$—	$17,457,913	$5,398,226

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2018 the Trust held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$19,894	$19,894	$—	$—	$—	$—
Swap Contracts	4,333,202	—	4,333,202	4,069,808	—	263,394
	$4,353,096	$19,894	$4,333,202	$4,069,808	$—	$263,394

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$265,531	$19,894	$245,637	$—	$—	$245,637

176	DoubleLine Funds Trust

(Unaudited) September 30, 2018

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$467,802,361	$—	$467,802,361	$467,678,616	$—	$123,745

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$17,627,881	$102,104	$17,525,777	$16,534,382	$—	$991,395

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$102,104	$102,104	$—	$—	$—	$—

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$662,292	$281,401	$380,891	$243,274	$—	$137,617

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$841,911	$—	$841,911	$—	$—	$841,911
Swap Contracts	682,466	281,401	401,065	—	—	401,065
	$1,524,377	$281,401	$1,242,976	$—	$—	$1,242,976

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

Semi-Annual Report	September 30, 2018	177

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually (weighted average rate of 4.40% for the period ended September 30, 2018).

The Bank has also made available to the DoubleLine Floating Rate Fund a committed credit facility. Prior to June 18, 2018, borrowings under this credit facility were made available up to $50,000,000. Effective June 18, 2018, the amount made available increased to $65,000,000. Subsequently, the amount made available increased to $100,000,000 on June 28, 2018. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually and the credit facility bears an unused commitment fee equal to 0.12% annually on the unused portion of the credit facility.

For the period ended September 30, 2018, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$4,207,964	$14,810,000	$14,265	$—
DoubleLine Floating Rate Fund	$—	$—	$—	$46,833
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$1,816,250	$3,470,000	$1,813	$—

13.  Significant Shareholder Holdings

As of September 30, 2018, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund
DoubleLine Ultra Short Bond Fund - Class N	10,175	8%	0%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see the Related and Other Party Transactions Note.

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

affiliated fund risk:  the risk that, due to its own financial interest or other business considerations, an Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk:  the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of

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the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by an Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. In recent years, the U.S. has experienced historically low interest rates. However, as of the date of this report, interest rates have begun to rise, increasing the exposure of bond investors to the risks associated with rising interest rates.

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Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•

defaulted securities risk:  the risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk:  the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

exchange-traded note risk:  the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

financial services risk:  the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (v) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

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•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments tied to an index or basket of commodities may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to enter into transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

Semi-Annual Report	September 30, 2018	181

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2018

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  a Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or

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sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•

tax risk:  in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

Valuation risk:  the risk that the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

15.  Recently Issued Accounting Pronouncements

In August 2018, the FASB released an accounting standards update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management has chosen to early adopt for the period ended September 30, 2018.

16.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Semi-Annual Report	September 30, 2018	183

Shareholder Expenses	(Unaudited) September 30, 2018

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/18 through 9/30/18.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/18	Expenses Paid During Period*[1]	Ending Account Value 9/30/18	Expenses Paid During Period*[1]
DoubleLine Total Return Bond Fund	Class I	0.48%	$1,000	$1,005	$2.41	$1,023	$2.43
	Class N	0.73%	$1,000	$1,003	$3.67	$1,021	$3.70
DoubleLine Core Fixed Income Fund	Class I	0.42%	$1,000	$1,001	$2.11	$1,023	$2.13
	Class N	0.67%	$1,000	$1,000	$3.36	$1,022	$3.40
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.89%	$1,000	$998	$4.46	$1,021	$4.51
	Class N	1.14%	$1,000	$996	$5.70	$1,019	$5.77
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.03%	$1,000	$1,026	$5.23	$1,020	$5.22
	Class A	1.28%	$1,000	$1,023	$6.49	$1,019	$6.48
DoubleLine Low Duration Bond Fund	Class I	0.41%	$1,000	$1,012	$2.07	$1,023	$2.08
	Class N	0.66%	$1,000	$1,011	$3.33	$1,022	$3.35
DoubleLine Floating Rate Fund	Class I	0.63%	$1,000	$1,020	$3.19	$1,022	$3.19
	Class N	0.88%	$1,000	$1,019	$4.45	$1,021	$4.46
DoubleLine Shiller Enhanced CAPE®	Class I	0.55%	$1,000	$1,137	$2.95	$1,022	$2.79
	Class N	0.80%	$1,000	$1,136	$4.28	$1,021	$4.05

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				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/18	Expenses Paid During Period*[1]	Ending Account Value 9/30/18	Expenses Paid During Period*[1]
DoubleLine Flexible Income Fund	Class I	0.72%	$1,000	$1,011	$3.63	$1,021	$3.65
	Class N	0.97%	$1,000	$1,009	$4.89	$1,020	$4.91
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,007	$2.97	$1,022	$2.99
	Class N	0.82%	$1,000	$1,006	$4.12	$1,021	$4.15
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$970	$3.21	$1,022	$3.29
	Class N	0.90%	$1,000	$969	$4.44	$1,021	$4.56
DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,014	$5.55	$1,020	$5.57
	Class N	1.35%	$1,000	$1,012	$6.81	$1,018	$6.83
DoubleLine Global Bond Fund	Class I	0.55%	$1,000	$951	$2.69	$1,022	$2.79
	Class N	0.80%	$1,000	$950	$3.91	$1,021	$4.05
DoubleLine Infrastructure Income Fund	Class I	0.58%	$1,000	$1,006	$2.92	$1,022	$2.94
	Class N	0.83%	$1,000	$1,003	$4.17	$1,021	$4.20
DoubleLine Ultra Short Bond Fund	Class I	0.22%	$1,000	$1,011	$1.11	$1,024	$1.12
	Class N	0.47%	$1,000	$1,011	$2.37	$1,023	$2.38
DoubleLine Shiller Enhanced International CAPE®	Class I	0.60%	$1,000	$981	$2.98	$1,022	$3.04
	Class N	0.85%	$1,000	$981	$4.22	$1,021	$4.31

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2018	185

Federal Tax Information	(Unaudited) September 30, 2018

For the fiscal year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. Prior to January 1, 2018, certain dividends paid by the Funds may have been subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly). The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	2.03%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.32%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

186	DoubleLine Funds Trust

Federal Tax Information (Cont.)	(Unaudited) September 30, 2018

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2018 for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	21.29%
DoubleLine Multi-Asset Growth Fund (Consolidated)	57.51%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	19.66%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	6.32%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.03%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	2.34%
DoubleLine Ultra Short Bond Fund	0.33%
DoubleLine Shiller Enhanced International CAPE®	35.61%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2018 for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	100.00%
DoubleLine Core Fixed Income Fund	80.13%
DoubleLine Emerging Markets Fixed Income Fund	0.24%
DoubleLine Multi-Asset Growth Fund (Consolidated)	28.23%
DoubleLine Low Duration Bond Fund	80.82%
DoubleLine Floating Rate Fund	98.58%
DoubleLine Shiller Enhanced CAPE®	75.40%
DoubleLine Flexible Income Fund	78.71%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.37%
DoubleLine Long Duration Total Return Bond Fund	99.79%
DoubleLine Strategic Commodity Fund (Consolidated)	1.95%
DoubleLine Global Bond Fund	17.29%
DoubleLine Infrastructure Income Fund	80.28%
DoubleLine Ultra Short Bond Fund	100.00%
DoubleLine Shiller Enhanced International CAPE®	35.62%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Semi-Annual Report	September 30, 2018	187

Information About Proxy Voting	(Unaudited) September 30, 2018

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

188	DoubleLine Funds Trust

Privacy Policy	(Unaudited) September 30, 2018

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

Semi-Annual Report	September 30, 2018	189

Privacy Policy (Cont.)	(Unaudited) September 30, 2018

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

190	DoubleLine Funds Trust

DoubleLine Capital LP DoubleLine Alternatives LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DFT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s and DoubleLine Core Fixed Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations—3.8%
19,550,318	Aqua Finance Trust, Series 2017-A-A	3.72	% ^	11/15/2035	19,145,028
3,146,737	Arcadia Receivables Credit Trust, Series 2017-1-A	3.25	% ^	06/15/2023	3,152,296
632,204	AVANT Loans Funding Trust, Series 2017-B-A	2.29	% ^	06/15/2020	631,913
18,786,250	CAL Funding Ltd., Series 2018-1A-A	3.96	% ^	02/25/2043	18,569,639
19,882,007	Castlelake Aircraft Securitization Trust, Series 2015-1A-A	4.70	% ^ §	12/15/2040	20,035,317
36,733,194	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	36,637,027
50,778,537	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	50,125,373
18,659,900	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% ^	06/15/2043	18,663,539
3,140,667	Citi Held For Asset Issuance, Series 2015-PM1-C	5.01	% ^	12/15/2021	3,145,600
13,511,139	Citi Held For Asset Issuance, Series 2015-PM2-C	5.96	% ^	03/15/2022	13,529,439
35,863,449	CLI Funding LLC, Series 2018-1A-A	4.03	% ^	04/18/2043	35,669,145
61,718,750	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% ^	04/25/2047	62,512,317
19,211,428	Colony American Finance Ltd., Series 2016-1-A	2.54	% ^	06/15/2048	18,896,630
7,326,311	Commonbond Student Loan Trust, Series 2015-A-A	3.20	% ^	06/25/2032	7,269,281
13,609,525	Commonbond Student Loan Trust, Series 2016-A-A1	3.32	% ^	05/25/2040	13,546,783
2,196,510	Consumer Installment Loan Trust, Series 2016-LD1-A	3.96	% ^	07/15/2022	2,196,506
21,144,957	Consumer Installment Loan Trust, Series 2018-6-PT	9.87	% ^	06/17/2041	21,176,412
21,000,000	Credit Acceptance Auto Loan Trust, Series 2017-3A-A	2.65	% ^	06/15/2026	20,768,332
41,000,000	Credit Acceptance Auto Loan Trust, Series 2018-1A-A	3.01	% ^	02/16/2027	40,608,946
16,405,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98	% ^	02/20/2045	16,425,874
3,502,298	Drive Auto Receivables Trust, Series 2018-3-A1	2.43%		08/15/2019	3,501,696
11,500,000	Drive Auto Receivables Trust, Series 2018-4-A1	2.45%		09/16/2019	11,497,808
11,112,142	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02	% ^	05/25/2034	11,011,926
13,846,819	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72	% ^	01/25/2041	13,606,490
63,793,329	ECAF Ltd., Series 2015-1A-A2	4.95	% ^	06/15/2040	64,263,741
6,632,594	Element Rail Leasing LLC, Series 2016-1A-A1	3.97	% ^	03/19/2046	6,665,370
7,643,169	Falcon Aerospace Ltd., Series 2017-1-A	4.58	% ^	02/15/2042	7,667,031
8,000,000	Ford Credit Auto Lease Trust, Series 2017-A-A3	1.88%		04/15/2020	7,978,410
7,814,322	Foundation Finance Trust, Series 2016-1A-A	3.96	% ^	06/15/2035	7,813,837
27,535,515	Global SC Finance Ltd., Series 2018-1A-A	4.29	% ^	05/17/2038	27,632,110
44,073,389	GM Financial Automobile Leasing Trust, Series 2018-1-A2A	2.39%		04/20/2020	43,973,792
41,136,256	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	40,722,178
8,462,943	HERO Funding Trust, Series 2016-3A-A2	3.91	% ^	09/20/2042	8,364,610
20,718,210	HERO Funding Trust, Series 2016-4A-A2	4.29	% ^	09/20/2047	20,888,682
63,162,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	63,103,487
89,583,333	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30	% ^	01/15/2042	90,353,929
43,235	LendingClub Issuance Trust, Series 2016-NP2-A	3.00	% ^	01/17/2023	43,225
11,000,000	Lendmark Funding Trust, Series 2017-2A-A	2.80	% ^	05/20/2026	10,837,179
23,000,000	Mariner Finance Issuance Trust, Series 2017-AA-A	3.62	% ^	02/20/2029	23,013,618
1,885,865	MarketPlace Loan Trust, Series 2015-CB1-A	4.00	% ^	07/15/2021	1,885,161
3,168,295	MarketPlace Loan Trust, Series 2015-LD1-A	4.00	% ^	12/15/2021	3,166,972
6,175,301	Marlette Funding Trust, Series 2017-2A-A	2.39	% ^	07/15/2024	6,166,292
4,138,506	Marlette Funding Trust, Series 2017-3A-A	2.36	% ^	12/15/2024	4,124,250
12,929,464	Marlette Funding Trust, Series 2018-1A-A	2.61	% ^	03/15/2028	12,892,399
35,469,342	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82	% ^	06/22/2043	34,954,884
21,369,589	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% ^	06/22/2043	21,211,971
27,233,354	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20	% ^	02/22/2044	27,193,928
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91	% ^	12/16/2058	22,046,678
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13	% ^	12/15/2059	29,982,708
166,748	OneMain Financial Issuance Trust, Series 2015-2A-A	2.57	% ^	07/18/2025	166,936
40,658,952	OneMain Financial Issuance Trust, Series 2016-2A-A	4.10	% ^	03/20/2028	40,924,268
75,000,000	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37	% ^	09/14/2032	73,744,762
24,057,452	Oxford Finance Funding LLC, Series 2016-1A-A	3.97	% ^	06/17/2024	23,906,446
4,000,000	Progress Residential Trust, Series 2016-SFR2-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.66	% ^	01/17/2034	4,027,304
3,843,111	Prosper Marketplace Issuance Trust, Series 2018-1A-A	3.11	% ^	06/17/2024	3,844,533
20,453,214	Renew, Series 2017-2A-A	3.22	% ^	09/22/2053	19,680,410
8,647,984	Santander Drive Auto Receivables Trust, Series 2018-3-A1	2.45%		06/17/2019	8,648,096
9,629,913	Santander Drive Auto Receivables Trust, Series 2018-4-A1	2.41%		08/15/2019	9,627,909
24,281,943	SCF Equipment Leasing LLC, Series 2017-2A-A	3.41	% ^	12/20/2023	23,998,000
36,602,546	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% ^	10/15/2042	36,957,810
2,619,425	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% ^	08/25/2025	2,615,773
14,229,476	SoFi Consumer Loan Program LLC, Series 2017-6-A1	2.20	% ^	11/25/2026	14,150,089
18,750,000	SoFi Consumer Loan Program LLC, Series 2017-6-A2	2.82	% ^	11/25/2026	18,469,691
6,694,497	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	6,682,748
23,807,501	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	23,772,211
10,515,099	SoFi Consumer Loan Program Trust, Series 2017-5-A1	2.14	% ^	09/25/2026	10,465,232
10,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	9,828,423
6,999,635	SoFi Consumer Loan Program Trust, Series 2018-1-A1	2.55	% ^	02/25/2027	6,968,644
7,059,220	SoFi Consumer Loan Program Trust, Series 2018-2-A1	2.93	% ^	04/26/2027	7,045,677
13,034,197	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% ^	12/26/2036	12,830,955
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49	% ^	11/26/2040	19,374,502
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16	% ^	11/26/2040	12,609,237
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61	% ^	02/25/2042	22,199,042
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83	% ^	08/25/2047	17,767,832
62,121,766	SpringCastle America Funding LLC, Series 2016-AA-A	3.05	% ^	04/25/2029	61,925,871
14,000,000	Springleaf Funding Trust, Series 2016-AA-A	2.90	% ^	11/15/2029	13,965,064
71,750,000	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	70,350,882
39,774,337	Sprite Ltd., Series 2017-1-A	4.25	% ^	12/15/2037	39,685,402
3,228,972	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	3,240,645
36,119,049	STARR, Series 2018-1-A	4.09	% ^	05/15/2043	36,056,526
4,309,000	TAL Advantage LLC, Series 2013-2A-A	3.55	% ^	11/20/2038	4,261,457
4,772,927	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72	% ^	05/20/2042	4,710,593
4,389,969	Triton Container Finance LLC, Series 2017-1A-A	3.52	% ^	06/20/2042	4,279,411
24,700,000	Triton Container Finance LLC, Series 2018-1A-A	3.95	% ^	03/20/2043	24,436,698
43,875,000	Triton Container Finance LLC, Series 2018-2A-A	4.19	% ^	06/22/2043	43,839,861
2,856,826	Upstart Securitization Trust, Series 2017-2-A	2.51	% ^	03/20/2025	2,850,358
17,994,417	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07	% ^	02/16/2043	18,024,158
20,250,000	Vivint Colar Financing LLC, Series 2018-1A-A	4.73	% ^	04/30/2048	20,207,343
9,399,578	Westlake Automobile Receivables Trust, Series 2018-3A-A1	2.53	% ^	09/16/2019	9,399,878
12,000,000	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% ^	10/15/2038	11,822,219

Total Asset Backed Obligations (Cost $1,855,257,200)					1,848,632,655

Collateralized Loan Obligations - 5.8%
9,860,303	Acacia Ltd., Series 5A-A (3 Month LIBOR USD + 0.38%)	2.72	% ^	11/08/2039	9,788,323
10,000,000	Adams Mill Ltd., Series 2014-1A-C1R (3 Month LIBOR USD + 2.35%)	4.69	% ^	07/15/2026	10,014,343
14,980,000	AIMCO, Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	3.45	% ^	07/20/2026	14,994,269
68,250,000	AIMCO, Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.19	% ^	01/15/2028	68,051,073
25,000,000	ALM LLC, Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	3.89	% ^	07/15/2028	25,066,792
18,760,000	Anchorage Capital Ltd., Series 2014-5RA-A (3 Month LIBOR USD + 0.99%)	3.33	% ^	01/15/2030	18,705,773
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.63	% ^	10/15/2031	35,998,213
21,563,693	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.32	% ^	01/19/2025	21,571,076
75,000,000	Arrowpoint Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.52%, 1.52% Floor)	3.83	% ^	11/15/2028	75,679,141
35,000,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.39	% ^	10/20/2031	34,985,640
3,750,000	Babson Ltd., Series 2014-IIA-D (3 Month LIBOR USD + 3.60%)	5.94	% ^	10/17/2026	3,759,199
75,000,000	BlueMountain Ltd., Series 2012-2A-AR (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.74	% ^	11/20/2028	75,098,326
33,150,000	BlueMountain Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	3.75	% ^	01/20/2029	33,229,350
22,500,000	BlueMountain Ltd., Series 2016-2A-A2 (3 Month LIBOR USD + 2.00%)	4.32	% ^	08/20/2028	22,902,011
20,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A1A (3 Month LIBOR USD + 1.55%)	3.90	% ^	01/20/2028	20,039,768
8,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A2A (3 Month LIBOR USD + 2.25%)	4.60	% ^	01/20/2028	8,029,118
4,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-B2 (3 Month LIBOR USD + 3.25%)	5.60	% ^	01/20/2028	4,026,977
43,000,000	Cathedral Lake Ltd., Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	4.00	% ^	10/20/2028	43,284,565
50,000,000	CBAM Ltd., Series 2018-6A-A (3 Month LIBOR USD + 0.94%)	3.33	% ^	07/15/2031	49,984,306
7,250,000	Cent Ltd., Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	6.09	% ^	11/07/2026	7,272,490
31,000,000	CRMN Mortgage Trust, Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.70	% ^	10/25/2031	31,000,000
98,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.69	% ^	07/20/2030	98,718,158
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.54	% ^	01/20/2031	61,395,076
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	3.57	% ^	10/15/2029	35,246,794
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.34	% ^	07/15/2031	25,490,223
11,937,675	GLG Ore Hill Ltd., Series 2013-1A-A (3 Month LIBOR USD + 1.12%)	3.46	% ^	07/15/2025	11,949,072
46,000,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.54	% ^	04/26/2031	45,783,825
50,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	0.00	% ^	10/20/2031	49,976,784
6,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.84	% ^	04/28/2025	6,516,460
1,750,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.34	% ^	04/28/2025	1,697,900
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.00	% ^	10/22/2025	5,006,785
14,350,000	Halcyon Loan Advisors Funding Ltd., Series 2015-2A-A (3 Month LIBOR USD + 1.39%)	3.73	% ^	07/25/2027	14,402,086
85,500,000	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.23	% ^	10/18/2027	85,308,074
31,000,000	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.27	% ^	07/18/2031	30,899,993
3,255,130	ICE Global Credit Ltd., Series 2013-1A-A1 (3 Month LIBOR USD + 1.75%, 1.75% Floor)	4.10	% ^	04/20/2024	3,263,590
37,266,284	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	3.03	% ^	07/15/2026	37,158,474
20,000,000	Jamestown Ltd., Series 2016-9A-A1A (3 Month LIBOR USD + 1.57%)	3.92	% ^	10/20/2028	20,016,111
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.60	% ^	04/25/2030	56,585,153
20,000,000	KVK Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	3.24	% ^	01/15/2028	19,939,307
22,200,000	LCM LP, Series 16A-AR (3 Month LIBOR USD + 1.03%)	3.37	% ^	07/15/2026	22,212,745
2,750,000	LCM LP, Series 16A-DR (3 Month LIBOR USD + 3.00%)	5.34	% ^	07/15/2026	2,756,717
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	0.00	% ^	10/15/2031	30,000,000
20,000,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.51	% ^	07/23/2029	20,008,989
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.79	% ^	01/27/2026	5,509,322
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.78	% ^	01/27/2026	5,028,938
64,500,000	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.18	% ^	11/21/2027	64,207,826
41,000,000	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.66	% ^	10/28/2025	41,028,190
75,000,000	Midocean Credit, Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.66	% ^	07/15/2029	75,128,626
54,500,000	Midocean Credit, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.40	% ^	07/20/2031	54,434,477
60,500,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	3.60	% ^	10/20/2030	60,617,443
52,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.62	% ^	07/25/2029	52,096,513
40,000,000	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.25	% ^	10/28/2027	39,931,878
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.69	% ^	07/15/2031	29,998,971
2,250,000	Neuberger Berman Ltd., Series 2017-16SA-A (3 Month LIBOR USD + 0.85%)	3.19	% ^	01/15/2028	2,243,874
19,500,000	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	3.58	% ^	11/15/2030	19,491,876
39,250,000	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.46	% ^	04/19/2031	39,132,814
50,000,000	Ocean Trails, Series 2014-5A-A2R (3 Month LIBOR USD + 1.22%)	3.56	% ^	10/13/2026	50,066,183
36,000,000	OCP Ltd., Series 2015-9A-A1R (3 Month LIBOR USD + 0.80%)	3.14	% ^	07/15/2027	35,843,045
60,650,000	OCP Ltd., Series 2016-12A-A1 (3 Month LIBOR USD + 1.57%)	3.90	% ^	10/18/2028	60,741,102
5,500,000	Octagon Investment Partners Ltd., Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.97	% ^	11/14/2026	5,513,475
5,550,000	Octagon Investment Partners Ltd., Series 2015-1A-A1R (3 Month LIBOR USD + 0.90%)	3.21	% ^	05/21/2027	5,546,393
20,000,000	Octagon Loan Funding Ltd., Series 2014-1A-A1R (3 Month LIBOR USD + 1.14%)	3.46	% ^	11/18/2026	20,006,319
25,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.49	% ^	07/15/2031	24,993,647
32,113,716	Palmer Square Loan Funding Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	3.08	% ^	10/15/2025	32,090,655
38,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	3.51	% ^	08/23/2031	37,995,732
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	3.64	% ^	07/15/2031	28,002,775
35,000,000	Regatta Funding Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.86	% ^	12/20/2028	35,059,563
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	0.00	% ^	10/25/2031	19,993,197
25,500,000	Rockford Tower Ltd., Series 2017-3A-A (3 Month LIBOR USD + 1.19%)	3.54	% ^	10/20/2030	25,384,108
39,000,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	3.36	% ^	05/20/2031	38,951,471
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	0.00	% ^	10/26/2031	28,000,000
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.65	% ^	04/18/2031	50,048,910
30,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.42	% ^	04/21/2031	29,930,406
20,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.57	% ^	05/21/2029	20,108,008
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.45	% ^	06/15/2031	33,997,188
17,000,000	TCI-Cent Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.86	% ^	12/21/2029	17,251,704
10,000,000	TCI-Cent Ltd., Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.54	% ^	12/21/2029	10,027,646
30,000,000	TCI-Flatiron Ltd., Series 2016-1A-A (3 Month LIBOR USD + 1.55%)	3.89	% ^	07/17/2028	30,083,595
1,500,000	TCI-Flatiron Ltd., Series 2016-1A-B (3 Month LIBOR USD + 2.20%)	4.54	% ^	07/17/2028	1,503,289
62,945,000	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	3.16	% ^	04/15/2027	62,679,726
30,500,000	Vibrant Ltd., Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	3.90	% ^	01/20/2029	30,663,561
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.64	% ^	10/20/2031	75,000,000
25,000,000	Wellfleet Ltd., Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	3.60	% ^	10/20/2029	25,057,982
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	0.00	% ^	10/20/2031	46,000,000
8,293,839	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.24	% ^	05/01/2026	8,276,252
17,000,000	WhiteHorse Ltd., Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	3.27	% ^	04/17/2027	16,970,471
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.48	% ^	01/15/2031	39,993,787
45,000,000	Wind River Ltd., Series 2016-2A-A (3 Month LIBOR USD + 1.50%)	3.84	% ^	11/01/2028	45,077,905
10,000,000	York Ltd., Series 2016-2A-A (3 Month LIBOR USD + 1.63%)	3.98	% ^	01/20/2030	10,069,865
30,000,000	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.54	% ^	07/25/2026	30,039,914
2,500,000	Zais Ltd., Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.87	% ^	10/15/2028	2,502,728

Total Collateralized Loan Obligations (Cost $2,816,579,476)					2,820,134,419

Non-Agency Commercial Mortgage Backed Obligations - 7.7%
10,139,000	20 Times Square Trust, Series 2018-20TS-F	3.20	% # ^	05/15/2035	9,436,861
7,727,000	20 Times Square Trust, Series 2018-20TS-G	3.20	% # ^	05/15/2035	7,045,664
3,500,000	Arbor Realty Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.25%)	3.41	% ^	08/15/2027	3,510,791
5,500,000	Arbor Realty Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.55%)	3.71	% ^	08/15/2027	5,530,608
18,093,000	Arbor Realty Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	3.31	% ^	06/15/2028	18,174,343
2,602,000	AREIT Trust, Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38	% ^	02/14/2035	2,605,903
1,706,000	AREIT Trust, Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.78	% ^	02/14/2035	1,714,523
3,483,290	Ashford Hospitality Trust, Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.06	% ^	04/15/2035	3,507,896
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.21	% ^	12/15/2036	11,061,780
29,257,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11	% ^	06/15/2035	29,348,662
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.46	% ^	06/15/2035	29,041,018
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.56	% ^	06/15/2035	13,798,566
41,373,161	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00	% # ^ I/O	02/10/2051	414
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.51	% #	09/15/2048	4,073,392
58,045,004	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	1.00	% # I/O	09/15/2048	2,679,833
66,449,181	Banc of America Commercial Mortgage Trust, Series 2016-UB10-XA	2.15	% # I/O	07/15/2049	6,373,440
39,971,509	BANK, Series 2017-BNK4-XA	1.61	% # I/O	05/15/2050	3,474,016
191,319,989	BANK, Series 2017-BNK5-XA	1.24	% # I/O	06/15/2060	12,641,353
1,750,000	BANK, Series 2018-BN10-AS	3.90	% #	02/15/2061	1,724,336
152,671,574	BANK, Series 2018-BN10-XA	0.89	% # I/O	02/15/2061	8,442,860
27,365,000	Barclays Commercial Mortgage Securities LLC, Series 2015-STP-D	4.43	% # ^	09/10/2028	27,128,711
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.36	% ^	08/15/2036	12,108,085
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.86	% ^	08/15/2036	13,799,436
29,711,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.66	% ^	08/15/2036	29,859,329
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.66	% ^	08/15/2036	30,479,836
14,259,000	BBCMS Mortgage Trust, Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	5.01	% ^	11/15/2034	14,276,370
67,548,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.06	% ^	07/15/2037	67,741,093
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31	% ^	07/15/2037	21,569,116
4,500,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57	% #	01/12/2045	4,134,706
75,399,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.41	% ^	07/15/2035	75,619,859
9,394,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06	% ^	07/15/2035	9,413,291
28,680,000	Bremar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.98	% ^	06/15/2035	28,706,409
5,352,603	Bsprt Issuer Ltd., Series 2017-FL2-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.98	% ^	10/15/2034	5,355,043
3,025,000	Bsprt Issuer Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.26	% ^	10/15/2034	3,028,734
3,025,000	Bsprt Issuer Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.56	% ^	10/15/2034	3,037,690
6,663,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.48	% ^	03/15/2037	6,687,491
18,462,782	BX Trust, Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.21	% ^	07/15/2034	18,585,266
31,755,261	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31	% ^	07/15/2034	32,002,533
7,369,000	BX Trust, Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.41	% ^	10/15/2032	7,398,065
12,055,000	BX Trust, Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.41	% ^	10/15/2032	12,126,598
37,144,322	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.21	% ^	07/15/2034	37,237,198
66,823,738	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.31	% ^	07/15/2034	67,157,977
20,102,000	BX Trust, Series 2018-BILT-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.96	% ^	05/15/2030	20,139,430
35,415,000	BX Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.11	% ^	03/15/2037	35,591,303
43,522,000	BX Trust, Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.96	% ^	05/15/2035	43,466,022
2,447,000	BX Trust, Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	3.93	% ^	05/15/2035	2,465,405
4,437,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.13	% ^	05/15/2035	4,475,969
8,634,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.58	% ^	05/15/2035	8,726,412
16,882,000	BX Trust, Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.80	% ^	04/15/2035	16,777,090
50,023,468	CD Mortgage Trust, Series 2017-CD6-XA	1.12	% # I/O	11/13/2050	3,013,004
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	5.04	% #	05/10/2058	7,319,212
100,164,622	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.90	% # I/O	05/10/2058	9,724,462
45,220,822	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.83	% # I/O	06/15/2050	4,505,708
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-B	4.69	% ^	02/15/2033	3,165,463
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-C	5.29	% ^	02/15/2033	3,178,662
1,877,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-D	6.10	% ^	02/15/2033	1,916,337
5,436,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76	% ^	07/15/2032	5,442,983
7,611,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.31	% ^	07/15/2032	7,618,893
43,737,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.16	% ^	11/15/2036	44,144,244
24,582,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.90	% ^	11/15/2036	24,780,416
210,124,022	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.97	% # ^ I/O	09/10/2045	11,308,034
167,802,269	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.31	% # I/O	03/10/2047	8,065,198
96,638,912	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.36	% # I/O	05/10/2047	4,835,067
9,011,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25-A4	3.64%		10/10/2047	9,035,548
191,768,239	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.17	% # I/O	10/10/2047	9,509,308
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,124,551
7,314,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.58	% # ^	02/10/2048	6,753,529
215,475,432	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.53	% # I/O	02/10/2048	14,406,019
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.72	% #	09/10/2058	14,102,099
177,259,915	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	1.10	% # I/O	09/10/2058	8,565,164
20,725,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.65	% #	11/10/2048	20,342,491
150,975,854	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	2.08	% # I/O	05/10/2049	16,480,086
215,253,557	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.46	% # I/O	02/10/2049	15,589,050
86,119,002	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.95	% # I/O	04/10/2049	8,740,441
114,016,216	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.87	% # I/O	04/15/2049	10,454,147
78,558,079	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.16	% # I/O	07/10/2049	8,743,090
38,000,328	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.69	% # I/O	10/10/2049	3,205,867
119,417,523	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.29	% # I/O	04/14/2050	8,652,361
13,806,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.18	% ^	06/11/2032	13,871,755
88,477,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.63	% ^	06/11/2032	89,189,311
28,027,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.63	% ^	06/11/2032	28,330,659
2,866,264	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57	% #	04/15/2047	2,890,137
29,234,000	Cold Storage Trust, Series 2017-ICE3-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16	% ^	04/15/2036	29,348,641
41,768,000	Cold Storage Trust, Series 2017-ICE3-C (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.51	% ^	04/15/2036	42,012,355
18,570,000	COMM Mortgage Trust, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.00	% ^	09/15/2033	18,525,711
32,756,478	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.81	% # I/O	08/15/2045	1,698,813
144,636,958	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.04	% # I/O	10/15/2045	8,843,740
121,111,592	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.38	% # ^ I/O	12/10/2044	6,310,362
151,434,268	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.87	% # I/O	08/10/2046	4,409,418
206,185,872	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.39	% # I/O	10/10/2046	9,360,715
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	4.90	% #	11/10/2046	853,305
9,850,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.87	% #	08/10/2047	9,928,191
5,211,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-A4	3.59%		11/10/2047	5,215,404
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.65	% #	11/10/2047	29,992,722
71,378,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR21-A3	3.53%		12/10/2047	71,160,197
15,011,000	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-A4	3.82%		06/10/2047	15,197,287
118,077,251	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.44	% # I/O	06/10/2047	5,222,474
8,215,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CALW-D	3.98	% # ^	02/10/2034	8,202,047
20,970,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.26	% # ^	03/10/2048	17,945,122
218,856,237	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.11	% # I/O	03/10/2048	8,877,750
9,230,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-D	4.39	% #	05/10/2048	7,798,296
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.64	% #	10/10/2048	9,251,838
89,825,402	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.17	% # I/O	10/10/2048	4,535,356
8,715,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.50	% #	02/10/2048	8,419,255
397,758,357	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.28	% # I/O	02/10/2048	18,589,714
29,922,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.80	% #	02/10/2049	30,177,378
20,355,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58	% # ^	08/10/2029	19,540,485
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	4.34	% # ^	10/10/2029	1,556,648
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	4.13	% # ^	10/10/2029	5,124,598
150,822,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.70	% # ^ I/O	09/15/2037	4,619,210
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.44	% #	04/15/2050	4,535,717
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85	% #	06/15/2057	13,269,473
22,320,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-C	4.50	% #	08/15/2048	21,806,066
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.74	% #	11/15/2048	9,805,881
314,373,668	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	1.07	% # I/O	11/15/2048	14,840,701
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.54	% #	11/15/2049	1,959,937
188,053,320	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.40	% # I/O	06/15/2050	13,338,246
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.25	% #	11/15/2050	5,345,111
91,839,247	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.87	% # I/O	11/15/2050	4,646,193
7,050,000	CSMC Trust, Series 2017-CALI-E	3.90	% # ^	11/10/2032	6,525,548
6,050,000	CSMC Trust, Series 2017-CALI-F	3.90	% # ^	11/10/2032	5,461,874
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06	% ^	07/15/2032	12,196,772
21,321,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.46	% ^	07/15/2032	21,460,670
43,750,000	CSWF Trust, Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.06	% ^	08/15/2035	43,841,298
70,671,257	DBGS Mortgage Trust, Series 2018-BIOD-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.96	% ^	05/15/2035	70,801,871
104,749,085	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.25	% # ^ I/O	07/10/2044	2,351,303
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	5.27	% # ^	05/10/2044	3,062,963
123,738,121	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.64	% # I/O	05/10/2049	10,308,870
51,041,551	FREMF Mortgage Trust, Series 2012-K708-D	0.00	% ^ P/O ¥	02/25/2045	50,115,994
417,081,321	FREMF Mortgage Trust, Series 2012-K708-X2A	0.20	% ^ I/O	02/25/2045	101,935
110,589,951	FREMF Mortgage Trust, Series 2012-K708-X2B	0.20	% ^ I/O ¥	02/25/2045	56,655
41,214,120	FREMF Mortgage Trust, Series 2014-K503-D	0.00	% ^ P/O ¥	10/25/2047	38,885,704
365,703,789	FREMF Mortgage Trust, Series 2014-K503-X2A	0.10	% # ^ I/O ¥	10/25/2047	83,124
98,913,520	FREMF Mortgage Trust, Series 2014-K503-X2B	0.10	% ^ I/O ¥	10/25/2047	70,308
1,923,324	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.61	% #	12/10/2049	1,906,643
47,634,000	GPMT Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.08	% ^	11/21/2035	47,705,451
6,644,000	GPT Mortgage Trust, Series 2018-GPP-B (1 Month LIBOR USD + 1.28%, 1.28% Floor)	3.44	% ^	06/15/2035	6,660,756
15,417,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.41	% ^	09/15/2034	15,497,545
31,606,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.41	% ^	09/15/2034	31,834,202
16,823,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.38	% ^	09/15/2034	16,961,312
3,529,510	Greenwich Capital Commercial Funding Corporation, Series 2006-GG7-AM	5.93	% #	07/10/2038	3,567,867
18,508,201	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.82	% # ^ I/O	03/10/2044	239,106
24,340,196	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.67	% # I/O	02/10/2046	1,317,467
31,156,764	GS Mortgage Securities Corporation, Series 2014-GC20-XA	1.24	% # I/O	04/10/2047	1,257,758
60,850,000	GS Mortgage Securities Corporation, Series 2014-GC26-A5	3.63%		11/10/2047	60,933,188
281,561,817	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.26	% # I/O	02/10/2048	12,446,328
246,091,602	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.98	% # I/O	07/10/2048	9,980,811
172,631,161	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.50	% # I/O	10/10/2048	11,698,178
19,232,000	GS Mortgage Securities Corporation, Series 2018-3PCK-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.60	% ^	09/15/2021	19,256,271
207,403,682	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.60	% # I/O	03/10/2051	7,199,853
34,121,000	GS Mortgage Securities Corporation, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	3.06	% ^	07/15/2031	34,161,727
3,897,000	GS Mortgage Securities Corporation, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	3.76	% ^	07/15/2031	3,902,019
11,950,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.26	% ^	07/15/2031	11,968,336
11,242,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	4.96	% ^	07/15/2031	11,269,278
4,648,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	6.08	% ^	07/15/2031	4,665,478
95,348,354	GS Mortgage Securities Trust, Series 2012-GC6-XA	2.14	% # ^ I/O	01/10/2045	4,854,976
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.47	% #	02/10/2048	3,370,111
68,384,700	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.96	% # I/O	11/10/2048	3,150,428
55,501,996	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.81	% # I/O	05/10/2049	4,900,915
357,283,188	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.39	% # I/O	10/10/2049	26,479,436
69,772,167	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.71	% # I/O	11/10/2049	2,277,622
190,896,971	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.28	% # I/O	08/10/2050	14,448,648
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.50	% # I/O	08/10/2050	2,720,646
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07	% # ^	03/10/2033	3,582,114
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07	% # ^	03/10/2033	7,113,988
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07	% # ^	03/10/2033	9,424,557
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07	% # ^	03/10/2033	8,906,807
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07	% # ^	03/10/2033	10,725,207
1,843,901	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	0.99	% # ^ I/O	01/12/2037	17,531
3,124,175	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-CB12-AJ	4.99	% #	09/12/2037	3,163,954
2,828,520	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29	% # I/O	05/15/2045	3,826
15,540,125	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	15,540,728
718,616	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-C1-AM	6.15	% #	02/15/2051	715,217
6,915,806	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AM	5.47	% #	06/12/2047	6,919,970
6,747,018	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	6,731,681
31,821,939	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.46	% # I/O	06/12/2047	18,654
71,374,072	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.00	% # ^ I/O	02/12/2051	714
153,811,232	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.75	% # I/O	05/15/2045	7,192,598
322,486,768	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.94	% # I/O	10/15/2045	17,947,550
118,398,452	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	2.07	% # I/O	06/15/2045	4,514,344
79,219,521	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.28	% # I/O	01/15/2049	3,734,345
7,271,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16	% ^	06/15/2032	7,289,524
5,488,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.41	% ^	06/15/2032	5,524,980
17,779,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06	% ^	06/15/2032	18,045,127
239,875,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-XCP	0.56	% # ^ I/O	04/15/2019	174,797
1,361,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38	% ^	07/15/2034	1,365,234
1,285,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.08	% ^	07/15/2034	1,291,104
3,198,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.08	% ^	07/15/2034	3,220,095
4,506,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.88	% ^	07/15/2034	4,545,188
74,265,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.16	% ^	06/15/2032	74,497,724
5,791,557	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11-AM	6.18	% #	06/15/2049	5,800,088
1,020,219	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46	% #	01/15/2049	1,013,409
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14	% # ^	10/05/2031	4,727,166
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.10%, 1.14% Floor)	3.26	% ^	02/15/2035	6,960,712
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.30%, 1.34% Floor)	3.46	% ^	02/15/2035	906,448
1,462,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-D (1 Month LIBOR USD + 2.05%, 1.84% Floor)	4.21	% ^	02/15/2035	1,469,865
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% ^	07/05/2033	5,921,898
94,878,879	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.09	% # I/O	02/15/2047	3,404,586
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.81	% #	08/15/2047	3,348,829
56,040,410	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22-XA	1.04	% # I/O	09/15/2047	2,243,768
216,056,362	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.10	% # I/O	11/15/2047	8,555,097
32,031,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-A4	3.49%		01/15/2048	31,839,749
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.57	% #	01/15/2048	6,433,263
243,004,970	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.25	% # I/O	01/15/2048	10,158,555
12,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.48	% #	02/15/2048	11,820,876
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.98	% # ^	02/15/2048	9,495,025
15,238,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.38	% #	10/15/2048	14,879,607
43,280,551	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.29	% # I/O	10/15/2048	1,913,000
60,448,904	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.96	% # I/O	05/15/2048	1,839,992
166,182,738	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.76	% # I/O	07/15/2048	4,640,354
27,395,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.82	% #	11/15/2048	27,255,296
96,758,036	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.60	% # I/O	11/15/2048	4,908,738
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77	% #	12/15/2048	17,757,342
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.90	% #	03/15/2049	32,982,158
147,832,135	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.85	% # I/O	06/15/2049	11,855,043
169,823,732	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.17	% # I/O	03/15/2050	10,601,348
9,875,084	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.90	% # ^ I/O	11/15/2038	2,571
31,939,000	LoanCore Issuer Ltd., Series 2018-CRE1-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.66	% ^	05/15/2028	32,116,916
22,566,850	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.27	% # ^ I/O	03/10/2050	1,064,151
55,297,608	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	0.60	% # I/O	11/15/2026	409,390
845,828	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.78	% #	05/12/2039	850,764
1,124,665	Merrill Lynch Mortgage Trust, Series 2007-C1-AM	6.00	% #	06/12/2050	1,124,658
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30	% ^	10/15/2030	9,472,286
161,256,462	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.81	% # I/O	10/15/2046	3,844,451
32,860,771	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.50	% # I/O	02/15/2046	1,558,537
11,700,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49	% #	10/15/2047	11,539,471
45,025,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-A4	3.53%		12/15/2047	44,765,629
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	36,203,025
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	19,951,738
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61	% #	02/15/2048	5,344,315
239,200,210	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.50	% # I/O	02/15/2048	14,190,840
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.27	% #	07/15/2050	10,191,349
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68	% #	10/15/2048	8,436,450
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68	% #	12/15/2047	18,948,519
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% # ^	12/15/2047	1,293,017
173,910,955	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.42	% # I/O	01/15/2049	11,613,426
2,314,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.46	% #	11/15/2049	2,292,058
52,534,169	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.60	% # I/O	05/15/2050	4,189,789
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.36	% ^	11/15/2034	12,202,497
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31	% ^	11/15/2034	18,000,947
13,586,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.51	% ^	11/15/2034	13,632,532
34,376,000	Morgan Stanley Capital Trust, Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.06	% ^	07/15/2035	34,463,645
11,392,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.81	% ^	07/15/2035	11,421,309
20,425,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.71	% ^	07/15/2035	20,502,272
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.21	% ^	07/15/2035	10,798,602
33,687,401	Morgan Stanley Capital, Inc., Series 2006-HQ10-X1	0.68	% # ^ I/O	11/12/2041	1,344
2,575,000	Morgan Stanley Capital, Inc., Series 2014-CPT-E	3.56	% # ^	07/13/2029	2,518,646
2,325,000	Morgan Stanley Capital, Inc., Series 2014-CPT-F	3.56	% # ^	07/13/2029	2,264,696
27,239,065	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	1.07	% # I/O	12/15/2048	1,404,907
148,691,916	Morgan Stanley Capital, Inc., Series 2017-H1-XA	1.61	% # I/O	06/15/2050	12,742,109
4,392,677	Motel 6 Trust, Series 2017-MTL6-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	3.08	% ^	08/15/2034	4,400,851
15,588,500	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.01	% ^	06/15/2035	15,605,342
764,076	PFP Ltd., Series 2017-3-A (1 Month LIBOR USD + 1.05%)	3.21	% ^	01/14/2035	765,205
2,270,000	PFP Ltd., Series 2017-3-AS (1 Month LIBOR USD + 1.30%)	3.46	% ^	01/14/2035	2,275,071
1,306,000	PFP Ltd., Series 2017-3-B (1 Month LIBOR USD + 1.75%)	3.91	% ^	01/14/2035	1,311,095
1,360,000	PFP Ltd., Series 2017-3-C (1 Month LIBOR USD + 2.50%)	4.66	% ^	01/14/2035	1,368,140
3,119,920	RAIT Trust, Series 2017-FL7-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11	% ^	06/15/2037	3,121,271
1,243,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.46	% ^	06/15/2037	1,243,366
12,447,000	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	3.11	% ^	06/15/2033	12,476,418
15,724,000	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	3.41	% ^	06/15/2033	15,780,724
9,846,000	STWD Mortgage Trust, Series 2018-URB-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.06	% ^	05/15/2035	9,870,950
8,081,072	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.30	% ^	11/11/2034	8,177,081
1,102,000	The Bancorp Commercial Mortgage, Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	3.07	% ^	09/15/2035	1,103,316
966,043	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48	% #	08/15/2039	968,679
94,904,894	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.76	% # I/O	06/15/2050	9,513,627
12,839,578	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.28	% # I/O	08/15/2050	912,912
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.60	% #	12/15/2050	2,848,405
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86	% #	02/15/2051	8,563,200
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.05	% #	03/15/2051	1,530,308
43,968,696	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.06	% # I/O	03/15/2051	3,022,874
76,697,888	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	2.05	% # ^ I/O	08/10/2049	4,548,837
1,010,482	VSD LLC, Series 2017-PLT1-A	3.60	% ^	12/25/2043	1,010,212
14,950,671	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30-AJ	5.41	% #	12/15/2043	15,067,246
75,990,996	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10	% # ^	09/14/2022	75,368,728
38,265,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-A5	3.41%		12/15/2047	37,844,789
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,298,096
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07	% #	02/15/2048	10,869,018
426,523,928	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.41	% # I/O	02/15/2048	25,176,257
5,450,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	5,127,174
238,444,342	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.05	% # I/O	02/15/2048	10,788,176
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76	% #	11/15/2048	9,726,908
141,898,003	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.23	% # I/O	11/15/2048	8,189,473
272,508,572	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.51	% # I/O	04/15/2050	16,010,396
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.69	% #	09/15/2058	11,882,632
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.75	% #	12/15/2048	1,805,787
5,405,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,443,635
129,575,442	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.15	% # I/O	12/15/2048	6,427,136
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88	% #	01/15/2059	11,336,541
8,676,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.20	% #	06/15/2049	8,803,235
159,193,705	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.29	% # I/O	09/15/2050	11,883,571
50,809,631	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	1.04	% # I/O	12/15/2050	3,339,941
168,786,922	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.87	% # I/O	03/15/2051	8,789,343
58,500,530	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.51	% # ^ I/O	06/15/2044	509,885
82,413,009	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.27	% # ^ I/O	04/15/2045	4,445,333
97,572,010	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	2.00	% # ^ I/O	08/15/2045	5,520,985
41,137,145	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.05	% # ^ I/O	11/15/2045	2,557,542
138,602,268	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.96	% # I/O	12/15/2046	4,047,339
172,960,022	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.26	% # I/O	03/15/2047	7,111,096
55,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-A5	3.63%		11/15/2047	54,704,386
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.47	% #	11/15/2047	7,903,180
199,417,063	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	1.05	% # I/O	11/15/2047	7,885,808
138,175,454	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.79	% # I/O	11/15/2049	12,011,122

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,982,659,675)					3,751,094,892

Non-Agency Residential Collateralized Mortgage Obligations - 26.5%
10,000,000	Accredited Mortgage Loan Trust, Series 2005-4-M1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	2.62%		12/25/2035	9,736,750
86,081,239	Accredited Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	2.48%		09/25/2036	84,124,036
14,007,848	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	2.34%		01/25/2037	10,302,078
3,746,196	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.71	% #	01/25/2036	3,578,399
37,129,330	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.85	% #	02/25/2036	30,976,640
5,111,198	Adjustable Rate Mortgage Trust, Series 2005-2-6M2 (1 Month LIBOR USD + 0.98%, 0.48% Floor, 11.00% Cap)	3.20%		06/25/2035	4,979,334
5,886,320	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	4.08	% #	08/25/2035	5,801,423
1,335,418	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	4.20	% #	10/25/2035	1,188,203
20,063,137	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	4.25	% #	03/25/2036	16,648,233
14,149,713	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	4.07	% #	05/25/2036	13,259,065
16,355,727	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	4.91	% #	05/25/2036	10,806,939
17,098,829	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	4.24	% #	03/25/2037	15,672,420
2,837,318	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.98	% # ^	11/25/2037	2,944,944
261,970	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 1.70% Floor)	4.77%		11/25/2033	260,896
1,463,886	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 1.35% Floor)	4.25%		04/25/2034	1,431,963
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.30% Floor)	4.17%		06/25/2034	616,950
12,911,103	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	3.22%		03/25/2035	12,095,932
73,929,029	Ajax Master Trust, Series 2016-1-PC	0.00	% # ^ ¥	01/01/2057	65,848,645
78,881,025	Ajax Master Trust, Series 2016-2-PC	0.00	% # ^ ¥	10/25/2056	71,243,189
94,431,183	Ajax Master Trust, Series 2017-1-PC	0.00	% # ^	06/25/2057	83,037,164
9,134,418	Ajax Mortgage Loan Trust, Series 2016-C-A	4.00	% ^ §	10/25/2057	9,180,848
63,947,564	Ajax Mortgage Loan Trust, Series 2017-C-A	3.75	% ^ §	07/25/2060	62,884,142
109,223,000	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36	% # ^	09/25/2065	109,496,057
62,072,516	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	60,213,481
16,558,509	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	13,064,660
4,817,957	Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	4,111,157
11,932,232	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.18	% I/F I/O	01/25/2037	1,652,192
11,932,232	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.82%		01/25/2037	8,229,775
7,713,041	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	6,832,811
10,944,532	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	9,695,518
24,389,271	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	19,854,172
8,167,854	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	6,349,841
7,885,915	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	6,857,671
71,991,410	Alternative Loan Trust, Series 2007-HY4-4A1	3.81	% #	06/25/2047	67,393,528
100,232,357	Alternative Loan Trust, Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.49%		08/25/2047	87,332,463
6,311,518	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.41%		09/25/2046	5,854,057
663,913	American Home Mortgage Investment Trust, Series 2005-1-7A2 (6 Month LIBOR USD + 2.00%, 2.00% Floor, 11.00% Cap)	4.52%		06/25/2045	667,245
6,798,829	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 11.00% Cap)	2.52%		11/25/2045	6,235,570
25,420,643	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	4.28%		11/25/2045	19,999,012
2,252,875	American Home Mortgage Investment Trust, Series 2006-2-3A4	6.60%		06/25/2036	865,978
7,891,954	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60	% ^	01/25/2037	3,564,777
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.49	% ß	05/25/2034	6,949,419
16,500,000	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2 (1 Month LIBOR USD + 1.02%, 0.68% Floor)	3.24%		09/25/2034	16,552,308
10,124,436	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 0.80% Floor)	3.42%		10/25/2032	8,865,593
29,854,886	Angel Oak Mortgage Trust, Series 2018-1-A1	3.26	% # ^	04/27/2048	29,926,740
126,166	Argent Securities, Inc., Series 2004-W6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	3.04%		05/25/2034	126,126
2,308,593	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	3.19%		11/25/2033	2,288,371
648,008	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.12% Floor)	3.90%		06/25/2034	646,075
33,094,118	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.35%		11/25/2036	30,397,106
12,867,391	Banc of America Alternative Loan Trust, Series 2005-10-2CB1	6.00%		11/25/2035	13,049,353
1,987,384	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	1,905,442
6,937,303	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	6,943,346
2,512,379	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	2,471,174
3,751,731	Banc of America Alternative Loan Trust, Series 2005-6-2CB2	6.00%		07/25/2035	3,750,198
2,472,190	Banc of America Alternative Loan Trust, Series 2005-6-4CB1	6.50%		07/25/2035	2,389,174
1,578,419	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	1,585,647
7,557,905	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	7,570,965
3,963,039	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	3,918,970
4,627,301	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	4,144,835
3,709,864	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	3,431,310
1,193,322	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	1,106,192
2,552,731	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	2,292,249
12,048,854	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.00	% ß	10/25/2036	6,929,461
3,707,415	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.28	% I/F I/O	11/25/2036	442,702
1,321,301	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.67%		11/25/2036	1,156,585
6,323,220	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	6,101,593
831,691	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	769,437
6,553,121	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	6,604,168
213,944	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%)	16.15	% I/F	03/25/2036	259,165
571,887	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	558,337
3,417,148	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	3,319,170
686,768	Banc of America Funding Corporation, Series 2006-3-6A1	6.21	% #	03/25/2036	694,331
4,706,903	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	4,704,101
1,502,412	Banc of America Funding Corporation, Series 2006-7-T2A5	6.04	% ß	10/25/2036	1,390,482
7,081,324	Banc of America Funding Corporation, Series 2006-7-T2A8	5.91	% ß	10/25/2036	6,549,657
1,504,374	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10	% ß	10/25/2036	1,381,233
693,196	Banc of America Funding Corporation, Series 2006-B-7A1	3.77	% #	03/20/2036	655,032
9,510,267	Banc of America Funding Corporation, Series 2006-D-6A1	3.81	% #	05/20/2036	9,318,384
478,131	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.22%, 0.22% Floor, 10.50% Cap)	2.39%		07/20/2036	477,210
346,865	Banc of America Funding Corporation, Series 2006-H-3A1	4.25	% #	09/20/2046	324,159
1,020,584	Banc of America Funding Corporation, Series 2007-1-TA10	5.84	% ß	01/25/2037	973,493
1,461,315	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83	% #	04/25/2037	1,305,079
2,356,509	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	2,082,981
2,526,383	Banc of America Funding Corporation, Series 2009-R14A-3A (-2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	11.48	% ^ I/F	06/26/2035	2,671,497
4,001,667	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75	% # ^	12/26/2036	3,902,368
1,384,298	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	11.08	% ^ I/F	07/26/2036	1,435,392
377,337	Banc of America Mortgage Securities, Inc., Series 2004-K-4A1	3.30	% #	12/25/2034	377,261
3,194,952	Banc of America Mortgage Securities, Inc., Series 2006-1-A9	6.00%		05/25/2036	3,188,652
333,776	Banc of America Mortgage Securities, Inc., Series 2007-1-2A5	5.75%		01/25/2037	310,777
17,027,181	BankUnited Trust, Series 2005-1-2A1	3.97	% #	09/25/2045	16,838,200
38,849,152	Bayview Opportunity Master Fund Trust, Series 2018-RN2-A1	3.60	% ^ §	02/25/2033	38,664,653
34,091,988	Bayview Opportunity Master Fund Trust, Series 2018-RN4-A1	3.62	% ^ §	03/28/2033	34,007,897
20,000,000	Bayview Opportunity Master Fund Trust, Series 2018-RN8-A1	4.07	% ^ §	09/28/2033	20,050,000
32,755,976	Bayview Opportunity Master Fund Trust, Series 2018-SBR1-A1	3.72	% ^ §	02/28/2033	32,637,527
17,252,062	Bayview Opportunity Master Fund Trust, Series 2018-SBR3-A1	4.09	% ^ §	05/28/2033	17,264,235
3,070,227	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	2,546,692
3,323,904	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	2,720,459
11,226,344	BCAP LLC Trust, Series 2008-RR3-A1B	6.66	% # ^	10/25/2036	6,811,306
3,420,463	BCAP LLC Trust, Series 2009-RR13-18A2	5.75	% # ^	07/26/2037	3,046,008
7,690,081	BCAP LLC Trust, Series 2009-RR1-3A3	6.00	% # ^ Þ	08/26/2037	7,666,935
4,646,766	BCAP LLC Trust, Series 2009-RR4-4A2	5.75	% # ^	02/26/2036	3,742,204
3,122,288	BCAP LLC Trust, Series 2010-RR10-5A1	7.00	% # ^	04/27/2037	3,297,039
2,292,872	BCAP LLC Trust, Series 2010-RR12-3A15	6.00	% # ^	08/26/2037	2,316,299
354,610	BCAP LLC Trust, Series 2010-RR5-2A3	6.10	% # ^	04/26/2037	356,468
5,466,814	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	4.26	% #	02/25/2036	5,262,014
5,838,646	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	4.09	% #	10/25/2046	5,417,286
7,228,982	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	3.87	% #	02/25/2047	7,418,437
3,179,181	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.70	% #	02/25/2047	2,860,104
2,708,584	Bear Stearns Alt-A Trust, Series 2004-11-2A3	4.19	% #	11/25/2034	2,690,953
11,495,964	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.24% Floor, 11.50% Cap)	2.70%		02/25/2036	10,995,219
23,250,327	Bear Stearns Alt-A Trust, Series 2006-3-21A1	3.75	% #	05/25/2036	18,988,128
9,171,976	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.17% Floor, 11.50% Cap)	2.56%		08/25/2036	7,146,571
10,778,298	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.90	% #	11/25/2036	9,763,830
6,110,075	Bear Stearns Alt-A Trust, Series 2006-8-2A1	3.64	% #	08/25/2046	5,825,324
34,248,690	Bear Stearns Alt-A Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	3.66%		12/25/2046	31,577,319
5,957,043	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00%		08/25/2034	6,100,461
17,033,401	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	16,579,495
4,810,995	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	4,900,921
61,030,584	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.49	% #	09/25/2035	58,743,274
9,718,759	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	9,279,397
12,701,438	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	9,949,703
6,096,631	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25	% ß	12/25/2036	5,254,240
19,510,961	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.38%		02/25/2037	19,100,408
21,074,338	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.27%		08/25/2037	19,083,199
1,679,707	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	1,318,262
1,380,794	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	1,062,380
3,023,020	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	4.15	% #	10/25/2036	2,867,561
17,625,575	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	2.42%		11/25/2036	18,170,939
6,173,665	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	2.40%		12/25/2037	5,946,030
16,018,116	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	2.38%		04/25/2037	17,484,320
25,027,907	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.38%		11/25/2036	23,949,760
16,033,063	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.38%		03/25/2037	15,357,870
30,594,417	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	2.36%		12/25/2036	27,901,420
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%		01/25/2034	2,813,225
1,364,874	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.60% Floor)	3.12%		03/25/2033	1,330,392
7,015,537	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.58	% #	12/25/2035	6,833,746
11,633,051	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	9,109,413
6,968,815	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	5,247,033
18,503,696	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	15,270,281
6,494,223	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.01	% #	07/25/2037	6,275,576
3,453,327	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	2,759,464
1,779,875	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	1,317,622
3,546,269	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	2,946,782
5,165,327	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	5,211,509
870,154	ChaseFlex Trust, Series 2006-1-A5	6.16	% #	06/25/2036	831,678
4,966,174	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	2.42%		09/25/2036	4,554,920
4,464,404	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	2,809,347
10,771,884	ChaseFlex Trust, Series 2007-M1-2F4	4.32	% ß	08/25/2037	10,408,417
11,203,717	ChaseFlex Trust, Series 2007-M1-2F5	4.32	% ß	08/25/2037	10,824,943
25,715,910	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	22,644,875
55,109,936	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	45,918,409
17,728,277	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.34	% #	03/25/2037	16,478,776
65,959,595	CIM Trust, Series 2016-1RR-B2	8.25	% # ^ Þ	07/26/2055	63,448,038
75,440,246	CIM Trust, Series 2016-2RR-B2	7.68	% # ^ Þ	02/25/2056	73,330,371
21,018,084	CIM Trust, Series 2016-3-A1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.60	% ^	02/25/2056	21,729,739
73,074,681	CIM Trust, Series 2016-3RR-B2	7.64	% # ^ Þ	02/27/2056	70,908,280
50,188,672	CIM Trust, Series 2017-3RR-B2	11.98	% # ^ Þ	01/27/2057	53,843,411
181,534,388	CIM Trust, Series 2017-6-A1	3.02	% # ^	06/25/2057	178,350,475
153,307,024	CIM Trust, Series 2017-8-A1	3.00	% # ^	12/25/2065	150,921,091
6,590,953	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	6,771,092
1,354,862	Citicorp Mortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	1,210,729
6,212,022	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.45	% ß	09/25/2036	6,413,331
15,518,578	Citicorp Residential Mortgage Securities, Inc., Series 2007-1-A4	5.39	% ß	03/25/2037	15,951,620
2,200,615	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,795,039
1,152,167	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	1,104,731
3,136,019	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	3,148,275
39,894,866	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.36	% ^	09/25/2036	38,638,792
11,692,573	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	4.18	% #	06/25/2036	11,704,527
3,602,567	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85	% ß	10/25/2036	3,051,500
1,982,700	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.94	% ß	03/25/2036	1,403,127
12,375,998	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.16	% ß	05/25/2036	7,308,776
6,676,248	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	2.51%		10/25/2036	6,676,497
5,225,934	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.53	% #	04/25/2037	5,307,749
837,455	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50	% ^	10/25/2036	655,140
237,598	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	242,707
24,756,882	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75	% ^	04/25/2047	20,338,829
1,306,046	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50	% # ^	05/25/2037	1,280,025
82,940,422	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.36	% ^	01/25/2037	76,250,315
3,484,738	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	3.80	% #	04/25/2037	3,329,132
11,792,419	Citigroup Mortgage Loan Trust, Inc., Series 2007-FS1-2A1A (1 Month LIBOR USD + 1.00%, 1.00% Floor, 5.75% Cap)	3.22	% ^	10/25/2037	10,911,842
5,136,591	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97	% ß	01/25/2037	3,613,006
11,322,894	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76	% ß	01/25/2037	7,966,133
8,669,191	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-1A1B	3.81	% # ^	11/25/2038	8,644,568
7,490,361	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00	% # ^	10/25/2037	7,032,795
106,485,285	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00	% # ^	11/25/2036	105,770,375
88,215,820	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00	% # ^	12/25/2036	86,872,425
61,382,849	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00	% # ^	06/25/2037	62,003,749
29,029,938	Citigroup Mortgage Loan Trust, Inc., Series 2014-J2-A1	3.50	% # ^	11/25/2044	28,439,147
227,255,266	Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2-A1A	3.93	% # ^	07/25/2067	224,954,692
16,906,155	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00	% # ^	01/25/2068	16,881,395
4,050,240	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	3,897,375
4,156,081	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	4,032,043
2,865,222	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	2,805,100
928,936	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	955,277
3,212,381	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	3,023,268
4,860,673	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	4,569,924
2,369,900	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	2,228,140
6,426,051	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.82%		01/25/2037	5,487,452
6,063,693	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.18	% I/F I/O	01/25/2037	504,252
4,905,766	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00	% ±	03/25/2037	4,795,723
11,289,739	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.18	% I/F I/O	03/25/2037	930,746
4,424,207	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	4,289,310
8,337,703	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.55%		04/25/2037	6,780,819
8,337,703	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.45	% I/F I/O	04/25/2037	1,086,397
8,830,148	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	8,359,203
1,204,941	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	1,170,830
15,886,263	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	15,436,539
528,657	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	499,616
249,119	COLT Mortgage Loan Trust, Series 2015-1-A1F	4.00	% # ^	12/26/2045	249,017
49,194,596	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	46,883,739
5,949,744	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	5,936,093
4,434,218	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.72%		07/25/2035	3,456,690
9,053,195	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	07/25/2035	703,531
389,648	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		07/25/2020	386,480
3,290,031	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	9.03	% I/F	07/25/2035	3,178,416
4,650,323	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.97%		08/25/2035	3,973,905
1,751,020	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	1,347,320
2,315,214	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	2,203,142
7,857,008	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	7,163,727
2,698,287	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	2,364,181
25,630,245	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	23,596,280
604,141	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	19.68	% I/F	12/25/2035	700,474
870,297	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	857,824
12,631,270	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	12,450,246
2,098,620	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	3.02%		01/25/2036	1,836,019
5,279,692	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	2.48	% I/F I/O	01/25/2036	281,972
46,530,245	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	35,876,922
1,046,815	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	928,114
32,633,575	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	25,484,554
2,707,393	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	13.51	% I/F	02/25/2036	2,949,316
1,630,704	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,440,947
3,024,031	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	2,745,512
688,199	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.92%		10/25/2035	585,988
322,383	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	292,690
780,751	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	666,058
1,155,948	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	1,132,861
937,718	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	2.70%		11/25/2035	755,825
1,875,436	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	2.80	% I/F I/O	11/25/2035	130,795
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,875,501
350,039	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2020	350,191
959,215	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.72%		04/25/2035	846,328
2,951,432	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	04/25/2035	169,993
8,725,902	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	2.52%		05/25/2035	7,928,124
8,725,902	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	2.98	% I/F I/O	05/25/2035	651,026
4,060,194	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	3,252,530
41,389,887	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	32,084,865
1,284,583	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.82%		07/25/2036	895,101
1,284,583	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.28	% I/F I/O	07/25/2036	152,719
6,349,546	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.62%		08/25/2036	4,589,153
8,610,365	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.38	% I/F I/O	08/25/2036	1,090,398
1,325,512	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	1,181,493
2,177,806	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/01/2036	1,846,476
6,374,171	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	4.93	% I/F I/O	08/01/2036	1,309,401
5,111,255	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/01/2036	4,418,425
5,485,912	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	2.82%		08/01/2036	3,605,175
2,070,992	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,678,384
2,658,295	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	2,200,375
4,721,148	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	3,983,802
711,581	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	31.75	% I/F	10/25/2036	1,222,914
435,859	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	23.76	% I/F	10/25/2036	615,399
5,030,086	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	4,425,035
3,463,781	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	2.89%		11/25/2036	2,451,939
5,777,587	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	3.11	% I/F I/O	11/25/2036	746,925
6,046,280	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	4,321,269
1,703,057	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,640,829
16,047,350	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.33	% I/F I/O	01/25/2037	3,142,718
5,464,880	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.67%		01/25/2037	1,226,031
2,604,246	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	2,382,254
4,432,336	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.23	% I/F I/O	01/25/2037	442,857
4,878,906	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	4,140,140
5,137,593	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	4,359,657
4,542,532	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.82%		02/25/2037	2,237,319
4,542,532	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.18	% I/F I/O	02/25/2037	495,135
1,401,022	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	1,308,060
4,195,240	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	3,823,973
8,511,980	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	7,758,695
1,643,105	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	1,404,741
941,128	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	26.61	% I/F	05/25/2037	1,419,332
15,307,326	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	14,141,229
10,916,003	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.67%		08/25/2037	6,596,744
3,161,002	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	36.12	% I/F	08/25/2037	5,509,995
5,578,257	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	5,538,714
8,734,180	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	19.71	% I/F	08/25/2037	11,959,512
1,356,821	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	1,228,637
932,040	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	25.71	% I/F	08/25/2037	1,511,804
13,698,992	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	11,059,819
34,161,046	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	25,191,704
4,455,356	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	19.54	% I/F	09/25/2037	5,383,785
23,154,861	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	16,253,411
11,209,686	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.72%		09/25/2037	7,629,834
15,908,869	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.28	% I/F I/O	09/25/2037	2,722,709
15,582,139	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	4,376,222
6,123,374	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.43	% I/F I/O	04/25/2037	735,271
6,123,374	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	2.77%		04/25/2037	4,114,900
5,204,194	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	4,525,619
411,208	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	26.91	% I/F	05/25/2037	685,011
438,959	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	26.79	% I/F	05/25/2037	728,102
679,395	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.72%		05/25/2037	381,160
679,395	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.28	% I/F I/O	05/25/2037	93,502
18,609,547	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	13,673,898
1,958,897	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	1,419,906
128,145	Countrywide Alternative Loan Trust, Series 2007-9T1-3A1	5.50%		05/25/2022	98,247
46,362,393	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	3.57	% #	03/25/2047	43,080,015
1,703,369	Countrywide Alternative Loan Trust, Series 2007-HY5R-2A1B	4.07	% #	03/25/2047	1,750,321
3,249,183	Countrywide Asset Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	3.04%		11/25/2033	3,161,294
461,024	Countrywide Asset Backed Certificates, Series 2005-13-AF3	4.59	% #	02/25/2033	449,296
18,732,444	Countrywide Asset Backed Certificates, Series 2005-4-AF5B	4.51%		10/25/2035	19,091,081
38,157,912	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.36%		06/25/2047	35,859,471
10,252,155	Countrywide Asset-Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.36%		06/25/2037	9,732,930
1,681,471	Countrywide Home Loans, Series 2003-60-4A1	3.65	% #	02/25/2034	1,718,299
2,512,001	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	2.64	% ^	11/25/2034	2,279,275
2,444,171	Countrywide Home Loans, Series 2004-R2-1AS	4.07	% # ^ I/O	11/25/2034	163,505
5,367,875	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	5,076,063
3,932,599	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	3,812,066
11,979,614	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	10,280,483
3,300,022	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	2,961,837
906,172	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	762,117
1,569,044	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	1,390,170
20,135,743	Countrywide Home Loans, Series 2005-HYB1-4A1	3.59	% #	03/25/2035	19,574,312
2,573,971	Countrywide Home Loans, Series 2005-HYB8-1A1	4.11	% #	12/20/2035	2,238,545
3,287,272	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	3,181,026
2,143,238	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	2,100,062
754,818	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	2.58	% ^	03/25/2035	708,561
740,315	Countrywide Home Loans, Series 2005-R1-1AS	4.13	% # ^ I/O	03/25/2035	45,281
6,042,001	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	4,772,105
6,100,653	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	5,171,475
2,431,459	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	2,052,692
1,576,631	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	1,594,446
6,953,881	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	5,859,392
21,941,776	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	18,082,568
13,896,399	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	12,483,865
5,352,589	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	4,507,873
8,770,513	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	7,386,398
6,820,056	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	6,264,285
752,058	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	690,772
3,351,269	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	3,072,917
7,398,111	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	7,011,025
965,476	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	830,595
6,937,686	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	5,769,568
2,671,948	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	2,222,064
5,444,846	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	4,380,462
2,405,570	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	2,074,888
8,253,317	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	7,105,471
2,474,063	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	2,103,925
7,549,862	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	6,177,823
3,962,140	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	3,111,881
9,199,255	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	7,527,472
1,587,622	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	1,425,936
10,056,737	Countrywide Home Loans, Series 2007-HY1-1A1	3.76	% #	04/25/2037	9,967,837
24,461,352	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	18,531,184
586,811	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.72%		07/25/2037	345,326
2,934,055	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.28	% I/F I/O	07/25/2037	278,059
4,791,152	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.11	% ß	11/25/2036	1,681,884
3,005,553	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	5.68%		12/25/2036	1,300,856
10,480,674	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90	% #	05/25/2037	4,788,573
75,025	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	4.23	% #	09/25/2034	75,336
3,736,709	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	3,628,364
786,643	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	763,813
11,157,279	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	10,741,942
10,003,595	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	3,660,243
5,550,732	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	5,444,063
4,702,118	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	3,860,442
2,056,144	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75	% ^	12/26/2035	1,886,969
16,628,221	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	12,147,972
2,731,814	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,569,219
3,160,271	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	2.92%		03/25/2036	1,747,886
17,664,459	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.08	% I/F I/O	03/25/2036	2,272,727
3,679,482	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	2,741,056
9,958,151	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	7,221,761
3,510,067	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	3,246,602
2,121,925	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	1,966,413
3,760,244	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	3,290,599
20,572,277	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	9,199,914
10,770,757	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	8,964,020
10,568,362	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	2,874,915
210,787	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	174,479
3,131,148	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	3,175,247
6,961,372	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	6,334,396
23,217,613	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	21,572,566
6,539,304	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	5,092,684
4,678,855	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	4,544,312
760,229	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	27.51	% I/F	11/25/2036	1,210,578
10,909,651	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13	% #	02/25/2037	5,210,742
5,357,588	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	4,717,487
8,121,333	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	5,993,863
5,841,580	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	4,761,831
47,577,257	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	36,842,325
21,442,349	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	15,981,990
8,249,517	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00	% ^	07/25/2037	7,742,772
1,818,759	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	4.26	% # ^	07/20/2035	1,769,397
3,848,033	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50	% # ^	12/26/2035	3,882,242
80,598,790	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	3.50	% # ^	06/26/2037	79,329,907
10,956,009	Credit Suisse Mortgage Capital Certificates, Series 2010-2R-4A17	6.00	% # ^	03/26/2037	10,680,013
13,487,634	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00	% # ^	06/26/2037	13,622,211
11,034,187	Credit Suisse Mortgage Capital Certificates, Series 2010-7R-4A17	6.00	% # ^	04/26/2037	11,035,802
16,703,003	Credit Suisse Mortgage Capital Certificates, Series 2010-9R-2A5	4.00	% # ^	02/27/2038	16,651,962
13,996,462	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.64	% # ^	08/26/2046	12,839,253
44,856,112	Credit Suisse Mortgage Capital Certificates, Series 2013-6-1A1	2.50	% # ^	07/25/2028	43,362,157
43,942,567	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00	% # ^	05/27/2043	39,719,774
20,929,570	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A2	3.00	% # ^	07/25/2043	19,975,475
5,111,279	Credit Suisse Mortgage Capital Certificates, Series 2014-WIN1-2A4	3.00	% # ^	09/25/2044	4,914,331
72,615,308	Credit Suisse Mortgage Capital Certificates, Series 2015-1-A1	2.50	% # ^	01/25/2045	68,371,960
52,240	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6-A4	3.80%		06/25/2035	52,201
13,053,854	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.37%		05/25/2036	10,839,461
9,750,000	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83	% ^ ß	12/25/2036	10,071,908
11,629,233	CSMC Trust, Series 2006-4-6A1	6.00%		05/25/2036	8,768,058
6,996,353	CSMC Trust, Series 2007-1-3A1	6.00%		02/25/2022	3,594,404
76,772	CSMC Trust, Series 2007-2-2A1	5.00%		03/25/2037	75,137
10,971,529	CSMC Trust, Series 2009-12R-5A1	6.00	% ^	06/27/2036	10,535,803
27,317,587	CSMC Trust, Series 2010-4R-3A17	6.00	% # ^	06/26/2037	27,590,156
171,450	CSMC Trust, Series 2010-9R-70A3	3.75	% # ^	12/27/2036	171,894
1,904,000	CSMC Trust, Series 2010-9R-70A4	3.75	% # ^	12/27/2036	1,899,964
6,047,000	CSMC Trust, Series 2010-9R-70A5	4.00	% # ^	12/27/2036	5,852,382
29,586,304	CSMC Trust, Series 2013-IVR4-A11	3.48	% # ^	07/27/2043	29,081,268
129,296,827	CSMC Trust, Series 2015-PR2-A1	7.25	% ^ §	07/26/2055	133,282,143
26,782,039	CSMC Trust, Series 2016-PR1-A1	5.50	% ^ §	07/25/2056	26,435,337
53,677,876	CSMC Trust, Series 2017-12R-A1 (1 Month LIBOR USD + 1.45%)	3.53	% ^	10/29/2046	53,556,515
51,372,029	CSMC Trust, Series 2017-1A-A	4.50	% ^	03/25/2021	51,977,766
106,086,712	CSMC Trust, Series 2018-5R-1A1 (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.41	% ^	10/30/2046	105,842,818
67,485,572	CSMC Trust, Series 2018-RPL2-A1	4.03	% ^ §	08/25/2062	67,496,937
188,130,800	CSMC Trust, Series 2018-RPL7-A1	4.00	% ^	10/25/2048	188,597,552
94,000,000	CSMC Trust, Series 2018-RPL8-A1	4.13	% ^	07/25/2058	94,121,166
10,872,918	CSMLT Trust, Series 2015-3-1A2	3.50	% # ^	11/25/2045	10,918,720
9,053,000	Deephaven Residential Mortgage Trust, Series 2018-3A-A3	3.96	% # ^	08/25/2058	9,075,035
9,300,000	Deephaven Residential Mortgage Trust 2018-3, Series 2018-3A-A2	3.89	% # ^	08/25/2058	9,322,636
15,385,742	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50	% #	09/25/2035	15,155,342
962,526	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	19.68	% I/F	11/25/2035	1,220,465
997,147	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	2.42%		11/25/2035	674,241
3,009,498	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.08	% I/F I/O	11/25/2035	258,030
27,551,231	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.52%		09/25/2047	24,738,462
15,804,889	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.44%		08/25/2047	15,158,011
880,174	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.35	% #	06/25/2036	847,482
23,201,326	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65	% #	10/25/2036	22,048,429
1,652,815	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90	% #	10/25/2036	1,570,383
2,426,884	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90	% #	10/25/2036	2,305,847
4,821,988	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	5.87	% ß	10/25/2036	4,581,610
10,483,688	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.10	% ^ I/F	04/15/2036	10,263,422
5,551,924	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	9.09	% ^ I/F	04/15/2036	5,197,618
9,032,413	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	10.48	% ^ I/F	04/15/2036	8,554,720
565,441	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	12.87	% ^ I/F	04/15/2036	543,219
4,947,443	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	9.55	% ^ I/F	04/15/2036	4,330,077
81,940,702	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.10	% ^ I/F	04/15/2036	71,169,687
10,047,608	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	9,108,983
1,661,490	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	1,578,498
19,908,955	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.41%		04/25/2037	19,147,758
7,745,960	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.42%		02/25/2036	7,708,826
8,440,203	First Horizon Alternative Mortgage Securities, Series 2005-AA4-1A1	3.78	% #	05/25/2035	7,035,892
4,501,189	First Horizon Alternative Mortgage Securities, Series 2005-FA5-1A4	5.50%		08/25/2035	4,204,527
7,364,018	First Horizon Alternative Mortgage Securities, Series 2005-FA8-1A4	5.50%		11/25/2035	6,207,333
456,640	First Horizon Alternative Mortgage Securities, Series 2005-FA8-2A1	5.00%		11/25/2020	458,982
5,293,896	First Horizon Alternative Mortgage Securities, Series 2005-FA9-A4A	5.50%		12/25/2035	4,572,304
3,595,582	First Horizon Alternative Mortgage Securities, Series 2006-AA3-A1	4.01	% #	06/25/2036	3,320,968
3,050,218	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A12	6.00%		04/25/2036	2,392,712
37,076	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A6 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.75% Cap)	2.97%		04/25/2036	37,172
2,277,952	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	1,776,703
594,944	First Horizon Alternative Mortgage Securities, Series 2006-FA7-A8	6.25%		12/25/2036	500,207
3,142,299	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A5	6.00%		02/25/2037	2,474,135
6,398,627	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	5,737,075
17,781,844	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A3	6.00%		06/25/2037	13,698,900
914,967	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A4	6.00%		06/25/2037	704,879
1,033,668	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A13	6.25%		08/25/2037	815,681
3,191,010	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A4	6.25%		08/25/2037	2,518,070
1,499,317	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A5	6.25%		08/25/2037	1,183,132
4,004,086	First Horizon Asset Securities, Inc., Series 2005-8-1A11	5.75%		02/25/2036	3,513,342
1,850,356	First Horizon Asset Securities, Inc., Series 2006-1-1A2	6.00%		05/25/2036	1,572,327
4,561,552	First Horizon Asset Securities, Inc., Series 2007-1-A3	6.00%		03/25/2037	3,823,023
3,298,582	First Horizon Asset Securities, Inc., Series 2007-4-1A1	6.00%		08/25/2037	2,739,072
165,661,532	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.36%		11/25/2036	109,845,987
121,388,819	GCAT LLC, Series 2018-2-A1	4.09	% ^ §	06/26/2023	121,577,142
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.54%		12/25/2035	44,118,603
4,795,225	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	4.29	% #	09/19/2035	4,600,594
7,260,988	GMACM Mortgage Loan Trust, Series 2005-J1-A14	5.50%		12/25/2035	7,052,545
35,999,786	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.48%		08/25/2045	26,280,773
26,093,753	GreenPoint Mortgage Funding Trust, Series 2006-AR7-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.42%		12/25/2046	25,718,044
37,335,380	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	2.46%		04/25/2047	36,089,338
1,308,334	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.50	% # ^	09/25/2036	926,524
3,766,901	GS Mortgage Securities Corporation, Series 2009-3R-1A2	6.00	% # ^	04/25/2037	3,767,917
205,678	GSAA Home Equity Trust, Series 2005-12-AF3	5.07	% #	09/25/2035	185,057
7,292,158	GSAA Home Equity Trust, Series 2005-7-AF3	4.75	% #	05/25/2035	7,310,236
10,397,508	GSAA Home Equity Trust, Series 2006-10-AF3	5.98	% #	06/25/2036	5,047,176
7,441,674	GSAA Home Equity Trust, Series 2006-10-AF4	6.30	% ß	06/25/2036	3,610,603
13,916,996	GSAA Home Equity Trust, Series 2006-15-AF4	5.96	% ß	09/25/2036	7,088,140
2,359,315	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77	% #	11/25/2036	1,284,550
5,173,001	GSAA Home Equity Trust, Series 2006-18-AF6	5.68	% ß	11/25/2036	2,613,811
5,363,428	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	4,602,572
3,188,459	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	2,234,220
26,150,667	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.37%		08/25/2036	22,375,183
12,213,065	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.57	% ^	03/25/2035	11,512,180
12,213,065	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	2.63	% # ^ I/O	03/25/2035	536,388
7,087,293	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	2.57	% ^	09/25/2035	6,390,592
7,087,293	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	2.47	% # ^ I/O	09/25/2035	423,503
27,487,471	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	2.57	% ^	01/25/2036	24,624,843
27,487,470	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	2.38	% # ^ I/O	01/25/2036	1,353,706
6,323,178	GSMSC Pass-Through Trust, Series 2009-3R-3A2	5.75	% # ^	04/25/2037	6,315,334
1,914,482	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	1,940,721
4,085,891	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	4,187,729
599,019	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	635,269
5,950,208	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	4.68	% I/F I/O	07/25/2035	512,845
445,754	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.72%		07/25/2035	419,552
316,908	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.72%		09/25/2035	306,744
10,184,170	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	8,073,614
3,353,042	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	2,831,419
944,668	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	1,062,541
806,286	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	781,122
2,958,489	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	2,424,892
3,553,123	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	3,016,704
11,158,241	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	9,458,808
5,736,479	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	3,773,949
3,241,627	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	3,120,262
18,662,965	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	15,742,192
43,257	GSR Mortgage Loan Trust, Series 2006-9F-8A1	5.50%		08/25/2021	41,569
1,240,188	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	1,487,760
1,905,361	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	2,213,551
25,412,853	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	23,163,277
1,423,623	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	4.56	% #	12/19/2035	1,414,790
62,194,870	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	3.39%		09/19/2035	48,977,919
7,396,553	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.35%		11/19/2036	7,293,410
14,840,220	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.34%		12/19/2036	13,567,494
65,067,783	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.35%		01/25/2047	60,587,144
96,010,725	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.20%)	2.38%		07/21/2036	74,668,232
21,632,171	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.38%		02/19/2046	19,776,447
59,656,950	HarborView Mortgage Loan Trust, Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	2.37%		05/19/2047	57,263,143
18,211,401	HarborView Mortgage Loan Trust, Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	2.39%		07/19/2047	17,763,308
29,401,829	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	3.22%		10/25/2037	27,683,874
1,165,535	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 0.86% Floor)	3.51%		08/25/2033	1,173,515
1,255,458	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.66% Floor)	3.21%		01/25/2035	1,252,159
12,182,000	Home Equity Loan Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.50%		06/25/2036	11,191,664
9,622,634	Home Equity Loan Trust, Series 2007-FRE1-2AV2 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.38%		04/25/2037	9,562,547
1,218,002	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor, 11.50% Cap)	2.71%		03/25/2035	1,039,993
13,709,848	HomeBanc Mortgage Trust, Series 2005-3-A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	2.46%		07/25/2035	13,650,065
27,502,252	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	19,058,893
2,360,258	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	3.92	% #	01/25/2037	2,195,324
18,082,382	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	2.38%		03/25/2037	16,726,323
632,558	Impac Trust, Series 2002-9F-A1	5.22%		12/25/2032	636,410
1,740,652	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	4.05	% #	09/25/2036	1,585,873
4,604,083	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	4.32	% #	09/25/2036	4,478,776
19,606,206	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.82	% #	12/25/2036	18,909,356
6,703,825	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	3.83	% #	05/25/2036	5,982,575
4,489,685	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	3,436,180
3,286,800	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	2,515,552
14,587,749	IndyMac Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	13,601,352
20,743,627	IndyMac Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	12,627,600
21,216,142	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	16,692,895
7,488,895	IndyMac Mortgage Loan Trust, Series 2007-AR13-2A1	3.88	% #	07/25/2037	6,190,088
6,352,044	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.26	% #	03/25/2037	6,004,788
4,741,184	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	3.76	% #	07/25/2037	4,395,897
32,177,921	IndyMac Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	17,080,623
465,238	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	428,297
25,651,593	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	16,477,393
5,269,234	Jefferies Resecuritization Trust, Series 2010-R4-1A4	6.00	% # ^ Þ	10/26/2036	5,276,107
11,087,637	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	10,763,958
3,554,460	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	3,450,695
3,724,817	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	3,259,105
14,394,613	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19	% ß	05/25/2036	13,562,964
806,236	JP Morgan Alternative Loan Trust, Series 2006-S4-A3A	5.78	% ß	12/25/2036	804,457
25,561,936	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96	% ß	12/25/2036	23,947,431
10,393,057	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46	% ß	09/25/2029	8,530,943
4,031,335	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.41	% ß	07/25/2036	2,108,583
23,000,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.93	% ß	11/25/2036	23,299,906
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.54%		03/25/2037	8,357,314
1,151,986	JP Morgan Mortgage Trust, Series 2005-A6-5A1	4.22	% #	08/25/2035	1,155,447
7,756,038	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	8,471,233
833,785	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	823,520
1,410,992	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	1,043,727
4,799,733	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	3,774,108
3,532,955	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	2,813,657
9,362,795	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	2.60%		08/25/2036	3,806,443
9,362,795	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	4.90	% I/F I/O	08/25/2036	2,450,183
1,646,255	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	1,311,083
8,011,289	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.60%		01/25/2037	4,463,506
8,011,289	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.40	% I/F I/O	01/25/2037	1,555,887
1,972,631	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.97	% #	04/25/2037	1,888,193
9,761,894	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	7,739,191
3,457,685	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	2,802,007
6,806,852	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	5,843,885
1,147,481	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	984,947
6,276,248	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	5,387,257
7,152,846	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	6,139,690
719,241	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	665,970
47,436,451	JP Morgan Mortgage Trust, Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	2.81	% ^	04/25/2046	47,633,473
8,940,127	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00	% ^	02/26/2037	7,412,042
16,781,030	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00	% # ^	09/27/2037	12,239,288
17,286,366	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00	% ^	02/26/2037	15,123,321
12,772,091	JP Morgan Resecuritization Trust, Series 2010-2-3A9	6.00	% ^	07/26/2036	13,026,679
57,902,689	Legacy Mortgage Asset Trust, Series 2018-GS3-A1	4.00	% ^ §	06/25/2058	57,750,121
31,884,271	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00	% # ^	02/25/2058	31,726,606
2,982,774	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	2,602,511
2,664,739	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	2,619,699
4,073,769	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	4,019,733
346,897	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	334,961
1,863,164	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	1,837,665
1,682,587	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.97%		02/25/2036	1,248,797
5,047,761	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.53	% I/F I/O	02/25/2036	551,836
6,543,399	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.97%		02/25/2036	6,024,865
6,543,399	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.53	% I/F I/O	02/25/2036	338,756
4,215,856	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	4,206,179
3,641,364	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.18	% I/F I/O	08/25/2036	408,024
2,314,372	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	2,246,866
6,829,038	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	2.57%		09/25/2036	2,881,961
14,224,812	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	4.93	% I/F I/O	09/25/2036	3,085,870
10,300,582	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	9,204,243
3,068,885	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	2,906,913
3,628,191	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.67%		11/25/2036	1,693,043
12,608,888	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.33	% I/F I/O	11/25/2036	2,594,451
2,890,203	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	20.49	% I/F	01/25/2037	3,544,885
3,173,728	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	2.82%		01/25/2037	2,347,568
9,459,003	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	2.93	% I/F I/O	01/25/2037	905,804
4,436,015	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.60%		01/25/2037	1,972,977
8,290,819	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.40	% I/F I/O	01/25/2037	1,776,908
8,236,097	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	5,762,118
2,691,373	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	2,409,721
2,907,824	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.55%		05/25/2037	1,423,293
13,069,753	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.45	% I/F I/O	05/25/2037	2,949,670
1,154,274	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.55%		05/25/2037	587,765
12,161,409	Lehman Mortgage Trust, Series 2007-5-11A1	5.16	% #	06/25/2037	9,774,608
1,876,382	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	1,721,778
1,436,705	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	26.79	% I/F	08/25/2036	2,292,665
911,472	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	725,581
368,920	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	350,531
5,175,054	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	3,873,890
555,086	Lehman Trust, Series 2005-10-2A3B	5.31	% ß	01/25/2036	612,384
8,715,577	Lehman Trust, Series 2005-4-2A3A	5.00	% ß	10/25/2035	8,902,945
14,016,365	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	2.90%		02/25/2036	13,194,096
10,690,479	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.39%		08/25/2046	10,293,285
14,544,056	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.43%		04/25/2036	14,938,721
538,780	Lehman Trust, Series 2006-5-2A4A	5.89%		04/25/2036	659,429
14,940,059	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.42%		06/25/2046	14,696,472
14,881,468	Lehman Trust, Series 2007-1-2A1	4.83	% #	02/25/2037	15,137,981
23,054,443	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.42%		07/25/2047	22,116,877
1,548,010	Long Beach Mortgage Loan Trust, Series 2006-WL1-2A3 (1 Month LIBOR USD + 0.48%, 0.24% Floor)	2.70%		01/25/2046	1,552,503
7,674,495	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 11.50% Cap)	2.48%		11/25/2035	7,514,386
3,885,523	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.96	% #	03/25/2035	3,077,730
2,165,301	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	3.37	% #	07/25/2035	2,053,317
13,514,483	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.93	% #	11/25/2036	12,276,405
1,617,917	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,562,990
356,783	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	360,615
3,401,361	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	3,259,597
2,138,315	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,871,348
3,606,487	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	3,471,427
5,157,996	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	3,390,925
4,636,591	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 2.75% Floor)	6.34%		12/25/2032	4,821,558
12,364,511	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.39%		06/25/2036	10,711,309
27,241,404	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.43%		05/25/2037	26,031,066
4,458,918	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	4,265,574
2,904,759	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	2,826,148
3,528,894	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	2,804,549
26,023,764	MASTR Resecuritization Trust, Series 2008-1-A1	6.00	% # ^	09/27/2037	24,708,122
15,761,617	MASTR Resecuritization Trust, Series 2008-4-A1	6.00	% # ^	06/27/2036	13,815,619
2,164,374	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00	% Δ	10/25/2032	2,229,288
1,052,879	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.62%		10/25/2032	994,507
19,572,448	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	2.54%		03/25/2037	10,286,148
19,572,448	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	4.46	% I/F I/O	03/25/2037	4,332,383
3,865,306	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	4.32	% #	10/25/2036	3,800,483
1,849,752	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	1,608,420
34,290,210	MFA LLC, Series 2017-NPL1-A1	3.35	% ^ §	11/25/2047	34,024,389
62,470,601	MFA LLC, Series 2018-NPL1-A1	3.88	% ^ §	05/25/2048	62,378,145
90,315,355	MFA LLC, Series 2018-NPL2-A1	4.16	% ^ §	07/25/2048	90,372,525
35,114,934	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.44%		12/25/2036	21,745,362
1,410,488	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	2.92%		12/25/2035	1,146,985
3,533,923	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	3,321,393
4,637,124	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.46	% #	12/25/2035	4,616,027
179,610	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.50%		11/25/2035	180,754
5,663,751	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.23	% ß	08/25/2036	2,410,264
10,794,600	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	8,829,120
6,965,866	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65	% ß	10/25/2046	3,662,064
2,261,544	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58	% ß	10/25/2046	1,038,826
4,704,471	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	4,720,841
27,833,027	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.05	% #	06/25/2036	24,306,992
2,680,716	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	2,327,601
2,713,762	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	2,356,293
3,696,411	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	3,246,246
10,367,930	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	4.16	% #	10/25/2037	9,309,897
3,731,769	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92	% ß	09/25/2046	1,707,860
2,640,364	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08	% ß	09/25/2046	1,390,887
939,755	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62	% ß	01/25/2047	858,908
7,322,157	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86	% ß	01/25/2047	4,300,234
4,282,771	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96	% ß	01/25/2047	2,514,893
4,512,106	Morgan Stanley Re-Remic Trust, Series 2010-R9-1B	6.00	% # ^	08/26/2036	3,558,976
26,321,079	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00	% # ^	11/26/2036	26,168,214
3,820,371	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94	% # ^	02/26/2037	3,982,758
14,075,210	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17	% #	07/25/2036	7,624,289
33,589,250	New Century Home Equity Loan Trust, Series 2005-2-M3 (1 Month LIBOR USD + 0.74%, 0.49% Floor)	2.95%		06/25/2035	33,707,195
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	2.50%		05/25/2036	10,497,349
11,746,012	New Residential Mortgage Loan Trust, Series 2014-2A-A3	3.75	% # ^	05/25/2054	11,778,590
37,965,832	New Residential Mortgage Loan Trust, Series 2015-2A-A1	3.75	% # ^	08/25/2055	37,976,356
88,059,521	New Residential Mortgage Loan Trust, Series 2018-FNT1-A	3.61	% ^	05/25/2023	87,810,788
35,019,633	New Residential Mortgage Loan Trust, Series 2018-FNT2-A	3.79	% ^	07/25/2054	35,081,709
641,109	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.33% Floor, 10.50% Cap)	2.88%		08/25/2035	618,422
232,617	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	4.86%		02/25/2035	233,899
15,824,271	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16	% #	05/25/2036	6,182,403
3,215,775	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41	% #	05/25/2036	1,255,770
18,773,921	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% #	01/25/2036	9,836,853
3,173,188	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65	% #	01/25/2036	1,663,429
1,548,099	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76	% #	06/25/2036	808,434
17,791,539	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% ß	10/25/2036	7,308,844
3,205,649	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% ß	02/25/2037	1,564,600
15,977,696	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99	% ß	02/25/2037	7,799,124
55,587,900	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2-A	3.27	% ^	02/25/2023	55,275,440
54,636,615	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00	% ^ §	07/25/2057	53,924,378
74,463,964	OBX Trust, Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	2.87	% ^	06/25/2057	74,681,332
983,437	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	3.19%		11/25/2034	993,428
94,153,982	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.41%		07/25/2037	81,183,593
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor)	2.71%		09/25/2035	13,013,118
7,381,097	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	2.38%		02/25/2037	6,313,126
20,282,927	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	18,726,513
699,961	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	642,212
225,350,969	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% # ^	10/25/2049	199,066,753
30,775,281	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47	% ^ §	09/25/2022	30,625,160
52,379,169	Pretium Mortgage Credit Partners LLC, Series 2017-NPL2-A1	3.25	% ^ §	03/28/2057	52,250,474
21,953,881	Pretium Mortgage Credit Partners LLC, Series 2017-NPL3-A1	3.25	% ^ §	06/29/2032	21,847,477
2,744,079	Pretium Mortgage Credit Partners LLC, Series 2017-NPL4-A1	3.25	% ^ §	08/27/2032	2,725,176
11,782,156	Pretium Mortgage Credit Partners LLC, Series 2017-NPL5-A1	3.33	% # ^	12/30/2032	11,748,023
80,699,926	Pretium Mortgage Credit Partners LLC, Series 2018-NPL1-A1	3.38	% ^ §	01/27/2033	80,096,444
66,601,876	Pretium Mortgage Credit Partners LLC, Series 2018-NPL2-A1	3.70	% ^ §	03/27/2033	66,222,825
10,490,430	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50	% ^	05/25/2035	8,911,608
4,985,047	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00	% ^	05/25/2035	4,096,811
50,582,022	PRPM LLC, Series 2017-3A-A1	3.47	% # ^	11/25/2022	50,388,727
50,608,849	PRPM LLC, Series 2018-2A-A1	4.00	% # ^	08/25/2023	50,331,649
27,290,409	RBSGC Structured Trust, Series 2008-B-A1	6.00	% ^	06/25/2037	26,674,429
5,286,054	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00	% ^	07/26/2037	4,455,665
26,378,649	RCO Trust, Series 2016-SFR1-A	3.75	% # ^	11/25/2051	26,393,474
8,051,061	RCO Trust, Series 2016-SFR1-M1	4.50	% # ^	11/25/2051	7,980,074
1,189,066	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75	% ß	05/25/2036	850,011
10,389,114	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47	% ß	01/25/2037	5,865,197
20,458,280	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69	% ß	01/25/2037	11,992,333
8,231,728	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74	% ß	04/25/2037	4,051,741
5,807,398	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35	% ß	04/25/2037	2,685,499
3,503,453	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51	% ß	04/25/2037	1,656,650
5,096,356	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61	% ß	04/25/2037	2,452,720
8,271,913	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91	% ß	04/25/2037	4,187,937
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68	% ß	06/25/2037	8,021,081
9,571,061	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20	% ß	06/25/2037	4,780,586
31,163,720	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.38	% #	10/25/2035	26,691,069
17,576,659	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.62	% #	12/25/2035	16,069,456
12,734,876	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	4.39	% #	03/25/2035	8,262,710
485,348	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	26.78	% I/F	08/25/2035	654,281
1,884,137	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	1,768,200
3,718,235	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	2.92%		09/25/2035	3,218,204
15,244,765	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	2.83	% I/F I/O	09/25/2035	1,128,578
7,522,087	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	5,187,823
2,923,942	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	2,620,642
3,587,039	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	3,470,151
3,794,088	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.92%		11/25/2035	3,166,142
3,793,432	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.58	% I/F I/O	11/25/2035	263,982
1,843,492	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,782,170
1,277,445	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	1,234,952
5,342,830	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	5,165,105
3,797,515	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	3.07%		12/25/2035	3,118,268
3,797,515	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	2.93	% I/F I/O	12/25/2035	323,120
3,055,598	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	2,953,956
1,547,687	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	1,550,892
1,241,340	Residential Accredit Loans, Inc., Series 2005-QS9-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.72%		06/25/2035	1,077,521
3,014,560	Residential Accredit Loans, Inc., Series 2005-QS9-A4 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	06/25/2035	218,278
1,545,550	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,387,615
9,896,011	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	9,067,717
1,859,656	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,393,541
4,056,652	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	3,817,801
6,153,013	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	5,514,001
2,863,071	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	2,696,367
1,308,763	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	1,172,134
4,653,752	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	4,167,922
1,358,482	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,216,663
1,468,000	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	1,314,748
580,915	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	520,270
2,701,335	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	2,493,788
15,007,450	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	13,854,405
1,610,881	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	25.87	% I/F	01/25/2036	2,248,908
10,312,257	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	9,821,670
2,388,677	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-790 x 1 Month LIBOR USD + 5,143.00%, 0.10% Floor, 8.00% Cap)	8.00	% I/F	04/25/2036	2,292,876
6,633,646	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	6,179,739
19,770,759	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	18,417,947
2,576,472	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	2,364,376
4,237,760	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	3,888,907
8,613,638	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	7,910,522
14,937,306	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.33	% I/F I/O	08/25/2036	1,499,780
5,422,156	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.08	% I/F I/O	07/25/2036	551,569
32,027,723	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.45%		06/25/2037	18,440,772
5,062,139	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	4,444,489
16,847,981	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.23	% I/F I/O	01/25/2037	1,542,514
1,695,928	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,591,214
4,181,118	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	3,765,307
743,719	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	697,763
28,815,682	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	26,869,041
4,594,840	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	4,228,560
7,322,792	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	6,813,214
3,317,565	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	2,997,679
1,368,631	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.52%		03/25/2037	1,052,952
4,545,536	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.48	% I/F I/O	03/25/2037	656,550
3,588,141	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	3,307,262
1,153,692	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	36.53	% I/F	04/25/2037	1,885,045
5,137,937	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	4,735,740
8,188,283	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	7,751,501
565,539	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	37.37	% I/F	04/25/2037	940,692
7,483,158	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	4,753,813
28,402,691	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	26,376,122
3,574,154	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	4.49	% #	07/25/2034	3,385,977
3,500,032	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41	% ß	01/25/2035	3,524,188
37,532,605	Residential Asset Mortgage Products, Inc., Series 2005-RS9-AI4 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.54%		11/25/2035	35,073,551
26,339,285	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	2.52%		03/25/2036	25,793,593
6,156,893	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3 (1 Month LIBOR USD + 0.29%, 0.29% Floor, 14.00% Cap)	2.51%		08/25/2036	6,160,609
10,829,149	Residential Asset Mortgage Products, Inc., Series 2006-RZ5-A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.47%		08/25/2046	10,799,745
27,100,365	Residential Asset Securities Corporation, Series 2005-KS11-M2 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 14.00% Cap)	2.64%		12/25/2035	27,084,357
5,821,908	Residential Asset Securities Corporation, Series 2006-EMX5-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 14.00% Cap)	2.38%		07/25/2036	5,526,637
33,803,540	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	2.42%		01/25/2037	29,870,728
19,901,765	Residential Asset Securities Corporation, Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.47%		04/25/2037	19,744,222
5,787,265	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	4,531,653
2,764,556	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	11/25/2035	286,485
2,523,102	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	2.77%		11/25/2035	1,882,380
9,997,159	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	6,992,147
10,134,694	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	7,514,635
1,839,961	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,582,658
4,800,937	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	4,415,827
4,806,117	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	07/25/2035	513,427
5,955,153	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	4,297,495
850,403	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	653,773
7,951,499	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	5,330,963
8,211,716	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	5,338,195
14,750,910	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	12,364,911
15,028,388	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.67%		12/25/2036	4,965,501
33,165,397	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.33	% I/F I/O	12/25/2036	7,239,827
7,071,647	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	5,209,436
4,895,982	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	3,606,700
654,242	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	640,269
4,982,293	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	4,875,878
4,198,673	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	3,720,612
5,955,059	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	19.54	% I/F	01/25/2046	8,651,055
31,782,894	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	28,053,219
958,669	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	29.40	% I/F	04/25/2037	1,613,825
23,194,178	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88	% I/F I/O	05/25/2037	3,610,939
5,971,382	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.62%		05/25/2037	1,009,994
6,498,789	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	5,665,804
2,848,087	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	2,483,033
11,578,220	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	10,301,441
8,834,627	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	5,971,075
38,860,365	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	26,264,625
17,218,208	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	11,637,301
3,020,712	Residential Funding Mortgage Securities Trust, Series 2005-S9-A10	6.25%		12/25/2035	2,934,939
8,111,651	Residential Funding Mortgage Securities Trust, Series 2005-S9-A6	5.75%		12/25/2035	7,833,505
601,735	Residential Funding Mortgage Securities Trust, Series 2005-S9-A8	5.50%		12/25/2035	576,835
9,774,174	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	9,374,019
17,465,934	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	16,450,961
3,138,927	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	3,064,035
214,904	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	209,777
5,105,036	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	4,997,162
7,462,612	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	7,171,919
3,718,224	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	3,523,048
4,188,989	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	3,969,102
7,820,364	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	7,409,859
1,222,062	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	1,157,914
3,446,841	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	3,269,599
1,048,700	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	991,731
2,799,478	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	2,647,401
25,916,427	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	24,821,204
7,510,683	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	7,193,283
4,164,879	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	3,901,261
19,520,590	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	18,560,064
9,727,602	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	8,914,275
2,516,573	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.07	% #	02/25/2037	2,133,693
7,980,481	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	4.24	% #	04/25/2037	7,668,106
22,873,593	RMAT LLC, Series 2015-PR2-A1	8.85	% ^ §	11/25/2035	22,095,319
38,948,509	Saxon Asset Securities Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.25% Cap)	2.39%		10/25/2046	38,222,411
320,075,292	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.65	% # ^ ¥	02/25/2054	270,349,707
63,472,748	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00	% # ^ ¥	12/26/2059	60,105,290
93,418,888	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00	% # ^ ¥	10/25/2044	88,400,481
170,003	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap)	2.52%		07/20/2033	164,703
8,988,382	Sequoia Mortgage Trust, Series 2013-2-A	1.87	% #	02/25/2043	7,999,575
10,971,610	Sequoia Mortgage Trust, Series 2013-6-A2	3.00	% #	05/25/2043	10,547,739
65,693,320	Sequoia Mortgage Trust, Series 2015-4-A1	3.00	% # ^	11/25/2030	64,745,077
195,901,740	Sequoia Mortgage Trust, Series 2016-2-A1	3.50	% # ^	08/25/2046	191,597,798
14,603,917	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.39%		02/25/2036	13,664,441
21,383,462	SG Mortgage Securities Trust, Series 2017-1-A1	3.71	% # ^	04/25/2047	21,373,726
47,700,578	SoFi Mortgage Trust, Series 2016-1A-1A4	3.00	% # ^	11/25/2046	45,256,629
27,488,292	Soundview Home Loan Trust, Series 2007-NS1-A3 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.42%		01/25/2037	27,048,086
5,222,192	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.37%		06/25/2037	3,968,744
10,012,837	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.39%		08/25/2037	9,186,204
28,790,392	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.22%		09/25/2037	22,769,889
30,542,127	Stanwich Mortgage Loan Trust, Series 2018-NPB1-A1	4.02	% ^ §	05/16/2023	30,505,135
8,798,723	STARM Mortgage Loan Trust, Series 2007-2-1A1	3.74	% #	04/25/2037	6,716,878
4,099,011	STARM Mortgage Loan Trust, Series 2007-3-1A1	4.22	% #	06/25/2037	3,840,543
3,503,677	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	4.21	% #	09/25/2034	3,476,149
6,781,968	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.86	% #	12/25/2035	6,522,229
5,038,716	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	3.87	% #	01/25/2037	4,528,165
2,307,362	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	4.14	% #	02/25/2036	1,914,567
3,310,479	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-6-3A1	4.20	% #	07/25/2036	2,693,998
19,966,391	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	2.42%		05/25/2036	18,558,130
10,599	Structured Asset Securities Corporation, Series 2003-18XS-A6	4.54%		06/25/2033	10,671
2,401,131	Structured Asset Securities Corporation, Series 2003-24A-1A3	4.34	% #	07/25/2033	2,421,221
5,211,293	Structured Asset Securities Corporation, Series 2003-35-1A1	5.17	% #	12/25/2033	5,382,680
957,754	Structured Asset Securities Corporation, Series 2004-11XS-2A2	4.99%		06/25/2034	1,624,710
15,983,936	Structured Asset Securities Corporation, Series 2005-10-1A1	5.75%		06/25/2035	15,500,526
438,176	Structured Asset Securities Corporation, Series 2005-10-6A1	5.00%		06/25/2020	445,258
1,185,566	Structured Asset Securities Corporation, Series 2005-14-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.25% Cap)	2.52%		07/25/2035	948,558
471,240	Structured Asset Securities Corporation, Series 2005-14-1A4 (-4 x 1 Month LIBOR USD + 24.53%, 24.53% Cap)	14.65	% I/F	07/25/2035	480,970
20,927,947	Structured Asset Securities Corporation, Series 2005-14-4A1	5.75%		07/25/2035	20,687,302
1,425,362	Structured Asset Securities Corporation, Series 2005-15-1A1	5.50%		08/25/2035	1,498,321
3,964,558	Structured Asset Securities Corporation, Series 2005-15-2A7	5.50%		08/25/2035	3,921,460
5,714,902	Structured Asset Securities Corporation, Series 2005-15-3A1	4.77	% #	08/25/2035	5,561,322
4,660,750	Structured Asset Securities Corporation, Series 2005-16-1A2	5.50%		09/25/2035	4,672,956
4,350,634	Structured Asset Securities Corporation, Series 2005-16-3A1	6.00%		09/25/2035	3,407,553
5,394,306	Structured Asset Securities Corporation, Series 2005-3-1A6	5.75%		03/25/2035	5,058,253
45,777,863	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.39%		12/25/2036	44,483,997
100,071,360	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.06	% ^I/F I/O Þ	03/28/2045	10,989,291
24,834,773	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.41	% ^	03/25/2037	22,290,274
652,830	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	647,780
1,064,967	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	973,121
519,842	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.50% Cap)	2.72%		12/25/2033	480,945
5,433,245	Thornburg Mortgage Securities Trust, Series 2004-4-5A	3.28	% #	12/25/2044	5,373,217
16,543,553	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	4.21%		03/25/2037	15,876,570
3,477,468	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	4.21%		03/25/2037	3,136,596
8,838,144	Towd Point Mortgage Trust, Series 2015-1-AE	3.00	% ^	10/25/2053	8,753,421
6,570,119	Towd Point Mortgage Trust, Series 2015-1-AES	3.00	% # ^	10/25/2053	6,543,919
5,554,954	Towd Point Mortgage Trust, Series 2015-2-1A12	2.75	% # ^	11/25/2060	5,490,281
14,800,875	Towd Point Mortgage Trust, Series 2015-2-1A13	2.50	% # ^	11/25/2060	14,496,466
42,824,918	Towd Point Mortgage Trust, Series 2015-5-A1B	2.75	% # ^	05/25/2055	42,272,438
55,598,999	Towd Point Mortgage Trust, Series 2015-6-A1B	2.75	% # ^	04/25/2055	54,662,834
13,178,689	US Residential Opportunity Fund Trust, Series 2017-1II-A	3.35	% ^ §	11/27/2037	13,077,117
104,181,044	US Residential Opportunity Fund Trust, Series 2017-1III-A	3.35	% ^ §	11/27/2037	103,536,101
32,662,685	US Residential Opportunity Fund Trust, Series 2017-1IV-A	3.35	% ^ §	11/27/2037	32,382,191
15,673,914	Velocity Commercial Capital Loan Trust, Series 2016-1-AFX	3.53	% # ^	04/25/2046	15,569,086
42,049,122	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07	% # ^	11/25/2047	41,314,242
35,164,925	Verus Securitization Trust, Series 2018-INV1-A1	3.63	% # ^	03/25/2058	35,193,113
17,361,410	VOLT LLC, Series 2017-NP10-A1	3.00	% ^ §	10/25/2047	17,213,312
120,164,236	VOLT LLC, Series 2017-NPL3-A1	3.50	% ^ §	03/25/2047	119,899,574
43,134,120	VOLT LLC, Series 2017-NPL6-A1	3.25	% ^ §	05/25/2047	43,001,452
83,492,406	VOLT LLC, Series 2017-NPL7-A1	3.25	% ^ §	06/25/2047	83,146,388
58,332,347	VOLT LLC, Series 2017-NPL8-A1	3.13	% ^ §	06/25/2047	57,992,660
60,774,973	VOLT LLC, Series 2017-NPL9-A1	3.13	% ^ §	09/25/2047	60,215,831
127,165,495	VOLT LLC, Series 2018-NPL1-A1	3.75	% ^ §	04/25/2048	127,095,923
70,850,000	VOLT LLC, Series 2018-NPL5-A1A	4.21	% ^ §	08/25/2048	70,889,449
86,000,000	VOLT LLC, Series 2018-NPL6-A1A	4.11	% ^ §	09/25/2048	86,183,997
6,581,197	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	6,197,544
2,465,309	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	2,403,522
987,098	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	26.23	% I/F	07/25/2035	1,348,332
3,196,464	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	2.82%		07/25/2035	2,910,510
920,595	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	897,159
12,331,751	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	3.67%		08/25/2035	11,772,022
1,121,069	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	25.68	% I/F	08/25/2035	1,401,150
1,382,744	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	1,209,201
11,931,684	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	11,488,575
10,164,545	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	9,502,468
2,668,597	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50	% I/O	11/25/2035	547,625
3,491,616	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	3,320,319
1,768,007	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,681,269
1,501,691	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,428,019
4,121,084	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	3,807,276
2,467,724	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	2,222,161
4,529,998	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	3,730,089
8,228,383	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	6,775,412
6,923,322	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45	% ß	07/25/2036	2,888,790
3,799,421	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.81	% ß	10/25/2036	1,992,633
8,840,777	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.86	% #	09/25/2036	8,596,529
15,247,009	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	2.68%		11/25/2046	14,110,850
11,752,981	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	2.70%		06/25/2046	9,808,339
1,120,451	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.72	% #	08/25/2036	1,083,058
13,265,272	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	11,630,645
13,571,899	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	11,899,488
6,290,604	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	6,108,797
8,529,807	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	8,283,284
7,439,644	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	7,417,057
369,905	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	26.19	% I/F	06/25/2037	584,907
9,247,627	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	9,481,780
15,259,593	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	3.78	% #	03/25/2037	15,182,160
15,797,100	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	3.32	% #	05/25/2037	14,459,228
14,060,365	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6-2A3	3.57	% #	06/25/2037	13,519,545
11,094,249	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	2.34%		01/25/2047	10,039,842
1,542,774	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,466,060
6,773,982	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	6,437,146
5,840,654	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	5,550,228
9,572,540	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	9,096,546
41,229,398	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	41,751,964
5,668,102	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.57%		06/25/2037	4,180,673
8,349,992	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.43	% I/F I/O	06/25/2037	1,121,582
526,925	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	495,108
12,945,773	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	12,769,631
5,143,439	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	5,073,456
10,358,231	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	9,826,399
69,875,653	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	69,121,918
6,240,917	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	4.43	% #	12/28/2037	6,217,005
10,351,432	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y-3A3	3.84	% #	11/25/2034	10,704,981
16,262,497	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	16,074,055
26,790	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4-A7 (-4 x 1 Month LIBOR USD + 23.89%, 23.89% Cap)	15.07	% I/F	04/25/2035	25,935
1,662,872	Wells Fargo Mortgage Backed Securities Trust, Series 2005-8-A1	5.50%		10/25/2035	1,716,296
1,080,822	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	4.48	% #	10/25/2035	1,093,097
2,993,883	Wells Fargo Mortgage Backed Securities Trust, Series 2006-12-A3	6.00%		10/25/2036	3,013,927
3,687,890	Wells Fargo Mortgage Backed Securities Trust, Series 2006-14-A1	6.00%		10/25/2036	3,663,595
4,789,783	Wells Fargo Mortgage Backed Securities Trust, Series 2006-15-A1	6.00%		11/25/2036	4,793,692
55,047	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-1A4 (-3 x 1 Month LIBOR USD + 19.39%, 19.39% Cap)	13.29	% I/F	03/25/2036	59,972
2,226,176	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	2,181,618
14,365,476	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A11	5.50%		03/25/2036	14,520,074
3,247,622	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A6	5.50%		03/25/2036	3,160,958
169,701	Wells Fargo Mortgage Backed Securities Trust, Series 2006-4-2A2	5.50%		04/25/2036	166,627
1,923,854	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.62%		05/25/2036	1,738,397
1,923,854	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A2 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.88	% I/F I/O	05/25/2036	221,172
1,848,924	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A1	0.00	% P/O	08/25/2036	1,256,098
1,848,924	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A2	6.00	% I/O	08/25/2036	390,358
6,750,303	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	4.70	% #	09/25/2036	6,811,372
3,312,055	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	4.61	% #	09/25/2036	3,324,233
3,912,440	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	4.21	% #	04/25/2036	3,667,482
1,134,918	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A18	6.00%		07/25/2037	1,134,285
1,942,382	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	1,900,928
1,111,899	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A14	6.00%		08/25/2037	1,107,310
2,219,235	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A36	6.00%		08/25/2037	2,210,077
1,577,141	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,570,632
21,162,864	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	20,976,986
12,269,649	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A1	6.00%		03/25/2037	12,179,940
710,083	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A18	5.75%		03/25/2037	700,664
1,599,294	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A9	6.00%		03/25/2037	1,587,600
327,880	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-3A2	5.25%		03/25/2037	336,095
1,315,250	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3-1A3	6.00%		04/25/2037	1,310,958
1,244,577	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A11	6.50%		04/25/2037	1,273,876
4,780,849	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A15	6.00%		04/25/2037	4,825,486
2,819,961	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A3	6.00%		04/25/2037	2,846,290
2,974,027	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A8	6.00%		04/25/2037	3,001,795
3,053,083	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A4	6.00%		05/25/2037	3,063,285
1,458,911	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A6	6.00%		05/25/2037	1,463,787
4,877,788	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	4,902,176
339,241	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	338,926
10,984,420	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	11,039,340
2,975,116	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	2,989,991
1,011,790	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.72%		06/25/2037	868,591
2,764,189	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	2,778,009
1,170,211	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.72%		06/25/2037	1,004,591
527,903	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	25.71	% I/F	06/25/2037	753,640
851,023	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A13 (1 Month LIBOR USD + 0.37%, 0.37% Floor, 7.00% Cap)	2.59%		07/25/2037	787,233
851,023	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A14 (-6 x 1 Month LIBOR USD + 39.78%, 39.78% Cap)	26.49	% I/F	07/25/2037	1,094,534
13,829,119	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A16	6.00%		07/25/2037	13,817,013
9,227,958	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A2	6.00%		07/25/2037	9,219,880
1,304,565	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A20	6.00%		07/25/2037	1,303,424
11,655,434	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A22	6.00%		07/25/2037	11,645,242
4,056,535	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A3	6.00%		07/25/2037	4,052,986
5,362,962	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-2A9	6.00%		07/25/2037	5,804,474
36,910,703	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	3.85	% #	12/28/2037	35,664,985
15,697,195	WinWater Mortgage Loan Trust, Series 2015-4-A5	3.50	% # ^	06/20/2045	15,717,300

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,980,092,468)					12,907,871,321

US Government and Agency Mortgage Backed Obligations - 47.1%
8,665,858	Federal Home Loan Mortgage Association, Series 4050-ND	2.50%		09/15/2041	8,167,690
52,048,840	Federal Home Loan Mortgage Association, Series 4510-HB	2.00%		03/15/2040	49,621,225
70,356,380	Federal Home Loan Mortgage Association, Series 4763-QA	3.00%		06/15/2043	68,627,470
72,164,663	Federal Home Loan Mortgage Association, Series 4766-JA	3.00%		07/15/2044	70,026,800
540,267,508	Federal Home Loan Mortgage Association, Series 4791-JT	3.00%		05/15/2048	515,938,398
32,071,560	Federal Home Loan Mortgage Association, Series 4791-LO	0.00	% P/O	05/15/2048	24,463,288
97,915,181	Federal Home Loan Mortgage Association, Series 4791-PO	0.00	% P/O	05/15/2048	74,916,472
117,735,616	Federal Home Loan Mortgage Association, Series 4792-A	3.00%		05/15/2048	112,123,854
49,019,058	Federal Home Loan Mortgage Association, Series 4795-AO	0.00	% P/O	05/15/2048	37,119,804
74,375,000	Federal Home Loan Mortgage Corporation	1.00%		10/11/2018	74,351,274
7,763,333	Federal Home Loan Mortgage Corporation, Pool C0-3490	4.50%		08/01/2040	8,104,083
47,618,597	Federal Home Loan Mortgage Corporation, Pool C9-1388	3.50%		02/01/2032	47,811,486
25,324,325	Federal Home Loan Mortgage Corporation, Pool C9-1403	3.50%		03/01/2032	25,426,722
24,362,114	Federal Home Loan Mortgage Corporation, Pool C9-1413	3.50%		12/01/2031	24,460,740
12,339,768	Federal Home Loan Mortgage Corporation, Pool C9-1417	3.50%		01/01/2032	12,389,698
51,499,984	Federal Home Loan Mortgage Corporation, Pool C9-1447	3.50%		05/01/2032	51,708,617
58,378,424	Federal Home Loan Mortgage Corporation, Pool C9-1594	3.00%		01/01/2033	57,532,040
17,304,104	Federal Home Loan Mortgage Corporation, Pool C9-1596	3.00%		02/01/2033	17,053,728
8,868,455	Federal Home Loan Mortgage Corporation, Pool D9-8901	3.50%		01/01/2032	8,904,375
23,378,588	Federal Home Loan Mortgage Corporation, Pool D9-8923	3.50%		01/01/2032	23,472,186
22,147,526	Federal Home Loan Mortgage Corporation, Pool D9-9724	3.00%		11/01/2032	21,826,434
18,998,978	Federal Home Loan Mortgage Corporation, Pool G0-1840	5.00%		07/01/2035	20,167,763
3,926,632	Federal Home Loan Mortgage Corporation, Pool G0-4817	5.00%		09/01/2038	4,169,777
19,462,718	Federal Home Loan Mortgage Corporation, Pool G0-7801	4.00%		10/01/2044	19,757,540
37,702,903	Federal Home Loan Mortgage Corporation, Pool G0-7862	4.00%		01/01/2044	38,281,486
41,996,538	Federal Home Loan Mortgage Corporation, Pool G0-7905	4.00%		01/01/2042	42,797,361
72,767,785	Federal Home Loan Mortgage Corporation, Pool G0-8534	3.00%		06/01/2043	70,233,440
23,580,810	Federal Home Loan Mortgage Corporation, Pool G0-8537	3.00%		07/01/2043	22,760,616
56,494,033	Federal Home Loan Mortgage Corporation, Pool G0-8614	3.00%		11/01/2044	54,442,771
65,623,128	Federal Home Loan Mortgage Corporation, Pool G0-8619	3.00%		12/01/2044	63,201,362
88,677,997	Federal Home Loan Mortgage Corporation, Pool G0-8622	3.00%		01/01/2045	85,379,029
169,852,862	Federal Home Loan Mortgage Corporation, Pool G0-8626	3.00%		02/01/2045	163,483,592
92,750,274	Federal Home Loan Mortgage Corporation, Pool G0-8631	3.00%		03/01/2045	89,217,180
236,970,583	Federal Home Loan Mortgage Corporation, Pool G0-8635	3.00%		04/01/2045	227,879,441
69,976,137	Federal Home Loan Mortgage Corporation, Pool G0-8640	3.00%		05/01/2045	67,272,559
362,510,295	Federal Home Loan Mortgage Corporation, Pool G0-8648	3.00%		06/01/2045	348,406,045
70,368,189	Federal Home Loan Mortgage Corporation, Pool G0-8653	3.00%		07/01/2045	67,592,108
39,156,712	Federal Home Loan Mortgage Corporation, Pool G0-8658	3.00%		08/01/2045	37,601,292
46,685,488	Federal Home Loan Mortgage Corporation, Pool G0-8670	3.00%		10/01/2045	44,805,622
552,042,660	Federal Home Loan Mortgage Corporation, Pool G0-8675	3.00%		11/01/2045	529,663,988
232,528,989	Federal Home Loan Mortgage Corporation, Pool G0-8680	3.00%		12/01/2045	222,976,465
94,115,797	Federal Home Loan Mortgage Corporation, Pool G0-8686	3.00%		01/01/2046	90,249,723
218,428,314	Federal Home Loan Mortgage Corporation, Pool G0-8692	3.00%		02/01/2046	209,396,242
72,926,369	Federal Home Loan Mortgage Corporation, Pool G0-8705	3.00%		05/01/2046	69,910,811
7,309,889	Federal Home Loan Mortgage Corporation, Pool G0-8741	3.00%		01/01/2047	7,001,244
64,200,130	Federal Home Loan Mortgage Corporation, Pool G6-0251	3.50%		10/01/2045	63,280,464
211,036,254	Federal Home Loan Mortgage Corporation, Pool G6-0393	3.50%		01/01/2046	208,429,416
35,152,867	Federal Home Loan Mortgage Corporation, Pool J2-2834	2.50%		03/01/2028	34,171,048
62,627,476	Federal Home Loan Mortgage Corporation, Pool Q1-3637	3.00%		11/01/2042	60,501,085
64,119,453	Federal Home Loan Mortgage Corporation, Pool Q1-3638	3.00%		11/01/2042	61,938,244
104,096,162	Federal Home Loan Mortgage Corporation, Pool Q1-6672	3.00%		03/01/2043	100,500,388
6,508,403	Federal Home Loan Mortgage Corporation, Pool Q2-3595	4.00%		12/01/2043	6,626,932
8,133,966	Federal Home Loan Mortgage Corporation, Pool Q2-4052	4.00%		01/01/2044	8,282,103
6,966,776	Federal Home Loan Mortgage Corporation, Pool Q2-4172	4.00%		01/01/2044	7,093,632
6,232,968	Federal Home Loan Mortgage Corporation, Pool Q2-4979	4.00%		02/01/2044	6,346,477
48,782,312	Federal Home Loan Mortgage Corporation, Pool Q3-1596	3.50%		02/01/2045	48,149,561
17,280,332	Federal Home Loan Mortgage Corporation, Pool Q3-2861	3.50%		04/01/2045	17,056,173
46,625,901	Federal Home Loan Mortgage Corporation, Pool Q3-2921	3.50%		04/01/2045	46,021,060
29,577,074	Federal Home Loan Mortgage Corporation, Pool Q3-9502	3.50%		03/01/2046	29,195,222
92,724,215	Federal Home Loan Mortgage Corporation, Pool Q4-4073	3.00%		09/01/2046	88,889,726
6,941,598	Federal Home Loan Mortgage Corporation, Pool T6-0392	4.00%		10/01/2041	6,954,891
6,432,754	Federal Home Loan Mortgage Corporation, Pool T6-0681	4.00%		05/01/2042	6,445,074
20,966,109	Federal Home Loan Mortgage Corporation, Pool T6-0782	3.50%		07/01/2042	20,509,192
33,988,360	Federal Home Loan Mortgage Corporation, Pool T6-0853	3.50%		09/01/2042	33,250,887
27,720,928	Federal Home Loan Mortgage Corporation, Pool T6-0854	3.50%		09/01/2042	27,119,414
3,051,447	Federal Home Loan Mortgage Corporation, Pool T6-5110	3.50%		10/01/2042	2,984,818
4,072,691	Federal Home Loan Mortgage Corporation, Pool T6-9016	5.00%		06/01/2041	4,211,252
27,264,062	Federal Home Loan Mortgage Corporation, Pool T6-9050	3.50%		05/01/2046	26,669,554
605,153	Federal Home Loan Mortgage Corporation, Pool U6-0299	4.00%		11/01/2040	617,463
144,220,441	Federal Home Loan Mortgage Corporation, Pool V8-1821	3.00%		08/01/2045	138,570,096
39,942,341	Federal Home Loan Mortgage Corporation, Pool V8-2117	3.00%		12/01/2045	38,312,315
44,244,838	Federal Home Loan Mortgage Corporation, Pool V8-2209	3.50%		02/01/2046	43,673,613
15,100,648	Federal Home Loan Mortgage Corporation, Pool V8-2248	3.50%		03/01/2046	14,900,856
63,150,264	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	60,162,019
42,213,435	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	40,153,377
1,326,153	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	1,395,784
836,878	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	883,347
42,711,675	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	41,443,624
415,003	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	418,584
82,872,480	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	80,269,797
34,665,540	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	33,726,319
3,022,474	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	3,196,103
105,231,153	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	102,015,386
10,705,684	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	4.31	% I/F I/O	06/15/2040	1,025,337
7,520,512	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	8,060,473
24,552,015	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	23,742,456
4,733,763	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	5,026,431
10,993,353	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	11,636,990
7,606,015	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	8,044,842
13,156,366	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	13,935,965
1,088,362	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.49	% I/F I/O	03/15/2035	88,731
4,754,031	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.34	% I/F I/O	07/15/2035	616,929
3,119,031	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.94	% I/F I/O	09/15/2035	322,319
942,865	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.57	% I/F I/O	10/15/2035	139,376
7,600,983	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	8,265,653
1,406,075	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	1,438,755
3,930,397	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	4,125,506
910,916	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	970,649
2,520,593	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	2,667,886
4,196,738	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.34	% I/F I/O	08/15/2036	575,742
5,688,633	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	5,992,507
9,013,678	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	9,495,169
4,944,919	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	4.27	% I/F I/O	01/15/2037	698,811
19,589,580	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	18,982,828
5,971,878	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.92	% I/F I/O	02/15/2037	717,433
1,781,023	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	1,790,870
4,376,966	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.49	% I/F I/O	06/15/2037	418,834
952,349	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	1,028,624
10,741,230	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.89	% I/F I/O	08/15/2037	1,333,978
456,808	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	476,334
1,327,619	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	1,405,072
2,796,056	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.02	% I/F I/O	02/15/2038	267,234
3,049,726	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.49	% I/F I/O	03/15/2038	249,526
500,797	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.49	% I/F I/O	03/15/2038	36,374
594,548	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	3.87	% I/F I/O	02/15/2037	47,370
636,863	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	3.90	% I/F I/O	06/15/2038	56,821
528,732	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	3.91	% I/F I/O	07/15/2038	40,794
4,993,857	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.69	% I/F I/O	08/15/2038	525,649
5,377,747	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.39	% I/F I/O	02/15/2038	575,411
1,830,672	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.69	% #	06/15/2038	1,802,713
119,698	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50%		05/15/2039	120,680
6,783,733	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.59	% I/F I/O	06/15/2039	866,143
913,250	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.99	% I/F I/O	06/15/2039	94,563
379,909	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.64	% I/F I/O	07/15/2039	31,717
7,607,412	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	5.04	% I/F I/O	08/15/2035	1,221,243
1,545,069	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84	% I/F I/O	10/15/2049	189,541
40,835,238	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	39,165,450
2,273,610	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	2,347,049
17,226,719	Federal Home Loan Mortgage Corporation, Series 3606-CS (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.19	% I/F I/O	12/15/2039	2,697,758
4,702,950	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.19	% I/F I/O	03/15/2032	464,241
6,381,246	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	6,663,977
9,113,440	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	9,683,600
8,772,902	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	9,112,556
20,357,272	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	21,395,192
1,613,225	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.29	% I/F I/O	05/15/2040	165,584
8,222,623	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.89	% I/F I/O	08/15/2032	896,637
1,791,233	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00	% I/O	12/15/2036	570,873
3,708,526	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	14.48	% I/F	08/15/2040	4,148,156
5,215,301	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	5,589,642
55,406,128	Federal Home Loan Mortgage Corporation, Series 3725-CS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84	% I/F I/O	05/15/2040	5,311,797
16,894,924	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.89	% I/F I/O	09/15/2040	1,861,268
44,381,389	Federal Home Loan Mortgage Corporation, Series 3738-BP	4.00%		12/15/2038	44,912,706
2,464,710	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	5.68	% I/F	10/15/2040	2,362,713
17,137,642	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	5.79	% I/F	11/15/2040	14,518,678
17,665,288	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%		12/15/2040	18,539,073
6,457,099	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	6,653,171
17,432,998	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	17,669,877
27,532,605	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50	% >	12/15/2040	28,539,789
18,810,892	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	19,303,385
3,500,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,500,040
15,000,000	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	15,406,765
8,689,698	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.18	% I/F	01/15/2041	7,969,680
11,731,674	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	11,646,251
4,982,760	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	5,060,889
13,581,951	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00	% >	01/15/2041	13,894,715
419,735	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	5.28	% I/F	12/15/2040	405,158
21,834,999	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50	% >	02/15/2041	22,626,693
7,533,655	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	7,393,748
44,155,235	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	46,985,201
18,000,000	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	17,826,388
15,267,618	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	15,209,555
6,494,491	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	6,786,763
10,107,641	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	10,637,184
35,500,000	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	35,923,004
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	6.72	% I/F	02/15/2041	3,376,124
14,026,229	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	14,398,065
7,239,128	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00	% >	04/15/2041	8,035,031
31,295,069	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	32,738,698
10,229,000	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	10,425,624
46,666,441	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	51,062,112
14,338,260	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	14,146,028
11,063,991	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	11,450,272
6,767,658	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	6,949,689
27,976,210	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	27,821,375
26,546,899	Federal Home Loan Mortgage Corporation, Series 3888-ZG	4.00%		07/15/2041	27,012,847
22,075,878	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50	% >	06/15/2041	23,307,439
6,124,493	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.81	% I/F I/O	07/15/2041	595,208
33,920,138	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	34,794,803
25,631,002	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00	% >	08/15/2041	27,489,462
6,386,003	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	6,703,223
10,995,647	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	11,233,402
31,892,613	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00	% >	09/15/2041	32,450,237
3,025,928	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	3,055,188
10,244,326	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	10,010,576
2,973,918	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	8.22	% I/F	10/15/2041	3,238,474
6,217,511	Federal Home Loan Mortgage Corporation, Series 3957-DZ	3.50%		11/15/2041	6,049,145
10,000,000	Federal Home Loan Mortgage Corporation, Series 3964-VM	4.00%		11/15/2034	10,178,186
29,704,326	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	29,509,320
12,623,736	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50	% >	01/15/2042	12,682,613
63,426,698	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%		01/15/2042	61,246,279
15,678,521	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	15,663,347
54,629,010	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00	% >	02/15/2042	55,616,189
30,974,556	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00	% >	03/15/2042	31,393,273
13,239,074	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	12,582,358
77,009,504	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00	% >	06/15/2042	78,017,374
76,728,074	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00	% >	07/15/2042	77,644,330
6,264,494	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	6,001,830
42,605,732	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50%		08/15/2042	40,602,423
97,063,000	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	97,276,859
3,657,787	Federal Home Loan Mortgage Corporation, Series 4109-KD	3.00%		05/15/2032	3,635,875
4,836,219	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,540,983
45,208,214	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	43,892,035
30,074,166	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00	% >	02/15/2033	28,025,631
6,333,074	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00	% >	02/15/2043	5,704,284
43,697,045	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50	% >	03/15/2043	42,208,877
109,990,161	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00	% >	01/15/2041	110,673,794
31,819,585	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00	% >	03/15/2043	28,275,510
17,076,973	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	15,407,455
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	12,041,444
160,468,926	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.88	% I/F	06/15/2043	129,657,079
7,735,326	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	7,570,092
71,299,663	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	2.89	% I/F	07/15/2043	57,021,506
24,583,003	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00	% >	07/15/2043	24,789,171
29,822,518	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00	% >	06/15/2043	27,340,339
30,728,754	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00	% >	07/15/2043	31,118,954
21,061,534	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	3.07	% I/F	09/15/2043	17,826,564
22,172,481	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00	% >	09/15/2033	20,289,998
22,722,208	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00	% >	10/15/2040	22,901,200
56,519,087	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	55,950,804
18,959,516	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00	% >	05/15/2044	19,202,247
25,608,243	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	25,199,279
40,657,655	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	40,081,560
15,256,975	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00	% >	08/15/2044	13,419,059
48,505,614	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00%		08/15/2044	42,683,917
58,490,517	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	51,764,593
4,991,080	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	4,894,156
20,358,182	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	19,825,770
26,513,974	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00	% >	09/15/2044	23,397,442
1,544,244	Federal Home Loan Mortgage Corporation, Series 4386-US (-2 x 1 Month LIBOR USD + 8.14%, 8.14% Cap)	4.46	% I/F	09/15/2044	1,286,208
174,658,749	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	172,038,274
134,377,499	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00	% >	09/15/2044	118,203,675
45,792,019	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	44,888,158
60,297,996	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	57,604,310
935,845	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	934,564
80,706,084	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	79,969,012
51,959,589	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	51,313,575
32,017,043	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.44	% I/F I/O	07/15/2044	4,127,279
43,640,929	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	42,960,296
25,606,854	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00	% >	02/15/2045	22,374,071
10,478,133	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	10,213,103
9,574,737	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00	% >	02/15/2045	8,350,627
48,257,376	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	47,507,099
27,833,537	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00	% >	02/15/2045	24,100,915
46,427,410	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	45,414,081
26,450,139	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00	% >	08/15/2043	26,795,128
8,329,238	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00	% >	03/15/2045	7,323,030
7,243,393	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00	% >	03/15/2045	6,287,098
8,543,320	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00	% >	04/15/2045	7,481,690
49,850,801	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00	% >	04/15/2045	44,115,810
27,694,890	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00	% >	04/15/2045	24,343,066
147,878,078	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	142,328,273
128,588,191	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	125,092,456
117,279,262	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	113,159,804
52,676,009	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	50,991,989
204,262,948	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	196,703,340
96,877,504	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	92,843,680
16,534,160	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00	% >	06/15/2045	14,790,605
8,936,228	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50	% >	07/15/2045	8,357,027
35,493,130	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	33,309,720
29,970,299	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	29,082,884
50,054,070	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	48,453,201
28,715,268	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	28,266,641
23,788,614	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	23,261,893
141,084,331	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	136,921,962
61,740,496	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	59,221,823
133,310,467	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	127,822,875
123,075,752	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	116,926,764
195,074,360	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	188,195,726
62,607,350	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	58,988,758
136,805,253	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	132,391,026
75,059,225	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	72,332,219
72,758,083	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	70,353,058
61,015,651	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	59,378,302
47,971,812	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	46,720,659
64,114,488	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	61,447,011
96,954,795	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	94,415,946
52,478,014	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	50,109,723
49,612,611	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00	% P/O	06/15/2048	36,581,883
65,335,940	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	69,879,245
225,846,882	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Z4-0117	3.00%		04/01/2045	217,774,893
6,583,000	Federal Home Loan Mortgage Corporation Pass-Thru, Series K054-A2	2.75%		01/25/2026	6,315,881
32,476,937	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	31,356,562
75,882,910	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	72,530,144
10,677,261	Federal National Mortgage Association, Pool AS7610	2.50%		07/01/2046	9,814,686
167,753,082	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	160,337,070
95,624,315	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	92,448,871
64,201,838	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	62,067,325
90,116,956	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	86,367,672
20,116,647	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	19,888,973
25,085,225	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	24,035,931
124,960,897	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	122,320,375
111,506,474	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	106,577,717
39,596,067	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	37,847,213
118,887,374	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	113,633,619
11,009,301	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	10,523,407
42,994,863	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	41,200,853
830,934	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	875,906
1,267,433	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	1,367,008
17,080,457	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	18,776,126
3,265,730	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	3,449,676
1,562,648	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	1,648,203
13,385,834	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	14,134,330
12,489,296	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	13,435,630
3,465,468	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	03/25/2034	290,149
3,093,417	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	5.48	% I/F I/O	07/25/2034	497,219
5,000,000	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	5,363,729
614,644	Federal National Mortgage Association, Series 2004-W4-A5	5.50%		06/25/2034	621,916
242,286	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	248,070
705,858	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	722,729
7,268,190	Federal National Mortgage Association, Series 2005-87-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.83	% I/F I/O	10/25/2035	895,866
5,910,878	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.48	% I/F I/O	10/25/2035	819,112
4,938,440	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.36	% I/F I/O	10/25/2036	739,211
2,010,355	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	4.10	% I/F I/O	01/25/2037	284,527
1,218,207	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	1,289,009
8,203,472	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.53	% I/F I/O	07/25/2036	952,727
1,022,514	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.38	% I/F I/O	10/25/2036	103,374
12,335,526	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	13,095,010
1,256,254	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03	% I/F I/O	05/25/2037	136,099
7,333,112	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	4.59	% I/F I/O	03/25/2037	1,017,062
3,727,600	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	4.22	% I/F I/O	04/25/2037	547,327
592,072	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	3.89	% I/F I/O	04/25/2037	58,201
3,824,883	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88	% I/F I/O	04/25/2037	465,184
3,242,169	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.40	% I/F I/O	10/25/2036	406,521
4,221,755	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	4,569,749
2,297,783	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	2,410,665
3,978,381	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	3.65	% I/F I/O	08/25/2037	515,064
1,019,797	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.43	% I/F I/O	03/25/2037	103,327
625,970	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	662,317
4,660,657	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	4,826,897
9,043,080	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	9,590,859
982,190	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	06/25/2037	87,499
1,116,294	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.93	% I/F I/O	07/25/2038	104,702
1,216,718	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	02/25/2037	126,912
1,356,573	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03	% I/F I/O	02/25/2038	156,567
1,290,804	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	07/25/2038	108,071
909,968	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	07/25/2038	71,430
2,239,797	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	08/25/2038	221,138
1,684,474	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	1,752,516
7,790,716	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	8,112,732
1,209,240	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03	% I/F I/O	01/25/2040	122,775
655,181	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	689,692
2,891,651	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	06/25/2039	256,287
1,492,223	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	06/25/2039	137,728
1,035,738	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88	% I/F I/O	07/25/2039	94,137
666,842	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.73	% I/F I/O	07/25/2039	59,655
6,029,744	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.53	% I/F I/O	07/25/2039	760,488
761,058	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	776,624
2,042,798	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	2,124,235
1,218,950	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.58	% I/F I/O	09/25/2039	102,102
5,317,816	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	5,488,106
3,172,520	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	3,230,913
13,616,302	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	5.01	% I/F I/O	01/25/2036	2,108,254
17,155,278	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.53	% I/F I/O	10/25/2039	3,017,603
1,755,643	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.50	% I/F I/O	04/25/2037	152,041
1,375,497	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	1,410,351
17,056,805	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	2.26	% I/F I/O	09/25/2040	1,436,384
8,798,506	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	9,042,665
22,962,509	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	23,448,724
5,059,568	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.13	% I/F I/O	02/25/2040	706,146
2,303,150	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	2,308,730
1,354,840	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.73	% I/F I/O	10/25/2050	147,032
4,459,795	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	4,563,105
1,141,312	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.28	% I/F I/O	10/25/2040	67,433
3,504,775	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	3,605,763
27,823,549	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.28	% I/F I/O	10/25/2040	1,755,730
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	31.86	% I/F	11/25/2040	643,443
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	8.69	% I/F	11/25/2040	223,302
7,016,821	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	6,963,983
3,721,235	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	3,791,954
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	8.69	% I/F	12/25/2040	95,454
13,440,047	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	13,251,409
12,788,875	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.43	% I/F I/O	01/25/2026	1,092,387
30,637,259	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	30,378,666
10,775,705	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.23	% I/F I/O	03/25/2040	1,293,546
3,553,046	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	3,749,565
1,581,024	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.73	% I/F I/O	03/25/2040	93,546
612,896	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.23	% I/F I/O	12/25/2049	43,306
2,263,910	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03	% I/F I/O	02/25/2050	231,294
1,949,005	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	04/25/2040	108,976
6,207,405	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	6,204,408
4,646,481	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	2.71	% I/F I/O	04/25/2040	362,871
760,098	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.23	% I/F I/O	04/25/2040	65,679
965,056	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.23	% I/F I/O	04/25/2040	71,021
1,456,422	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.73	% I/F I/O	05/25/2040	116,808
10,802,181	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	10,941,148
2,812,963	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	4.01	% I/F I/O	02/25/2040	334,584
1,018,761	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	6.77	% I/F	06/25/2040	1,011,861
7,617,231	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.55	% I/F I/O	06/25/2040	912,859
6,958,681	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.23	% I/F I/O	03/25/2039	355,398
7,732,068	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	01/25/2040	554,806
991,578	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	1,019,320
704,132	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	729,561
8,446,270	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	8,894,179
30,648,769	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	31,274,932
7,114,391	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	7,091,828
24,833,606	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	25,691,965
3,793,792	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	3,903,320
7,587,568	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	7,806,623
9,647,172	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	9,910,256
670,627	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.63	% I/F I/O	08/25/2040	77,174
2,052,191	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	2,091,054
8,668,587	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	14.48	% I/F	09/25/2040	11,521,150
1,785,538	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	3.08	% I/F I/O	02/25/2040	148,907
36,512,510	Federal National Mortgage Association, Series 2011-106-LZ	3.50	% >	10/25/2041	35,540,090
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	5.89	% I/F	11/25/2041	533,718
8,113,782	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	8,046,178
9,391,678	Federal National Mortgage Association, Series 2011-111-EZ	5.00	% >	11/25/2041	10,086,916
5,641,409	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	5,520,427
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	31,649,190
29,500,000	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	29,582,441
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	38,294,382
1,194,683	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	4.25	% I/F I/O	03/25/2041	106,002
10,474,372	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	10,414,540
4,744,126	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	4.79	% I/F	04/25/2041	4,419,822
56,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	55,027,683
13,566,031	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	13,764,541
36,825,028	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	36,905,299
6,525,290	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	6,692,964
14,451,806	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	14,945,390
8,953,459	Federal National Mortgage Association, Series 2011-38-BZ	4.00	% >	05/25/2041	9,081,154
8,748,233	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	8,689,551
18,241,194	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	18,767,310
4,220,293	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	4,328,798
9,216,949	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	9,534,239
20,135,586	Federal National Mortgage Association, Series 2011-45-ZA	4.00%		05/25/2031	20,195,231
13,388,586	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	14,125,603
2,811,100	Federal National Mortgage Association, Series 2011-48-SC (-2 x 1 Month LIBOR USD + 9.20%, 9.20% Cap)	4.77	% I/F	06/25/2041	2,630,171
12,139,486	Federal National Mortgage Association, Series 2011-58-SA (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.33	% I/F I/O	07/25/2041	1,804,839
1,721,374	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,771,828
13,969,748	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	13,964,514
18,319,838	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	18,533,026
8,620,965	Federal National Mortgage Association, Series 2011-74-KL	5.00%		06/25/2040	8,873,682
26,822,412	Federal National Mortgage Association, Series 2011-77-Z	3.50	% >	08/25/2041	28,096,809
27,389,045	Federal National Mortgage Association, Series 2011-99-CZ	4.50	% >	10/25/2041	28,898,009
96,640,227	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	102,900,929
12,741,751	Federal National Mortgage Association, Series 2012-104-Z	3.50	% >	09/25/2042	12,136,716
10,141,438	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	9,932,641
38,588,647	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	38,507,290
13,958,774	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	13,619,099
72,027,312	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	69,022,196
63,356,139	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	60,334,907
69,304,324	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	65,453,304
37,381,588	Federal National Mortgage Association, Series 2012-144-PT	4.29	% #	11/25/2049	38,920,711
11,055,871	Federal National Mortgage Association, Series 2012-14-BZ	4.00	% >	03/25/2042	11,219,442
25,266,992	Federal National Mortgage Association, Series 2012-15-PZ	4.00	% >	03/25/2042	25,685,790
18,880,535	Federal National Mortgage Association, Series 2012-20-ZT	3.50	% >	03/25/2042	18,289,136
58,336,625	Federal National Mortgage Association, Series 2012-30-DZ	4.00	% >	04/25/2042	58,921,228
47,965,670	Federal National Mortgage Association, Series 2012-31-Z	4.00	% >	04/25/2042	49,040,868
8,736,945	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	8,393,155
34,461,086	Federal National Mortgage Association, Series 2012-74-Z	4.00	% >	07/25/2042	34,348,095
7,986,973	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	7,281,926
25,068,141	Federal National Mortgage Association, Series 2012-86-ZC	3.50	% >	08/25/2042	23,871,972
34,926,488	Federal National Mortgage Association, Series 2012-96-VZ	3.50	% >	09/25/2042	33,477,856
29,541,789	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	30,458,187
53,586,429	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	51,163,664
25,874,460	Federal National Mortgage Association, Series 2013-130-ZE	3.00	% >	01/25/2044	23,275,231
23,248,044	Federal National Mortgage Association, Series 2013-133-ZT	3.00	% >	01/25/2039	20,640,327
12,381,078	Federal National Mortgage Association, Series 2013-36-Z	3.00	% >	04/25/2043	11,139,807
20,337,062	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	18,524,406
19,292,416	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.74	% I/F	04/25/2043	15,398,620
4,723,714	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	4,463,425
7,059,931	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.68	% I/F	06/25/2043	5,184,176
116,691,367	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	105,320,050
25,849,258	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.83	% I/F I/O	12/25/2042	3,731,343
26,618,812	Federal National Mortgage Association, Series 2013-8-Z	3.00	% >	02/25/2043	24,208,367
23,474,517	Federal National Mortgage Association, Series 2014-12-GZ	3.50	% >	03/25/2044	22,556,121
25,175,568	Federal National Mortgage Association, Series 2014-21-GZ	3.00	% >	04/25/2044	22,319,651
29,675,329	Federal National Mortgage Association, Series 2014-37-ZY	2.50	% >	07/25/2044	24,592,815
47,703,774	Federal National Mortgage Association, Series 2014-39-ZA	3.00%		07/25/2044	43,169,411
12,679,223	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	11,532,599
46,715,569	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	46,084,600
2,671,145	Federal National Mortgage Association, Series 2014-56-AD	3.00%		01/25/2040	2,621,462
57,174,694	Federal National Mortgage Association, Series 2014-60-EZ	3.00%		10/25/2044	51,081,284
40,358,813	Federal National Mortgage Association, Series 2014-61-ZV	3.00	% >	10/25/2044	35,704,191
34,034,597	Federal National Mortgage Association, Series 2014-64-NZ	3.00%		10/25/2044	29,886,385
98,007,415	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	96,188,848
11,984,204	Federal National Mortgage Association, Series 2014-67-DZ	3.00	% >	10/25/2044	10,573,297
91,776,517	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	89,655,057
38,311,583	Federal National Mortgage Association, Series 2014-68-MZ	3.00%		11/25/2044	33,650,611
26,966,602	Federal National Mortgage Association, Series 2014-6-Z	2.50	% >	02/25/2044	22,184,690
38,939,237	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	38,205,867
21,627,291	Federal National Mortgage Association, Series 2014-77-VZ	3.00	% >	11/25/2044	19,035,785
22,869,269	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	22,324,578
27,775,119	Federal National Mortgage Association, Series 2014-84-KZ	3.00	% >	12/25/2044	24,492,111
104,940,801	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	102,399,586
193,816,414	Federal National Mortgage Association, Series 2014-M11-1A	3.22	% #	08/25/2024	193,233,317
35,269,999	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	35,017,343
93,722,696	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	92,280,154
18,755,050	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	18,211,360
58,689,897	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	57,008,959
13,406,176	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	13,175,100
56,820,536	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	55,309,768
161,708,678	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	164,327,000
20,241,268	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	19,666,549
67,385,573	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	66,215,713
45,266,301	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	43,438,217
103,764,023	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	100,638,018
22,399,621	Federal National Mortgage Association, Series 2016-71-ZQ	3.00%		10/25/2046	18,885,481
111,035,738	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	106,972,252
86,749,127	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	84,175,774
42,445,037	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	41,665,470
110,060,802	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	107,132,502
58,338,341	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	56,506,721
57,478,291	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	56,119,591
20,149,286	Federal National Mortgage Association, Series 2017-26-DA	3.00%		06/25/2043	19,783,986
28,886,588	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	28,259,695
18,958,568	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	18,668,882
20,165,128	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	19,580,296
29,651,485	Federal National Mortgage Association, Series 2017-61-TA	3.00%		02/25/2043	28,720,859
101,334,340	Federal National Mortgage Association, Series 2018-21-PO	0.00	% P/O	04/25/2048	78,194,582
14,161,387	Federal National Mortgage Association, Series 2018-23-CG	2.75%		12/25/2043	13,677,945
253,640,933	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	241,960,819
125,140,670	Federal National Mortgage Association, Series 2018-27-AO	0.00	% P/O	05/25/2048	94,748,494
32,309,621	Federal National Mortgage Association, Series 2018-33-C	3.00%		05/25/2048	30,779,256
75,143,175	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	72,049,523
223,224,455	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	215,113,929
79,772,251	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	76,636,228
249,506,150	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	239,831,374
55,032,479	Federal National Mortgage Association, Series 2018-64-A	3.00%		09/25/2048	52,237,082
9,415,144	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.23	% I/F I/O	11/25/2039	1,076,792
99,394,401	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	96,191,071
9,491,759	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	10,082,363
7,196,456	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	7,644,390
11,758,113	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	12,490,703
8,279,788	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	8,795,417
3,237,125	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	3,438,719
2,677,224	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	2,844,848
6,582,476	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	6,995,171
1,148	Federal National Mortgage Association Pass-Thru, Pool 745571	4.00%		01/01/2019	1,172
273,744	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	289,821
1,460,774	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,551,874
13,111,338	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	13,366,544
15,560,509	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	15,035,790
762,473	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	800,538
210,194	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	222,334
1,680,358	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,872,418
1,531,311	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,680,732
12,786,284	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	13,582,778
21,480,491	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	22,815,938
18,993,124	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	19,336,979
228,910	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	232,871
1,756,091	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	1,782,662
10,360,166	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	10,281,763
4,439,374	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	4,469,981
6,569,091	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	6,614,365
34,342,789	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	34,485,983
32,243,192	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	32,377,639
5,827,791	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	5,852,089
11,864,874	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	11,914,335
20,355,882	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	20,440,746
8,548,922	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	8,607,867
29,889,418	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	29,390,997
8,635,991	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	8,335,645
13,087,984	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	12,869,716
37,823,050	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	37,193,293
19,226,667	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	18,906,128
114,534,130	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	110,671,911
81,284,289	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	78,524,294
63,003,843	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	61,955,177
29,887,998	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	28,843,961
37,424,619	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	36,116,226
15,922,135	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	15,657,219
23,319,075	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	22,930,159
28,361,390	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	27,395,906
13,797,652	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	13,567,515
24,072,201	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	23,252,919
21,903,487	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	21,538,267
65,075,043	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	63,989,521
12,463,663	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	12,255,770
891,104	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	923,282
1,058,019	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	1,126,358
793,130	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	843,967
9,100,658	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	9,263,037
1,032,520	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	1,050,643
8,474,389	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	8,531,945
1,961,680	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,997,195
7,726,316	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	7,896,111
504,731	Federal National Mortgage Association Pass-Thru, Pool AI8889	4.00%		08/01/2041	508,207
4,842,573	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	4,875,951
1,395,886	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	1,405,503
2,335,440	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	2,351,513
5,451,952	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	5,489,533
4,680,507	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	4,712,772
1,872,526	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,885,438
24,052,006	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	24,217,026
5,963,499	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	6,004,019
1,214,612	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,222,987
30,448,227	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	30,990,889
17,155,093	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	16,790,604
2,928,053	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	2,948,243
33,096,459	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	33,232,949
8,112,655	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	8,168,531
6,042,147	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	6,083,125
6,472,300	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	6,516,900
7,728,222	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	7,781,158
1,096,928	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	1,116,221
121,644,088	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	117,398,693
63,436,821	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	61,214,960
3,685,214	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	3,823,888
10,298,686	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	10,498,820
23,485,377	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	22,783,248
30,470,673	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	28,703,980
83,847,004	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	85,395,163
61,419,656	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	59,305,050
30,203,377	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	31,350,195
72,249,335	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	75,221,363
58,128,133	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	57,471,100
28,492,133	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	28,687,568
68,163,953	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	66,716,543
63,052,324	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	61,712,654
16,908,858	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	16,336,696
19,633,693	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	18,960,154
26,071,594	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	27,064,596
27,681,047	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	28,726,649
23,642,892	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	24,541,305
11,220,194	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	11,641,320
10,456,054	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	10,854,192
35,890,898	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	35,291,959
16,836,574	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	16,555,600
35,277,047	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	34,688,329
151,929,709	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	146,458,159
46,178,716	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	44,433,312
28,255,329	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	27,783,778
43,843,594	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	43,111,883
30,101,106	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	29,760,878
33,657,011	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	33,095,289
290,156,727	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	279,107,722
119,195,658	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	114,656,770
42,623,121	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	41,911,738
40,270,809	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	39,598,701
53,109,566	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	52,223,160
26,762,980	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	26,316,319
28,117,909	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	27,648,636
56,908,063	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	54,260,220
72,311,195	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	69,557,491
24,587,244	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	23,446,620
12,382,289	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	11,806,118
12,450,463	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	11,871,133
20,645,834	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	20,408,186
2,505,688	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	2,593,866
9,185,004	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	9,516,587
1,948,253	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	2,018,591
134,949	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	138,640
224,241	Federal National Mortgage Association Pass-Thru, Pool MA0459	4.00%		07/01/2020	228,994
334,845	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	344,002
735,198	Federal National Mortgage Association Pass-Thru, Pool MA0502	4.00%		08/01/2020	750,781
371,335	Federal National Mortgage Association Pass-Thru, Pool MA0517	4.00%		09/01/2020	379,206
2,866,902	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	2,918,794
2,343,817	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%		10/01/2020	2,393,497
2,954,874	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%		11/01/2020	3,017,507
626,604	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	637,942
15,455,161	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	15,734,940
5,857,684	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	5,897,644
118,061,315	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	117,168,994
50,183,061	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	50,391,818
60,982,745	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	61,236,046
29,838,107	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	29,962,261
9,190,996	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	8,996,528
40,815,658	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	40,985,402
5,926,302	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	5,801,117
87,118,416	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	87,481,578
13,606,460	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	13,317,934
11,130,940	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	11,207,307
52,634,882	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	52,854,128
125,656,760	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	122,995,419
148,186,334	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	145,044,229
35,195,109	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	35,341,754
39,310,533	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	38,479,541
6,918,069	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	6,946,836
85,685,726	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	83,865,053
44,810,165	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	44,062,904
5,419,889	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	5,305,420
24,489,374	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	24,080,950
95,755,625	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	94,159,217
59,023,782	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	58,039,334
102,401,581	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	100,693,457
13,067,783	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	12,849,791
75,163,887	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	75,477,414
29,205,464	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	28,586,305
23,514,882	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	23,017,423
44,148,103	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	44,195,873
93,621,772	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	91,643,781
97,361,108	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	92,835,642
97,683,418	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	93,147,552
127,258,487	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	124,569,003
8,213,325	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	8,362,100
4,652,857	Government National Mortgage Association, Pool MA2511M	3.50%		01/20/2045	4,582,733
13,476,138	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.93	% I/F I/O	08/20/2033	1,999,864
5,620,797	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	6,022,609
2,869,704	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	3,084,296
592,387	Government National Mortgage Association, Series 2004-80-PH	5.00%		07/20/2034	599,011
5,910,436	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.91	% I/F I/O	10/20/2034	718,948
1,547,526	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	1,633,939
16,382,548	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	17,190,653
906,564	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	24.09	% I/F	05/20/2036	1,444,656
7,387,755	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	2.52	% I/F I/O	04/20/2037	370,953
4,931,835	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.34	% I/F I/O	01/16/2038	753,950
8,554,698	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	5.53	% I/F I/O	05/16/2038	1,793,104
3,520,436	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	4.17	% I/F I/O	05/20/2038	378,033
3,982,613	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.08	% I/F I/O	06/20/2038	542,564
2,725,553	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.09	% I/F I/O	06/16/2038	336,949
1,355,222	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.88	% I/F I/O	09/20/2038	145,975
2,844,535	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.40	% I/F I/O	11/16/2036	416,272
10,983,573	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	11,390,026
6,023,320	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.49	% I/F I/O	02/16/2039	907,462
2,158,538	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.93	% I/F I/O	09/20/2038	162,015
6,077,617	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	6,342,180
33,911,832	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	35,248,880
7,420	Government National Mortgage Association, Series 2009-41-ZQ	4.50	% >	06/16/2039	7,650
3,815,570	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	3,974,316
831,763	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	857,454
3,076,430	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.04	% I/F I/O	04/16/2039	316,808
5,171,429	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	5,280,156
4,051,567	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.57	% I/F I/O	03/20/2037	385,149
29,261,113	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.88	% I/F I/O	03/20/2040	2,637,395
7,542,951	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.59	% I/F I/O	01/16/2040	665,263
3,772,705	Government National Mortgage Association, Series 2010-25-ZB	4.50	% >	02/16/2040	3,897,351
70,391,146	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.08	% I/F I/O	02/20/2040	10,235,844
5,944,515	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	6,313,125
6,032,684	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	3.51	% I/F I/O	04/20/2040	733,579
1,830,282	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.38	% I/F I/O	09/20/2039	222,365
18,390,582	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.58	% I/F I/O	05/20/2040	2,024,209
10,472,995	Government National Mortgage Association, Series 2010-62-ZG	5.50	% >	05/16/2040	11,447,373
8,333,334	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.17	% I/F	12/20/2040	7,984,803
8,333,334	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.17	% I/F	12/20/2040	7,840,643
4,404,586	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	4,518,883
2,846,709	Government National Mortgage Association, Series 2011-69-OC	0.00	% P/O	05/20/2041	2,377,263
26,225,456	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	3.18	% I/F I/O	05/20/2041	2,799,402
24,648,283	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	25,249,627
9,583,712	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	3.21	% I/F I/O	05/20/2041	1,026,005
7,204,804	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.98	% I/F I/O	05/20/2041	1,008,169
4,321,352	Government National Mortgage Association, Series 2012-105-SE (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.03	% I/F I/O	01/20/2041	262,717
9,521,327	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	9,323,864
25,680,316	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.98	% I/F I/O	08/20/2043	3,673,228
26,480,892	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.04	% I/F I/O	09/16/2043	3,538,003
19,141,138	Government National Mortgage Association, Series 2013-182-WZ	2.50	% >	12/20/2043	16,591,892
59,003,551	Government National Mortgage Association, Series 2013-182-ZW	2.50	% >	12/20/2043	51,145,369
18,016,437	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.09	% I/F I/O	02/16/2043	2,314,509
17,375,403	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.08	% I/F I/O	02/20/2043	2,635,459
37,039,439	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	36,006,316
33,788,823	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.43	% I/F I/O	11/20/2044	3,874,328
34,950,479	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.43	% I/F I/O	11/20/2044	4,033,621
52,855,674	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.38	% I/F I/O	02/20/2044	6,521,640
29,340,317	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.03	% I/F I/O	03/20/2044	3,537,145
26,374,889	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.09	% I/F I/O	04/16/2044	3,435,609
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	7,319,286

Total US Government and Agency Mortgage Backed Obligations (Cost $23,601,116,433)					22,876,307,962

US Government and Agency Obligations - 4.7%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	64,336,604
518,115,000	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2022	503,590,242
250,000,000	United States Treasury Notes	1.38%		09/30/2019	246,879,883
250,000,000	United States Treasury Notes	1.50%		10/31/2019	246,894,530
600,000,000	United States Treasury Notes	1.63%		11/15/2022	569,730,468
700,000,000	United States Treasury Notes	2.00%		02/15/2023	673,271,487

Total US Government and Agency Obligations (Cost $2,367,859,328)					2,304,703,214

Principal Amount $ / Shares
Short Term Investments - 4.4%
212,148,715	First American Government Obligations Fund—Class X	1.91	% ♦		212,148,715
212,148,715	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	1.90	% ♦		212,148,715
212,148,715	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	1.90	% ♦		212,148,715
250,000,000	United States Treasury Bills	0.00%		10/18/2018	249,756,509
250,000,000	United States Treasury Bills	0.00%		11/15/2018	249,350,390
250,000,000	United States Treasury Bills	0.00%		11/29/2018	249,133,950
250,000,000	United States Treasury Bills	0.00%		12/06/2018	249,027,187
250,000,000	United States Treasury Bills	0.00%		01/24/2019	248,237,065
250,000,000	United States Treasury Bills	0.00%		02/14/2019	247,875,000

Total Short Term Investments (Cost $2,129,977,463)					2,129,826,246

Total Investments - 100.0% (Cost $49,733,542,043)					48,638,570,709
Other Assets in Excess of Liabilities - (0.0)%					(17,585,342)

NET ASSETS - 100.0%					$48,620,985,367

^  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of these securities amounted to $13,330,735,237 or 27.4% of net assets.

#   Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

±   Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of September 30, 2018.

	Þ Value determined using significant unobservable inputs.
	I/O Interest only security
	P/O Principal only security

I/F   Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

ß   The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2018.

§   The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

	¥ Illiquid security

>   This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

Δ   This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

	♦ Seven-day yield as of September 30, 2018
	~ Represents less than 0.05% of net assets.

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	47.1%
Non-Agency Residential Collateralized Mortgage Obligations	26.5%
Non-Agency Commercial Mortgage Backed Obligations	7.7%
Collateralized Loan Obligations	5.8%
US Government and Agency Obligations	4.7%
Short Term Investments	4.4%
Asset Backed Obligations	3.8%
Other Assets and Liabilities	(0.0%)~

100.0%

DoubleLine Core Fixed Income Fund

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 2.2%
4,708,333	CAL Funding Ltd., Series 2018-1A-A	3.96	% ^	02/25/2043	4,654,045
3,251,730	Castlelake Aircraft Securitization Trust, Series 2015-1A-A	4.70	% ^ §	12/15/2040	3,276,804
10,064,895	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	10,038,545
5,345,109	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	5,276,355
4,910,500	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% ^	06/15/2043	4,911,458
5,121,744	CLI Funding LLC, Series 2017-1A-A	3.62	% ^	05/18/2042	5,011,640
12,432,662	CLI Funding LLC, Series 2018-1A-A	4.03	% ^	04/18/2043	12,365,303
8,418,438	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% ^	04/25/2047	8,526,680
11,375,541	College Ave Student Loans LLC, Series 2018-A-A1 (1 Month LIBOR USD + 1.20%)	3.42	% ^	12/26/2047	11,411,358
2,895,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98	% ^	02/20/2045	2,898,684
17,299,800	Global SC Finance Ltd., Series 2018-1A-A	4.29	% ^	05/17/2038	17,360,488
5,400,000	GLS Auto Receivables Trust, Series 2018-2A-B	3.71	% ^	03/15/2023	5,388,315
13,712,085	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	13,574,059
9,274,468	Helios Issuer LLC, Series 2017-1A-A	4.94	% ^	09/20/2049	9,471,334
5,318,439	HERO Funding Trust, Series 2016-1A-A	4.05	% ^	09/20/2041	5,346,396
4,950,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	4,945,414
295,376	MarketPlace Loan Trust, Series 2015-CB1-A	4.00	% ^	07/15/2021	295,266
2,728,033	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% ^	06/22/2043	2,707,911
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% ^	02/18/2042	7,371,593
11,641,578	NP SPE LLC, Series 2016-1A-A1	4.16	% ^	04/20/2046	11,626,511
5,056,136	OneMain Financial Issuance Trust, Series 2015-1A-A	3.19	% ^	03/18/2026	5,068,846
6,000,000	SBA Tower Trust	3.17	% ^	04/11/2022	5,912,900
6,771,353	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% ^	10/15/2042	6,837,075
1,217,181	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	1,215,045
1,283,754	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28	% ^	01/26/2026	1,282,451
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73	% # ^	01/26/2026	508,981
451,327	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	450,658
5,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	4,914,212
4,655,071	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% ^	12/26/2036	4,582,484
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70	% # ^	05/25/2040	4,947,180
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21	% # ^	07/25/2040	1,946,852
6,465,416	Springleaf Funding Trust, Series 2015-AA-A	3.16	% ^	11/15/2024	6,466,285
1,076,324	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	1,080,215
4,880,953	Start Ltd., Series 2018-1-A	4.09	% ^	05/15/2043	4,872,504
2,617,693	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72	% ^	05/20/2042	2,583,506
4,273,288	USQ Rail LLC, Series 2018-1-A1	3.78	% ^	04/25/2048	4,265,149
12,924,167	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07	% ^	02/16/2043	12,945,528
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41	% ^	02/15/2048	4,936,906
11,619,628	Wildcat LLC, Series 2017-1A-A	4.12	% ¥ Þ	06/08/2024	11,611,494

Total Asset Backed Obligations (Cost $233,079,131)					232,886,430

Bank Loans - 5.0%
235,000	8th Avenue Food & Provisions, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.08%		09/19/2025	237,424
1,666,952	Acadia Healthcare Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		02/16/2023	1,680,630
270,885	Access CIG LLC, Senior Secured First Lien Delayed-Draw Term Loan	3.75	% ± &	02/27/2025	272,747
2,163,245	Access CIG, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%		02/27/2025	2,178,117
802,988	Acrisure, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		11/22/2023	806,336
3,846,406	Acrisure, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%		11/22/2023	3,867,254
2,727,783	Air Medical Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.38%		04/28/2022	2,689,308
2,587,523	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		04/22/2024	2,365,565
573,563	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%		08/01/2025	582,166
2,034,900	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.99%		02/27/2023	2,074,967
892,278	AlixPartners, LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		04/04/2024	897,485
2,502,777	Almonde, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		06/13/2024	2,507,470
1,110,000	Almonde, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.64%		06/16/2025	1,102,718
1,210,000	Altra Industrial Motion Corporation, Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.37%		09/26/2025	1,214,725
2,025,435	American Renal Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		06/21/2024	2,014,295
1,450,786	American Tire Distributors Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%		09/01/2021	1,262,786
4,397,956	Amneal Pharmaceuticals LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.75%		05/05/2025	4,444,684
5,199,191	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.33%		09/19/2024	5,235,664
945,989	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%		03/20/2024	950,719
1,345,906	Ascend Learning, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		07/12/2024	1,348,847
4,472,799	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.50%		10/22/2024	4,489,572
4,147,671	Asurion, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		11/03/2023	4,183,320
1,170,000	Asurion, LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.74%		08/04/2025	1,204,737
1,990,000	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%		07/25/2025	2,017,372
4,118,098	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		11/21/2024	4,173,116
3,655,086	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%		12/16/2024	3,691,930
2,600,000	BCP Renaissance Parent L.L.C., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.84%		10/31/2024	2,619,682
3,549,649	BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.15%		02/02/2024	3,576,023
1,960,088	Blackhawk Network Holdings Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.39%		06/16/2025	1,974,622
2,685,000	BMC Software Finance, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.55%		09/01/2025	2,714,280
	Brand Energy & Infrastructure Services Inc, Senior Secured First Lien Term Loan
219,379	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%		06/21/2024	221,066
1,151,740	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.60%		06/21/2024	1,160,597
2,713,200	Brazos Delaware II, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.17%		05/21/2025	2,704,721
	Bright Bidco B.V., Senior Secured First Lien Term Loan
2,142,361	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		06/28/2024	2,121,162
1,008,170	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%		06/28/2024	998,194
2,490,000	Brookfield WEC Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.99%		08/01/2025	2,523,777
2,646,958	BWAY Holding Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.58%		04/03/2024	2,647,990
3,910,031	Canyon Valor Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.64%		06/16/2023	3,935,857
204,022	Capital Automotive L.P., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.25%		03/24/2025	209,122
4,332,900	Capri Acquisitions BidCo Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%		11/01/2024	4,328,372
1,404,388	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.96%		11/18/2024	1,395,231
2,876,353	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.42%		06/07/2023	2,695,387
4,477,070	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		01/31/2025	4,451,327
2,583,350	CH Hold Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		02/01/2024	2,602,725
5,136,083	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		03/01/2024	5,158,965
	CHG Healthcare Services, Inc, Senior Secured First Lien Term Loan
3,214,288	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%		06/07/2023	3,237,897
1,808,037	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		06/07/2023	1,821,317
2,623,425	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		03/31/2025	2,629,984
330,000	Ciena Corporation, Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.32%		09/20/2025	331,856
1,970,000	Cincinnati Bell Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%		10/02/2024	1,976,767
3,104,804	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.14%		09/18/2024	3,095,381
3,503,541	Compass Power Generation, L.L.C., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%		12/20/2024	3,526,314
1,295,000	Concentra Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.86%		06/01/2022	1,305,522
2,719,727	Constellis Holdings, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.39%		04/19/2024	2,699,329
1,081,549	Coronado Curragh LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%		03/31/2025	1,095,068
295,707	Coronado Curragh LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%		03/31/2025	299,403
1,940,138	Covia Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%		06/02/2025	1,839,891
1,556,098	CP VI Bella Topco, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		12/27/2024	1,552,698
1,537,669	CPI Holdco, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		03/21/2024	1,542,958
4,261,878	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%		07/03/2020	4,135,087
4,144,175	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		11/29/2024	4,151,945
1,340,265	CVS Holdings I, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%		02/06/2025	1,343,059
3,900,252	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.11%		05/01/2024	3,911,231
540,000	Cyxtera DC Holdings, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.36%		05/01/2025	541,577
3,577,025	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%		02/13/2025	3,584,054
893,258	Delta 2 (Lux) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.74%		02/01/2024	887,398
528,669	Dentalcorp Perfect Smile ULC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99	% &	06/06/2025	534,286
2,110,710	Dentalcorp Perfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		06/06/2025	2,133,136
222,543	DexKo Global Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.58%		07/24/2024	224,351
2,749,662	Digicel International Finance Ltd, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%		05/27/2024	2,616,482
400,000	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.47%		08/22/2025	403,084
3,636,725	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		11/15/2024	3,591,266
655,000	EagleView Technology Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.63%		08/14/2025	656,500
3,532,250	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%		02/06/2025	3,543,853
636,800	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%		02/07/2025	638,892
948,270	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.25%		12/01/2023	949,712
4,305,000	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.95%		10/31/2025	4,294,238
3,992,464	Equian, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%		05/20/2024	4,016,799
4,266,656	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		03/08/2024	4,291,723
3,309,395	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.89%		12/02/2024	3,337,327
1,280,796	Exgen Renewables IV, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.32%		11/29/2024	1,293,604
4,365,152	Explorer Holdings Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%		05/02/2023	4,400,619
	Federal-Mogul Holdings Corporation, Senior Secured First Lien Term Loan
2,322,310	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.91%		04/15/2021	2,328,116
774,103	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.83%		04/15/2021	776,039
2,109,400	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		03/31/2025	2,126,729
3,390,000	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%		09/18/2025	3,386,474
4,150,264	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.89%		08/01/2024	4,118,266
4,750,549	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		02/26/2025	4,771,332
3,991,083	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.99%		03/28/2022	3,995,453
2,815,596	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		10/25/2023	2,703,845
1,345,000	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.75%		08/18/2025	1,355,935
2,971,888	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%		05/02/2025	2,996,034
1,251,533	FTS International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.17%		04/16/2021	1,260,137
4,105,847	Garda World Security Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.75%		05/24/2024	4,128,080
2,675,312	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		04/01/2024	2,694,962
535,000	Gavilan Resources, LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.17%		03/01/2024	506,468
4,127,770	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%		12/01/2023	4,154,601
4,393,303	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.00%		07/02/2025	4,450,965
1,065,000	Gentiva Health Services, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%)	9.34%		07/02/2026	1,096,950
4,196,875	GrafTech Finance Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%		02/12/2025	4,230,975
4,388,300	GTT Communications Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		06/02/2025	4,358,745
1,772,754	Gulf Finance, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.64%		08/25/2023	1,496,080
1,947,115	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.74%		08/18/2023	1,950,863
2,038,114	Harsco Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.50%		12/06/2024	2,051,484
1,694,547	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	5.49%		07/01/2022	1,708,078
2,569,676	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		08/05/2022	2,592,957
4,115,000	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.98%		11/30/2023	4,136,131
3,492,401	Intralinks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25	% ¥	11/14/2024	3,506,057
4,541,406	Intrawest Resorts Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		07/31/2024	4,555,031
2,673,266	ION Trading Technologies S.a.R.L, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.39%		11/21/2024	2,666,169
3,213,801	IRB Holding Corporation, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%, 1.00% Floor)	5.46%		02/05/2025	3,221,852
5,215,559	Jaguar Holding Company II, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.74%		08/18/2022	5,225,938
2,594,876	Jo-Ann Stores, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.51%		10/20/2023	2,611,094
2,329,163	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.99%		04/25/2025	2,356,821
1,829,348	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		08/01/2022	1,833,235
1,785,000	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.25%		06/23/2025	1,796,156
3,212,972	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		06/30/2022	3,133,049
3,021,905	Kronos Acquisition Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		05/15/2023	3,012,461
5,165,446	Kronos Incorporated, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.34%		11/01/2023	5,197,420
24,581	Learfield Communications LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		12/01/2023	24,888
1,460,231	Learfield Communications LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.73	% &	12/01/2023	1,471,183
3,553,212	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.83%		06/10/2022	3,573,412
910,425	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.49%		03/24/2025	913,079
2,710,000	LTI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.74%		09/06/2025	2,724,119
2,601,925	Lucid Energy Group II Borrower, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%		02/18/2025	2,571,027
1,005,000	Marriott Ownership Resorts Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.49%		08/29/2025	1,015,050
409,740	Mavis Tire Express Services Corporation, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.42	% &	03/20/2025	408,972
2,547,346	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.42%		03/20/2025	2,542,570
1,345,494	McDermott International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.08%		05/12/2025	1,365,394
1,196,625	Meredith Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		01/31/2025	1,205,271
3,933,893	Milacron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		09/28/2023	3,942,508
448,452	Mission Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.60%		01/17/2024	450,975
3,621,800	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		11/29/2024	3,621,474
575,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.49%		12/01/2025	576,150
3,405,000	MLN US Holdco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.84%		07/11/2025	3,444,379
800,000	MLN US Holdco LLC, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.75%)	11.09%		07/13/2026	794,664
4,990,756	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.14%		06/07/2023	5,006,926
3,055,186	National Vision, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		11/20/2024	3,082,882
3,197,574	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.60%		01/17/2024	3,215,560
1,205,045	Optiv Security Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		02/01/2024	1,175,292
3,238,725	Oryx Southern Delaware Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%		02/28/2025	3,196,217
2,298,323	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		09/27/2024	2,286,831
865,000	Parker Private Merger Sub, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%)	10.08%		09/17/2026	872,569
1,010,000	Penn National Gaming, Inc., Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	4.59%		08/14/2025	1,016,691
1,298,475	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.87%		03/03/2025	1,313,083
4,804,888	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%		03/21/2025	4,850,534
2,842,875	Pisces Midco Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%		04/12/2025	2,871,304
3,855,000	Plantronics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		07/02/2025	3,873,080
2,691,272	Playa Resorts Holding BV, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		04/29/2024	2,674,788
4,972,147	PODS, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.88%		12/06/2024	4,990,022
650,000	Polar US Borrower LLC, Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.09%		08/17/2025	654,063
4,178,130	PowerTeam Services, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%		03/06/2025	4,180,741
4,091,445	Prime Security Services Borrower, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		05/02/2022	4,115,093
1,963,554	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.13%		03/07/2025	1,960,795
3,042,564	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.99%		04/26/2024	3,047,006
1,778,283	Radiate Holdco, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%		02/01/2024	1,777,821
4,450,000	Radiology Partners, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.59%		07/09/2025	4,483,375
2,618,438	Renaissance Holding Corp, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		06/02/2025	2,618,843
1,889,690	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00	% ¥	12/17/2021	1,663,400
3,349,046	Reynolds Group Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		02/06/2023	3,367,884
2,578,062	Robertshaw US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.75%		02/28/2025	2,563,560
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
4,201,569	(2 Month LIBOR USD + 2.75%)	5.04%		08/14/2024	4,199,930
985,553	(1 Month LIBOR USD + 2.75%)	4.99%		08/14/2024	985,169
2,679,414	SCS Holdings I Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		10/31/2022	2,699,509
620,000	Securus Technologies Holdings LLC, Senior Secured First Lien Delayed-Draw Term Loan	0.00	% # &	11/01/2024	621,035
4,257,043	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.74%		11/01/2024	4,274,071
3,858,663	Select Medical Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.90%		03/01/2021	3,890,015
4,310,000	Severin Acquisition, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.35%		08/01/2025	4,318,081
2,688,263	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%		06/13/2025	2,715,145
1,029,825	SK Invictus Intermediate II S.a.r.l., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.00%)	5.20%		03/28/2025	1,037,554
1,795,975	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		01/23/2025	1,807,766
1,555,259	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		02/05/2024	1,566,169
2,748,113	Solenis International, L.P., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.31%		12/26/2023	2,774,220
570,000	Solenis International, L.P., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.81%		06/18/2024	563,588
5,170,698	Solera LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.99%		03/03/2023	5,187,684
5,070,009	Sophia, L.P., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.64%		09/30/2022	5,098,021
942,638	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		06/27/2025	951,475
2,998,629	Southern Graphics Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		12/30/2022	3,004,626
1,315,000	Speedcast International Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.89%		05/15/2025	1,306,781
585,000	SRS Distribution Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%)	5.44%		05/23/2025	581,771
675,000	SS&C Technologies, Inc., Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.84%		04/16/2025	676,316
1,539,125	StandardAero Aviation Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		07/07/2022	1,549,345
1,380,570	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%		09/12/2024	1,382,876
2,145,000	Starfruit US Holdco LLC, Guaranteed Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.57%		09/19/2025	2,156,615
982,538	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.89%		07/10/2025	992,918
1,420,356	Syncreon Global Finance Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%		10/28/2020	1,338,686
410,233	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.99%		02/06/2024	399,721
3,322,526	Telesat Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.89%		11/17/2023	3,335,285
3,220,540	Tempo Acquisition, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		05/01/2024	3,236,933
3,370,000	Tenneco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.73%		06/18/2025	3,378,442
2,740,000	The Edelman Financial Center, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.59%		07/21/2025	2,767,975
255,000	The Edelman Financial Center, LLC, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.09%		07/20/2026	261,056
4,068,104	Titan Acquisition Limited, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.24%		03/28/2025	3,960,685
4,200,740	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.00%		02/01/2023	4,212,124
4,964,490	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		06/09/2023	4,988,295
2,015,129	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.74%		05/30/2025	2,023,169
1,459,251	TravelCLICK, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.74%		05/06/2021	1,462,169
2,905,000	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%		09/27/2024	2,930,724
119,685	Tribune Media Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%		12/24/2020	120,321
2,243,594	Tribune Media Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.24%		01/29/2024	2,253,410
3,351,317	U.S. Renal Care, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%		12/30/2022	3,273,817
2,363,898	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%		05/01/2025	2,318,830
3,512,963	UFC Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.50%		08/18/2023	3,537,940
1,350,888	Ultra Resources, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.17%		04/12/2024	1,221,148
3,435,917	USAGM Holdco, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%		07/28/2022	3,390,821
432,869	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.49%		12/08/2023	436,207
575,250	Valeant Pharmaceuticals International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.10%		06/02/2025	578,819
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
1,742,106	(1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		10/28/2024	1,752,637
1,023,141	(3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.31%		10/28/2024	1,029,326
2,910,000	VeriFone Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.32%		08/20/2025	2,932,189
2,990,000	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%		08/27/2025	3,020,528
3,205,000	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%		07/02/2025	3,222,451
2,430,000	Web.Com Group, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%		09/17/2025	2,448,225
3,012,238	West Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		10/10/2024	3,006,891
3,537,225	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.24%		12/02/2024	3,530,593
	WP CPP Holdings, LLC, Senior Secured First Lien Term Loan
2,047,500	(6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.28%		04/30/2025	2,063,286
877,500	(3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.06%		04/30/2025	884,266
2,975,000	Yak Access, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.14%		07/11/2025	2,878,312
3,701,315	York Risk Services Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.99%		10/01/2021	3,595,680

Total Bank Loans (Cost $533,671,763)					534,093,759

Collateralized Loan Obligations - 2.6%
875,000	Adams Mill Ltd., Series 2014-1A-D1, (3 Month LIBOR USD + 3.50%)	5.84	% ^	07/15/2026	876,471
1,000,000	AIMCO, Series 2018-AA-D, (3 Month LIBOR USD + 2.55%)	4.39	% ^	04/17/2031	994,852
3,000,000	ALM LLC, Series 2013-7RA-CR, (3 Month LIBOR USD + 4.04%)	6.38	% ^	10/15/2028	3,039,836
3,800,000	ALM LLC, Series 2013-8A-CR, (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.29	% ^	10/15/2028	3,811,308
2,700,000	ALM LLC, Series 2016-19A-B, (3 Month LIBOR USD + 3.00%)	5.34	% ^	07/15/2028	2,715,366
2,000,000	ALM LLC, Series 2016-19A-C, (3 Month LIBOR USD + 4.35%)	6.69	% ^	07/15/2028	2,015,859
1,000,000	Apidos Ltd., Series 2013-12A-DR, (3 Month LIBOR USD + 2.60%)	4.94	% ^	04/15/2031	988,249
982,401	Apidos Ltd., Series 2013-16A-A1R, (3 Month LIBOR USD + 0.98%)	3.32	% ^	01/19/2025	982,737
2,950,000	Apidos Ltd., Series 2013-16A-BR, (3 Month LIBOR USD + 1.95%)	4.29	% ^	01/19/2025	2,953,558
1,000,000	Apidos Ltd., Series 2014-18A-D, (3 Month LIBOR USD + 5.20%)	7.55	% ^	07/22/2026	1,003,279
1,500,000	Apidos Ltd., Series 2015-20R2, (3 Month LIBOR USD + 2.95%)	5.29	% ^	07/16/2031	1,494,536
5,000,000	Atrium Corporation, Series 9A-DR, (3 Month LIBOR USD + 3.60%)	5.91	% ^	05/28/2030	5,034,303
5,000,000	Babson Ltd., Series 2015-2A-DR, (3 Month LIBOR USD + 2.95%)	5.30	% ^	10/20/2030	4,996,838
3,400,000	Babson Ltd., Series 2015-IA-DR, (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.95	% ^	01/20/2031	3,291,961
3,250,000	Babson Ltd., Series 2017-1A-D, (3 Month LIBOR USD + 3.60%)	5.93	% ^	07/18/2029	3,263,758
2,250,000	Barings Ltd., Series 2016-3A-C, (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.29	% ^	01/15/2028	2,262,867
2,000,000	Barings Ltd., Series 2018-1A-C, (3 Month LIBOR USD + 2.60%)	4.94	% ^	04/15/2031	2,000,456
5,100,000	Barings Ltd., Series 2018-3A-D, (3 Month LIBOR USD + 2.90%)	4.97	% ^	07/20/2029	5,062,181
10,100,000	BlueMountain Ltd., Series 2012-2A-DR, (3 Month LIBOR USD + 4.15%)	6.47	% ^	11/20/2028	10,156,626
3,000,000	BlueMountain Ltd., Series 2013-1A-CR, (3 Month LIBOR USD + 4.15%)	6.50	% ^	01/20/2029	3,022,011
4,000,000	BlueMountain Ltd., Series 2015-3A-CR, (3 Month LIBOR USD + 2.60%)	4.95	% ^	04/20/2031	3,932,230
2,000,000	BlueMountain Ltd., Series 2016-3A-D, (3 Month LIBOR USD + 3.85%)	6.16	% ^	11/15/2027	2,005,041
2,000,000	Bristol Park Ltd., Series 2016-1A-D, (3 Month LIBOR USD + 4.10%)	6.44	% ^	04/15/2029	2,023,783
5,000,000	California Street LP, Series 2012-9A-DR, (3 Month LIBOR USD + 3.96%)	6.30	% ^	10/16/2028	5,007,754
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D, (3 Month LIBOR USD + 3.00%)	5.53	% ^	07/15/2030	4,500,147
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR, (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.09	% ^	01/30/2031	2,722,492
1,500,000	Canyon Capital Ltd., Series 2014-2A-DR, (3 Month LIBOR USD + 3.65%)	5.99	% ^	04/15/2029	1,511,779
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR, (3 Month LIBOR USD + 2.80%)	5.14	% ^	07/15/2031	2,933,900
1,500,000	Canyon Capital Ltd., Series 2017-1A-D, (3 Month LIBOR USD + 3.60%)	5.94	% ^	07/15/2030	1,505,276
4,000,000	Canyon Capital Ltd., Series 2018-1A-D, (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.94	% ^	07/15/2031	3,971,111
2,000,000	Carlyle Ltd., Series 2016-4A-C, (3 Month LIBOR USD + 3.90%)	6.25	% ^	10/20/2027	2,003,827
1,000,000	Cent Ltd., Series 2014-22A-C, (3 Month LIBOR USD + 3.75%)	6.09	% ^	11/07/2026	1,003,102
3,250,000	Cook Park Ltd., Series 2018-1A-D, (3 Month LIBOR USD + 2.60%)	4.95	% ^	04/17/2030	3,192,113
2,150,000	CRMN Mortgage Trust, Series 2016-1A-C, (3 Month LIBOR USD + 3.85%)	6.18	% ^	01/18/2029	2,160,701
10,000,000	CVP Ltd., Series 2017-1A-A, (3 Month LIBOR USD + 1.34%)	3.69	% ^	07/20/2030	10,073,281
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR, (3 Month LIBOR USD + 4.35%)	6.69	% ^	10/15/2028	10,094,802
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR, (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.41	% ^	08/15/2031	2,999,912
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D, (3 Month LIBOR USD + 2.55%, 2.55% Floor)	4.86	% ^	05/15/2031	1,987,926
2,250,000	Fillmore Park Ltd., Series 2018-1A-D, (3 Month LIBOR USD + 2.90%)	5.15	% ^	07/15/2030	2,249,292
2,000,000	Gilbert Park Ltd., Series 2017-1A-D, (3 Month LIBOR USD + 2.95%)	5.29	% ^	10/15/2030	1,984,821
4,000,000	Gilbert Park Ltd., Series 2017-1A-E, (3 Month LIBOR USD + 6.40%)	8.74	% ^	10/15/2030	4,093,003
2,000,000	GoldenTree Loan Management Ltd., Series 2017-1A-D, (3 Month LIBOR USD + 3.35%)	5.70	% ^	04/20/2029	2,006,529
5,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D, (3 Month LIBOR USD + 2.85%)	5.29	% ^	04/20/2030	4,930,694
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2, (3 Month LIBOR USD + 2.40%)	4.73	% ^	01/18/2031	3,497,455
2,000,000	Grippen Park Ltd., Series 2017-1A-D, (3 Month LIBOR USD + 3.30%)	5.65	% ^	01/20/2030	2,013,594
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C, (3 Month LIBOR USD + 2.70%)	5.04	% ^	08/01/2025	741,057
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D, (3 Month LIBOR USD + 3.65%)	6.00	% ^	10/22/2025	1,502,035
2,500,000	Highbridge Loan Management Ltd., Series 2016-8A-DR, (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.25	% ^	07/20/2030	2,497,683
1,500,000	HPS Loan Management Ltd., Series 13A-18-D, (3 Month LIBOR USD + 3.00%, 3.00% Floor)	0.00	% ^	10/15/2030	1,500,000
3,500,000	Jay Park Ltd., Series 2016-1A-C, (3 Month LIBOR USD + 3.85%)	6.20	% ^	10/20/2027	3,515,682
4,000,000	LCM LP, Series 14A-DR, (3 Month LIBOR USD + 2.75%)	5.15	% ^	07/20/2031	3,965,630
1,000,000	LCM LP, Series 16A-DR, (3 Month LIBOR USD + 3.00%)	5.34	% ^	07/15/2026	1,002,442
2,000,000	LCM LP, Series 19A-D, (3 Month LIBOR USD + 3.45%, 3.45% Floor)	5.79	% ^	07/15/2027	2,005,096
2,000,000	LCM LP, Series 20A-DR, (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.14	% ^	10/20/2027	2,000,000
750,000	Madison Park Funding Ltd., Series 2014-14A-E, (3 Month LIBOR USD + 4.75%)	7.10	% ^	07/20/2026	752,574
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR, (3 Month LIBOR USD + 3.45%)	5.79	% ^	01/27/2026	2,003,390
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR, (3 Month LIBOR USD + 5.44%)	7.78	% ^	01/27/2026	1,257,234
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D, (3 Month LIBOR USD + 5.50%)	7.85	% ^	04/20/2026	1,003,764
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR, (3 Month LIBOR USD + 2.95%)	5.30	% ^	10/21/2030	5,011,250
4,000,000	Magnetite Ltd., Series 2015-14RA-D, (3 Month LIBOR USD + 2.85%)	0.00	% ^	10/18/2031	4,000,000
1,000,000	Myers Park Ltd., Series 2018-1A-D, (3 Month LIBOR USD + 3.05%, 3.05% Floor)	0.00	% ^	10/20/2030	999,291
3,500,000	Neuberger Berman Loan Advisers Ltd., Series 2016-23A-DR, (3 Month LIBOR USD + 2.90%, 2.90% Floor)	0.00	% ^	10/17/2027	3,500,000
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D, (3 Month LIBOR USD + 3.10%, 3.10% Floor)	0.00	% ^	10/19/2031	2,499,373
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CR, (3 Month LIBOR USD + 4.00%)	6.34	% ^	07/15/2029	5,692,839
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR, (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.34	% ^	07/17/2030	1,993,706
6,900,000	Octagon Investment Partners Ltd., Series 2013-1A-DR, (3 Month LIBOR USD + 3.70%)	6.04	% ^	07/19/2030	6,952,685
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR, (3 Month LIBOR USD + 5.45%, 5.45% Floor)	7.80	% ^	01/22/2030	2,457,500
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR, (3 Month LIBOR USD + 2.95%)	5.29	% ^	07/15/2030	9,963,698
4,000,000	Octagon Investment Partners Ltd., Series 2017-1A-C, (3 Month LIBOR USD + 3.50%)	5.85	% ^	03/17/2030	4,033,995
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D, (3 Month LIBOR USD + 6.20%)	8.55	% ^	03/17/2030	1,780,089
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C, (3 Month LIBOR USD + 2.85%)	5.21	% ^	07/25/2030	2,499,369
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D, (3 Month LIBOR USD + 3.05%, 3.05% Floor)	0.00	% ^	10/20/2030	2,000,000
10,000,000	Stewart Park Ltd., Series 2015-1A-DR, (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.94	% ^	01/15/2030	9,787,435
3,000,000	Symphony Ltd., Series 2015-16A-DR, (3 Month LIBOR USD + 3.05%, 3.05% Floor)	0.00	% ^	10/15/2031	2,998,105
2,500,000	Symphony Ltd., Series 2016-17A-DR, (3 Month LIBOR USD + 2.65%)	4.99	% ^	04/15/2028	2,478,605
4,000,000	TCI-Cent Ltd., Series 2016-1A-C, (3 Month LIBOR USD + 4.00%)	6.34	% ^	12/21/2029	4,028,940
2,000,000	TCI-Cent Ltd., Series 2017-1A-C, (3 Month LIBOR USD + 3.65%)	5.99	% ^	07/25/2030	2,011,927
5,000,000	TCI-Flatiron Ltd., Series 2016-1A-C, (3 Month LIBOR USD + 3.05%)	5.39	% ^	07/17/2028	5,020,273
5,000,000	TCI-Symphony Ltd., Series 2016-1A-D, (3 Month LIBOR USD + 3.80%, 3.80% Floor)	6.14	% ^	10/13/2029	5,013,445
2,000,000	Thacher Park Ltd., Series 2014-1A-D1R, (3 Month LIBOR USD + 3.40%)	5.75	% ^	10/20/2026	2,005,274
3,000,000	Voya Ltd., Series 2014-1A-CR2, (3 Month LIBOR USD + 2.80%)	5.13	% ^	04/18/2031	2,985,213
4,000,000	Voya Ltd., Series 2018-2A-D, (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.12	% ^	07/15/2031	3,936,638
2,000,000	Wind River Ltd., Series 2012-1A-DR, (3 Month LIBOR USD + 4.10%)	6.44	% ^	01/15/2026	2,011,104
2,810,000	Wind River Ltd., Series 2013-1A-CR, (3 Month LIBOR USD + 3.65%)	6.00	% ^	07/20/2030	2,837,155
2,250,000	Wind River Ltd., Series 2014-1A-DRR, (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.36	% ^	07/18/2031	2,249,970
1,000,000	Wind River Ltd., Series 2014-2A-ER, (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.09	% ^	01/15/2031	962,501
3,000,000	Wind River Ltd., Series 2017-1A-D, (3 Month LIBOR USD + 3.75%)	6.08	% ^	04/18/2029	3,035,397
3,000,000	Wind River Ltd., Series 2017-3A-D, (3 Month LIBOR USD + 3.15%)	5.49	% ^	10/15/2030	2,981,319
4,000,000	Wind River Ltd., Series 2018-1A-D, (3 Month LIBOR USD + 2.90%)	5.24	% ^	07/15/2030	3,953,968
2,500,000	Wind River Ltd., Series 2018-2A-D, (3 Month LIBOR USD + 3.00%)	5.11	% ^	07/15/2030	2,499,843

Total Collateralized Loan Obligations (Cost $281,754,554)					282,299,111

Foreign Corporate Bonds - 9.9%
1,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	987,277
3,700,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	3,626,740
14,235,000	AerCap Global Aviation Trust	3.50%		01/15/2025	13,427,576
6,200,000	AES Andres B.V.	7.95	% ^	05/11/2026	6,432,500
920,000	AES Dominicana	7.95%		05/11/2026	954,500
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	1,309,000
950,000	Alcoa Nederland Holding B.V.	6.13	% ^	05/15/2028	978,500
500,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	481,663
1,975,000	Altice France SA	7.38	% ^	05/01/2026	1,984,480
2,000,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	2,049,808
14,120,000	Anglo American Capital PLC	4.50	% ^	03/15/2028	13,570,296
620,000	Ardagh Packaging Finance, Inc.	7.25	% ^	05/15/2024	651,000
3,150,000	Ardagh Packaging Finance, Inc.	6.00	% ^	02/15/2025	3,101,175
13,375,000	AstraZeneca PLC	2.38%		06/12/2022	12,855,862
3,375,000	Avation Capital S.A.	6.50	% ^	05/15/2021	3,400,312
1,480,000	Avolon Holdings Funding Ltd.	5.13	% ^	10/01/2023	1,496,650
9,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	8,965,119
200,000	Banco BTG Pactual S.A., (5 Year CMT Rate + 6.98%)	8.75	% †	09/18/2019	202,000
2,386,000	Banco BTG Pactual S.A.	5.50%		01/31/2023	2,257,335
4,000,000	Banco de Credito del Peru	2.25%		10/25/2019	3,964,000
1,890,000	Banco de Credito del Peru	5.38%		09/16/2020	1,964,655
6,200,000	Banco de Credito e Inversiones	4.00%		02/11/2023	6,237,686
1,000,000	Banco de Reservas de la Republica Dominicana	7.00	% ^	02/01/2023	1,020,000
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,182,000
1,000,000	Banco del Estado de Chile	2.67	% ^	01/08/2021	977,534
14,800,000	Banco do Brasil S.A., (10 Year CMT Rate + 4.40%)	6.25	% †	04/15/2024	11,359,000
800,000	Banco GNB Sudameris S.A., (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	807,000
10,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	10,435,000
1,000,000	Banco International del Peru S.A.A., (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	1,053,750
500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	496,250
7,550,000	Banco Macro S.A., (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	6,342,000
2,400,000	Banco Mercantil del Norte S.A., (5 Year CMT Rate + 5.04%)	6.88	% †	07/06/2022	2,412,624
5,600,000	Banco Mercantil del Norte S.A., (10 Year CMT Rate + 5.35%)	7.63	% †	01/06/2028	5,684,000
2,500,000	Banco Mercantil del Norte S.A., (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	2,357,650
800,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	796,240
5,300,000	Banco Nacional de Costa Rica	5.88	% ^	04/25/2021	5,283,437
300,000	Banco Santander	3.88%		09/20/2022	300,489
13,400,000	Banco Santander, (3 Month LIBOR USD + 1.09%)	3.40%		02/23/2023	13,452,667
10,005,000	Banco Santander, (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	10,092,544
5,600,000	Banco Santander, (5 Year CMT Rate + 3.00%)	5.95	% ^	10/01/2028	5,698,000
1,000,000	Bancolombia S.A.	6.13%		07/26/2020	1,042,750
2,442,000	Bancolombia S.A., (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	2,353,600
2,500,000	Banistmo S.A.	3.65	% ^	09/19/2022	2,393,750
10,205,000	Bank of Montreal, (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	9,547,696
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,272,500
13,415,000	Barclays PLC, (3 Month LIBOR USD + 1.38%)	3.70%		05/16/2024	13,354,908
1,800,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,862,280
1,200,000	BBVA Bancomer S.A., (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,155,000
11,600,000	BBVA Bancomer S.A., (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	10,599,500
1,600,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,596,000
2,450,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,352,730
16,900,000	BDO Unibank, Inc.	2.95%		03/06/2023	15,951,077
2,100,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	2,114,007
11,900,000	Bharti Airtel Ltd.	5.13%		03/11/2023	11,771,980
7,300,000	Bharti Airtel Ltd.	4.38%		06/10/2025	6,771,731
13,195,000	BNP Paribas S.A.	3.38	% ^	01/09/2025	12,504,543
13,405,000	BOC Aviation Ltd., (3 Month LIBOR USD + 1.13%)	3.50	% ^	09/26/2023	13,404,464
12,300,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	11,603,342
1,300,000	Braskem Finance Ltd.	6.45%		02/03/2024	1,391,000
12,600,000	C&W Senior Financing DAC	6.88%		09/15/2027	12,600,000
1,920,000	Camelot Finance S.A.	7.88	% ^	10/15/2024	1,918,618
1,250,000	Camposol S.A.	10.50	% ^	07/15/2021	1,306,250
11,400,000	Canacol Energy Ltd.	7.25%		05/03/2025	11,072,250
1,200,000	Canacol Energy Ltd.	7.25	% ^	05/03/2025	1,165,500
2,587,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,654,909
5,000,000	CK Hutchison International Ltd.	3.50	% ^	04/05/2027	4,765,338
13,665,000	CNOOC Finance Ltd.	3.75%		05/02/2023	13,560,176
5,900,000	CNOOC Finance Ltd.	3.50%		05/05/2025	5,667,044
900,000	CNPC General Capital Ltd.	3.95%		04/19/2022	904,254
6,000,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	6,111,182
1,900,000	Colombia Telecomunicaciones S.A., (5 Year Swap Rate USD + 6.96%)	8.50	% †	03/30/2020	1,957,000
4,100,000	Comcel Trust	6.88%		02/06/2024	4,205,062
10,700,000	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	10,550,200
4,000,000	Corpbanca S.A.	3.88%		09/22/2019	4,013,732
6,610,000	Cosan Overseas Ltd.	8.25	% †	11/05/2018	6,585,213
13,315,000	Credit Agricole S.A.	3.75	% ^	04/24/2023	13,072,393
13,175,000	Credit Suisse Group AG, (3 Month LIBOR USD + 1.24%)	3.57	% ^	06/12/2024	13,257,994
2,439,000	Credito Real S.A.B. de C.V., (5 Year CMT Rate + 7.03%)	9.13	% †	11/29/2022	2,429,878
12,650,000	DBS Group Holdings Ltd., (5 Year Swap Rate USD + 2.39%)	3.60	% †	09/07/2021	12,254,687
785,000	Delek & Avner Tamar Bond Ltd.	5.08	% ^	12/30/2023	790,151
1,760,000	Delek & Avner Tamar Bond Ltd.	5.41	% ^	12/30/2025	1,771,797
3,900,000	Digicel Ltd.	7.13	% ^	04/01/2022	2,573,454
7,100,000	Digicel Ltd.	7.13%		04/01/2022	4,685,006
3,000,000	ECL S.A.	5.63%		01/15/2021	3,121,145
5,000,000	Ecopetrol S.A.	7.63%		07/23/2019	5,194,000
2,500,000	Ecopetrol S.A.	5.88%		09/18/2023	2,670,000
11,034,000	Embotelladora Andina S.A.	5.00%		10/01/2023	11,540,931
1,275,971	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,259,635
4,400,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	4,096,327
6,328,639	ENA Norte Trust	4.95%		04/25/2023	6,371,420
13,430,000	Enel Finance International N.V.	4.25	% ^	09/14/2023	13,256,274
1,400,000	Energuate Trust	5.88%		05/03/2027	1,329,300
9,200,000	ESAL GMBH	6.25%		02/05/2023	9,165,500
2,900,000	Export-Import Bank of India	4.00%		01/14/2023	2,875,240
2,000,000	Fondo Mivivienda S.A.	3.50	% ^	01/31/2023	1,945,000
2,000,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	1,945,000
14,200,000	Fortis, Inc.	2.10%		10/04/2021	13,574,634
5,000,000	Fresnillo PLC	5.50%		11/13/2023	5,150,000
5,300,000	Geopark Ltd.	6.50%		09/21/2024	5,346,375
12,200,000	Global Bank Corporation	5.13%		10/30/2019	12,318,950
1,500,000	Global Bank Corporation	4.50	% ^	10/20/2021	1,490,250
1,900,000	Global Bank Corporation	4.50%		10/20/2021	1,887,650
10,500,000	Gohl Capital Ltd.	4.25%		01/24/2027	10,025,615
300,000	Gran Tierra Energy International Holdings Ltd.	6.25	% ^	02/15/2025	294,540
8,995,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	8,831,291
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	198,250
2,890,000	Grupo Idesa S.A. de C.V.	7.88	% ^	12/18/2020	2,586,550
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	4,475,000
6,261,590	Guanay Finance Ltd.	6.00%		12/15/2020	6,308,552
1,200,000	Guatemala Energuate Trust	5.88	% ^	05/03/2027	1,139,400
2,906,000	GW Honos Security Corporation	8.75	% ^	05/15/2025	2,855,145
3,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	2,937,530
19,845,000	HSBC Holdings PLC, (3 Month LIBOR USD + 1.38%)	3.71%		09/12/2026	19,865,106
3,908,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	4,060,164
12,867,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	13,492,267
5,084,000	Industrial Senior Trust	5.50%		11/01/2022	5,001,385
5,520,000	Inkia Energy Ltd.	5.88%		11/09/2027	5,264,755
1,025,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	947,612
1,110,000	Intelsat Jackson Holdings S.A.	8.50	% ^	10/15/2024	1,121,100
4,662,976	Interoceanica Finance Ltd.	0.00%		11/30/2025	3,986,845
462,000	Inversiones CMPC S.A.	6.13%		11/05/2019	476,265
4,500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	4,572,404
1,200,000	Israel Electric Corporation Ltd.	5.00	% ^	11/12/2024	1,221,000
2,800,000	Itau Unibanco Holding S.A., (5 Year CMT Rate + 3.98%)	6.13	% †	12/12/2022	2,604,000
6,000,000	Itau Unibanco Holding S.A., (5 Year CMT Rate + 3.86%)	6.50	% †	03/19/2023	5,635,800
3,900,000	JBS Investments GmbH	7.25%		04/03/2024	3,982,875
3,955,000	Kronos Acquisition Holdings, Inc.	9.00	% ^	08/15/2023	3,737,475
3,049,000	Latam Finance Ltd.	6.88%		04/11/2024	2,972,775
4,000,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	4,159,900
13,685,000	Lloyds Banking Group PLC, (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	12,553,937
7,150,000	Macquarie Group Ltd., (3 Month LIBOR USD + 1.02%)	3.19	% ^	11/28/2023	6,878,522
6,305,000	Macquarie Group Ltd., (3 Month LIBOR USD + 1.33%)	4.15	% ^	03/27/2024	6,284,168
15,000,000	Malayan Banking BHD, (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	14,810,100
400,000	MARB BondCo PLC	7.00%		03/15/2024	379,500
2,000,000	MARB BondCo PLC	7.00	% ^	03/15/2024	1,897,500
9,810,000	MARB BondCo PLC	6.88%		01/19/2025	9,153,956
1,000,000	Marfrig Holdings Europe B.V.	8.00	% ^	06/08/2023	1,007,250
900,000	MEG Energy Corporation	7.00	% ^	03/31/2024	823,500
3,958,695	Mexico Generadora de Energia	5.50%		12/06/2032	3,963,643
3,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	3,028,110
1,600,000	Millicom International Cellular S.A.	5.13%		01/15/2028	1,478,000
9,140,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	8,603,025
3,500,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	3,129,175
13,170,000	Mitsubishi UFJ Financial Group, Inc., (3 Month LIBOR USD + 0.74%)	3.06%		03/02/2023	13,217,551
3,940,000	New Red Finance, Inc.	5.00	% ^	10/15/2025	3,782,439
1,500,000	Nexa Resources S.A.	5.38%		05/04/2027	1,455,000
5,300,000	OAS Financial Ltd., (5 Year CMT Rate + 8.19%)	8.88	% ^ † Ω	10/29/2018	304,750
1,500,000	OAS Financial Ltd., (5 Year CMT Rate + 8.19%)	8.88	% † Ω	10/29/2018	86,250
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	595,000
16,500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	15,251,893
10,189,000	Orange S.A.	2.75%		02/06/2019	10,192,703
695,000	Orange S.A.	5.38%		07/08/2019	708,362
827,000	Orange S.A.	1.63%		11/03/2019	814,628
1,800,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	1,647,018
11,000,000	Oversea-Chinese Banking Corporation, (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	11,033,471
13,050,000	Pampa Energia S.A.	7.50%		01/24/2027	11,609,280
11,243,000	Panama Metro Line SP	0.00%		12/05/2022	10,342,436
8,000,000	Panama Metro Line SP	0.00	% ^	12/05/2022	7,359,200
200,000	Pesquera Exalmar S.A.A.	7.38	% ^	01/31/2020	199,750
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	998,750
14,700,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	13,160,175
7,800,000	Petronas Capital Ltd.	3.50%		03/18/2025	7,642,690
500,000	PSA International Ltd.	3.88%		02/11/2021	505,474
1,400,000	Raizen Fuels Finance S.A.	5.30%		01/20/2027	1,319,500
13,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	13,446,098
6,565,000	Royal Bank of Scotland Group PLC, (3 Month LIBOR USD + 1.48%)	3.50%		05/15/2023	6,365,571
2,300,000	SACI Falabella	3.75%		04/30/2023	2,287,252
11,662,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	11,133,893
10,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	8,944,110
305,000	Starfruit Finco B.V.	8.00	% ^	10/01/2026	309,575
1,350,000	Stars Group Holdings B.V.	7.00	% ^	07/15/2026	1,396,156
6,500,000	SUAM Finance B.V.	4.88%		04/17/2024	6,508,125
19,655,000	Sumitomo Mitsui Financial Group, Inc., (3 Month LIBOR USD + 0.74%)	3.08%		01/17/2023	19,686,249
2,805,000	Superior Plus LP	7.00	% ^	07/15/2026	2,843,569
350,000	Sydney Airport Finance Company Pty Ltd.	3.63	% ^	04/28/2026	334,816
4,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	3,984,366
2,475,000	Telesat LLC	8.88	% ^	11/15/2024	2,654,437
19,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	18,237,011
3,650,000	Tervita Escrow Corporation	7.63	% ^	12/01/2021	3,782,312
17,280,000	Teva Pharmaceutical Finance Netherlands B.V.	2.80%		07/21/2023	15,400,800
900,000	Transelec S.A.	4.63%		07/26/2023	920,763
400,000	Transelec S.A.	3.88%		01/12/2029	370,500
7,300,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	7,199,625
2,900,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	2,952,200
10,200,000	Unifin Financiera S.A.B. de C.V., (5 Year CMT Rate + 6.31%)	8.88	% †	01/29/2025	9,588,000
700,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	665,000
1,418,000	Union Bank of the Philippines	3.37%		11/29/2022	1,361,207
9,083,000	United Overseas Bank Ltd., (5 Year Swap Rate USD + 1.79%)	3.88	% †	10/19/2023	8,539,610
9,895,000	United Overseas Bank Ltd., (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	9,750,929
9,500,000	UPL Corporation	3.25%		10/13/2021	9,196,751
3,130,000	Vedanta Resources PLC	7.13%		05/31/2023	3,063,488
6,800,000	Vedanta Resources PLC	6.13%		08/09/2024	6,351,669
1,900,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	1,890,500
7,090,000	VTR Finance B.V.	6.88%		01/15/2024	7,240,663
2,000,000	VTR Finance B.V.	6.88	% ^	01/15/2024	2,042,500
19,775,000	Westpac Banking Corporation, (3 Month LIBOR USD + 0.72%)	3.03%		05/15/2023	19,846,444
10,550,000	YPF S.A.	8.50%		07/28/2025	10,325,918
4,200,000	YPF S.A.	6.95%		07/21/2027	3,689,490

Total Foreign Corporate Bonds (Cost $1,103,049,484)					1,072,380,800

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.3%
11,200,000	Argentine Republic Government International Bond	6.88%		01/26/2027	9,548,000
4,500,000	Argentine Republic Government International Bond	5.88%		01/11/2028	3,575,250
3,000,000	Argentine Republic Government International Bond	6.63%		07/06/2028	2,471,250
9,000,000	Chile Government International Bond	3.13%		03/27/2025	8,748,630
7,900,000	Chile Government International Bond	3.13%		01/21/2026	7,597,786
8,140,000	Costa Rica Government International Bond	10.00%		08/01/2020	8,750,500
5,000,000	Indonesia Government International Bond	4.88%		05/05/2021	5,158,530
500,000	Israel Government International Bond	4.00%		06/30/2022	511,449
7,000,000	Israel Government International Bond	2.88%		03/16/2026	6,633,900
8,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	7,664,000
500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	476,489
1,000,000	Mexico Government International Bond	4.00%		10/02/2023	1,007,925
11,621,000	Mexico Government International Bond	4.15%		03/28/2027	11,456,853
14,260,000	Mexico Government International Bond	3.75%		01/11/2028	13,607,605
8,000,000	Panama Government International Bond	4.00%		09/22/2024	8,128,080
10,000,000	Perusahaan Penerbit	4.15	% ^	03/29/2027	9,670,000
3,000,000	Perusahaan Penerbit	4.15%		03/29/2027	2,901,000
17,100,000	Philippine Government International Bond	4.20%		01/21/2024	17,609,101
12,400,000	Provincia de Buenos Aires	7.88%		06/15/2027	10,372,724

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $143,614,729)					135,889,072

Municipal Bonds - 0.1%
3,290,000	Missouri Highway & Transportation Commission	5.06%		05/01/2024	3,530,301
4,430,000	State of California	7.55%		04/01/2039	6,481,666

Total Municipal Bonds (Cost $10,105,519)					10,011,967

Non-Agency Commercial Mortgage Backed Obligations - 7.2%
11,235,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E, (1 Month LIBOR USD + 3.05%)	5.21	% ^	12/15/2036	11,290,914
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D, (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.46	% ^	06/15/2035	12,139,562
7,602,446	BANK, Series 2017-BNK8-XA	0.89	% # I/O	11/15/2050	414,384
191,137,689	BANK, Series 2018-BN10-XA	0.89	% # I/O	02/15/2061	10,570,067
76,616,387	Barclays Commercial Mortgage Securities LLC, Series 2017-C1-XA	1.68	% # I/O	02/15/2050	7,217,225
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C, (1 Month LIBOR USD + 1.20%)	3.36	% ^	08/15/2036	1,510,381
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D, (1 Month LIBOR USD + 1.70%)	3.86	% ^	08/15/2036	1,721,799
3,600,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E, (1 Month LIBOR USD + 2.50%)	4.66	% ^	08/15/2036	3,617,973
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F, (1 Month LIBOR USD + 3.50%)	5.66	% ^	08/15/2036	3,481,940
3,775,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57	% #	01/12/2045	3,468,559
11,000,000	BHMS Trust, Series 2018-ATLS-C, (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06	% ^	07/15/2035	11,022,589
3,283,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D, (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.48	% ^	03/15/2037	3,295,067
4,128,000	BX Trust, Series 2017-IMC-D, (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.41	% ^	10/15/2032	4,144,282
6,657,000	BX Trust, Series 2017-IMC-E, (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.41	% ^	10/15/2032	6,696,538
3,405,325	BX Trust, Series 2017-SLCT-D, (1 Month LIBOR USD + 2.05%)	4.21	% ^	07/15/2034	3,413,840
5,599,789	BX Trust, Series 2017-SLCT-E, (1 Month LIBOR USD + 3.15%)	5.31	% ^	07/15/2034	5,627,798
4,177,000	BX Trust, Series 2018-BILT-A, (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.96	% ^	05/15/2030	4,184,778
8,207,000	BX Trust, Series 2018-BIOA-E, (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.11	% ^	03/15/2037	8,247,856
11,731,000	BX Trust, Series 2018-MCSF, (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.80	% ^	04/15/2035	11,658,100
1,564,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-D	4.50	% # ^	10/15/2034	1,567,428
4,617,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-E	4.50	% # ^	10/15/2034	4,537,631
73,801,906	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.22	% # I/O	01/10/2048	4,501,171
11,498,000	CGGS Commercial Mortgage Trust, Series 2018-WSS-D, (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.46	% ^	02/15/2037	11,597,225
7,196,000	CHT Mortgage Trust, Series 2017-CSMO-E, (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.16	% ^	11/15/2036	7,263,003
3,838,000	CHT Mortgage Trust, Series 2017-CSMO-F, (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.90	% ^	11/15/2036	3,868,979
8,188,014	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.97	% # ^ I/O	09/10/2045	440,646
3,768,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.58	% # ^	02/10/2048	3,479,720
4,112,511	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.53	% # I/O	02/10/2048	274,950
7,840,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.65	% #	11/10/2048	7,695,302
72,952,929	Citigroup Commercial Mortgage Trust, Series 2015-GC35-XA	1.03	% # I/O	11/10/2048	3,059,245
11,152,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85	% ^	02/10/2049	9,016,566
45,771,362	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.87	% # I/O	04/15/2049	4,196,776
8,530,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-A4	2.90%		07/10/2049	8,054,499
58,098,172	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.16	% # I/O	07/10/2049	6,466,013
83,426,970	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.69	% # I/O	10/10/2049	7,038,250
6,303,000	Citigroup Commercial Mortgage Trust, Series 2016-P6-A5	3.72	% #	12/10/2049	6,294,096
1,977,000	Citigroup Commercial Mortgage Trust, Series 2018-C5-C	4.88	% #	06/10/2051	2,010,702
3,224,000	CLNS Trust, Series 2017-IKPR-D, (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.18	% ^	06/11/2032	3,239,355
3,224,000	CLNS Trust, Series 2017-IKPR-E, (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.63	% ^	06/11/2032	3,249,956
3,224,000	CLNS Trust, Series 2017-IKPR-F, (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.63	% ^	06/11/2032	3,258,930
428,734	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57	% #	04/15/2047	432,305
12,424,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-C, (1 Month LIBOR USD + 1.70%, 1.70% Floor)	3.70	% ^	09/15/2033	12,392,331
22,670,725	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.04	% # I/O	10/15/2045	1,386,188
8,626,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.73	% # ^ Þ	10/15/2045	4,589,906
3,718,182	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.38	% # ^ I/O	12/10/2044	193,731
7,910,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR11-D	5.33	% # ^	08/10/2050	7,501,131
3,500,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.65	% #	11/10/2047	3,453,109
5,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-D	4.39	% #	05/10/2048	4,224,429
1,400,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-C	4.70	% #	08/10/2048	1,376,278
60,382,555	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.17	% # I/O	10/10/2048	3,048,764
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.45	% #	07/10/2048	4,235,062
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.80	% #	10/10/2048	5,637,789
6,664,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.80	% #	02/10/2049	6,720,876
3,786,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.80	% #	02/10/2049	3,731,775
58,759,661	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.20	% # I/O	02/10/2049	3,363,920
9,247,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58	% # ^	08/10/2029	8,876,977
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.74	% #	11/15/2048	5,623,887
58,291,189	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.96	% # I/O	01/15/2049	5,385,610
116,361,342	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.40	% # I/O	06/15/2050	8,253,277
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.93	% #	08/15/2051	3,894,031
4,944,000	CSMC Trust, Series 2017-CHOP-D, (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.06	% ^	07/15/2032	4,957,320
4,944,000	CSMC Trust, Series 2017-CHOP-E, (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.46	% ^	07/15/2032	4,976,387
4,503,000	DBGS Mortgage Trust, Series 2018-5BP-D, (1 Month LIBOR USD + 1.35%)	3.51	% ^	06/15/2033	4,494,573
186,000	DBGS Mortgage Trust, Series 2018-5BP-F, (1 Month LIBOR USD + 2.45%)	4.61	% ^	06/15/2033	185,485
7,501,260	DBGS Mortgage Trust, Series 2018-BIOD-B, (1 Month LIBOR USD + 0.89%, 0.89% Floor)	3.05	% ^	05/15/2035	7,491,547
3,033,880	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.25	% # ^ I/O	07/10/2044	68,102
4,475,000	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-C	3.50	% #	05/10/2049	4,160,298
61,281,763	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.64	% # I/O	05/10/2049	5,105,506
3,316,474	FREMF Mortgage Trust, Series 2016-KF22-B, (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.16	% ^	07/25/2023	3,346,057
674,584	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.61	% #	12/10/2049	668,733
5,296,000	Great Wolf Trust, Series 2017-WOLF-D, (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.41	% ^	09/15/2034	5,323,668
8,210,000	Great Wolf Trust, Series 2017-WOLF-E, (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.41	% ^	09/15/2034	8,269,278
4,370,000	Great Wolf Trust, Series 2017-WOLF-F, (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.38	% ^	09/15/2034	4,405,928
12,284,000	GS Mortgage Securities Corporation, Series 2018-3PCK-A, (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.60	% ^	09/15/2021	12,299,502
2,869,178	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.51	% # ^ I/O	08/10/2044	86,462
4,819,222	GS Mortgage Securities Trust, Series 2012-GC6-XA	2.14	% # ^ I/O	01/10/2045	245,387
3,741,000	GS Mortgage Securities Trust, Series 2014-GC26-C	4.66	% #	11/10/2047	3,646,879
10,957,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.66	% # ^	11/10/2047	9,588,600
97,919,041	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.96	% # I/O	11/10/2048	4,511,052
61,511,545	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.81	% # I/O	05/10/2049	5,431,568
118,674,119	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.28	% # I/O	08/10/2050	8,982,231
10,897,000	GS Mortgage Securities Trust, Series 2017-GS8-C	4.48	% #	11/10/2050	10,693,042
47,087,170	GS Mortgage Securities Trust, Series 2017-GS8-XA	1.13	% # I/O	11/10/2050	3,200,953
777,197	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29	% # I/O	05/15/2045	1,051
783,025	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	783,055
281,126	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	280,487
12,050,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2009-IWST-XB	0.54	% # ^ I/O	12/05/2027	52,740
2,648,612	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4-XA	1.39	% # ^ I/O	07/15/2046	66,764
22,724,144	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.94	% # I/O	10/15/2045	1,264,680
5,249,448	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	2.07	% # I/O	06/15/2045	200,153
78,323,539	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.28	% # I/O	01/15/2049	3,692,109
2,577,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C, (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.38	% ^	07/15/2034	2,585,018
2,418,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D, (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.08	% ^	07/15/2034	2,429,486
2,141,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E, (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.08	% ^	07/15/2034	2,155,792
3,013,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F, (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.88	% ^	07/15/2034	3,039,203
11,310,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C, (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.76	% ^	06/15/2032	11,381,096
3,721,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D, (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.26	% ^	06/15/2032	3,754,041
904,092	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11-AM	6.18	% #	06/15/2049	905,424
1,187,316	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46	% #	01/15/2049	1,179,391
2,704,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,590,821
2,080,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-C	3.94	% #	08/15/2049	1,992,849
9,281,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14	% # ^	10/05/2031	9,032,907
51,870,002	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.09	% # I/O	02/15/2047	1,861,277
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.81	% #	08/15/2047	2,958,330
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.60	% #	09/15/2047	2,799,064
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.59	% #	11/15/2047	3,741,641
56,933,608	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.10	% # I/O	11/15/2047	2,254,377
47,985,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.25	% # I/O	01/15/2048	2,005,960
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.98	% # ^	02/15/2048	11,048,940
9,974,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.32	% #	05/15/2048	9,670,706
50,419,543	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.12	% # I/O	08/15/2048	2,341,277
4,750,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.82	% #	11/15/2048	4,725,777
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77	% #	12/15/2048	6,516,733
6,122,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.90	% #	03/15/2049	6,242,596
62,922,689	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.85	% # I/O	06/15/2049	5,045,934
93,322,557	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-XA	0.82	% # I/O	06/15/2051	4,185,927
591,791	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.90	% # ^ I/O	11/15/2038	154
477,271	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.90	% # ^ I/O	11/15/2038	124
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.71	% # ^	03/10/2049	4,969,235
264,402	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.78	% #	05/12/2039	265,945
2,055,615	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.63	% # ^ I/O	08/15/2045	89,223
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49	% #	10/15/2047	2,958,839
4,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	3,815,866
37,868,767	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.50	% # I/O	02/15/2048	2,246,610
4,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68	% #	10/15/2048	4,587,195
4,250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26-D	3.06	% ^	10/15/2048	3,670,603
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68	% #	12/15/2047	4,560,054
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% # ^	12/15/2047	5,719,279
74,361,431	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.59	% # I/O	09/15/2049	6,331,973
6,907,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-A4	3.72%		12/15/2049	6,884,491
3,022,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D, (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.36	% ^	11/15/2034	3,037,557
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E, (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.31	% ^	11/15/2034	4,549,668
3,434,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F, (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.51	% ^	11/15/2034	3,445,761
10,132,116	Morgan Stanley Capital Trust, Series 2011-C1-XA	0.57	% # ^ I/O	09/15/2047	72,467
4,000,000	Morgan Stanley Capital Trust, Series 2014-CPT-G	3.56	% # ^	07/13/2029	3,854,089
31,282,668	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.79	% # I/O	08/15/2049	2,728,925
7,831,050	MSCG Trust, Series 2016-SNR-C	5.21	% ^	11/15/2034	7,789,343
8,000,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A, (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.01	% ^	06/15/2035	8,008,643
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C, (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.26	% ^	06/15/2035	2,111,575
1,149,475	PFP Ltd., Series 2017-3-A, (1 Month LIBOR USD + 1.05%)	3.21	% ^	01/14/2035	1,151,172
2,851,000	PFP Ltd., Series 2017-3-AS, (1 Month LIBOR USD + 1.30%)	3.46	% ^	01/14/2035	2,857,369
1,639,000	PFP Ltd., Series 2017-3-B, (1 Month LIBOR USD + 1.75%)	3.91	% ^	01/14/2035	1,645,394
1,710,000	PFP Ltd., Series 2017-3-C, (1 Month LIBOR USD + 2.50%)	4.66	% ^	01/14/2035	1,720,234
5,639,629	RAIT Trust, Series 2017-FL7-A, (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.11	% ^	06/15/2037	5,642,072
2,152,000	RAIT Trust, Series 2017-FL7-AS, (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.46	% ^	06/15/2037	2,152,633
54,167,374	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.17	% # I/O	10/10/2048	5,653,070
57,688	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48	% #	08/15/2039	57,845
126,422,822	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.28	% # I/O	08/15/2050	8,988,840
11,033,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.60	% #	12/15/2050	10,889,276
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	5.06	% #	06/15/2051	7,406,001
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	5.13	% #	08/15/2051	2,965,697
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86	% #	02/15/2051	5,720,178
163,538,087	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.06	% # I/O	03/15/2051	11,243,342
10,458,803	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	2.05	% # ^ I/O	08/10/2049	620,296
602,108	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.37	% # I/O	11/15/2048	14
51,115	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30-AJ	5.41	% #	12/15/2043	51,514
6,750,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% ^	08/15/2050	5,592,014
2,200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.27	% #	05/15/2048	2,095,400
5,403,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76	% #	11/15/2048	5,417,429
22,031,943	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.23	% # I/O	11/15/2048	1,271,547
4,610,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.69	% #	09/15/2058	4,564,911
54,712,635	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.30	% # I/O	05/15/2048	2,697,120
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.64	% #	09/15/2057	3,911,852
5,672,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.75	% #	12/15/2048	5,709,266
5,613,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,653,122
77,934,395	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.15	% # I/O	12/15/2048	3,865,663
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88	% #	01/15/2059	4,596,296
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,289,679
6,531,041	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-XA	1.85	% # I/O	10/15/2049	643,822
117,704,690	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.29	% # I/O	09/15/2050	8,786,479
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,624,421
11,490,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	5.15%		08/15/2051	11,581,607
14,823,128	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.05	% # ^ I/O	11/15/2045	921,570
83,400,543	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.23	% # I/O	08/15/2047	3,706,712
53,550,161	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	1.00	% # I/O	09/15/2057	2,013,711
81,092,606	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.79	% # I/O	11/15/2049	7,049,105

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $797,926,876)					771,533,927

Non-Agency Residential Collateralized Mortgage Obligations - 8.9%
10,203,593	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	5.01	% #	03/25/2037	9,034,661
63,799	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.98	% # ^	11/25/2037	66,219
17,512,789	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	16,467,755
12,151,602	Alternative Loan Trust, Series 2007-OA8-2A1, (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.40%		06/25/2047	9,585,107
9,710,246	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65	% # ^	09/25/2048	9,745,893
10,573,312	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75	% # ^	09/25/2048	10,599,240
10,060,836	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85	% # ^	09/25/2048	10,085,466
764,140	Banc of America Funding Corporation, Series 2005-G-A3	3.63	% #	10/20/2035	754,379
374,271	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	365,404
307,808	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	307,625
4,358,553	Bayview Opportunity Master Fund Trust, Series 2018-SBR3-A1	4.09	% ^ §	05/28/2033	4,361,629
267,250	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	205,622
2,892,264	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.01	% #	07/25/2037	2,794,888
1,316,999	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	974,960
20,000,000	CIM Trust, Series 2016-2RR-B2	7.68	% # ^ Þ	02/25/2056	19,440,650
20,000,000	CIM Trust, Series 2016-3RR-B2	7.64	% # ^ Þ	02/27/2056	19,407,072
33,156,966	CIM Trust, Series 2017-6-A1	3.02	% # ^	06/25/2057	32,575,429
79,628	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	81,804
1,695,730	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.45	% ß	09/25/2036	1,750,682
266,255	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	5.85	% ß	05/25/2036	157,302
3,164,041	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	3.94	% # ^	11/25/2038	3,192,408
1,558,321	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00	% # ^	11/25/2036	1,547,859
8,254,112	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00	% # ^	12/25/2036	8,128,414
132,645	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	127,639
72,921	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	68,628
145,096	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	136,417
8,275,880	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	7,938,916
21,209,417	Civic Mortgage LLC, Series 2018-1-A1	3.89	% ^ §	06/25/2022	21,217,360
1,497,914	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	1,546,968
175,227	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	170,453
230,134	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	177,076
1,007,570	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	963,136
172,050	Countrywide Alternative Loan Trust, Series 2005-J10-1A13, (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.92%		10/25/2035	146,497
363,832	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	301,158
9,433,640	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	7,905,953
1,472,138	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	1,135,292
1,523,163	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1, (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.67%		08/25/2037	920,476
441,070	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2, (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	36.12	% I/F	08/25/2037	768,836
99,252	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10, (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	19.71	% I/F	08/25/2037	135,904
473,242	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	428,533
2,194,786	Countrywide Alternative Loan Trust, Series 2007-23CB-A3, (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.72%		09/25/2037	1,493,873
2,156,004	Countrywide Alternative Loan Trust, Series 2007-23CB-A4, (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.28	% I/F I/O	09/25/2037	368,987
729,603	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	204,908
29,427	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.59	% #	02/25/2033	28,678
341,097	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	302,211
736,739	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	620,782
312,104	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	286,670
834,733	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	694,187
106,813	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	103,713
1,283,391	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	1,183,469
3,876,411	CSMC Trust, Series 2006-4-6A1	6.00%		05/25/2036	2,922,686
67,940	CSMC Trust, Series 2006-4-7A1	5.50%		05/25/2021	63,776
79,234	CSMC Trust, Series 2007-1-3A1	6.00%		02/25/2022	40,707
30,218	CSMC Trust, Series 2007-2-2A1	5.00%		03/25/2037	29,575
2,804,680	CSMC Trust, Series 2010-4R-3A17	6.00	% # ^	06/26/2037	2,832,665
7,927,746	CSMC Trust, Series 2013-IVR1-A1	2.50	% # ^	03/25/2043	7,269,062
16,436,835	CSMC Trust, Series 2013-IVR4-A11	3.48	% # ^	07/27/2043	16,156,260
16,162,103	CSMC Trust, Series 2015-PR2-A1	7.25	% ^ §	07/26/2055	16,660,268
10,482,480	CSMC Trust, Series 2016-PR1-A1	5.50	% ^ §	07/25/2056	10,346,782
22,000,000	CSMC Trust, Series 2018-RPL7-A1	4.00	% ^	10/25/2048	22,054,582
50,000,000	CSMC Trust, Series 2018-RPL8-A1	4.13	% ^	07/25/2058	50,064,450
968,602	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1, (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.10	% ^ I/F	04/15/2036	948,251
157,281	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2, (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	10.48	% ^ I/F	04/15/2036	148,963
1,335,471	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4, (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.10	% ^ I/F	04/15/2036	1,159,925
9,450,124	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	8,567,314
371,306	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	289,603
3,370,064	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A1	6.25%		02/25/2037	2,711,252
81,985	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	73,508
6,875,673	GCAT LLC, Series 2017-2-A1	3.50	% ^ §	04/25/2047	6,843,794
3,840,399	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	3,810,599
102,225	GSAA Home Equity Trust, Series 2005-7-AF5	4.61	% ß	05/25/2035	103,502
1,282,373	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	1,100,456
1,197,543	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	839,144
4,043,743	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	4,056,166
514,678	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	617,420
36,183,851	Impac Secured Assets Trust, Series 2006-5-1A1C, (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.49%		02/25/2037	32,183,266
369,093	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19	% ß	05/25/2036	347,768
8,853,267	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31	% ß	08/25/2036	7,950,126
378,607	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12	% ß	08/25/2036	359,644
356,638	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71	% ß	12/25/2036	343,793
279,778	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	240,149
35,008,451	JP Morgan Mortgage Trust, Series 2018-7FRB-A2, (1 Month LIBOR USD + 0.75%)	2.81	% ^	04/25/2046	35,153,855
39,199,155	Legacy Mortgage Asset Trust, Series 2018-GS2-A1	4.00	% ^ §	04/25/2058	39,045,436
33,612,936	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00	% # ^	02/25/2058	33,446,724
1,504,358	Lehman Mortgage Trust, Series 2005-1-2A4	5.50%		11/25/2035	1,433,802
628,809	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	493,803
43,708	Lehman Mortgage Trust, Series 2006-9-1A19, (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	20.49	% I/F	01/25/2037	53,609
716,182	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	501,054
169,311	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	151,593
107,357	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	103,712
45,056	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	29,620
2,038,428	MASTR Asset Securitization Trust, Series 2006-2-1A11, (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,983,262
20,348,730	MFA LLC, Series 2018-NPL1-A1	3.88	% ^ §	05/25/2048	20,318,614
20,239	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2018	22,196
949,100	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	985,238
2,968,856	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.05	% #	06/25/2036	2,592,746
1,417,144	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75	% # ^	05/26/2037	1,355,837
216,299	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% #	01/25/2036	113,333
601,037	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% ß	10/25/2036	246,909
1,068,550	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% ß	02/25/2037	521,533
18,839,338	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1-A1	3.00	% ^ §	06/25/2057	18,614,334
35,536,010	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00	% ^ §	07/25/2057	35,072,766
58,466	Option One Mortgage Loan Trust, Series 2004-3-M3, (1 Month LIBOR USD + 0.98%, 0.65% Floor)	3.19%		11/25/2034	59,060
30,924,233	Option One Mortgage Loan Trust, Series 2007-6-1A1, (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.41%		07/25/2037	26,664,197
10,232,469	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% # ^	10/25/2049	9,038,986
27,097,476	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47	% ^ §	09/25/2022	26,965,295
13,023,165	Pretium Mortgage Credit Partners LLC, Series 2017-NPL2-A1	3.25	% ^ §	03/28/2057	12,991,167
341,699	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	328,161
408,516	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	366,771
4,457,715	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	4,174,382
4,210,097	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	3,934,210
824,062	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	756,225
120,986	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	119,398
1,367,512	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	1,258,500
4,773,562	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	4,432,962
254,969	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41	% ß	01/25/2035	256,729
196,263	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	166,027
289,363	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	226,583
56,906	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	48,948
1,804,175	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	1,001,754
146,436	Residential Asset Securitization Trust, Series 2006-R1-A1, (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	19.54	% I/F	01/25/2046	212,731
104,197	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	99,931
544,006	Residential Funding Mortgage Securities Trust, Series 2006-S11-A3	6.00%		11/25/2036	506,271
1,047,247	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	992,275
689,368	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	653,920
9,176,209	Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00	% #	11/25/2057	8,583,256
40,141,188	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.65	% # ¥ ^	02/25/2054	33,905,018
7,452,639	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00	% # ¥ ^	12/26/2059	7,057,249
10,311,789	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00	% # ¥ ^	10/25/2044	9,757,846
2,880,760	SGR Residential Mortgage Trust, Series 2016-1-A1	3.75	% # ^	11/25/2046	2,909,965
24,521,749	Shellpoint Co-Originator Trust, Series 2016-1-1A10	3.50	% # ^	11/25/2046	24,212,444
726,423	Structured Asset Securities Corporation, Series 2003-35-1A1	5.17	% #	12/25/2033	750,313
1,090,721	Structured Asset Securities Corporation, Series 2005-14-1A1, (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.25% Cap)	2.52%		07/25/2035	872,673
1,014,006	Structured Asset Securities Corporation, Series 2005-16-1A3	5.50%		09/25/2035	1,016,662
1,365,937	Structured Asset Securities Corporation, Series 2005-RF1-A, (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.57	% ^	03/25/2035	1,278,169
1,365,937	Structured Asset Securities Corporation, Series 2005-RF1-AIO	2.91	% # ^ I/O	03/25/2035	131,249
35,175,860	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59	% ^	04/25/2048	34,863,956
4,898,120	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91	% ^	04/25/2048	4,853,699
1,699,698	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26	% ^	04/25/2048	1,681,763
1,202,023	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41	% ^	04/25/2048	1,189,325
15,229,307	VOLT LLC, Series 2017-NP10-A1	3.00	% ^ §	10/25/2047	15,099,397
13,848,401	VOLT LLC, Series 2017-NPL3-A1	3.50	% ^ §	03/25/2047	13,817,900
9,859,227	VOLT LLC, Series 2017-NPL6-A1	3.25	% ^ §	05/25/2047	9,828,903
4,869,138	VOLT LLC, Series 2017-NPL8-A1	3.13	% ^ §	06/25/2047	4,840,783
41,105,640	VOLT LLC, Series 2017-NPL9-A1	3.13	% ^ §	09/25/2047	40,727,460
12,619,477	VOLT LLC, Series 2018-NPL1-A1	3.75	% ^ §	04/25/2048	12,612,572
130,665	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	123,048
897,922	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	853,871
2,397,772	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	2,329,431
4,366,803	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.60	% ß	10/25/2036	2,642,566
3,067,967	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A, (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	2.27%		01/25/2047	3,027,617
1,835,970	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	1,782,908
119,048	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11, (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	26.19	% I/F	06/25/2037	188,242
9,846,613	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	7,057,192
1,033,951	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	1,022,798
799,464	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	790,201
43,164	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	4.54	% #	08/25/2035	41,855
60,046	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	4.48	% #	10/25/2035	60,728
256,540	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	251,405
896,189	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	874,011
723,875	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A5	6.00%		07/25/2037	723,471
803,102	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	785,962
1,174,467	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,169,620
1,492,928	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	1,479,815
352,525	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A16	5.50%		04/25/2037	351,241
79,798	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	80,197

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $951,815,532)					955,263,884

US Corporate Bonds - 12.3%
13,891,000	AbbVie, Inc.	4.70%		05/14/2045	13,373,701
12,868,000	Air Lease Corporation	3.75%		02/01/2022	12,899,031
2,060,000	AK Steel Corporation	6.38%		10/15/2025	1,969,875
2,522,000	Albertson’s Holdings LLC	5.75%		03/15/2025	2,269,800
9,790,000	Alexandria Real Estate Equities, Inc.	4.00%		01/15/2024	9,823,145
3,605,000	Alliant Holdings Intermediate LLC	8.25	% ^	08/01/2023	3,740,187
9,017,000	Ally Financial, Inc.	4.13%		03/30/2020	9,073,356
4,330,000	Ally Financial, Inc.	4.25%		04/15/2021	4,371,135
3,785,000	Altice US Finance Corporation	5.38	% ^	07/15/2023	3,837,044
3,370,000	AMC Merger, Inc.	8.00	% ^	05/15/2025	2,578,050
2,363,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	2,416,167
2,175,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	2,142,375
27,000,000	American Express Credit Corporation	2.50%		08/01/2022	25,929,352
14,172,000	American Tower Corporation	3.60%		01/15/2028	13,259,303
12,519,000	Andeavor	5.13%		12/15/2026	13,113,525
6,100,000	Anheuser-Busch InBev Finance, Inc.	4.90%		02/01/2046	6,135,820
6,540,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	6,349,934
6,595,000	Apache Corporation	4.38%		10/15/2028	6,496,896
2,565,000	Argos Merger Sub, Inc.	7.13	% ^	03/15/2023	1,856,419
6,690,000	Arrow Electronics, Inc.	3.88%		01/12/2028	6,240,568
3,680,000	Ascend Learning LLC	6.88	% ^	08/01/2025	3,726,000
3,735,000	AssuredPartners, Inc.	7.00	% ^	08/15/2025	3,706,987
20,665,000	AT&T, Inc.	5.25%		03/01/2037	20,631,139
13,479,000	Athene Global Funding	3.00	% ^	07/01/2022	13,072,035
2,860,000	Avantor, Inc.	9.00	% ^	10/01/2025	2,956,525
13,500,000	AXA Equitable Holdings, Inc.	3.90	% ^	04/20/2023	13,412,811
3,940,000	B&G Foods, Inc.	5.25%		04/01/2025	3,786,576
2,205,000	BAT Capital Corporation, (3 Month LIBOR USD + 0.88%)	3.19	% ^	08/15/2022	2,223,627
1,090,000	Bausch Health Companies, Inc.	7.00	% ^	03/15/2024	1,154,310
4,005,000	Beacon Escrow Corporation	4.88	% ^	11/01/2025	3,704,625
20,635,000	Becton Dickinson and Company	2.89%		06/06/2022	20,076,577
3,530,000	BlueLine Rental Finance Corporation	9.25	% ^	03/15/2024	3,713,119
12,404,000	Boston Properties LP	4.13%		05/15/2021	12,620,515
750,000	Boston Properties LP	3.20%		01/15/2025	718,349
3,785,000	Boyne USA, Inc.	7.25	% ^	05/01/2025	4,021,562
15,160,000	Brighthouse Financial, Inc.	3.70%		06/22/2027	13,480,147
3,760,000	Builders FirstSource, Inc.	5.63	% ^	09/01/2024	3,628,400
11,594,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	12,082,770
1,025,000	Calfrac Holdings LP	8.50	% ^	06/15/2026	960,937
765,000	Calpine Corporation	5.75%		01/15/2025	679,894
3,265,000	Capital One Financial Corporation, (3 Month LIBOR USD + 0.72%)	3.06%		01/30/2023	3,252,505
1,995,000	CB Escrow Corporation	8.00	% ^	10/15/2025	1,870,312
1,881,000	CCO Holdings LLC	5.75	% ^	02/15/2026	1,892,756
2,030,000	CCO Holdings LLC	5.00	% ^	02/01/2028	1,913,072
905,000	CDK Global, Inc.	5.88%		06/15/2026	937,019
14,005,000	Celgene Corporation	4.35%		11/15/2047	12,566,774
2,825,000	Cengage Learning, Inc.	9.50	% ^	06/15/2024	2,447,156
3,470,000	Centene Corporation	4.75%		01/15/2025	3,470,000
395,000	Centene Corporation	5.38	% ^	06/01/2026	405,862
12,706,000	Charter Communications Operating LLC	4.91%		07/23/2025	12,913,968
3,920,000	Cheniere Energy Partners LP	5.25%		10/01/2025	3,929,800
1,190,000	Cincinnati Bell, Inc.	7.00	% ^	07/15/2024	1,097,775
19,770,000	Citigroup, Inc., (3 Month LIBOR USD + 1.10%)	3.41%		05/17/2024	19,939,943
3,930,000	CNX Midstream Partners LP	6.50	% ^	03/15/2026	3,920,175
3,710,000	CommScope Technologies Finance LLC	6.00	% ^	06/15/2025	3,847,270
1,970,000	Constellation Merger Sub, Inc.	8.50	% ^	09/15/2025	1,876,425
15,555,000	Corning, Inc.	4.38%		11/15/2057	13,657,314
3,865,000	CRC Issuer LLC	5.25	% ^	10/15/2025	3,691,075
1,940,000	Crown Americas LLC	4.50%		01/15/2023	1,952,610
1,950,000	Crown Americas LLC	4.75	% ^	02/01/2026	1,872,000
12,600,000	Crown Castle International Corporation	3.65%		09/01/2027	11,854,570
815,000	Crown Castle International Corporation	3.80%		02/15/2028	773,969
1,988,000	CSC Holdings LLC	5.25%		06/01/2024	1,948,240
1,895,000	CSI Compressco LP	7.50	% ^	04/01/2025	1,942,375
14,520,000	CSX Corporation	3.80%		11/01/2046	13,161,805
13,185,000	CVS Health Corporation	5.05%		03/25/2048	13,522,022
26,330,000	Daimler Finance North America LLC, (3 Month LIBOR USD + 0.84%)	3.18	% ^	05/04/2023	26,450,780
1,765,000	Dana Financing Ltd.	5.75	% ^	04/15/2025	1,737,995
13,200,000	Delta Air Lines, Inc.	3.80%		04/19/2023	12,942,373
735,000	Delta Merger Sub, Inc.	6.00	% ^	09/15/2026	746,025
16,370,000	Discover Financial Services	4.10%		02/09/2027	15,665,557
1,880,000	DJO Finance LLC	8.13	% ^	06/15/2021	1,929,350
13,595,000	Dollar Tree, Inc.	4.00%		05/15/2025	13,346,902
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,184,899
4,915,000	Duke Energy Corporation	3.95%		08/15/2047	4,440,539
8,955,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	8,792,649
13,290,000	Edison International	4.13%		03/15/2028	13,171,822
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,236,050
2,130,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	2,164,612
1,961,000	Embarq Corporation	8.00%		06/01/2036	1,965,902
11,575,000	Enable Midstream Partners LP	4.40%		03/15/2027	11,123,239
1,710,000	Enable Midstream Partners LP	4.95%		05/15/2028	1,699,368
12,005,000	Energy Transfer Partners LP	4.75%		01/15/2026	12,142,932
1,250,000	Energy Transfer Partners LP	4.20%		04/15/2027	1,208,979
3,560,000	Ensemble S Merger Sub, Inc.	9.00	% ^	09/30/2023	3,729,100
170,000	Enterprise Merger Sub, Inc.	8.75	% ^	10/15/2026	170,000
2,075,000	EP Energy LLC	7.75	% ^	05/15/2026	2,132,062
13,570,000	EQT Corporation	3.90%		10/01/2027	12,733,203
16,730,000	EQT Midstream Partners LP	4.75%		07/15/2023	16,978,182
3,836,000	ESH Hospitality, Inc.	5.25	% ^	05/01/2025	3,730,510
14,245,000	Expedia Group, Inc.	3.80%		02/15/2028	13,147,029
1,455,000	Extraction Oil & Gas, Inc.	5.63	% ^	02/01/2026	1,294,950
12,323,000	FedEx Corporation	4.75%		11/15/2045	12,367,767
9,960,000	Fidelity National Information Services, Inc.	3.63%		10/15/2020	10,018,572
1,250,000	Financial & Risk US Holdings, Inc.	6.25	% ^	05/15/2026	1,250,781
100,000	Financial & Risk US Holdings, Inc.	8.25	% ^	11/15/2026	99,644
1,670,000	First Data Corporation	7.00	% ^	12/01/2023	1,743,062
1,855,000	First Data Corporation	5.75	% ^	01/15/2024	1,885,607
2,055,000	Flex Acquisition Company, Inc.	6.88	% ^	01/15/2025	1,972,800
630,000	Flex Acquisition Company, Inc.	7.88	% ^	07/15/2026	623,700
10,945,000	Ford Motor Company	7.45%		07/16/2031	12,217,067
2,220,000	Foresight Energy LLC	11.50	% ^	04/01/2023	1,975,800
1,355,000	frontdoor, Inc.	6.75	% ^	08/15/2026	1,399,038
915,000	Frontier Communications Corporation	8.50%		04/15/2020	926,438
1,060,000	Frontier Communications Corporation	8.50	% ^	04/01/2026	1,005,675
2,908,000	FTS International, Inc.	6.25%		05/01/2022	2,802,585
4,265,000	General Motors Financial Company, (3 Month LIBOR USD + 0.80%)	3.14%		08/07/2020	4,280,470
11,555,000	General Motors Financial Company, (3 Month LIBOR USD + 0.99%)	3.33%		01/05/2023	11,582,368
6,205,000	General Motors Financial Company	3.95%		04/13/2024	6,048,959
3,440,000	Genesys Telecommunications Laboratories, Inc.	10.00	% ^	11/30/2024	3,818,400
12,887,000	Georgia-Pacific LLC	3.60	% ^	03/01/2025	12,766,232
7,530,000	GLP Capital LP	5.75%		06/01/2028	7,788,731
5,390,000	GLP Capital LP	5.30%		01/15/2029	5,413,069
2,785,000	Golden Nugget, Inc.	6.75	% ^	10/15/2024	2,832,011
8,250,000	Goldman Sachs Group, Inc., (3 Month LIBOR USD + 0.78%)	3.12%		10/31/2022	8,293,418
8,315,000	Goldman Sachs Group, Inc., (3 Month LIBOR USD + 1.17%)	3.48%		05/15/2026	8,327,408
2,970,000	GTT Communications, Inc.	7.88	% ^	12/31/2024	2,903,175
3,955,000	Gulfport Energy Corporation	6.38%		05/15/2025	3,905,563
13,295,000	Halfmoon Parent, Inc., (3 Month LIBOR USD + 0.89%)	3.22	% ^	07/15/2023	13,304,413
14,342,000	Hasbro, Inc.	3.50%		09/15/2027	13,332,108
1,940,000	HCA Healthcare, Inc.	6.25%		02/15/2021	2,027,300
2,825,000	HCA, Inc.	5.38%		09/01/2026	2,865,963
3,765,000	Hess Infrastructure Partners LP	5.63	% ^	02/15/2026	3,821,475
945,000	Hexion Finance Corporation	6.63%		04/15/2020	890,663
2,895,000	Hexion, Inc.	10.38	% ^	02/01/2022	2,829,863
420,000	Hi-Crush Partners LP	9.50	% ^	08/01/2026	392,175
1,990,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	1,930,897
13,483,000	Hilton Domestic Operating Company, Inc.	5.13	% ^	05/01/2026	13,466,146
1,020,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	1,048,050
2,695,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	2,711,844
2,125,000	Indigo Natural Resources LLC	6.88	% ^	02/15/2026	2,066,563
3,685,000	Informatica LLC	7.13	% ^	07/15/2023	3,790,317
3,894,000	IRB Holding Corporation	6.75	% ^	02/15/2026	3,825,855
1,760,000	Iridium Communications, Inc.	10.25	% ^	04/15/2023	1,927,728
2,975,000	JBS USA Finance, Inc.	6.75	% ^	02/15/2028	2,960,125
2,005,000	Jeld-Wen, Inc.	4.63	% ^	12/15/2025	1,854,625
1,900,000	KAR Auction Services, Inc.	5.13	% ^	06/01/2025	1,847,750
16,414,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	19,907,934
945,000	Kratos Defense & Security Solutions, Inc.	6.50	% ^	11/30/2025	974,815
12,860,000	Kroger Company	3.40%		04/15/2022	12,759,776
1,382,000	Level 3 Communications, Inc.	5.75%		12/01/2022	1,401,279
3,385,000	Level 3 Financing, Inc.	5.38%		01/15/2024	3,399,352
16,274,000	Liberty Mutual Group, Inc.	6.50	% ^	05/01/2042	19,713,252
1,905,000	Live Nation Entertainment, Inc.	5.63	% ^	03/15/2026	1,928,813
11,527,000	Lockheed Martin Corporation	4.70%		05/15/2046	12,317,105
3,290,000	LTF Merger Sub, Inc.	8.50	% ^	06/15/2023	3,442,163
450,000	Marriott Ownership Resorts, Inc.	6.50	% ^	09/15/2026	463,005
12,985,000	Marvell Technology Group Ltd.	4.20%		06/22/2023	12,931,709
2,250,000	Masonite International Corporation	5.75	% ^	09/15/2026	2,261,250
2,920,000	Match Group, Inc.	5.00	% ^	12/15/2027	2,920,292
895,000	Matterhorn Merger Sub LLC	8.50	% ^	06/01/2026	874,863
5,220,000	McDonald’s Corporation	4.45%		03/01/2047	5,137,821
50,000	Metropolitan Edison Company	4.00	% ^	04/15/2025	49,565
4,120,000	MGM Growth Properties LP	4.50%		01/15/2028	3,790,812
13,355,000	Microchip Technology, Inc.	4.33	% ^	06/01/2023	13,283,040
13,545,000	Morgan Stanley, (3 Month LIBOR USD + 1.34%)	3.59%		07/22/2028	12,858,577
14,215,000	Mosaic Company	4.05%		11/15/2027	13,771,443
2,350,000	Moss Creek Resources Holdings, Inc.	7.50	% ^	01/15/2026	2,358,813
4,585,000	MPH Acquisition Holdings LLC	7.13	% ^	06/01/2024	4,777,570
255,000	MPT Operating Partnership LP	5.25%		08/01/2026	255,000
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,606,428
2,195,000	Nabors Industries, Inc.	5.75%		02/01/2025	2,109,755
3,630,000	Navient Corporation	6.50%		06/15/2022	3,775,200
6,140,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	5,914,776
4,040,000	NextEra Energy Operating Partners LP	4.50	% ^	09/15/2027	3,883,450
3,777,000	NFP Corporation	6.88	% ^	07/15/2025	3,795,885
335,000	NGL Energy Finance Corporation	7.50%		11/01/2023	338,350
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	142,160
6,715,000	Oracle Corporation	4.13%		05/15/2045	6,514,972
7,005,000	Owens Corning	4.40%		01/30/2048	5,814,111
7,010,000	Packaging Corporation of America	3.40%		12/15/2027	6,598,011
1,790,000	Par Petroleum Finance Corporation	7.75	% ^	12/15/2025	1,785,525
3,675,000	Peabody Securities Finance Corporation	6.00	% ^	03/31/2022	3,748,500
6,620,000	Penske Truck Leasing Company	4.20	% ^	04/01/2027	6,505,899
475,000	PetSmart, Inc.	5.88	% ^	06/01/2025	391,728
3,885,000	Pilgrim’s Pride Corporation	5.75	% ^	03/15/2025	3,758,738
1,670,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50	% # ^	12/01/2022	1,731,773
3,215,000	Post Holdings, Inc.	5.50	% ^	03/01/2025	3,201,336
2,689,000	Prime Security Services Borrower LLC	9.25	% ^	05/15/2023	2,882,608
9,975,000	PSEG Power LLC	3.85%		06/01/2023	9,946,997
1,800,000	QEP Resources, Inc.	5.25%		05/01/2023	1,761,750
1,975,000	QEP Resources, Inc.	5.63%		03/01/2026	1,896,000
380,000	Radiate Finance, Inc.	6.88	% ^	02/15/2023	367,650
1,695,000	Radiate Finance, Inc.	6.63	% ^	02/15/2025	1,589,063
13,525,000	Reynolds American, Inc.	4.00%		06/12/2022	13,617,704
2,543,000	Riverbed Technology, Inc.	8.88	% ^	03/01/2023	2,406,314
6,480,000	Royal Caribbean Cruises Ltd.	3.70%		03/15/2028	6,017,428
16,260,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	16,704,386
1,355,000	Schweitzer-Mauduit International, Inc.	6.88	% ^	10/01/2026	1,385,488
3,265,000	Select Medical Corporation	6.38%		06/01/2021	3,325,860
2,335,000	Sirius XM Radio, Inc.	5.38	% ^	07/15/2026	2,323,325
1,950,000	Six Flags Entertainment Corporation	4.88	% ^	07/31/2024	1,914,900
13,206,000	Smithfield Foods, Inc.	4.25	% ^	02/01/2027	12,435,162
6,785,000	Southern California Edison Company	4.13%		03/01/2048	6,490,680
5,413,000	Southern Company	1.85%		07/01/2019	5,373,246
1,905,000	Springleaf Finance Corporation	6.88%		03/15/2025	1,908,810
1,200,000	Springleaf Finance Corporation	7.13%		03/15/2026	1,200,000
1,775,000	Sprint Capital Corporation	6.88%		11/15/2028	1,787,762
2,610,000	Sprint Corporation	7.13%		06/15/2024	2,717,663
13,170,000	Sprint Spectrum Company LLC	4.74	% ^	03/20/2025	13,196,999
820,000	Stevens Holding Company, Inc.	6.13	% ^	10/01/2026	835,375
3,703,000	SunCoke Energy Partners Finance Corporation	7.50	% ^	06/15/2025	3,823,348
1,995,000	Sunoco LP	5.50	% ^	02/15/2026	1,932,158
10,459,000	Synchrony Financial	3.00%		08/15/2019	10,440,124
3,265,000	Synchrony Financial	3.95%		12/01/2027	2,963,744
1,345,000	Tapstone Energy Finance Corporation	9.75	% ^	06/01/2022	1,260,938
2,035,000	Targa Resources Partners Finance Corporation	5.88	% ^	04/15/2026	2,108,769
2,230,000	Team Health Holdings, Inc.	6.38	% ^	02/01/2025	1,940,100
3,935,000	Tempo Acquisition Finance Corporation	6.75	% ^	06/01/2025	3,836,625
3,880,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	3,729,650
3,750,000	Tenet Healthcare Corporation	7.00%		08/01/2025	3,720,000
1,940,000	TerraForm Power Operating LLC	4.25	% ^	01/31/2023	1,901,200
12,870,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	12,822,711
2,005,000	T-Mobile USA, Inc.	4.50%		02/01/2026	1,913,773
435,000	TransDigm, Inc.	6.88	% ^	05/15/2026	447,506
3,335,000	TransDigm, Inc.	6.38%		06/15/2026	3,376,688
980,000	Transocean Guardian Ltd.	5.88	% ^	01/15/2024	992,250
880,000	Transocean Pontus Ltd.	6.13	% ^	08/01/2025	896,491
2,482,000	Transocean Proteus Ltd.	6.25	% ^	12/01/2024	2,534,743
1,700,000	Trident Merger Sub, Inc.	6.63	% ^	11/01/2025	1,615,000
3,805,000	Triumph Group, Inc.	7.75%		08/15/2025	3,705,119
2,703,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	2,716,245
2,940,000	USA Compression Partners LP	6.88	% ^	04/01/2026	3,046,575
1,825,000	Valeant Pharmaceuticals International, Inc.	9.25	% ^	04/01/2026	1,973,281
640,000	Valeant Pharmaceuticals International, Inc.	8.50	% ^	01/31/2027	673,600
14,757,000	Verizon Communications, Inc.	4.40%		11/01/2034	14,415,124
1,720,000	Verscend Escrow Corporation	9.75	% ^	08/15/2026	1,778,050
4,020,000	Viking Cruises Ltd.	5.88	% ^	09/15/2027	3,932,766
1,500,000	Vine Oil & Gas Finance Corporation	8.75	% ^	04/15/2023	1,470,000
2,855,000	Vistra Operations Company LLC	5.50	% ^	09/01/2026	2,890,688
3,415,000	Vizient, Inc.	10.38	% ^	03/01/2024	3,752,231
1,675,000	Wand Merger Corporation	8.13	% ^	07/15/2023	1,758,415
2,215,000	Waste Pro, Inc.	5.50	% ^	02/15/2026	2,170,700
1,005,000	Weatherford International Ltd.	9.88%		02/15/2024	987,413
2,415,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	2,460,281
835,000	WellCare Health Plans, Inc.	5.38	% ^	08/15/2026	851,700
13,175,000	Welltower, Inc.	3.95%		09/01/2023	13,183,756
13,740,000	WestRock Company	3.75	% ^	03/15/2025	13,517,533
2,755,000	Whiting Petroleum Corporation	6.63%		01/15/2026	2,875,531
13,740,000	Willis North America, Inc.	4.50%		09/15/2028	13,755,815
13,436,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	13,309,424

Total US Corporate Bonds (Cost $1,342,781,565)					1,316,656,670

US Government and Agency Mortgage Backed Obligations - 15.4%
711,292	Federal Home Loan Mortgage Corporation, Pool G0-1840	5.00%		07/01/2035	755,049
388,972	Federal Home Loan Mortgage Corporation, Pool G0-4817	5.00%		09/01/2038	413,058
15,513,691	Federal Home Loan Mortgage Corporation, Pool G0-8537	3.00%		07/01/2043	14,974,089
11,619,875	Federal Home Loan Mortgage Corporation, Pool G0-8622	3.00%		01/01/2045	11,187,597
10,712,367	Federal Home Loan Mortgage Corporation, Pool G0-8686	3.00%		01/01/2046	10,272,326
46,788,013	Federal Home Loan Mortgage Corporation, Pool G0-8701	3.00%		04/01/2046	44,853,305
2,582,045	Federal Home Loan Mortgage Corporation, Pool N7-0081	5.50%		07/01/2038	2,802,720
9,484,769	Federal Home Loan Mortgage Corporation, Pool Q3-3789	3.50%		06/01/2045	9,361,740
47,357,194	Federal Home Loan Mortgage Corporation, Pool Q5-1461	3.50%		10/01/2047	46,649,121
3,459,925	Federal Home Loan Mortgage Corporation, Pool T6-0854	3.50%		09/01/2042	3,384,849
622,579	Federal Home Loan Mortgage Corporation, Pool U6-0299	4.00%		11/01/2040	635,244
18,898,022	Federal Home Loan Mortgage Corporation, Pool V8-3144	4.00%		04/01/2047	19,115,243
67,735	Federal Home Loan Mortgage Corporation, Series 2692-SC, (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	8.97	% I/F	07/15/2033	73,856
2,163,967	Federal Home Loan Mortgage Corporation, Series 2722-PS, (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	7.49	% I/F	12/15/2033	2,289,205
104,223	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	110,210
216,092	Federal Home Loan Mortgage Corporation, Series 3002-SN, (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.34	% I/F I/O	07/15/2035	28,042
92,637	Federal Home Loan Mortgage Corporation, Series 3045-DI, (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.57	% I/F I/O	10/15/2035	13,694
342,044	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	371,954
30,251	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	30,954
400,608	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	422,008
121,875	Federal Home Loan Mortgage Corporation, Series 3275-SC, (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.92	% I/F I/O	02/15/2037	14,641
459,187	Federal Home Loan Mortgage Corporation, Series 3382-SB, (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84	% I/F I/O	11/15/2037	37,608
397,831	Federal Home Loan Mortgage Corporation, Series 3384-S, (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	4.23	% I/F I/O	11/15/2037	34,392
601,152	Federal Home Loan Mortgage Corporation, Series 3417-SX, (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.02	% I/F I/O	02/15/2038	49,064
51,364	Federal Home Loan Mortgage Corporation, Series 3423-GS, (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.49	% I/F I/O	03/15/2038	4,203
51,364	Federal Home Loan Mortgage Corporation, Series 3423-SG, (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.49	% I/F I/O	03/15/2038	3,731
150,875	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.69	% # I/O P/O	06/15/2038	148,571
20,273,647	Federal Home Loan Mortgage Corporation, Series 355-300	3.00%		08/15/2047	19,419,246
154,238	Federal Home Loan Mortgage Corporation, Series 3562-WS, (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.79	% I/F I/O	08/15/2039	7,864
201,531	Federal Home Loan Mortgage Corporation, Series 3582-SA, (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84	% I/F I/O	10/15/2049	24,723
65,863,288	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	63,170,080
492,192	Federal Home Loan Mortgage Corporation, Series 3606-CS, (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.19	% I/F I/O	12/15/2039	77,079
287,203	Federal Home Loan Mortgage Corporation, Series 3616-SG, (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.19	% I/F I/O	03/15/2032	28,351
1,148,624	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	1,199,516
414,431	Federal Home Loan Mortgage Corporation, Series 3666-SC, (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.61	% I/F I/O	05/15/2040	41,146
293,557	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	308,525
2,474,734	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50	% >	12/15/2040	2,565,263
1,400,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,400,016
473,984	Federal Home Loan Mortgage Corporation, Series 3786-SG, (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.18	% I/F	01/15/2041	434,710
4,906,417	Federal Home Loan Mortgage Corporation, Series 3792-SE, (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	5.54	% I/F	01/15/2041	4,654,072
2,716,390	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00	% >	01/15/2041	2,778,943
52,467	Federal Home Loan Mortgage Corporation, Series 3798-SD, (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	5.28	% I/F	12/15/2040	50,645
1,161,980	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	1,236,453
1,156,635	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	1,145,479
2,361,633	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	2,467,914
1,253,956	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	1,319,652
3,736,782	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	3,781,308
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW, (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	6.72	% I/F	02/15/2041	253,209
2,019,037	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	2,112,174
3,005,309	Federal Home Loan Mortgage Corporation, Series 3888-ZG	4.00%		07/15/2041	3,058,058
12,273,550	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	12,490,757
3,095,055	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00	% >	08/15/2041	3,319,472
22,424,013	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00	% >	09/15/2041	22,929,253
4,554,855	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	4,395,648
25,669,835	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00	% >	06/15/2042	26,005,791
9,241,202	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50	% >	08/15/2042	8,785,307
28,921,037	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00	% >	02/15/2043	26,049,562
6,144,370	Federal Home Loan Mortgage Corporation, Series 4291-MS, (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.74	% I/F I/O	01/15/2054	848,027
18,753,278	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00	% >	05/15/2044	16,758,238
13,726,382	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	13,527,680
10,653,643	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	10,443,357
13,720,321	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50	% >	11/15/2044	12,889,488
374,338	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	373,826
11,400,350	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50	% >	12/15/2044	10,834,637
14,548,685	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	14,367,801
23,071,486	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	22,205,623
33,508,361	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	32,331,373
20,260,004	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	19,612,303
11,486,107	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	11,306,656
54,615,580	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	51,882,688
96,255,019	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	92,250,339
71,969,057	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	70,084,483
35,083,390	Federal Home Loan Mortgage Corporation, Series 4768-CA	3.50%		03/15/2044	34,982,374
4,781,000	Federal Home Loan Mortgage Corporation, Series K050-A2	3.33	% #	08/25/2025	4,774,980
6,528,000	Federal Home Loan Mortgage Corporation, Series K053-A2	3.00%		12/25/2025	6,372,822
450,904	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	482,258
6,720,000	Federal Home Loan Mortgage Corporation Pass-Thru, Series K054-A2	2.75%		01/25/2026	6,447,322
104,862,337	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.44	% # I/O	03/25/2023	4,888,829
16,031,176	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	15,490,142
46,051,400	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	44,015,565
9,605,422	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	8,895,500
22,530,248	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	21,587,827
21,225,080	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	19,656,382
15,616,259	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	15,286,275
27,108,478	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	25,910,241
38,090,360	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	36,500,996
320,238	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	344,503
2,309,660	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	2,449,662
411,808	Federal National Mortgage Association, Series 2006-101-SA, (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.36	% I/F I/O	10/25/2036	61,642
175,163	Federal National Mortgage Association, Series 2006-56-SM, (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.53	% I/F I/O	07/25/2036	20,343
135,283	Federal National Mortgage Association, Series 2007-116-BI, (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03	% I/F I/O	05/25/2037	14,656
1,643,424	Federal National Mortgage Association, Series 2007-30-FS, (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	19.56	% I/F	04/25/2037	2,110,693
639,017	Federal National Mortgage Association, Series 2007-30-OI, (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	4.22	% I/F I/O	04/25/2037	93,827
113,280	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	117,320
60,665	Federal National Mortgage Association, Series 2008-62-SC, (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	07/25/2038	4,762
624,921	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	647,422
21,340	Federal National Mortgage Association, Series 2009-111-SE, (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03	% I/F I/O	01/25/2040	2,167
75,373	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	79,343
78,452	Federal National Mortgage Association, Series 2009-48-WS, (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.73	% I/F I/O	07/25/2039	7,018
261,940	Federal National Mortgage Association, Series 2009-62-PS, (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88	% I/F I/O	08/25/2039	15,336
1,195,696	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	1,237,787
282,002	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	287,192
124,554	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	127,191
55,491	Federal National Mortgage Association, Series 2010-109-BS, (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	31.86	% I/F	10/25/2040	148,706
476,886	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	475,455
279,780	Federal National Mortgage Association, Series 2010-121-SD, (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.28	% I/F I/O	10/25/2040	17,655
29,336	Federal National Mortgage Association, Series 2010-137-VS, (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	8.69	% I/F	12/25/2040	31,818
2,269,427	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	2,250,272
57,324	Federal National Mortgage Association, Series 2010-31-SA, (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	04/25/2040	3,205
89,932	Federal National Mortgage Association, Series 2010-34-PS, (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	2.71	% I/F I/O	04/25/2040	7,023
202,121	Federal National Mortgage Association, Series 2010-35-SP, (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.13	% I/F I/O	04/25/2050	25,159
44,452	Federal National Mortgage Association, Series 2010-35-SV, (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.23	% I/F I/O	04/25/2040	3,271
2,108,924	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	2,157,938
107,938	Federal National Mortgage Association, Series 2010-59-PS, (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.23	% I/F I/O	03/25/2039	5,513
259,465	Federal National Mortgage Association, Series 2010-59-SC, (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78	% I/F I/O	01/25/2040	18,618
886,468	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	911,269
232,753	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	245,096
516,991	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	547,739
128,189	Federal National Mortgage Association, Series 2010-90-GS, (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78	% I/F I/O	08/25/2040	14,308
57,791	Federal National Mortgage Association, Series 2010-99-SG, (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	14.48	% I/F	09/25/2040	76,808
6,379,399	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	6,456,772
15,063,093	Federal National Mortgage Association, Series 2011-18-UZ	4.00%		03/25/2041	15,526,545
1,460,621	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	1,452,277
1,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	982,637
1,193,884	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,228,878
25,229,064	Federal National Mortgage Association, Series 2013-45-LZ	3.00	% >	05/25/2043	22,828,062
32,395,719	Federal National Mortgage Association, Series 2013-6-ZB	3.00%		02/25/2043	28,154,559
9,834,857	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	9,702,021
25,957,220	Federal National Mortgage Association, Series 2014-70-VZ	3.00	% >	11/25/2044	23,178,211
8,688,842	Federal National Mortgage Association, Series 2014-73-CZ	3.00	% >	11/25/2044	7,691,770
23,517,113	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	23,108,839
6,348,000	Federal National Mortgage Association, Series 2016-M3-A2	2.70%		02/25/2026	6,044,201
3,661,900	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	3,575,043
96,528,471	Federal National Mortgage Association, Series 2018-21	0.00	% P/O	04/25/2048	74,486,137
67,017,428	Federal National Mortgage Association, Series 2018-27	3.00%		12/25/2047	63,931,288
172,859,235	Federal National Mortgage Association, Series 2018-35	0.00	% P/O	05/25/2048	131,265,552
64,938,023	Federal National Mortgage Association, Series 2018-36	3.00%		06/25/2048	62,578,597
41,293,871	Federal National Mortgage Association, Series 2018-39	3.00%		06/25/2048	39,692,672
320,971	Federal National Mortgage Association, Series 400-S4, (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.23	% I/F I/O	11/25/2039	36,709
139,175	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	147,835
119,941	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	127,407
961,365	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	1,021,288
489,921	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	520,446
704,603	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	748,483
127,079	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	133,423
820,573	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	871,689
784,752	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	798,959
44,194	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	44,959
25,168	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	26,077
1,177,008	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,198,317
27,922,181	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	26,858,924
12,075,744	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	11,936,744
601,365	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	622,528
28,520	Federal National Mortgage Association Pass-Thru, Pool MA0282	5.00%		12/01/2039	30,042
417,255	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	432,319
21,431	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	22,017
13,448,954	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	13,164,441
9,736,111	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	9,283,564
179,007	Government National Mortgage Association, Pool 752494C	5.50%		09/20/2039	189,302
249,240	Government National Mortgage Association, Series 2003-67-SP, (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.93	% I/F I/O	08/20/2033	36,987
135,522	Government National Mortgage Association, Series 2008-82-SM, (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.88	% I/F I/O	09/20/2038	14,597
1,933,787	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	2,017,966
2,158,026	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	2,243,111
2,262,500	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	2,310,068
2,711,773	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	2,820,496
7,025,215	Government National Mortgage Association, Series 2010-113-SM, (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.88	% I/F I/O	09/20/2040	897,432
130,418	Government National Mortgage Association, Series 2010-25-ZB	4.50	% >	02/16/2040	134,727
4,495,839	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	4,568,617
6,649,914	Government National Mortgage Association, Series 2011-70-WS, (-2 x 1 Month LIBOR USD + 9.70%, 9.70% Cap)	5.37	% I/F	12/20/2040	6,490,956
11,812,089	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	12,100,268
13,210,626	Government National Mortgage Association, Series 2013-117-MS, (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.98	% I/F I/O	02/20/2043	1,409,960
6,399,045	Government National Mortgage Association, Series 2013-122-SB, (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.94	% I/F I/O	08/16/2043	889,686
28,629,757	Government National Mortgage Association, Series 2013-169-SE, (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.89	% I/F I/O	11/16/2043	3,808,559
9,943,057	Government National Mortgage Association, Series 2014-102-TS, (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.43	% I/F I/O	07/20/2044	1,176,078
7,848,480	Government National Mortgage Association, Series 2014-118-PS, (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.03	% I/F I/O	08/20/2044	1,146,183
6,867,420	Government National Mortgage Association, Series 2014-118-SA, (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.03	% I/F I/O	08/20/2044	880,344

Total US Government and Agency Mortgage Backed Obligations (Cost $1,703,203,385)					1,656,161,008

US Government and Agency Obligations - 19.6%
93,270,000	United States Treasury Notes	2.75%		11/15/2042	86,302,075
61,100,000	United States Treasury Notes	3.38%		05/15/2044	62,974,767
79,200,000	United States Treasury Notes	2.88%		08/15/2045	74,557,828
70,600,000	United States Treasury Notes	2.75%		11/15/2047	64,604,515
10,150,000	United States Treasury Notes	1.13%		01/31/2019	10,110,282
129,600,000	United States Treasury Notes	1.50%		10/31/2019	127,990,124
124,400,000	United States Treasury Notes	1.75%		11/30/2019	123,073,391
101,800,000	United States Treasury Notes	2.63%		07/31/2020	101,479,887
104,200,000	United States Treasury Notes	2.13%		08/31/2020	102,866,973
112,900,000	United States Treasury Notes	2.00%		09/30/2020	111,111,682
102,100,000	United States Treasury Notes	1.75%		10/31/2020	99,882,516
115,560,000	United States Treasury Notes	1.63%		11/30/2020	112,632,631
112,000,000	United States Treasury Notes	2.00%		05/31/2021	109,528,125
116,500,000	United States Treasury Notes	1.13%		06/30/2021	111,173,310
17,720,000	United States Treasury Notes	1.88%		01/31/2022	17,145,138
115,400,000	United States Treasury Notes	1.88%		08/31/2024	108,527,840
115,600,000	United States Treasury Notes	2.13%		09/30/2024	110,169,961
135,880,000	United States Treasury Notes	2.25%		10/31/2024	130,330,683
126,330,000	United States Treasury Notes	2.25%		08/15/2027	118,505,930
5,800,000	United States Treasury Notes	2.25%		11/15/2027	5,430,137
80,900,000	United States Treasury Notes	2.75%		02/15/2028	78,912,262
65,900,000	United States Treasury Notes	3.13%		02/15/2043	65,100,705
67,800,000	United States Treasury Notes	3.63%		08/15/2043	72,731,391
70,000,000	United States Treasury Notes	3.75%		11/15/2043	76,637,695
31,700,000	United States Treasury Notes	3.00%		08/15/2048	30,495,152

Total US Government and Agency Obligations (Cost $2,146,530,610)					2,112,275,000

Affiliated Mutual Funds - 10.4%
61,627,734	DoubleLine Global Bond Fund (Class I)				620,591,285
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				452,177,993
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				46,450,000

Total Affiliated Mutual Funds (Cost $1,138,900,000)					1,119,219,278

Exchange Traded Funds and Common Stocks - 0.0%
135,690	Frontera Energy Corporation *				1,899,660
7,893	SandRidge Energy, Inc. *				85,797

Total Exchange Traded Funds and Common Stocks (Cost $12,119,535)					1,985,457

Short Term Investments - 4.7%
113,907,093	First American Government Obligations Fund - Class X	1.91	% ♦		113,907,093
113,907,093	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90	% ♦		113,907,093
113,907,093	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90	% ♦		113,907,093
165,300,000	United States Treasury Bills	0.00%		03/07/2019	163,659,971

Total Short Term Investments (Cost $505,374,320)					505,381,250

Total Investments - 99.6% (Cost $10,903,927,003)					10,706,037,613
Other Assets in Excess of Liabilities - 0.4%					39,717,164

NET ASSETS - 100.0%					$10,745,754,777

^  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of these securities amounted to $2,158,719,894 or 20.1% of net assets.

#   Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

±   Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of September 30, 2018.

† Perpetual Maturity
I/O Interest only security

I/F   Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

P/O Principal only security

PIK  A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

* Non-income producing security
¥ Illiquid security
& Unfunded or partially unfunded loan commitment. At September 30, 2018, the value of these securities amounted to $3,308,223 or 0.0% of net assets.

ß   The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2018.

§   The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2018.

Þ Value determined using significant unobservable inputs.
Ω Security is in default or has failed to make a scheduled payment. Income is not being accrued.

>   This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

♦ Seven-day yield as of September 30, 2018
~ Represents less than 0.05% of net assets

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	19.6%
US Government and Agency Mortgage Backed Obligations	15.4%
US Corporate Bonds	12.3%
Affiliated Mutual Funds	10.4%
Foreign Corporate Bonds	9.9%
Non-Agency Residential Collateralized Mortgage Obligations	8.9%
Non-Agency Commercial Mortgage Backed Obligations	7.2%
Bank Loans	5.0%
Short Term Investments	4.7%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	2.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0	% ~
Other Assets and Liabilities	0.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	19.6%
US Government and Agency Mortgage Backed Obligations	15.4%
Affiliated Mutual Funds	10.4%
Non-Agency Residential Collateralized Mortgage Obligations	8.9%
Non-Agency Commercial Mortgage Backed Obligations	7.2%
Banking	4.9%
Short Term Investments	4.7%
Energy	3.5%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	2.2%
Telecommunications	2.1%
Healthcare	1.7%
Utilities	1.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Transportation	1.0%
Insurance	0.9%
Technology	0.9%
Finance	0.9%
Automotive	0.8%
Business Equipment and Services	0.7%
Media	0.7%
Pharmaceuticals	0.7%
Consumer Products	0.6%
Electronics/Electric	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Aerospace & Defense	0.5%
Food Products	0.4%
Leisure	0.4%
Mining	0.4%
Real Estate	0.4%
Pulp & Paper	0.4%
Industrial Equipment	0.3%
Chemicals/Plastics	0.3%
Containers and Glass Products	0.3%
Retailers (other than Food/Drug)	0.3%
Food Service	0.2%
Construction	0.2%
Commercial Services	0.2%
Beverage and Tobacco	0.2%
Building and Development (including Steel/Metals)	0.2%
Food/Drug Retailers	0.1%
Municipal Bonds	0.1%
Conglomerates	0.1%
Chemical Products	0.1%
Environmental Control	0.1%
Diversified Manufacturing	0.0	% ~
Financial Intermediaries	0.0	% ~
Cosmetics/Toiletries	0.0	% ~
Other Assets and Liabilities	0.4%

	100.0%

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2018 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at September 30, 2018	Value at September 30, 2018	Change in Unrealized for the Period Ended September 30, 2018	Dividend Income Earned in the Period Ended September 30, 2018	Net Realized Gain (Loss) in the Period Ended September 30, 2018
DoubleLine Global Bond Fund (Class I)	$517,745,649	$136,500,000	$—	61,627,734	$620,591,285	$(33,654,364)	$6,626,117	$—
DoubleLine Infrastructure Income Fund (Class I)	456,745,448	—	—	45,674,545	452,177,993	(4,567,455)	7,097,183	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	48,650,000	—	—	5,000,000	46,450,000	(2,200,000)	752,715	—

	$1,023,141,097	$136,500,000	$—	112,302,279	$1,119,219,278	$(40,421,819)	$14,476,015	$—

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

    Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                   DoubleLine Funds Trust

By (Signature and Title)               /s/ Ronald R. Redell

                                                     Ronald R. Redell, President

Date      11/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Ronald R. Redell

                                                 Ronald R. Redell, President

Date      11/28/2018

By (Signature and Title)          /s/ Susan Nichols

                                                   Susan Nichols, Treasurer and

                                                   Principal Financial and Accounting Officer

Date      11/28/2018